UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06418

LORD ABBETT MUNICIPAL INCOME TRUST
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2008

Item 1:           Report to Shareholders.

2008
LORD ABBETT ANNUAL REPORT

Lord Abbett

Municipal Income Fund

Municipal Income Trust

National Tax Free Fund

California Tax Free Fund

Connecticut Tax Free Fund

Hawaii Tax Free Fund

Missouri Tax Free Fund

New Jersey Tax Free Fund

New York Tax Free Fund

Intermediate Tax Free Fund

Georgia Tax Free Trust

High Yield Municipal Bond Fund

Pennsylvania Tax Free Trust

For the fiscal year ended September 30, 2008

Lord Abbett Municipal Income Fund and
Lord Abbett Municipal Income Trust

Annual Report

For the fiscal year ended September 30, 2008

Dear Shareholders: We are pleased to provide you with this overview of the strategies and performance of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for the fiscal year ended September 30, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries of the Funds' portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended September 30, 2008?

A: The fixed-income market experienced a severe downturn in liquidity late in the 12-month period ended September 30, 2008. As the value of subprime mortgages and related assets continued to fall, major financial institutions were forced to write down the value of their holdings of these securities. Institutional investors – traditionally a large source of liquidity in the municipal market – reduced their investments on the belief they would need resources to meet future obligations. This led to a severe lack of liquidity in the municipal bond market during the period.

As the crisis in the credit markets unfolded, investors sought the perceived safe haven of Treasury instruments, especially those with shorter maturities. This resulted in a steepening of the yield curve. Yields on municipal bonds with longer maturities rose, and the municipal bond yield curve steepened.

The Federal Reserve Board (the Fed) initiated several moves during the period. It began with repeated cuts in the fed funds target rate, and by the end of the period, it had cut that rate six times, from 4.75% to 2.00%.

Banks remained reluctant to lend to each other, so the Fed took additional steps. On December 12, 2007, the Fed implemented the Term Auction Facility to give commercial banks access to short-term loans. In addition, on March 11, 2008, it announced the establishment of the Term Securities Lending Facility. It also said it would accept certain mortgage-backed securities as collateral for these loans. By allowing banks to exchange relatively illiquid and troubled assets for Treasuries, it hoped to reduce the reluctance of banks to lend to each other. Finally, on March 16, 2008, it announced the creation of the Primary Dealer Credit Facility, whereby it would make short-term loans to large investment banks and would accept a broader range of collateral for these loans. Difficulties in the credit markets continued, however, prompting Congress to pass a broad-ranging financial rescue package to purchase troubled mortgage-related assets from banks.

Yields on municipals rose versus Treasuries. As of October 1, 2007, yields on 10-year 'AAA' rated municipals equaled 85% of the yield on 10-year Treasuries. By September 30, 2008, that figure had risen to 108%.

Issuance of new municipal bonds declined during the period, although refinancings increased in April through June of 2008 as a result of large numbers of conversions of auction rate securities. Between October 1, 2007, and September 30, 2008, issuance totaled more than $420 million, down 5.9% from the previous 12-month period.

The monolines experienced pressure on their credit ratings as a result of insurance they had written on mortgage-backed securities. Three of the largest bond insurers, Ambac, MBIA, and FGIC, were downgraded during the period.

Q: How did each Fund perform during the fiscal year ended September 30, 2008?

A: (Please see Table 1 for the relative performance of each Fund.)

Table 1: Fund Performance

	Class A Shares @ NAV 9/30/08 12-Mo. Return	Lipper Funds Average[1]	Barclays Capital Muni Bond Index[2]	Barclays Capital Muni Bond Index: 7 Yr (6-8)[3]	Barclays Capital 85% HY/ 15% Muni Bond Index[4]	Barclays Capital HY Muni Index[5]
National Tax Free Fund	-8.41%	-4.83%	-1.87%	—	—	—
California Tax Free Fund	-7.16	-5.71	-1.87	—	—	—
Connecticut Tax Free Fund	-5.77	-4.11	-1.87	—	—	—
Hawaii Tax Free Fund	-3.99	-4.19	-1.87	—	—	—
Missouri Tax Free Fund	-6.45	-4.59	-1.87	—	—	—
New Jersey Tax Free Fund	-7.36	-4.53	-1.87	—	—	—
New York Tax Free Fund	-7.37	-4.43	-1.87	—	—	—
Intermediate Tax Free Fund	0.43	-0.77	—	2.59%	—	—
Georgia Tax Free Trust	-6.62	-4.78	-1.87	—	—	—
HY Municipal Bond Fund	-16.33	-10.51	—	—	-8.85%	-10.04%
Pennsylvania Tax Free Trust	-5.90	-5.06	-1.87	—	—	—

Peer Groups

The Lipper Funds Average for each fund consists of municipal debt funds for the particular state involved, except for the National Tax Free Fund, Hawaii Tax Free Fund, Intermediate Tax Free Fund and High Yield Municipal Bond Fund. In the case of those funds, the applicable Lipper Funds Averages are General Municipal Debt Funds, Other States Municipal Debt Funds, Intermediate Municipal Debt Funds and High Yield Municipal Debt Funds, respectively.

Benchmarks

The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is applicable for all funds, except the Intermediate Tax Free Fund and the High Yield Municipal Bond Fund. The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index: 7 Year (6–8) is applicable for the Intermediate Tax Free Fund. The Barclays Capital (formerly Lehman Brothers) 85% High Yield/15% Municipal Bond Index and the Barclays Capital (formerly Lehman Brothers) High Yield Municipal Bond Index are applicable for the High Yield Municipal Bond Fund.

Q. What were the most significant factors affecting performance?

A: The most significant factors affecting each fund's performance were as follows:

National Tax Free Fund

The National Tax Free Fund underperformed its benchmark during the 12-month period ended September 30, 2008. Detracting from performance were holdings of longer maturities and lower quality. Bonds with intermediate and long maturities underperformed those with maturities of five years or less. Bonds of lower quality underperformed those of higher quality. Also detracting from performance were holdings in the healthcare and tobacco sectors. Corporate-backed development bonds also detracted from performance. Contributing to performance were holdings of pre-refunded bonds.6

California Tax Free Fund

Municipal market conditions were challenging during the 12-month period. Detracting from performance in the period were the portfolio's holdings in both longer maturities and lower-rated credits. Performance was aided by the portfolio's holding of securities with maturities shorter than nine years and an allocation (the second largest sector allocation) in the pre-refunded sector.

Debt issued by the State of California is currently rated 'A1' by Moody's and 'A+' by Standard & Poor's. These ratings are based on the state's diverse and affluent economy. The state's per capita personal income is $39,300, compared with $36,600 for the United States, and California's economy is the biggest of all the 50 states. Its pension system has a better-than-average funding ratio of more than 88%, and in recent years the state has built up its reserves.

The outlook for California's ratings is stable (according to both S&P & Moody's). However, primarily due to the ailing U.S. housing market, the state's revenues have been below the forecast. As of February 2008, the median price of a single-family home was 26% lower than the year-ago median. Lower real estate values have cost the state an additional $600 million to compensate public schools for lower property taxes.

In May 2008, California revised its budget proposal for 2008–2009, including updated revenue projections and budget solutions. On September 23, 2008, Governor Arnold Schwarzenegger signed the 2008–2009 budget 85 days late due to difficulties passing the proposed budget through the state legislature. The new budget addresses California's $15.2 billion budget shortfall with a combination of cuts and increased revenue. It also includes an increased rainy-day fund.

California's debt levels have remained moderate, but are still increasing. Debt per capita of $1,722 represents nearly a 100% increase during the past five years. As of June 2008, net tax-supported debt for California was about $67 billion. Looking ahead, while expecting to stay within manageable levels, California anticipates continued increases in debt measures.

Connecticut Tax Free Fund

With a steepening yield curve, the exposure of the Connecticut Tax Free Fund portfolio to longer-term bonds detracted from performance for the one-year period. Yields rose much more for longer-term bonds than for shorter-term bonds, resulting in lower total return for longer-term bonds.

Also detracting from performance were the portfolio's holdings in lower-rated bonds. Moreover, while some bond insurance companies were being downgraded or put on "negative" outlook during the period, the Fund's large exposure to the insured bonds also hurt performance. The pre-refunded bond sector added to performance for the year.

Debt issued by the State of Connecticut is currently rated 'Aa3' by Moody's and 'AA' by Standard & Poor's. These healthy ratings are based on a solid state economy with revenue growth in personal income, sales tax, and corporate tax collections. In addition, Connecticut is the wealthiest state in the United States, with operating surpluses, and a rising budget reserve fund level, which reached a record high of nearly $1.4 billion at the end of fiscal year 2007.

The state ended fiscal year 2007 with a budget surplus of $1.1 billion. However, as of May 20, 2008, Connecticut revised its forecast for fiscal 2008, predicting a modest deficit of $52.9 million. Connecticut is feeling less impact from the struggling U.S. housing market than is much of the country. In 2007, Connecticut's construction jobs increased 2.1%, versus a national decrease of 1.0%, while the state's home prices continued to rise at a modest pace. Connecticut's employment gains of 1% in 2007 matched the national level of employment gains.

Connecticut's debt ratios are high. With net tax-supported debt equaling $3,698 per capita, compared with a national median of $889 per capita, the state's debt ratio ranks second in the nation, according to Moody's 2008 State Debt Medians Report. However, taking into account the state's high income levels, its debt ratios are manageable.

The state has made a commitment to fully fund its annual required Teachers' Retirement System contribution. As of June 30, 2006, the State Employees' Retirement Fund (SRF) reported an unfunded pension obligation of 53%, or $7.9 billion.

Hawaii Tax Free Fund

Financial market upheaval during the period resulted in a materially steeper yield curve in the municipal market place during the one-year period. Investors sought safe haven in the very front end of the yield curve, where maturities are 10 years or less. The Hawaii Tax Free Fund's yield curve positioning played a critical role in shaping the returns for the year, as longer-dated maturities negatively affected performance. Historically these bonds have provided higher tax-exempt income and higher potential returns. However, it did not work out that way during this one-year period.

The Fund did benefit from its holding of securities shorter than 10 years. The marketplace also rewarded the Fund for its second largest sector allocation, the pre-refunded sector.

Debt issued by the State of Hawaii is currently rated 'Aa2' by Moody's. These strong ratings are based on the state's track record of fiscal conservatism, sound financial position, and slowing, yet positive, employment trends.

Unaudited results for fiscal year 2008 indicate that total tax revenues increased by 1.2%. Hawaii's economy is slowing. In August 2008, the state reduced its forecasts for tax revenue growth, from 4% to 1%, for fiscal year 2009 due to slower growth of employment and personal income. Even so, the state's July 2008 unemployment rate of 3.9% was among the lowest in the nation. While Hawaii still has very strong reserves, unaudited results for fiscal 2008 report a $162.2 million decline in the state's ending general fund balance, to $331 million.

With debt per capita of $3,663, or 9.9% of personal income, Hawaii ranks third highest in the nation, according to Moody's 2008 State Debt Medians Report. However, Hawaii issues all debt for its schools, which in most other states is provided for on the local level. Hawaii's retirement system funded ratio was below average, at 67.5%, at the end of fiscal year 2007.

Missouri Tax Free Fund

Municipal market conditions were challenging during the one-year period, as financial market turmoil resulted in higher yields for both long-maturity bonds and lower-quality credits. For the period, the Missouri Tax Free Fund holdings in both longer maturities and lower-rated credits negatively affected performance. The Fund did benefit from its holding of securities with maturities of 10 years and less. The marketplace also rewarded the Fund for its sector allocation to the pre-refunded sector.

General obligation (GO) bonds issued by the State of Missouri are currently rated 'AAA' by Standard and Poor's. These strong ratings are based on Missouri's strong, diverse economy, good financial management, strong reserves, and low debt burden. Located in the center of the United States, Missouri's geographic position is valuable for trade and manufacturing. Missouri is the 15th most populous state in the nation, with an estimated 2008 population of more than 5.8 million people. The state's 2007 per capita effective buying income was 94% of the national level. Unemployment in Missouri for 2007 was 5.0%, versus a national average of 4.6%.

Missouri's actual expenditures for fiscal 2008 were under budget, enabling the state to increase its already strong reserves by nearly $166 million. Fiscal 2008 net general revenues were up 3.7% over fiscal 2007. Personal income taxes increased 5.9%, corporate income taxes increased 0.2%, and net sales taxes decreased 1.2%.

The state has two major retirement systems to cover state employees. At the end of fiscal year 2007, the larger of the two plans was funded at 84%, and the smaller was fully funded. Missouri has a low per capita debt level of $613.

New Jersey Tax Free Fund

A combination of longer-maturity bonds and widening credit spreads were among the factors detracting from performance for the one-year period. While the Fund did shorten its average maturity by two years during the period, bonds maturing 13 years and longer performed much worse than shorter bonds and detracted from overall performance. While some bond insurance companies were being downgraded or put on "negative" outlook during the period, the Fund's large exposure to insured bonds also had a negative impact upon performance. The Fund benefited from its allocation to pre-refunded bonds, which posted positive returns during the period.

General obligation (GO) debt issued by the State of New Jersey is currently rated 'Aa3' by Moody's and 'AA' by Standard and Poor's. These ratings are based on New Jersey's varied economy, high wealth and income levels, and improving general fund reserves, which reached 6.5% in fiscal 2007. They also reflect an increasing debt burden and a large unfunded pension liability.

New Jersey's job creation rate lags growth nationally. The state's July 2008 unemployment rate was 5.4%, versus a national rate of 5.7%. The state has seen a decline in employment in the financial, manufacturing, and construction sectors. The struggling housing market has caused a sharp decline in housing permits, from 34,000 in 2006 to 25,000 in 2007.

In terms of personal income, New Jersey ranks second among the 50 states, with per capita personal income at $49,194 in 2007. The funded ratio for state pensions is low, at 73.2%. As of June 2008, the state's net tax-supported debt was the third highest in the country, at about $29.7 billion.

New York Tax Free Fund

For the 12 month period, the New York Tax Free Fund underperformed its benchmark. The municipal yield curve steepened dramatically, widening the difference between yields of short-term and long-term bonds. Consequently, the portfolio's holdings in longer-maturity bonds was a negative factor. Typically, longer maturity bonds provide more attractive tax exempt income and total return potential than shorter bonds. However, they do not perform as well when rates rise significantly as they did during this time period.

The portfolio's exposure to lower-rated bonds detracted from performance. Pre-refunded bonds added to performance for the year.

Debt issued by the State of New York is currently rated 'Aa3' by Moody's and 'AA' by Standard & Poor's. These ratings are based on the state's wealthy, mature economy and its highly educated global workforce, as well as its history of conservative budgeting and active expense management, improved finances, and growing budget reserves. Slowing of the national economy has hurt New York's economy, especially due to the state's dependence on the financial and insurance sectors.

For fiscal year 2008 (ended March 31, 2008), New York's revenues were below budget by $4.1 billion. Expenses for 2008 were $4.6 billion under budget, and the total General Fund reserves fell by $291 million, to $2.75 billion, from fiscal year 2007 to fiscal year 2008.

The pension system in New York is well funded when compared with other states. Outstanding tax-supported debt is currently more than $53 billion. New York ranks fifth among the 50 states, according to Moody's 2008 State Debt Medians Report, in terms of both net tax-supported debt per capita and debt burden as a percentage of personal income, which currently is 6.3%.

Intermediate Tax Free Fund

The Intermediate Tax Free Fund underperformed its benchmark, the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index: 7 Year (6–8), during the 12-month period ended September 30, 2008. Longer maturities underperformed shorter maturities, and low quality underperformed high quality. The Fund's holdings of longer bonds and those of lower quality, therefore, detracted from performance. As the period progressed, the Fund increased its weightings of lower-quality bonds and longer bonds, as those were repriced lower, and increased the overall yield as a result. Contributing to performance were the Fund's holdings of pre-refunded bonds, which are of high quality, and holdings of insured bonds.

Georgia Tax Free Trust

With a steepening yield curve, the Georgia Tax Free Trust's exposure to longer-term bonds detracted from performance for the one-year period. Yields rose much more for longer-term bonds than for shorter-term bonds, resulting in lower total return for longer-term bonds.

Also detracting from performance were the Fund's holdings in lower-rated bonds. The weaker performance of lower-quality bonds was due to decreased demand and lack of liquidity. The portfolio's holdings in pre-refunded bonds contributed to performance for the year.

Debt issued by the State of Georgia is currently rated 'Aaa' by Moody's and 'AAA' by Standard & Poor's. These strong ratings are based on solid revenue growth and reserve levels, consistent employment increases, conservative financial practices, and well-funded employee pensions. While employment growth is still growing faster than the rest of the country, Georgia has experienced a slowdown during 2008, primarily due to weakness in the housing market. However, the diversity of Georgia's economy has helped to offset losses brought on by housing and related sectors.

Georgia's audited tax revenues for fiscal 2007 grew 8.1%, versus fiscal 2006 and the state increased its revenue shortfall reserve to $1.5 billion, or 4.8% of revenues. As of May 2008, the state's year-to-date revenues were $15.83 billion, versus $15.85 billion for the same period of 2007.

While still moderate when compared with the median level for the 50 states as determined in Moody's 2007 State Debt Medians Report, Georgia's level of debt burden is increasing. Georgia has about $8.9 billion in outstanding debt, including $589.9 million in guaranteed debt.

Pension funded status in Georgia ranks among the best in the United States. The state's two largest pension systems are funded at 97% for the Employees' Retirement System of Georgia and at 98% for the Teacher's Retirement System of Georgia as of June 30, 2005.

High Yield Municipal Bond Fund

The High Yield Municipal Bond Fund underperformed its benchmark, the Barclays Capital (formerly Lehman Brothers) High Yield Municipal Bond Index, during the 12-month period. Performance in the high yield market was hurt by a flight to quality during the period. Also detracting from performance were portfolio holdings in lower-quality bonds and in longer maturities, which tend to pay higher yields, as well as holdings in the airline, healthcare, and tobacco sectors.

Pennsylvania Tax Free Trust

With a steepening yield curve, the Pennsylvania Tax Free Fund's exposure to longer-term bonds and lower-quality bonds detracted from performance for the one-year period. Yields rose much more for longer-term bonds than for shorter-term bonds, resulting in lower total return for longer-term bonds. Historically, longer maturities and lower quality bonds have led to higher tax exempt income and stronger total returns. However, that did not happen during the 12-month period.

In addition, credit spreads continued to widen, which caused the Fund's holdings in lower-rated bonds to detract from performance. The weaker performance of lower-quality bonds was due to decreased demand and lack of liquidity. Moreover, while some bond insurance companies were being downgraded or put on "negative" outlook during the period, the Fund's large exposure to insured bonds also hurt performance. Pre-refunded bonds was one of the few sectors that outperformed the benchmark for the year, and added to performance.

Debt issued by the Commonwealth of Pennsylvania is currently rated 'Aa2' by Moody's and 'AA' by Standard & Poor's. These ratings are based on the commonwealth's varied economic base, modestly growing wealth levels, a significant reduction of available reserves, responsive financial management team, and a favorable debt profile relative to other states. While there has been no significant reduction in employment, Pennsylvania's economy has undergone a slowdown in line with the nation's economy. The commonwealth's aggregate nonfarm employment levels rose 0.7% in 2007, versus national growth of 1.1%. At the close of 2007, Pennsylvania's unemployment rate of 4.7% was below the national rate of 5.0%.

On a GAAP (Generally Accepted Accounting Principles) basis, Pennsylvania's total 2007 general fund revenues of $43.5 billion, including federal appropriations, were greater than expenditures of $43.1 billion. As of April 2008, year-to-date revenues were ahead of estimates by $436.6 million, personal income tax collections were 3% higher than estimates, and sales tax revenues were on par with estimates. The commonwealth estimates a 2008 ending balance for an unappropriated general fund of $400 million, or 1.45% of tax revenues.

Pennsylvania's State Employee's Retirement Fund and the Public School Employees Retirement Fund are well funded, with funded ratios of 92.9% and 81.2%, respectively. The commonwealth's ratio of debt to personal income is 2.4%, equal to the Moody's 2008 State Debt Medians Report. Pennsylvania ranks 27th among the states in terms of net tax-supported debt per capita with $870, versus the national median of $889.

Each Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. Please see the prospectus for more information on redemptions that may be subject to a CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Web site at www.lordabbett.com. Read the prospectus carefully before investing.

1  The Lipper Funds Average: Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

2  The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. To be included in this index, bonds must have a minimum credit rating of at least Baa, an outstanding par value of at least $3 million, and be issued as part of a transaction of at least $50 million. Includes zero coupon bonds subject to the alternative minimum tax.

3  The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index: 7 Yr (6-8) is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted seven-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.

4  The Barclays Capital (formerly Lehman Brothers) 85% High Yield/15% Municipal Bond Index is a total return benchmark designed for municipal portfolios, which contain both investment and non-investment-grade tax-exempt bonds. The index contains an equal weighting of the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index and the Barclays Capital (formerly Lehman Brothers) Municipal Non-Investment Grade Index.

5  The Barclays Capital (formerly Lehman Brothers) High Yield Municipal Bond Index is an unmanaged index that includes municipal bonds having a maximum quality rating of Ba1, or non-rated, original issue size of $20 million or larger, and maturities of at least one year.

6  Pre-refunded bonds are older, tax-free bonds that typically pay coupons higher than current market rates and that have been refinanced or "prepaid" by the proceeds of a second bond issue. The proceeds of this second issuance are used to "call" or pay off the original issue at its first call date. Until that time, the monies are held in escrow and are usually invested in U.S. Treasuries. As a result, pre-refunded bonds are generally deemed to have virtually no default risk. Typically, when a bond becomes pre-refunded it appreciates in value because of its higher credit quality and improved marketability.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Note: Fees and expense waivers are currently in effect for all the Funds. Had waivers not been in effect, performance would have been lower. See the Funds' prospectuses for a history of fees waived and expenses assumed. Existing expense waivers may be revised or terminated at any time.

Copyright © 2008 by Reuters. All rights reserved. Any copying, republication, or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. An investor cannot invest directly in an average.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in a fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to our Web site at www.lordabbett.com.

Except where noted, comparative fund performance does not account for the deduction of sales charges, and would be different if sales charges were included. Each fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Funds' prospectuses.

The views of each fund's management and the portfolio holdings described in this report are as of September 30, 2008; these views and holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each fund, please see the Funds' prospectuses.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

National Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper General Municipal Debt Funds Average and the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A4	-11.36%	0.20%	2.31%	—
Class B5	-12.58%	0.02%	2.14%	—
Class C6	-9.01%	0.22%	1.99%	—
Class F7	-8.32%	—	—	-8.28%

Standardized Yield for the Year Ended September 30, 2008

Class A	Class B	Class C	Class F
5.23%	4.40%	4.58%	5.35%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2008, is calculated using the SEC required uniform method to compute such return.

5  Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

7  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

California Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper California Municipal Debt Funds Average and the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A4	-10.22%	0.60%	2.44%	—
Class C5	-7.73%	0.64%	2.14%	—
Class F6	-7.07%	—	—	-7.03%

Standardized Yield for the Year Ended September 30, 2008

Class A	Class C	Class F
4.71%	4.06%	4.89%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2008, is calculated using the SEC required uniform method to compute such return.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Connecticut Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Connecticut Municipal Debt Funds Average and the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A4	-8.79%	1.02%	2.80%	—
Class F5	-5.77%	—	—	-5.74%

Standardized Yield for the Year Ended September 30, 2008

Class A	Class F
4.93%	5.05%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2008, is calculated using the SEC required uniform method to compute such return.

5  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Hawaii Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Other States Municipal Debt Funds Average and the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A4	-7.19%	1.16%	2.63%	—
Class F5	-3.89%	—	—	-3.87%

Standardized Yield for the Year Ended September 30, 2008

Class A	Class F
4.31%	4.46%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index and the average are composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2008, is calculated using the SEC required uniform method to compute such return.

5  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Missouri Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Missouri Municipal Debt Funds Average and the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A4	-9.41%	0.68%	2.71%	—
Class F5	-6.36%	—	—	-6.32%

Standardized Yield for the Year Ended September 30, 2008

Class A	Class F
4.69%	4.88%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2008, is calculated using the SEC required uniform method to compute such return.

5  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

New Jersey Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper New Jersey Municipal Debt Funds Average and the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A4	-10.41%	0.30%	2.18%	—
Class F5	-7.27%	—	—	-7.23%

Standardized Yield for the Year Ended September 30, 2008

Class A	Class F
4.66%	4.90%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2008, is calculated using the SEC required uniform method to compute such return.

5  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

New York Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper New York Municipal Debt Funds Average and the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A4	-10.39%	0.40%	2.69%	—
Class C5	-8.02%	0.40%	2.38%	—
Class F6	-7.18%	—	—	-7.15%

Standardized Yield for the Year Ended September 30, 2008

Class A	Class C	Class F
4.84%	4.18%	4.97%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2008, is calculated using the SEC required uniform method to compute such return.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Intermediate Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital (formerly Lehman Brothers) 3-10 Year Insured Tax-Exempt Bond Index, the Barclays Capital (formerly Lehman Brothers) Bond Index: 7 Year (6-8) and the 50% Barclays Capital (formerly Lehman Brothers) Municipal Bond Index: 7 Year (6-8)/50% Barclays Capital (formerly Lehman Brothers) Municipal Bond Index: 10 Year (8-12) assuming reinvestment of all dividends and distributions. The Fund believes that the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index: 7 Year (6-8) is a more appropriate benchmark for the Fund and therefore will remove the Barclays Capital (formerly Lehman Brothers) 3-10 Year Insured Tax-Exempt Bond Index from the next Annual Report. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2008

	1 Year	5 Years	Life of Class
Class A3	-1.78%	1.81%	1.76%
Class B4	-4.16%	1.34%	1.28%
Class C5	-0.31%	1.51%	1.43%
Class F6	0.57%	—	0.57%
Class P7	0.29%	2.09%	2.01%

Standardized Yield for the Year Ended September 30, 2008

Class A	Class B	Class C	Class F	Class P
4.18%	3.41%	3.41%	4.35%	3.95%

1  Reflects the deduction of the maximum initial sales charge of 2.25%.

2  Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund's performance.

3  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended September 30, 2008, is calculated using the SEC required uniform method to compute such return. The Class A share inception date is June 30, 2003.

4  Class B shares were first offered on June 30, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and for the life of the Class.

5  Class C shares were first offered on June 30, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

7  Class P shares were first offered on June 30, 2003. Performance is at net asset value.

Georgia Tax Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Georgia Municipal Debt Funds Average and the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A4	-9.73%	0.78%	3.15%	—
Class F5	-6.53%	—	—	-6.49%

Standardized Yield for the Year Ended September 30, 2008

Class A	Class F
4.68%	4.83%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2008, is calculated using the SEC required uniform method to compute such return.

5  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

High Yield Municipal Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Barclays Capital (formerly Lehman Brothers) 85% High Yield/15% Municipal Bond Index, the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index, the Barclays Capital (formerly Lehman Brothers) High Yield Municipal Bond Index, and the Lipper High Yield Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The Fund believes that the Barclays Capital (formerly Lehman Brothers) High Yield Municipal Bond Index is a more appropriate benchmark for the Fund and therefore will remove the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index from the next annual report. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2008

	1 Year	Life of Class
Class A4	-19.02%	-2.13%
Class B5	-19.86%	-2.26%
Class C6	-16.77%	-1.62%
Class F7	-16.19%	-16.11%
Class P8	-16.34%	-1.26%

Standardized Yield for the Year Ended September 30, 2008

Class A	Class B	Class C	Class F	Class P
6.36%	5.85%	5.85%	6.47%	6.12%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged indexes does not reflect any fees or expenses. The performance of the average or the indexes is not necessarily representative of the Fund's performance. Indexes and average are calculated from December 31, 2004 to September 30, 2008.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended September 30, 2008, is calculated using SEC required uniform method to compute such return. The Class A inception date is December 30, 2004.

5  Class B shares were first offered on December 30, 2004. Performance reflects the deduction of a CDSC of 4% for 1 year and 3% for the life of the Class.

6  Class C shares were first offered on December 30, 2004. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

7  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

8  Class P shares were first offered on December 30, 2004. Performance is at net asset value.

Pennsylvania Tax Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Pennsylvania Municipal Debt Funds Average and the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A4	-8.92%	0.91%	2.82%	—
Class F5	-5.81%	—	—	-5.78%

Standardized Yield for the Year Ended September 30, 2008

Class A	Class F
4.72%	4.88%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2008, is calculated using the SEC required uniform method to compute such return.

5  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes; also, certain Funds do not yet have effective a Rule 12b-1 plan under which distribution and service fees are paid); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 through September 30, 2008).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 4/1/08 – 9/30/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

National Tax Free Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$943.30	$5.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.30
Class B
Actual	$1,000.00	$940.40	$8.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.79	$9.27
Class C
Actual	$1,000.00	$940.60	$8.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.65	$8.42
Class F
Actual	$1,000.00	$943.80	$4.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.25	$4.80

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.84% for Class B, 1.67% for Class C, and 0.95% for Class F) multiplied by the average account value over the period, multiplied by 183/366 for Class A, B, C, and F (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	23.95%
Aaa	1.88%
AA+	2.01%
Aa1	2.10%
AA	13.09%
Aa2	0.08%
AA-	3.75%
Aa3	0.92%
A+	2.62%
A1	0.56%
A	1.61%
A2	2.00%
A-	2.72%
A3	2.64%
BBB+	3.47%
Baa1	0.98%
BBB	7.34%
Baa2	1.71%
Credit Rating: S&P or Moody's(a)	%*
BBB-	3.33%
Baa3	1.47%
BB+	1.37%
Ba1	0.41%
BB	1.27%
Ba2	0.48%
Ba3	0.89%
B+	0.38%
B2	0.07%
B-	0.63%
B3	0.08%
CCC+	0.44%
Caa1	0.32%
CCC	0.47%
NR	14.00%
Short-Term Investments	0.96%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

California Tax Free Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$954.40	$5.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	$5.55
Class C
Actual	$1,000.00	$950.70	$8.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.35	$8.72
Class F
Actual	$1,000.00	$954.80	$5.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.80	$5.25

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.10% for Class A, 1.73% for Class C and 1.04% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	27.11%
Aaa	0.45%
Aa1	0.87%
AA	17.11%
AA-	2.98%
Aa3	0.86%
A+	14.68%
A1	0.69%
A	6.71%
A2	0.55%
A-	0.23%
Credit Rating: S&P or Moody's(a)	%*
A3	2.40%
BBB+	2.92%
Baa1	1.94%
BBB	4.57%
Baa2	1.37%
BBB-	2.37%
Baa3	2.27%
BB+	0.97%
NR	8.14%
Short-Term Investment	0.81%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Connecticut Tax Free Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$958.60	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.51	$3.54
Class F
Actual	$1,000.00	$958.00	$2.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.99	$3.03

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.70% for Class A and 0.60% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2008

Credit Rating: S&P or Moody's	%*
AAA	22.52%
Aaa	0.69%
AA+	0.73%
AA	34.11%
AA-	0.48%
Aa3	3.94%
A+	0.66%
A1	2.51%
A	1.34%
A2	1.38%
A-	4.65%
A3	5.65%
BBB+	2.77%
Baa1	2.70%
BBB	2.37%
BBB-	4.71%
NR	7.96%
Short-Term Investment	0.83%
Total	100.00%

*  Represents percent of total investments.

Hawaii Tax Free Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$964.00	$3.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.94
Class F
Actual	$1,000.00	$964.40	$2.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$2.83

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.78% for Class A and 0.56% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2008

Credit Rating: S&P or Moody's	%*
AAA	30.12%
Aaa	2.75%
AA	27.80%
AA-	2.33%
Aa3	3.35%
A+	5.73%
A3	0.76%
BBB+	5.81%
Baa1	2.44%
BBB	2.13%
BBB-	5.74%
B	0.73%
NR	10.31%
Total	100.00%

*  Represents percent of total investments.

Missouri Tax Free Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$954.50	$3.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$3.99
Class F
Actual	$1,000.00	$954.90	$3.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.64

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.79% for Class A and 0.72% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	21.87%
Aaa	1.70%
AA+	8.00%
AA	23.03%
Aa2	0.70%
AA-	2.89%
Aa3	6.56%
A+	1.10%
A1	0.29%
A	0.84%
A2	4.95%
A-	2.15%
A3	4.58%
BBB+	3.44%
Baa1	1.46%
BBB	2.04%
Baa2	1.03%
BBB-	5.24%
Baa3	0.03%
NR	8.10%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

New Jersey Tax Free Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$947.90	$4.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.85	$4.19
Class F
Actual	$1,000.00	$948.40	$3.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.46	$3.59

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.83% for Class A and 0.71% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	17.69%
Aaa	7.31%
AA+	2.17%
Aa1	2.55%
AA	11.70%
AA-	9.04%
Aa3	1.96%
A+	3.11%
A1	1.25%
A2	9.18%
A-	2.63%
A3	3.75%
BBB+	1.34%
Credit Rating: S&P or Moody's(a)	%*
Baa1	1.52%
BBB	3.56%
Baa2	0.84%
BBB-	6.94%
Baa3	1.11%
BB+	0.53%
Ba2	0.79%
B	0.68%
B3	0.18%
NR	10.06%
Short-Term Investment	0.11%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

New York Tax Free Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$948.70	$4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.23	$4.80
Class C
Actual	$1,000.00	$945.70	$7.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.08	$7.97
Class F
Actual	$1,000.00	$950.10	$3.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.45	$3.54

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.58% for Class C and 0.70% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	15.98%
Aaa	1.12%
AA+	6.69%
Aa1	2.62%
AA	15.44%
Aa2	6.11%
AA-	19.98%
Aa3	0.26%
A+	1.87%
A	5.01%
A3	1.82%
BBB+	3.41%
Credit Rating: S&P or Moody's(a)	%*
Baa1	0.41%
BBB	3.60%
BBB-	4.42%
BB+	1.25%
Ba1	1.91%
BB	1.72%
B-	0.22%
CCC+	0.47%
NR	4.76%
Short-Term Investment	0.93%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Intermediate Tax-Free Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$985.40	$1.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.64	$1.37
Class B
Actual	$1,000.00	$981.90	$5.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.83	$5.20
Class C
Actual	$1,000.00	$982.80	$5.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.90	$5.20
Class F
Actual	$1,000.00	$987.20	$0.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.37	$0.66
Class P
Actual	$1,000.00	$984.90	$2.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.63	$2.33

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.27% for Class A, 1.03% for Class B, 1.03% for Class C, 0.13% for Class F and 0.46% for Class P) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	22.77%
Aaa	3.78%
AA+	6.55%
Aa1	0.90%
AA	9.86%
Aa2	0.68%
AA-	15.22%
Aa3	3.39%
A+	3.00%
A1	2.19%
A	3.57%
A2	3.05%
A-	2.56%
A3	0.66%
BBB+	1.42%
Baa1	1.05%
Credit Rating: S&P or Moody's(a)	%*
BBB	6.84%
Baa2	0.57%
BBB-	1.55%
Baa3	0.96%
BB+	0.49%
Ba1	0.52%
BB	0.36%
Ba2	0.57%
Ba3	0.74%
B+	0.06%
B	0.06%
B-	0.77%
CCC	0.50%
NR	3.50%
Short-Term Investment	1.86%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Georgia Tax Free Trust

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$950.60	$4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.80
Class F
Actual	$1,000.00	$951.00	$4.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.90	$4.14

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.95% for Class A and 0.82% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	22.89%
Aaa	2.25%
AA+	2.32%
Aa1	0.33%
AA	26.05%
Aa2	3.26%
AA-	0.80%
Aa3	2.73%
A+	2.38%
A1	5.02%
Credit Rating: S&P or Moody's(a)	%*
A	4.13%
A2	6.11%
A3	3.69%
BBB	4.81%
Baa2	1.03%
BBB-	5.66%
Ba3	1.44%
B-	0.69%
NR	4.41%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

High Yield Municipal Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$929.60	$5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.47	$5.79
Class B
Actual	$1,000.00	$927.40	$7.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.85	$8.22
Class C
Actual	$1,000.00	$927.30	$8.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.68	$8.37
Class F
Actual	$1,000.00	$931.50	$5.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$5.96
Class P
Actual	$1,000.00	$929.40	$6.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.23	$6.81

†  For each class of the Fund, Expenses are equal to the annualized expense ratio for such class (1.15% for Class A, 1.63% for Class B, 1.66% for Class C, 1.18% for Class F and 1.35% for Class P) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	3.57%
AA+	1.54%
AA	3.54%
Aa2	1.45%
AA-	2.84%
A+	1.02%
A	1.33%
A-	4.30%
A3	1.00%
BBB+	2.33%
Baa1	0.81%
BBB	9.20%
Baa2	0.26%
BBB-	3.14%
Baa3	1.02%
BB+	2.82%
Credit Rating: S&P or Moody's(a)	%*
Ba1	0.60%
BB	3.51%
Ba2	1.58%
BB-	1.02%
Ba3	1.79%
B+	1.19%
B	0.65%
B2	0.56%
B-	2.84%
B3	1.99%
CCC+	1.56%
Caa1	0.68%
Caa3	0.13%
NR	40.95%
Short-Term Investments	0.78%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Pennsylvania Tax Free Trust

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$954.40	$4.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.02	$5.05
Class F
Actual	$1,000.00	$954.90	$3.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.51	$3.54

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.00% for Class A and 0.70% for Class F) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2008

Credit Rating: S&P or Moody's(a)	%*
AAA	11.23%
Aaa	18.29%
AA+	2.89%
AA	14.51%
AA-	1.95%
Aa3	1.70%
A+	5.74%
A1	1.47%
A	3.90%
A2	6.22%
A-	2.06%
Credit Rating: S&P or Moody's(a)	%*
A3	0.93%
BBB+	6.61%
BBB	3.27%
Baa2	0.43%
BBB-	9.88%
BB+	0.81%
BB	0.77%
NR	5.17%
Short-Term Investment	2.17%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Schedule of Investments

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 107.31%
Education 10.98%
CA Edl Facs Auth Rev Univ La Verne Ser A	5.00%	6/1/2035	Baa2	$1,000	$811,580
CA Muni Fin Auth High Tech High Chula Vista B†	6.125%	7/1/2038	BB+(c)	750	675,998
CA Muni Fin Auth High Tech High Media Arts A†	6.00%	7/1/2038	BB+(c)	500	448,580
CA Muni Fin Auth Rev Biola Univ	5.80%	10/1/2028	Baa1	1,000	938,200
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR	1,000	794,810
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR	1,500	1,143,030
CA Statewide Cmntys Dev Auth Rev Irvine LLC UCI East Campus	6.00%	5/15/2023	Baa2	5,000	5,010,100
CA Statewide Cmntys Dev Auth Sonoma Country Day Sch COP	6.00%	1/1/2029	NR	2,810	2,303,807
CA Statewide Cmntys Dev Auth Rev Thomas Jefferson Sch Law Ser A	7.25%	10/1/2032	BB+	2,500	2,313,750
CA Statewide Cmntys Dev Auth Rev Windrush Sch	5.50%	7/1/2037	NR	1,000	785,690
Central WA Univ Sys Rev (FGIC)	5.00%	5/1/2034	A2	1,000	864,360
Chester Cnty PA Indl Dev Auth Avon Grove Charter Sch Pj A	6.25%	12/15/2027	BB+	2,325	2,087,920
CO Edl & Cultural Facs Auth CO New Vision Charter Pj Sch†	6.75%	4/1/2040	NR	925	863,663
CO Edl & Cultural Facs Auth Rev Charter Sch Cmnty Leadership	6.25%	7/1/2028	NR	1,000	887,140
CO Edl & Cultural Facs Auth Rev Charter Sch Flagstaff Ser A	6.75%	8/1/2028	NR	1,215	1,151,455
CO Edl & Cultural Facs Auth Rev Charter Sch North East Academy†	5.75%	5/15/2037	NR	860	692,988
CO Edl & Cultural Facs Auth Rev Indpt Sch Vail Christian High Sch†	5.50%	6/1/2037	NR	1,500	1,216,890
Dist of Columbia Rev James F Oyster Elem Sch Pilot (ACA)	6.25%	11/1/2021	NR	450	427,631
Doctor Charles Drew Academy MI COP	5.70%	11/1/2036	NR	1,555	1,003,317
Fergus Falls MN Indpt Sch Dist No 544 Sch Bldg Ser A (FSA)	5.00%	1/1/2020	AAA	1,700	1,736,482
Grand Traverse Academy MI Pub Sch Academy Rev	5.00%	11/1/2036	BBB-	1,840	1,309,086
Grand Vly MI St Univ Rev (FGIC)	5.50%	2/1/2018	A+	1,150	1,194,516

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science A	5.40%	9/1/2016	NR	$785	$757,494
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	1,500	1,329,495
Hillsborough Cnty FL Indl Dev Auth Terrace Cmnty Middle Sch Pj A	5.125%	5/15/2037	BBB-	1,070	821,075
IA Higher Ed Ln Auth Rev Wartburg Ser A	5.30%	10/1/2037	BBB-(c)	3,000	2,577,870
LA St Univ & Agric & Mech College Hlth Sciences Ctr Pj (MBIA)	6.375%	5/1/2031	AA	2,290	2,387,348
La Vernia TX Higher Ed Fin Corp Ed Rev Amigos Por Vida Friends Life	6.25%	2/15/2026	NR	1,465	1,317,445
Lee Cnty FL Indl Dev Auth Lee Charter Fndtn Ser A	5.25%	6/15/2027	BB	2,500	1,972,775
Louisville & Jefferson Cnty Metro Govt Rev Bellarmine Univ Ser A	6.00%	5/1/2038	Baa2	2,500	2,296,800
MA St Dev Fin Agy Rev Wheelock College Ser C	5.25%	10/1/2037	BBB	5,000	4,311,450
Marietta GA Dev Auth Rev Life Univ Inc Pj	7.00%	6/15/2030	Ba3	3,000	2,806,620
MD St Econ Dev Corp Rev College Pk Pj	5.50%	6/1/2027	Baa2	3,295	3,038,319
MD St Hlth & Higher Edl Facs Auth Rev Washington Christian Academy	5.50%	7/1/2038	NR	2,200	1,682,912
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	5.875%	12/1/2028	Baa3	2,365	2,155,508
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	6.125%	12/1/2033	Baa3	3,080	2,810,100
MI Higher Ed Student Ln Auth Rev Student Ln Ser XVII-P AMT GTD (AMBAC)	4.875%	3/1/2030	AA	1,000	762,320
MI Pub Edl Facs Auth Rev Ltd Oblig David Ellis West Pj	5.875%	6/1/2037	NR	1,400	1,133,272
Miami-Dade Cnty Edl Facs Auth FL Univ of Miami Ser A	5.20%	4/1/2024	A2	1,500	1,400,145
Miami-Dade Cnty Edl Facs Auth FL Univ of Miami Ser A	5.25%	4/1/2021	A2	1,500	1,463,775
Milwaukee WI Redev Auth Rev Academy of Learning Ser A	5.50%	8/1/2022	NR	300	261,714
Milwaukee WI Redev Auth Rev Academy of Learning Ser A	5.65%	8/1/2037	NR	250	201,880
MN St Higher Edl Facs Auth Rev Hamline Univ Ser 5 B	6.00%	10/1/2029	Baa1	500	500,190

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
Moorhead MN Edl Facs Rev Concordia College Corp Pj A	5.00%	12/15/2022	A3	$1,125	$1,066,883
NC Cap Facs Fin Agy Edl Facs Rev Meredith College	6.00%	6/1/2031	BBB	1,625	1,574,040
NY St Dorm Auth Rev Fordham Univ Ser B (AG)	5.00%	7/1/2025	AAA	2,895	2,783,600
NY St Dorm Auth Rev Fordham Univ Ser B (AG)	5.00%	7/1/2026	AAA	3,185	3,036,579
PA St Higher Edl Facs Auth Rev Edinboro Univ	5.75%	7/1/2028	BBB-	645	584,905
PA St Pub Sch Bldg Auth College Rev Delaware Cnty Cmnty College Pj (FSA)	5.00%	10/1/2025	Aaa	1,000	950,540
Pima Cnty AZ Indl Dev Auth Ed Rev American Charter Schs Fdtn A	5.50%	7/1/2026	BBB(c)	1,500	1,284,075
Pima Cnty AZ Indl Dev Auth Edl Rev American Charter Schs Fdtn A	5.625%	7/1/2038	BBB(c)	2,000	1,659,800
Plymouth MI Edl Ctr Charter Sch Pub Sch Academy Rev	5.375%	11/1/2035	BBB-	405	326,795
Provo UT Charter Sch Rev Freedom Academy Fndtn	5.50%	6/15/2037	NR	1,000	789,770
Rockwall TX Indpt Sch Dist Sch Bldg (PSF GTD)	5.25%	2/15/2029	AAA	2,000	1,992,440
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.00%	6/15/2020	NR	700	603,442
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.25%	6/15/2025	NR	575	472,570
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.35%	6/15/2032	NR	1,000	775,300
Tampa FL Rev Univ Tampa Pj (CIFG)	5.00%	4/1/2035	BBB(c)	1,000	833,540
Twp of Baytown MN Rev St. Croix Prep Academy Ser A	6.75%	8/1/2028	NR	1,455	1,365,852
TX St Pub Fin Auth Charter Sch Fin Corp Rev Cosmos Fndtn Ser A	5.375%	2/15/2037	NR	1,230	883,595
TX St Pub Fin Auth Charter Sch Fin Corp Rev Uplift Ed Ser A	5.875%	12/1/2036	BBB-	1,145	981,162
Univ MN Spl Purp Rev St Supported Stadium Debt	5.00%	8/1/2029	AA+	1,000	966,030
UT St Charter Sch Fin Auth Rev Noah Webster Academy Ser A	6.50%	6/15/2038	NR	1,000	875,120
WA St Univ Athletic Facs Rev (AMBAC)	5.00%	10/1/2022	Aa3	1,000	955,100

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
West Vly City UT Charter Sch Rev Monticello Academy†	6.375%	6/1/2037	NR	$1,800	$1,521,936
WV Univ Rev Univ Sys WV Pj Ser A (AMBAC)	Zero Coupon	4/1/2024	AA	2,880	1,124,957
WV Univ Rev Univ Sys WV Pj Ser A (AMBAC)	Zero Coupon	4/1/2026	AA	800	273,512
Total					92,331,043
General Obligation 18.53%
Bessemer AL Sch Warrants (AMBAC)	5.60%	2/1/2030	Aa3	2,000	1,920,520
Bremerton WA (AMBAC)	5.25%	12/1/2027	Aa3	1,240	1,210,637
CA St Var Purp	5.00%	4/1/2026	A+	9,950	9,332,901
Crowley TX Indpt Sch Dist Sch Bldg (PSF GTD)	5.50%	8/1/2029	AAA	1,000	1,020,300
Delaware Vly PA Regl Fin Auth Loc Govt Rev Ser C (AMBAC)	7.75%	7/1/2027	AA	1,000	1,226,180
El Paso Cnty Hosp Dist TX (AG)(b)	5.00%	8/15/2037	AAA	7,500	6,886,275
El Paso Cnty Hosp Dist TX Ser A (AG)	5.00%	8/15/2028	AAA	1,250	1,172,900
Florida St Bd Ed Ser D	5.00%	6/1/2030	AAA	5,000	4,770,600
Foothill-De Anza CA Cmnty College Dist Cap Apprec (MBIA)	Zero Coupon	8/1/2030	Aa1	4,505	1,208,466
Foothill-De Anza CA Cmnty College Dist Ser A (AMBAC)	4.50%	8/1/2031	Aa1	1,800	1,528,686
Fort Bend TX Indpt Sch Dist (PSF GTD)(b)	5.00%	8/15/2028	AAA	4,000	3,814,560
Fort Bend TX Indpt Sch Dist (PSF GTD)(b)	5.00%	8/15/2029	AAA	5,000	4,768,200
Grand Blanc MI Cmnty Schs Sch Bldg & Site (FSA)	5.00%	5/1/2021	AAA	310	311,336
Grand Prairie TX Indp Sch Dist Bldg Ser A (PSF GTD)	5.00%	2/15/2028	AAA	1,000	958,050
Grand Rapids MI Smartzone Loc Dev Auth (AMBAC)	5.375%	6/1/2028	AA	1,125	1,137,206
Gwinnett Cnty Sch Dist(b)	5.00%	2/1/2028	AAA	4,105	4,019,985
Hillsborough Cnty FL Sch Bd COP (MBIA)	5.00%	7/1/2029	AA	715	656,477
Honolulu HI City & Cnty Ser A (FSA)	5.00%	7/1/2022	AAA	3,700	3,670,696
Houston Indpt Sch Dist (PSF GTD)(b)	5.00%	2/15/2025	NR	15,000	14,590,650
Jacksboro TX Indpt Sch Dist Sch Bldg (PSF GTD)	5.125%	2/15/2031	AAA	1,000	961,960

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
Jefferson Cnty AL Sch Warrants (FSA)	5.50%	2/15/2020	AAA	$1,000	$963,130
King Cnty WA Pub Transn Sales Tax (MBIA)	5.375%	6/1/2029	AAA	1,000	1,005,010
Lake Cnty Forest Preservation Dist IL Ltd Tax Land Acq Ser A	5.00%	12/15/2027	AAA	6,210	6,008,548
Los Angeles Cmnty College Dist Ser F-1	5.00%	8/1/2028	AA	2,000	1,905,540
Los Angeles Unif Sch Dist (FSA)(b)	5.00%	7/1/2028	AAA	7,000	6,711,180
Maricopa Cnty Elementary Sch Dist No 33 Buckeye Ser C	5.70%	7/1/2025	Baa1	2,385	2,217,191
Mason Cnty MI Cent Sch Dist Sch Bldg & Site Ser A (FSA)	5.00%	5/1/2024	AAA	1,070	1,025,937
MI Muni Bd Auth Rev Loc Govt Ln Pg Ser A (AMBAC)	4.25%	5/1/2029	AA	1,000	788,210
MI St Strategic Fd Solid Wst Disp Rev Ltd Oblig Wst Mgmt AMT	4.50%	12/1/2013	BBB	1,000	894,990
Miami-Dade Cnty FL Bldg Better Com (MBIA/IBC/FGIC)	5.00%	7/1/2028	AA	440	420,812
Montebello CA Unif Sch Dist Election of 2004 (FSA)	5.00%	8/1/2028	AAA	4,000	3,758,600
Morris MN Indpt Sch Dist No 769 Bldg (MBIA)	5.00%	2/1/2028	AAA	1,000	1,053,950
New York City NY Fiscal 2008 Sub Ser C1 (FSA)	5.00%	10/1/2024	AAA	7,050	6,669,300
New York City NY Ser E	5.00%	8/1/2019	AA	5,000	4,987,250
New York NY Sub Ser C-1	5.00%	10/1/2026	AA	5,000	4,655,100
New York NY Sub Ser I-1(b)	5.00%	4/1/2025	AA	12,350	11,560,341
NY St Urban Dev Corp(b)	5.00%	12/15/2025	AAA	1,980	1,910,963
NY St Urban Dev Corp(b)	5.00%	12/15/2026	AAA	2,870	2,769,932
NY St Urban Dev Corp(b)	5.00%	12/15/2027	AAA	1,150	1,109,903
Pima Cnty Unif Sch Dist No 10 Amphitheater AZ Sch Impt Pj 2007 Ser A (AG)	5.00%	7/1/2027	AAA	1,200	1,168,584
Port of Houston Auth Ref Ser A AMT	6.25%	10/1/2029	AAA	1,000	1,024,620
Powell OH (FGIC)	5.50%	12/1/2032	AA+	1,280	1,276,506
Ramsey Cnty MN St Aid Str Ser C	5.00%	2/1/2024	AAA	500	497,845
Richland Cnty SC	5.375%	3/1/2030	AA	1,140	1,161,193
Richland Cnty SC	5.375%	3/1/2031	AA	1,195	1,216,749
Richland Cnty SC	5.375%	3/1/2032	AA	1,255	1,279,334

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
Richland Cnty SC	5.375%	3/1/2033	AA	$1,320	$1,344,024
Royal Oak MI Cap Impt Ser B (MBIA)	4.375%	5/1/2026	AA	610	511,235
San Diego CA Unif Sch Dist Election 1998 Ser E-2 (FSA)	5.50%	7/1/2025	AAA	5,000	5,054,200
Santa Ana Unif Sch Dist Election 2008 Ser A	5.25%	8/1/2026	A+	4,800	4,596,048
TX St Ser B RIBs	8.39%#	9/30/2011	Aa1	5,500	6,245,470
United Indpt Sch Dist TX (PSF GTD)	5.125%	8/15/2026	AAA	1,000	981,020
Wayne Cnty MI Bldg Auth Cap Impt Ser A (MBIA)	5.25%	6/1/2016	AA	500	500,670
Yosemite Cmnty College Dist CA Election 2004 Ser C (FSA)	5.00%	8/1/2028	AAA	3,500	3,334,695
Total					155,774,665
Healthcare 14.36%
Abag Fin Auth For Nonprofit Corp CA Rev Childrens Hosp & Resh A	5.25%	12/1/2027	A	1,000	884,750
Abag Fin Auth For Nonprofit Corp CA Woods Oblig COP (ACA)	6.20%	11/1/2029	NR	1,000	926,000
Allegheny Cnty PA Hosp Dev Auth Rev West PA Hlth Sys Ser A	5.00%	11/15/2028	BB	7,000	4,943,190
AZ Hlth Fac Auth Rev AZ Hlthcare Pooled Fin C (FGIC)	5.50%	6/1/2014	NR	1,130	1,178,387
Brazos Cnty TX Hlth Fac Dev Franciscan Svcs Corp Oblig Grp	5.375%	1/1/2032	A-	1,615	1,406,843
CA Hlth Facs Fing Auth CA Catholic Hlthcare West Ser G	5.50%	7/1/2025	A	3,525	3,280,294
CA Statewide Cmntys Dev Auth Rev Vlycare Hlth Sys Ser A	5.00%	7/15/2022	NR	1,000	844,470
CA Statewide Cmntys Dev Auth Rev Vlycare Hlth Sys Ser A	5.125%	7/15/2031	NR	2,250	1,736,932
Delaware Cnty IN Hosp Auth Hosp Cardinal Hlth Sys Oblig Corp	5.00%	8/1/2024	Baa2	2,000	1,739,940
Delaware Cnty IN Hosp Auth Hosp Cardinal Hlth Sys Oblig Corp	5.25%	8/1/2036	Baa2	2,500	2,039,800
Denver CO Hlth & Hosp Auth Hlthcare Rev Ser A	4.75%	12/1/2036	BBB	2,950	2,118,513
Erie Cnty OH Hosp Facs Rev Firelands Regl Med Ctr Ser A	5.50%	8/15/2022	A	1,000	987,530

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
Fargo ND Hlth Sys Rev Meritcare Oblig Grp A (MBIA)	5.375%	6/1/2027	AA	$1,000	$957,340
Glynn-Brunswick Mem Hosp Auth GA Rev Antic Ctfs Southeast GA Ser A	5.50%	8/1/2028	A	6,475	5,822,579
Grant Cnty NM Rev Bayard Pj	5.00%	7/1/2033	AA	3,800	3,365,888
Halifax Hosp Med Ctr Rev Ser B2 (FSA)	5.375%	6/1/2031	AAA	4,000	3,653,960
HI St Dept Bdgt & Fin Spl Purp Linked Ctfs	6.40%	7/1/2013	BBB+	3,250	3,507,530
Hillsborough Cnty FL Indl Dev Auth Hosp Rev Tampa Gen Hosp Pj(b)	5.25%	10/1/2041	BBB-	5,000	4,123,500
IN Hlth & Edl Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.50%	3/1/2037	BBB	2,000	1,659,560
Jacksonville FL Hlth Facs Auth Brooks Hlth Sys	5.25%	11/1/2038	A	3,000	2,442,090
Johnson City TN Hlth & Edl Fac First Mtg Mtn Sts Hlth Ser A	5.50%	7/1/2036	BBB+	1,500	1,262,805
Johnston Mem Hosp Auth (FSA FHA)(b)	5.25%	10/1/2024	AAA	5,000	4,772,875
Kent Hosp Fin Auth MI Rev Met Hosp Pj Ser A	6.00%	7/1/2035	BBB	1,500	1,282,800
Kerrville TX Hlth Facs Dev Corp Hosp Rev Sid Peterson Mem Hosp Pj	5.375%	8/15/2035	BBB-	4,000	3,331,200
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.375%	4/15/2022	Ba2	1,000	1,018,230
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.50%	4/15/2031	Ba2	1,500	1,512,150
KY Econ Dev Fin Auth Norton Hlthcare Inc Ser A (MBIA)	Zero Coupon	10/1/2025	AA	3,690	1,242,238
LA Pub Facs Auth Rev Ochsner Clinic Fndtn Pj Ser A	5.375%	5/15/2043	A3	4,245	3,533,326
Lauderdale Cnty & Florence AL Hlthcare Rev Coffee Hlth Ser A (MBIA)	6.00%	7/1/2029	AA	1,000	981,290
Louisville & Jefferson Cnty KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc(b)	5.00%	10/1/2030	A-	10,000	8,191,300
Lubbock TX Hlth Facs Dev Corp Rev Sears Plains Pj (GNMA)	5.70%	1/20/2041	AAA	2,490	2,380,291
MA Hlth & Edl Facs Auth Caregroup Ser B2 (MBIA)	5.375%	2/1/2026	AA	1,000	963,360
MA Hlth & Edl Facs Auth Caregroup Ser B2 (MBIA)	5.375%	2/1/2027	AA	1,780	1,693,314

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
MD St Hlth & Higher Edl Facs Auth Rev Washington Cnty Hosp	5.75%	1/1/2033	BBB-	$1,000	$860,160
MD St Hlth & Higher Edl Facs Auth Rev Washington Cnty Hosp	6.00%	1/1/2028	BBB-	1,720	1,556,239
MI St Hosp Fin Auth Rev Trinity Hlth Ser A TCRS (AMBAC)	6.00%	12/1/2027	AA	1,000	1,020,340
Minneapolis & St. Paul MN Hsg & Redev Auth Hlthpartners Oblig Grp Pj	5.875%	12/1/2029	Baa1	2,100	1,938,699
MN Agric & Econ Dev Bd Rev Unrefunded Bal Hlthcare Sys A (MBIA)	5.50%	11/15/2017	AA	45	45,617
NH Hlth & Edl Facs Auth Rev	6.00%	10/1/2024	A+	250	257,622
NH Hlth & Edl Facs Auth Rev Dartmouth-Hitchcock Oblig Grp (FSA)	5.50%	8/1/2027	AAA	3,500	3,514,070
NH Hlth & Edl Facs Auth Rev Exeter Pj	5.75%	10/1/2031	A+	1,550	1,465,122
NH Hlth & Edl Facs Auth Rev The Memorial Hosp	5.25%	6/1/2036	Baa3	750	593,430
NH St Hlth & Ed Concord Hosp (FSA)	5.50%	10/1/2021	Aaa	710	715,233
Northhampton Cnty Gen Purp St. Luke's Hosp Pj Ser A	5.25%	8/15/2024	BBB+	1,210	1,101,705
Northhampton Cnty Gen Purp St. Luke's Hosp Pj Ser A	5.375%	8/15/2028	BBB+	1,675	1,495,423
NY St Dorm Auth Orange Regl Med Ctr	6.125%	12/1/2029	Ba1	3,250	2,978,202
Orange Cnty FL Hlth Facs Auth Hosp Orlando Regl Hlthcare B	4.75%	11/15/2036	A	1,000	784,680
Philadelphia Hosps & Higher Ed Facs Auth Rev Temple Univ Hosp Pj Ser A	6.625%	11/15/2023	BBB	4,000	3,522,080
Puerto Rico Indl Tourist Edl & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2025	Aa1	910	937,719
Puerto Rico Indl Tourist Edl & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2030	Aa1	1,000	1,024,210
Puerto Rico Indl Tourist Edl & Med Envr Ctrl Fac Hosp de la Concepcion A	6.50%	11/15/2020	Aa1	410	427,298
RI St Hlth & Edl Bldg Corp Rev Roger Williams Rlty (FHA)	6.50%	8/1/2029	A-	1,240	1,255,153
Sarasota Cnty FL Pub Hosp Bd Rev Sarasota Mem Hosp Ser B (MBIA)	5.50%	7/1/2028	AA	1,905	1,872,539

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
Scottsdale Indl Dev Auth AZ Ref Scottsdale Hlthcare A	5.00%	9/1/2022	A3	$1,250	$1,129,787
Scottsdale Indl Dev Auth AZ Ref Scottsdale Hlthcare A	5.00%	9/1/2023	A3	1,000	893,790
Skagit Cnty WA Pub Hosp Dist No 1 Rev Skagit Vly Hosp	5.50%	12/1/2030	Baa2	750	643,702
St. Cloud MN Hlthcare Fac Rev Hosp Oblig Group Ser A (FSA)	6.25%	5/1/2018	Aaa	3,320	3,461,598
St. Paul MN Hsg & Redev Auth Hlthcare Fac Rev Healthpartners Oblig Grp Pj	5.25%	5/15/2036	Baa1	2,000	1,652,280
Sullivan Cnty TN Hlth Edl & Hsg Facs Bd Hosp Rev Wellmont Hlth Sys Pj Ser C	5.25%	9/1/2036	BBB+	2,000	1,620,860
Vigo Cnty IN Hosp Auth Rev Union Hosp Inc†	5.75%	9/1/2042	NR	3,000	2,360,430
WV St Hosp Fin Auth WV Thomas Hlth Sys	6.25%	10/1/2023	NR	2,000	1,837,760
Total					120,750,023
Housing 2.41%
Dakota Cnty MN Cnty Dev Agy Sing Fam Rev Mtg Bkd Secs Pg Ser B AMT (FHLMC/GNMA/FNMA)	5.15%	12/1/2038	AAA	484	430,420
Dakota Cnty MN Hsg & Redev Auth Sing Fam Mtg Rev AMT (GNMA/FNMA)	5.85%	10/1/2030	AAA	30	27,881
Denver CO Convtn Ctr Hotel Auth Rev Sr (XLCA)	5.00%	12/1/2035	BBB-	1,875	1,428,281
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Grp A(b)	5.125%	1/1/2036	BBB-	4,300	3,479,388
ID Hsg Agy Sing Fam Mtg Ser F AMT (FHA/VA)	7.45%	7/1/2015	Aaa	40	40,066
LA Pub Facs Auth Rev Susla Facs Inc Pj Ser A†	5.75%	7/1/2039	NR	2,195	1,819,172
LA St Citizens Ppty Corp Assmt Rev Ser B (AMBAC)	5.00%	6/1/2016	AA	2,700	2,718,603
Lee Cnty FL Hsg Fin Auth Sing Fam Mtg Rev AMT (GNMA/FHLMC/FNMA)	6.40%	3/1/2029	Aaa	175	176,353
MI St Hsg Dev Auth Ltd Oblig Multi Fam Hsg Rev College Pg William Pavilion AMT (GNMA)	4.90%	4/20/2048	Aaa	1,000	745,630

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Housing (continued)
Middlesex Cnty NJ Impt Auth Rev Sub Heldrich Ctr Hotel Ser B	6.125%	1/1/2025	NR	$1,250	$1,056,800
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	1,700	1,340,297
Minneapolis MN Multi Fam Hsg Rev Mtg East Village South (GNMA)	6.10%	7/20/2020	Aaa	1,000	1,008,960
Minneapolis St. Paul MN Hsg Fin Rev Sing Fam Mtg Ser AB AMT (GNMA/FNMA)	6.25%	11/1/2030	AAA	115	116,545
Minneapolis St. Paul MN Hsg Mtg Bkd City Living A4 AMT (FHLMC/GNMA/FNMA)	5.00%	11/1/2038	AAA	985	794,739
MN St Hsg Fin Agy Rsdl Hsg Fin Ser F AMT	5.40%	7/1/2030	AA+	1,095	967,476
MN St Hsg Fin Agy Sing Fam Mtg Ser E	5.90%	7/1/2025	AA+	120	118,232
MN St Hsg Fin Agy Sing Fam Mtg Ser G-1 AMT	5.60%	7/1/2022	AA+	140	140,003
MO St Hdg Dev Cmnty Mtg Rev Sing Fam Hmownr Ln Ser B-1 AMT (GNMA/FNMA)	6.25%	3/1/2031	AAA	85	85,952
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Ser E-1 AMT (GNMA/FNMA)	Zero Coupon	3/1/2029	AAA	250	76,388
NC Hsg Fin Agy Sing Fam Rev Ser BB AMT	6.25%	3/1/2012	AA	275	270,611
New Orleans LA Fin Auth Mtg Rev Ser B-2 AMT (GNMA/FNMA)	6.00%	12/1/2018	Aaa	105	101,247
OK Hsg Fin Agy Sing Fam Mtg Ser B-1 (GNMA/FNMA)	5.30%	9/1/2026	Aaa	50	46,432
OK Hsg Fin Agy Sing Fam Rev Cap Apprec Mtg Hmownr Ser B-1	Zero Coupon	3/1/2029	Aaa	1,110	377,289
OK Hsg Fin Agy Sing Fam Rev Cap Apprec Mtg Hmownr Ser D-2 AMT (GNMA/FNMA)	Zero Coupon	9/1/2030	Aaa	710	162,065
OK Hsg Fin Agy Sing Fam Rev Cap Apprec Ser D-1 (GNMA/FNMA)	Zero Coupon	3/1/2029	Aaa	1,925	668,514
WV St Hsg Dev Fd Hsg Fin Ser B AMT	5.25%	11/1/2018	AAA	2,085	2,084,270
Total					20,281,614

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial 5.88%
Allegheny Cnty PA Indl Dev Auth Resdl Inc Pj	5.10%	9/1/2026	BBB-(c)	$1,000	$844,630
Allegheny Cnty PA Indl Dev Auth Rev	5.50%	11/1/2016	Baa3	2,500	2,349,150
Bayonne NJ Redev Agy Royal Caribbean Pj Ser A AMT	5.375%	11/1/2035	BB+	750	598,298
Brazos River Auth TX Ref TXU Elec Co Pj Ser C AMT	5.75%	5/1/2036	CCC	3,805	3,520,690
Cass Cnty TX Indl Dev Corp Envr Impt Rev Ser A AMT	6.00%	9/1/2025	BBB	1,000	843,960
Clark Cnty NV Indl Dev Rev NV Ser C AMT (AMBAC)	5.95%	12/1/2038	AAA	3,320	2,626,917
Cnty of Nez Perce ID Potlatch Corp Pj	6.00%	10/1/2024	BB	3,700	3,357,195
Escambia Cnty FL Env Impt Rev Intl Paper Co Pjs Ser A AMT	5.00%	8/1/2026	BBB	500	363,370
IL Fin Auth Sports Fac Rev Leafs Hockey Club Pj Ser A	6.00%	3/1/2037	NR	1,550	1,172,746
IL Fin Auth Sports Fac Rev United Sports Org of Barrington Ser A†	6.25%	10/1/2037	NR	2,000	1,699,880
Jacksonville FL Econ Dev Gerdau Ameristeel US Inc AMT	5.30%	5/1/2037	BB+	2,350	1,753,311
LA Loc Govt Envr Fac Cmnty Dev Rev Auth	6.75%	11/1/2032	BB+	5,000	4,574,650
Lee Cnty FL Ind Dev Auth Bonita Springs Util Pj AMT (AMBAC)	5.125%	11/1/2019	AA	750	711,480
Liberty NY Dev Corp Rev Goldman Sachs Headquarters(b)	5.25%	10/1/2035	Aa3	10	8,268
Matagorda Cnty TX Nav Dist No 1 Rev Houston Ltg & Pwr Co AMT (AMBAC)	5.125%	11/1/2028	AA	2,800	2,298,996
MD Indl Dev Fing Auth Ref Synagro Baltimore Ser A	5.25%	12/1/2013	BBB+(c)	750	737,003
MD Indl Dev Fing Auth Ref Synagro Baltimore Ser A	5.50%	12/1/2015	BBB+(c)	1,000	974,430
Mission TX Econ Dev Corp Solid Wst Disp Rev Allied Wst NA Inc Pj AMT	5.20%	4/1/2018	B+	3,500	3,068,310
NJ Econ Dev Auth Kapkowski Rd Landfill Pj	6.50%	4/1/2028	Baa3	2,325	2,294,356
Port Corpus Christi Auth TX Celanese Pj Ser A	6.45%	11/1/2030	B+	400	360,140
RI St Econ Dev Providence Place Mall (RADIAN)	6.125%	7/1/2020	BBB+	550	558,646

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial (continued)
Richmond Cnty GA Dev Auth Envr Impt Rev Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	$1,500	$1,059,540
Rockdale Cnty GA Dev Auth Visy Paper Pj Ser A AMT	6.125%	1/1/2034	NR	1,000	879,580
Sabine River Auth TX Pollutn Ctrl Rev TXU Elec C	5.20%	5/1/2028	Caa1	3,000	2,076,390
Texas City TX Indl Dev Corp Marine Term Rev Arco Pipe Line	7.375%	10/1/2020	Aa1	5,500	6,568,540
Tob Sttlmnt Auth WA Tob Sttlmnt Asset Bk	6.50%	6/1/2026	BBB	380	366,559
Trumbull Cnty OH Sew Disp Rev General Motors Corp Pj AMT	6.75%	7/1/2014	B-	2,550	1,753,737
Virgin Islands Pub Fin Auth Refinery Facs Rev Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	2,500	1,974,850
Total					49,395,622
Lease 2.81%
AZ St Ser A COP (MBIA)	5.00%	11/1/2020	AA	200	201,162
Bemidji MN Lease Rev MN St Bureau Criminal Appreh (MBIA)	5.75%	12/1/2019	Aa2	315	316,462
Charlotte NC Govt Fac Pj Ser G COP	5.375%	6/1/2026	AA+	2,250	2,267,797
Gulf Coast Wst Disp Auth TX Swr & Solid Wst Disp Rev Anheuser Busch Pj AMT	5.90%	4/1/2036	BBB+	1,505	1,325,830
Henrico Cnty VA Econ Dev Auth Pub Fac Lease Rev Jail Pj	6.125%	11/1/2019	AA+	1,000	1,046,320
Lancaster Edl Assistance Sch Dist Lancaster Cnty Pj	5.00%	12/1/2029	A-	1,755	1,465,337
MO Dev Fin Bd Rev Branson Landing Pj Ser A	5.625%	12/1/2028	BBB+	3,000	2,537,970
NJ Econ Dev Auth Sch Facs Constr Q2 Rmkt (FSA)	5.00%	3/1/2022	AAA	1,500	1,476,900
NJ Econ Dev Auth Sch Facs Constr Ser Y	5.00%	9/1/2033	AA-	1,500	1,391,805
NJ St Equip Lease Purchase Ser A	5.00%	6/15/2023	AA-	1,000	929,370
NY St Urban Dev Corp NY Ref Svc Contract Ser B	5.25%	1/1/2025	AA-	5,000	4,892,700
PA Indl Dev Auth PA Ref Econ Dev	5.50%	7/1/2023	A-	3,000	2,863,110
Spartanburg Cnty SC Sch Dist McCarthy Teszler Pj (XLCA)	5.00%	3/1/2022	BBB-	1,000	937,010

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease (continued)
St. Paul MN Port Auth Lease Rev Office Bldg	5.00%	12/1/2022	AA+	$1,000	$985,970
St. Paul MN Port Auth Lease Rev Office Bldg	5.25%	12/1/2027	AA+	1,000	992,760
Total					23,630,503
Miscellaneous 6.96%
Baker FL Correctional Dev 1st Mtg Rev Detention Ctr Pj	7.50%	2/1/2030	NR	3,000	2,744,670
Bellevue WA Convtn Ctr Auth Spl Oblig Rev (MBIA)	Zero Coupon	2/1/2024	AA	1,400	565,712
Bemidji MN Lease Rev MN St Bureau Crim Appreh (MBIA)	5.80%	12/1/2021	Aa2	460	462,171
FL Hurricane Catastrophe Fd Rev Ser A	5.00%	7/1/2014	AA-	3,000	3,028,080
George L Smith II GA World Congress Ctr Auth Rev AMT (MBIA)	5.50%	7/1/2020	AA	700	617,799
George L Smith II GA World Congress Ctr Auth Rev AMT (MBIA)	5.75%	7/1/2015	AA	1,500	1,444,920
Jacksonville FL Excise Taxes Ser C AMT (MBIA)	5.25%	10/1/2020	AA	1,000	973,120
KY Econ Dev Fin Auth Rev Louisville Arena Sub Ser A-1 (AG)	6.00%	12/1/2033	AAA	2,000	1,941,740
LA Loc Govt Env Fac Cmnty Dev Auth Rev Pkg Fac Corp Garage Pj Ser A (AMBAC)	5.375%	10/1/2026	AA	1,500	1,500,195
Larimer Cnty CO Sales & Use Tax Rev Fairgrounds & Events (MBIA)	5.00%	12/15/2019	AA	750	765,307
Mashantucket Western Pequot Tribe CT 2006 Ser A Sub Spl Rev Bd†	5.50%	9/1/2036	Ba1	1,000	789,640
Maverick Cnty TX Pub Fac Corp Pj Ser A-1	6.375%	2/1/2029	NR	2,580	2,138,020
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A (FGIC)	9.118%#	4/1/2014	A+	4,800	4,446,096
Miami-Dade Cnty FL Spl Oblig Sub Ser A (MBIA)	Zero Coupon	10/1/2024	AA	3,000	1,163,580
MN St Ret Sys Bldg Rev	6.00%	6/1/2030	AAA	250	254,038
NY St Dorm Auth Rev Ser A	5.00%	3/15/2024	AAA	7,175	6,971,732
Orange Cnty FL Sales Tax Rev Ser B (FGIC)	5.125%	1/1/2032	AA	1,425	1,366,062

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Miscellaneous (continued)
Osceola Cnty Tourist Dev Tax Rev Ser A (FGIC)	5.00%	10/1/2032	A2	$1,400	$1,269,310
Otero Cnty NM Jail Pj Rev	5.75%	4/1/2018	NR	825	765,666
Otero Cnty NM Jail Pj Rev	6.00%	4/1/2028	NR	1,400	1,189,174
Salt Verde Fin Corp Sr Gas Rv AZ	5.25%	12/1/2023	AA-	1,000	815,190
Seminole Tribe FL Spl Oblig Rev Ser A†	5.75%	10/1/2022	BBB	1,000	960,100
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.00%	12/1/2023	BB	1,000	815,670
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.25%	12/1/2016	BB	500	469,805
Spokane WA Pub Fac Dist Hotel Motel & Sales Use Tax (MBIA)	5.75%	12/1/2028	AA	1,000	1,011,460
St. John Baptist Parish LA Rev Marathon Oil Corp Ser A(b)	5.125%	6/1/2037	BBB+	10,500	8,018,640
Sweetwater Cnty WY Solid Wst Disp Ref FMC Corp Pj AMT	5.60%	12/1/2035	BBB	7,500	6,160,575
Tampa FL Sports Auth Rev Tampa Bay Arena Pj (MBIA)	6.00%	10/1/2015	AA	450	484,808
VA Hsg Dev Auth Rev AMT Ser A-5	4.70%	7/1/2017	AAA	3,000	2,672,790
Valparaiso IN Econ Dev Rev Valparaiso Fam YMCA	5.875%	12/1/2027	NR	1,000	867,970
Valparaiso IN Econ Dev Rev Valparaiso Fam YMCA	6.125%	12/1/2042	NR	650	538,350
West Palm Beach FL Cmnty Northwood-Pleasant Cmnty Redev	5.00%	3/1/2029	A	525	444,470
Willacy Cnty TX Loc Govt Corp Rev Pj Ser A-2	6.00%	9/1/2010	NR	900	893,079
Total					58,549,939
Nursing Home 4.88%
Alachua Cnty FL Indl Dev Rev North FL Ret Village	5.875%	11/15/2036	NR	5,000	4,049,400
AZ Hlth Facs Auth Hlthcare Beautitudes Campus Pj	5.20%	10/1/2037	NR	2,000	1,461,020
CT St Dev Auth Hlth Fac Rev Alzheimers Resh Ctr Pj	5.40%	8/15/2021	NR	880	749,716
Fulton Cnty GA Resdl Care Facs First Mtg Lenbrook Pj Ser A	5.00%	7/1/2027	NR	2,000	1,556,100
HFDC Cent TX Inc Ret Fac Rev Ser A	5.75%	11/1/2036	NR	2,700	2,105,595

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Nursing Home (continued)
Howard Cnty MD Ret Cmnty Rev Vantage House Fac Ser A	5.25%	4/1/2027	NR	$1,500	$1,189,320
Howard Cnty MD Ret Cmnty Rev Vantage House Fac Ser A	5.25%	4/1/2033	NR	2,000	1,497,040
Huntsville-Redstone Vlg AL Spl Care Facs Fin Redstone Vlg Pj	5.50%	1/1/2028	NR	1,500	1,200,675
Huntsville-Redstone Vlg AL Spl Care Facs Fin Redstone Vlg Pj	5.50%	1/1/2043	NR	1,500	1,110,480
IL Fin Auth Rev Monarch Landing Inc Fac Ser A	7.00%	12/1/2027	NR	1,000	936,950
IL Fin Auth Rev Monarch Landing Inc Fac Ser A	7.00%	12/1/2037	NR	1,500	1,359,285
IL Fin Auth Rev Montgomery Place Pj Ser A	5.75%	5/15/2038	NR	1,500	1,176,255
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	6.00%	11/15/2037	NR	1,250	1,047,063
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	6.00%	11/15/2042	NR	1,250	1,018,863
Lancaster Cnty PA Hosp Auth Rev Brethren Vlg Pj Ser A	6.25%	7/1/2026	NR	2,250	2,101,342
Lexington VA Indl Dev Auth Resdl Care Fac Rev Mtg Kendal at Lexington Ser A	5.375%	1/1/2028	NR	1,500	1,229,205
Lexington VA Indl Dev Auth Resdl Care Fac Rev Mtg Kendal at Lexington Ser A	5.50%	1/1/2037	NR	2,000	1,567,760
Manhattan KS Hlthcare Fac Rev Meadowlark Hills Ret A	5.00%	5/15/2029	NR	4,050	3,103,636
Nassau Cnty NY Ind Dev Agy Continuity Care Ret Amsterdam At Harborside Ser A	5.875%	1/1/2018	NR	2,150	2,090,853
NC Med Care Commn Ret Facs Rev First Mtg UTD Methodist C	5.50%	10/1/2032	NR	2,500	2,123,325
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	1,440	1,161,965
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	1,000	754,320
Sarasota Cnty FL Hlth Fac Auth Rev Hlthcare Sarasota Manatee	5.75%	7/1/2037	NR	1,000	783,060
Sarasota Cnty FL Hlth Fac Auth Rev Hlthcare Sarasota Manatee	5.75%	7/1/2045	NR	1,100	838,629
St. Louis Cnty MO Indl Dev Auth Sr Living Facs Rev St. Andrews Resh For Srs Ser A	6.375%	12/1/2041	NR	1,000	854,380

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Nursing Home (continued)
Tarrant Cnty TX Cultural Ed Facs Buckner Ret Svcs Inc Pj	5.25%	11/15/2037	A-	$3,000	$2,416,710
WA St Hsg Fin Commn Nonprofit Rev Skyline at First Hill Pj Ser A	5.625%	1/1/2038	NR	2,000	1,563,600
Total					41,046,547
Power 6.56%
American Muni Pwr OH Inc Prairie St Enrg Campus Pj A	5.25%	2/15/2027	A1	5,000	4,721,500
Brazos River Auth TX Pollutn Ctrl Rev TXU Enrg Co LLC Pj AMT	5.00%	3/1/2041	Caa1	1,375	804,499
Emerald Coast FL Utils Auth Rev Sys (FGIC)	5.25%	1/1/2036	NR	1,000	916,350
Lewis Cnty Pub Util Dist No 1 WA Ser A (FSA)	5.00%	12/1/2027	Aaa	5,000	4,709,000
Los Angeles Dept of Wtr & Pwr Sys Sub Ser A2 (AMBAC)	5.00%	7/1/2028	AA	5,000	4,698,700
MA St Dev Fin Agy Solid Wst Disp Rev Dominion Enrg Brayton Point AMT	5.00%	2/1/2036	A-	2,200	1,743,478
MI St Strategic Fd Ltd Oblig (AMBAC)	7.00%	5/1/2021	AA	500	561,120
MS Business Fin Corp Sys Enrg Res Inc Pj	5.875%	4/1/2022	BBB	2,500	2,304,075
NC Eastern Muni Pwr Agy NC Ser A (AG)	5.25%	1/1/2019	AAA	5,000	5,098,650
NC Muni Pwr Agy No 1 Catawba NC Catawba Elec Ser A	5.25%	1/1/2020	A2	2,000	1,883,780
Pinal Cnty AZ Electric Dist No 4	6.00%	12/1/2028	BBB-	740	686,535
Riverside CA Issue D (FSA)	5.00%	10/1/2025	AAA	1,850	1,788,321
Sabine River Authority TX Ref Southwestern Elec Co (MBIA)	4.95%	3/1/2018	AA	2,500	2,384,400
Sacramento CA Muni Util Dist (FSA)(b)	5.00%	8/15/2023	AAA	3,650	3,533,985
Sacramento CA Muni Util Dist (FSA)(b)	5.00%	8/15/2024	AAA	2,920	2,827,188
Sacramento CA Muni Util Dist (FSA)(b)	5.00%	8/15/2025	AAA	2,920	2,827,188
TN Enrg Acq Corp Gas Rev Ser A	5.00%	9/1/2013	AA-	2,500	2,283,050
TN Enrg Acq Corp TN Ser A(b)	5.25%	9/1/2021	AA-	2,100	1,655,041
TN Enrg Acq Corp TN Ser A(b)	5.25%	9/1/2026	AA-	11,900	9,378,569
Western MN Muni Pwr Agy Ser A (MBIA)	5.00%	1/1/2026	A1	400	370,484
Total					55,175,913

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded 7.98%
Adrian MI City Sch Dist (FSA)	5.00%	5/1/2034	AAA	$1,500	$1,607,580
CA St	5.25%	4/1/2034	AAA	5,000	5,454,800
Chaska MN Elec Rev Ser A	6.00%	10/1/2025	A3	250	265,965
CO Hlth Fac Auth Rev Portercare Adventis Hlth	6.625%	11/15/2026	A2	2,000	2,227,260
Cobb Cnty GA Kennestone Hosp Auth Rev Ctfs Ser 86 A ETM (MBIA)	Zero Coupon	8/1/2015	AA	765	502,245
Duluth MN Econ Dev Benedictine Hlth Sys St. Mary's	5.25%	2/15/2028	A-	1,000	1,076,290
Fayette Cnty GA Pub Fac Auth Rev Criminal Justice Ctr Pj	6.00%	6/1/2030	AA	3,500	3,733,345
Greenville MI Pub Sch (FSA)	6.00%	5/1/2025	AAA	1,000	1,021,090
Highlands Cnty FL Facs Auth Rev Hosp Adventist/Sunbelt Ser A	6.00%	11/15/2031	AA-(c)	2,000	2,171,700
IL Fin Auth Rev Northwestern Mem Hosp Ser A	5.25%	8/15/2034	AA+	5,400	5,825,736
Kalamazoo MI Hosp Fin Auth Hosp Fac Rev ETM RIBs (FGIC)	6.725%#	6/1/2011	AAA	1,400	1,403,752
Katy TX Indpt Sch Dist Ltd Tax (PSF GTD)	6.125%	2/15/2032	AAA	1,000	1,013,840
MD St Hlth & Higher Edl Facs Auth Rev North Arundel Hosp	6.50%	7/1/2026	A3	1,000	1,075,780
MD St Hlth & Higher Edl Facs Catholic Hlth Initiative Ser A	6.00%	12/1/2024	AA	100	105,790
MD St Hlth & Higher Edl Facs Univ MD Med Sys	6.75%	7/1/2030	A3	1,950	2,106,039
MI St COP (AMBAC)	Zero Coupon	6/1/2022	AA	2,000	937,980
MI St Hse Reps Cap Apprec COP (AMBAC)	Zero Coupon	8/15/2024	AA	3,565	1,377,266
Miami-Dade Cnty FL Expwy Auth Toll Sys Rev (FGIC)	6.375%	7/1/2029	A3	1,000	1,070,990
Milledgeville-Baldwin Cnty GA Fndtn GA St College & St Univ	6.00%	9/1/2033	AAA	3,000	3,389,100
New York City NY Ser A	6.00%	5/15/2030	AAA	2,155	2,297,252
New York City NY Unrefunded Bal Ser A	6.00%	5/15/2030	AA	20	20,199
NY St Dorm Auth Rev St Supp Debt Fashion Inst Tech (FSA)	5.50%	7/1/2030	AAA	115	121,970
Orange Cnty FL Hlth Facs Auth Rev Hosp Orlando Regl Hlthcare	5.75%	12/1/2032	AAA	1,000	1,092,450
Phoenix AZ Civic Impt Corp (FGIC)	6.00%	7/1/2024	AA-	2,400	2,561,544

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.375%	7/1/2034	BBB-	$1,000	$1,073,060
Puerto Rico Pub Impt Bldgs Auth Rev Govt Facs I GTD	5.25%	7/1/2033	Baa3	95	101,337
RI St Econ Dev Corp Arpt Rev Ser B (FGIC)	6.00%	7/1/2020	A2	1,210	1,291,445
RI St Econ Dev Corp Arpt Rev Ser B (FGIC)	6.00%	7/1/2028	A2	1,200	1,280,772
RI St Hlth & Edl Bldg Corp Rev Hosp Fin Lifespan Oblig Grp	6.50%	8/15/2032	A-	1,000	1,115,220
SC Jobs Econ Dev Auth Hosp Facs Rev Palmetto Hlth Alliance A	7.375%	12/15/2021	NR	2,000	2,229,580
SC Jobs Econ Dev Auth Hosp Facs Rev Palmetto Hlth Ser C	6.375%	8/1/2034	BBB+	1,780	1,992,817
SC Jobs Econ Dev Auth Hosp Facs Rev Palmetto Hlth Ser C	6.375%	8/1/2034	BBB+	240	268,694
Sullivan Cnty TN Hlth Ed Hosp & Hsg Facs Bd Rev Wellmont Hlth	6.25%	9/1/2022	NR	1,250	1,387,925
Sullivan Cnty TN Hlth Ed Hosp & Hsg Facs Bd Rev Wellmont Hlth	6.25%	9/1/2022	BBB+(c)	750	832,755
Tampa Bay Wtr FL Util Sys Rev (FGIC)	6.00%	10/1/2024	AAA	2,000	2,174,800
Tyler TX Hlth Fac Dev Corp Hosp Rev Mother Frances Hosp	6.00%	7/1/2027	Baa1	1,500	1,641,465
Univ Central AR Rev Hsg Sys (FSA)	6.50%	1/1/2031	AAA	2,425	2,592,519
Upper Trinity Regl Wtr Dist TX Wtr Rev Sys Ser 4 (FGIC)	6.00%	8/1/2026	A-	3,025	3,199,512
WA St Higher Ed Facs Auth Rev Gonzaga Univ Pj (MBIA)	5.125%	4/1/2034	AA	1,000	1,084,930
Western WA Univ Rev Student Rec Fee (MBIA)	5.00%	5/1/2033	AA	20	21,298
WV St Ser D (FGIC)	6.50%	11/1/2026	Aa3	2,000	2,375,800
Total					67,123,892
Resource Recovery 2.46%
Cnty of Tooele UT Union Pacific Pj A Rmkt	5.70%	11/1/2026	BBB	5,000	4,284,600
Fort Wayne IN Pollutn Ctrl Rev Ref Gen Mtrs Corp Pj	6.20%	10/15/2025	B-	2,585	1,472,959
Gulf Coast Wst Disp Auth TX Wst Mgmt of TX Ser A AMT	5.20%	5/1/2028	BBB	2,800	2,117,360

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Resource Recovery (continued)
Madre Metro Dist No 2 CO Ltd Tax Conv Unltd Tax Ser A	5.50%	12/1/2036	NR	$1,000	$689,460
MO St Envr Impt & Enrg Unrefunded Bal St Revolving B	7.20%	7/1/2016	Aaa	1,245	1,248,673
MS Business Fin Corp Ref Sys Enrg Res Inc Pj	5.90%	5/1/2022	BBB	2,450	2,262,501
PA Econ Dev Fin Auth Exempt Facs Rev Reliant Enrg B AMT	6.75%	12/1/2036	Ba3	6,000	5,315,940
Sabine River Auth TX Pollutn Ctrl Rev TXU Enrg Co Pj Ser A	5.80%	7/1/2022	CCC	1,000	794,370
Socorro TX Indpt Sch Dist Unrefunded Bal (PSF GTD)	6.00%	2/15/2015	AAA	35	35,091
Sullivan Cnty TN Hlth Edl & Hsg Facs Bd Hosp Rev Wellmont Hlth Sys Pj Ser C(b)	5.25%	9/1/2036	BBB+	3,000	2,431,290
Total					20,652,244
Sales Tax 5.00%
Orange Cnty FL Ser A (MBIA)	5.00%	10/1/2021	AA	5,000	4,869,550
Dallas Area Rapid Transit(b)	5.00%	12/1/2022	AAA	9,645	9,383,778
Dallas Area Rapid Transit(b)	5.00%	12/1/2023	AAA	6,135	5,968,841
Dallas Area Rapid Transit(b)	5.00%	12/1/2024	AAA	8,070	7,851,434
Dallas Area Rapid Transit(b)	5.00%	12/1/2028	AAA	7,160	6,966,081
Southwestern IL Dev Auth Rev Loc Govt Pg Collinsville Ltd	5.35%	3/1/2031	NR	500	416,670
Sparks Tourism Impt Dist No 1 Sr Sales Tax Antic Ser A†	6.75%	6/15/2028	Ba2	2,000	1,814,260
UT Transit Auth(b)	5.00%	6/15/2028	AAA	5,000	4,794,100
Total					42,064,714
Special Tax 2.08%
Altoona IA Tax Allocation Annual Appropriation No 6-A	6.00%	6/1/2034	BBB+	1,000	913,530
Annawan IL Tax Inc Rev Patriot Renewable Fuels LLC Pj	5.625%	1/1/2018	NR	1,000	877,050
Apple Vly CA Redev Agy Tax Alloc Veda Pj Area	4.75%	6/1/2037	BBB+	1,000	767,180
Aurora City IL Tax Alloc East River Atea No 6 Ser A	6.75%	12/30/2027	NR	1,000	935,650
Baltimore MD Spl Oblig Ser A	7.00%	9/1/2038	NR	1,500	1,376,100

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Tax (continued)
Branson Hills Infrastr Facs Cmnty Impt Dist MO Spl Ser A	5.50%	4/1/2027	NR	$1,430	$1,168,510
Branson Hills Infrastr Facs Cmnty Impt Dist Ser A	5.50%	4/1/2022	NR	965	824,129
CA St Unrefunded Bal	5.25%	4/1/2034	A+	5	4,764
Clark Cnty NV Impt Dist Spl Loc Imp 128 Summerlin Ser A	5.05%	2/1/2031	NR	1,035	758,572
Crosscreek Cmnty Dev Dist FL Spl Assmnt Rev A	5.60%	5/1/2039	NR	750	490,485
Crosscreek Cmnty Dev Dist FL Spl Assmnt Rev B	5.50%	5/1/2017	NR	1,490	1,097,147
Gramercy Farms Cmnty Dev Dist FL Spl Assmt Ser A-1	5.25%	5/1/2039	NR	2,445	1,672,551
Lakeside Landings Cmnty Dev Dist FL Spl Assmt Ser A	5.50%	5/1/2038	NR	675	487,667
Legends Bay Cmnty Dev Dist FL Cap Impt Rev Ser B	5.50%	5/1/2014	NR	955	855,909
Millsboro DE Spl Oblig Plantation Lakes Spl Dev Ser A	5.45%	7/1/2036	NR	2,100	1,622,082
Salida CA Area Pub Fac Fin Agy Cmnty Fac Dist Spl Tax 1998-1 (FSA)	5.25%	9/1/2028	AAA	355	359,090
San Juan Cnty NM Tax/Motor Ref & Impt (IBC) (MBIA)	5.25%	5/15/2022	AA	165	167,556
Sparks Loc Impt Dist Ltd Oblig Dist No 3	6.75%	9/1/2027	NR	1,000	919,100
Stone Canyon Cmnty Impt Dist MO Pub Infrastr Impt Pj	5.70%	4/1/2022	NR	1,000	867,200
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (FGIC)	5.00%	10/1/2025	BBB+	1,500	1,295,535
Total					17,459,807
Tobacco 2.50%
Badger Tob Asst Securitization Corp WI	6.375%	6/1/2032	BBB	270	255,774
Buckeye OH Tob Sttlmnt Asset Bkd Sr Turbo Ser A-2	5.125%	6/1/2024	BBB	3,000	2,553,480
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.75%	6/1/2034	BBB	2,940	2,245,660
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2030	BBB	4,000	3,278,080
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2(b)	5.875%	6/1/2047	BBB	4,876	3,692,546

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Tobacco (continued)
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2047	BBB	$725	$549,035
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A-1	5.00%	6/1/2033	BBB	4,000	2,786,080
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A-1(b)	5.75%	6/1/2047	BBB	4,000	2,946,920
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A1	5.125%	6/1/2047	BBB	1,520	1,004,234
Tob Sttlmnt Fin Corp NJ Ser 1A	5.00%	6/1/2041	BBB	2,680	1,701,183
Total					21,012,992
Toll Roads 3.65%
AZ St Transn Bd Ser A	5.00%	7/1/2027	AAA	3,000	2,907,510
AZ St Transn Bd Ser A	5.00%	7/1/2030	AAA	5,000	4,776,250
North TX Twy Auth Rev Toll 2nd Tier Ser F	5.75%	1/1/2033	A3	8,705	7,859,222
NY St Twy Auth Hwy & Brdg Tr Fd Ser B	5.00%	4/1/2022	AA	5,000	4,894,400
NY St Twy Auth Rev Ser B	5.00%	4/1/2025	AA	10,000	9,619,600
Santa Rosa Bay Bridge Auth FL Rev Cap Apprec	Zero Coupon	7/1/2017	B2	1,200	631,920
Total					30,688,902
Transportation 6.29%
Alliance Arpt Auth Inc TX Spl Facs Rev American Airlines Inc Pj AMT	5.25%	12/1/2029	CCC+	4,500	2,028,510
Alliance Arpt Auth Inc TX Spl Facs Rev FedEx Corp Pj AMT	4.85%	4/1/2021	BBB	5,000	3,980,600
Billings MT Arpt Rev AMT (MBIA)	6.10%	7/1/2016	AA	190	197,763
Billings MT Arpt Rev AMT (MBIA)	6.20%	7/1/2020	AA	2,775	2,857,584
Central Puget Sound WA Regl Transit Auth Sales Tax & Motor (FGIC)	5.25%	2/1/2021	AAA	1,750	1,796,620
Chicago IL O'Hare Intl Arpt Rev Ser A (FSA)(b)	5.00%	1/1/2033	AAA	5,000	4,524,150
Dallas-Fort Worth TX Intl Arpt American Airlines Inc AMT	6.375%	5/1/2035	CCC+	2,025	953,208
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev American Airlines Inc AMT	5.50%	11/1/2030	CCC+	2,300	1,036,771
Dallas-Fort Worth TX Intl Arpt Impt Jt Ser B AMT (FSA)	5.00%	11/1/2035	AAA	1,330	1,088,419

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Transportation (continued)
Dallas-Fort Worth TX Intl Arpt Rev Jt Ser B AMT (MBIA)	6.25%	11/1/2028	AA	$1,000	$973,210
Houston TX Arpt Sys Rev Sub Lien Ser A AMT (FGIC)	5.50%	7/1/2012	A+	1,610	1,642,876
Houston TX Spl Facs Continental Ser E	6.75%	7/1/2021	B-	3,000	2,552,130
Los Angeles Dept of Arpts Rev Los Angeles Intl Arpt Ser A	5.50%	5/15/2021	AA	2,500	2,433,375
Metro WA Arpts Auth(b)	5.00%	10/1/2022	AA-	3,250	2,882,311
Metro WA Arpts Auth(b)	5.375%	10/1/2028	AA-	2,500	2,217,162
MI St Truck Line (FGIC)	5.00%	11/1/2021	AA+	2,000	1,979,120
Miami-Dade Cnty FL Aviation Rev Miami Intl Arpt Ser A AMT (XLCA)	5.00%	10/1/2037	A2	2,000	1,588,120
Miami-Dade Cnty FL Aviation Miami Intl Arpt Hub Ser B (MBIA)	4.50%	10/1/2031	AA	520	441,938
New York City NY Indl Dev Agy Spl Fac Rev Terminal One Grp Assoc Pj AMT	5.50%	1/1/2024	A3	5,450	5,034,383
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	1,215	771,914
North TX Twy Auth Rev First Tier Ser A	6.00%	1/1/2025	A2	5,000	4,923,050
Port Seattle WA Spl Fac Rev Unrefunded Bal Ser C AMT (MBIA)	6.00%	9/1/2029	AA	1,085	1,029,296
San Francisco CA City & Cnty Arpt Lease SFO Fuel Ser A AMT (FSA)	6.125%	1/1/2027	AAA	495	495,441
St. Paul MN Port Auth Lease Rev Office Bldg at Robnert St 3-11	5.00%	12/1/2027	AA+	1,000	957,140
St. Paul MN Port Auth Lease Rev Regions Hosp Pkg Ramp Pj Ser 1	5.00%	8/1/2036	NR	750	571,680
St. Paul Port MN Port Auth Ltd Tax Brownfields Redev 2	5.00%	3/1/2037	AA+	895	837,094
Susquehanna Area Regl Arpt Auth PA Ser A AMT	6.50%	1/1/2038	Baa3	3,500	3,125,395
Total					52,919,260
Water/Sewer 3.98%
Aurora CO Ref First Lien Ser A	4.75%	8/1/2027	Aa3	1,000	904,650
Brazos River Auth TX Wtr Rev Supply Sys Ser A AMT (MBIA)	5.00%	2/15/2028	AA	1,000	839,880
Cape Fear Pub Util Auth Rev	5.00%	8/1/2026	AA	7,320	7,043,670
Chicago IL Ref Second Lien (FSA)	5.00%	11/1/2028	AAA	2,750	2,516,250

See Notes to Financial Statements.

Schedule of Investments (concluded)

NATIONAL TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer (continued)
Detroit MI Wtr Supply Sys Sr Lien Ser A (MBIA)	5.00%	7/1/2034	AA	$975	$850,180
Gautier MI Util Dist Util Sys Rev (FGIC)	5.125%	3/1/2019	NR	425	427,422
KS St Dev Fin Auth Rev Pub Wtr Supply Revolving Ln 2	4.75%	4/1/2018	Aa1	1,180	1,180,000
Melbourne FL Wtr & Swr Rev Ref & Impt Ser A (FGIC)	5.00%	10/1/2032	A+(c)	1,000	908,890
Midlothian TX Wtr Dist (FSA)	Zero Coupon	9/1/2022	AAA	2,000	885,920
Pima Cnty AZ Indl Dev Auth Wtr & Wst Wtr Rev Global Wtr Res LLC Pj AMT	6.55%	12/1/2037	NR	3,000	2,537,490
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2044	BBB-	5,605	5,397,279
Raleigh NC Comb Entrprse	5.00%	3/1/2031	AAA	5,000	4,798,050
SD Conservancy Dist (AMBAC)	5.00%	8/1/2022	Aaa	2,700	2,678,535
UT Wtr Fin Agy Rev Pooled Ln Fin Pg (AMBAC)	5.125%	7/1/2023	Aa3	1,000	982,170
WV St Wtr Dev Auth Rev Ln Pg III Ser A AMT (AMBAC)	6.25%	7/1/2030	AA	1,470	1,502,061
Total					33,452,447
Total Municipal Bonds (cost $993,177,292)					902,310,127
				Shares (000)
SHORT-TERM INVESTMENTS 1.04%
Money Market Mutual Funds
Dreyfus Municipal Cash Management Plus				1,711	1,711,102
SSgA Tax Free Money Market Fund				7,013	7,013,432
Total Short-Term Investments (cost $8,724,534)					8,724,534
Total Investments in Securities 108.35% (cost $1,001,901,826)					911,034,661
Liabilities in Excess of Cash and Other Assets(f) (8.35%)					(70,194,086)
Net Assets 100.00%					$840,840,575
Open Futures Contracts at September 30, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2008	396	Short	$(46,400,063)	$(101,708)

See Notes to Financial Statements.

Schedule of Investments

CALIFORNIA TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 106.84%
Education 7.40%
Abag Fin Auth For Nonprofit Corp CA Rev Sch of Mech Arts	5.25%	10/1/2026	A3	$500	$492,565
CA Edl Facs Auth Rev CA Lutheran Univ	5.25%	10/1/2021	Baa1	1,500	1,435,965
CA Edl Facs Auth Rev College & Univ Fing Pg	5.00%	2/1/2037	Baa3	1,000	792,800
CA Edl Facs Auth Rev Univ La Verne Ser A	5.00%	6/1/2035	Baa2	1,000	811,580
CA Muni Fin Auth Ed Rev American Heritage Ed Fndtn Pj A	5.25%	6/1/2036	BBB-	1,000	798,420
CA Muni Fin Auth Rev Biola Univ	5.80%	10/1/2028	Baa1	1,085	1,017,947
CA Muni Fin Auth Rev Bonds High Tech High Chula Vista B†	6.00%	7/1/2028	BB+(c)	850	779,187
CA Muni Fin Auth Rev OCEAA Pj Ser A	6.75%	10/1/2028	NR	1,445	1,357,765
CA St Unrefunded Bal	5.125%	6/1/2027	A+	5	4,811
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR	500	397,405
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR	1,225	933,475
CA Statewide Cmntys Dev Auth Rev Thomas Jefferson Sch Law Ser A	7.25%	10/1/2032	BB+	1,000	925,500
CA Statewide Cmntys Dev Auth Rev Windrush Sch	5.50%	7/1/2037	NR	1,250	982,112
CA Statewide Cmntys Dev Auth Sonoma Country Day Sch COP	6.00%	1/1/2029	NR	1,300	1,065,818
San Ysidro CA Sch Dist Cap Apprec Election 1997 Ser D (FGIC)	Zero Coupon	8/1/2028	A	1,000	278,190
Total					12,073,540
General Obligation 28.78%
Barstow CA Unif Sch Dist Ser A (FGIC)	5.00%	8/1/2026	A3	2,500	2,328,050
Berkeley CA Measure I-Animal Shelter Pj (AG)	4.625%	9/1/2037	AAA	1,500	1,275,765
CA St	5.00%	8/1/2019	A+	2,000	2,024,320
CA St(b)	5.00%	9/1/2028	A+	12,000	11,150,760
CA St Previous Veterans Ser BJ AMT	5.70%	12/1/2032	AA-	640	583,821
CA St Purp	5.25%	11/1/2027	A+	520	504,733
CA St Var Purp	5.00%	4/1/2026	A+	4,850	4,549,203
Capistrano CA Unif Sch Dist Fac Impt Dist No 001 Ser A (FGIC)	6.00%	8/1/2024	A+	2,500	2,558,900

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
Foothill-De Anza CA Cmnty College Dist Ser A (AMBAC)	4.50%	8/1/2031	Aa1	$1,800	$1,528,686
Los Angeles CA Cmnty College Dist 2003 Election Ser F-1	5.00%	8/1/2033	AA	1,000	931,950
Los Angeles Unif Sch Dist CA Drivers Ser 2048 (FSA)(b)	5.00%	7/1/2028	AAA	3,000	2,876,220
Mojave CA Unif Sch Dist Sch Facs Impt Dist No 001 (FGIC)	5.00%	8/1/2024	A(c)	1,060	1,029,451
Mojave CA Unif Sch Dist Sch Facs Impt Dist No 001 (FGIC)	5.25%	8/1/2022	A(c)	1,230	1,240,504
Montebello CA Unif Sch Dist Election of 2004 (FSA)	5.00%	8/1/2028	AAA	1,335	1,254,433
Oak Vly CA Hosp Dist Election 2004 (FGIC)	5.00%	7/1/2033	A3	500	444,185
Oxnard CA Unif High Sch Dist Ser A (MBIA)	6.00%	2/1/2020	AA	650	673,185
Oxnard CA Unif High Sch Dist Ser A (MBIA)	6.20%	8/1/2030	AA	3,000	3,013,530
Pittsburg CA Redev Agy Los Medanos Cmnty Dev Pj (AMBAC)	Zero Coupon	8/1/2026	AA	3,500	1,138,445
Pomona CA Unif Sch Dist (MBIA)	6.15%	8/1/2030	AA	1,000	999,900
Pomona CA Unif Sch Dist Ser A (MBIA)	6.55%	8/1/2029	AA	1,000	1,034,910
Puerto Rico Comwlth Ser A	5.375%	7/1/2028	BBB-	995	918,385
Riverside CA Cmnty College Dist Unrefunded Bal Ser A (MBIA)	5.50%	8/1/2029	AA	15	15,088
Santa Ana Unif Sch Dist Election 2008 Ser A	5.25%	8/1/2025	A+	1,650	1,587,448
Santa Ana Unif Sch Dist Election 2008 Ser A	5.25%	8/1/2026	A+	1,000	957,510
West Contra Costa CA Unif Sch Dist Election of 2005 Ser B	6.00%	8/1/2027	A2	1,000	971,380
Yosemite Cmnty College Dist CA Election 2004 Ser C (FSA)	5.00%	8/1/2028	AAA	1,455	1,386,280
Total					46,977,042
Healthcare 9.83%
Abag Fin Auth For Nonprofit Corp CA Rev Childrens Hosp & Resh A	5.25%	12/1/2027	A	1,000	884,750
CA Hlth Facs Fin Auth Rev CA NV Methodist	5.00%	7/1/2036	A+	1,000	883,070

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
CA Hlth Facs Fing Auth CA Catholic Hlthcare West Ser G	5.50%	7/1/2025	A	$2,500	$2,326,450
CA Infrastr & Econ Dev Bk Rev Kaiser Hosp Ser A	5.50%	8/1/2031	A	1,300	1,192,698
CA Infrastr & Econ Dev Bk Rev Kaiser Hosp Ser B	5.55%	8/1/2031	A+	650	600,294
CA Infrastr & Econ Dev Bk Rev Scripps Res Instl Ser A	5.75%	7/1/2030	Aa3	1,500	1,516,635
CA Muni Fin Auth Ctfs Cmnty Hosps Central CA	5.25%	2/1/2037	Baa2	1,000	803,080
CA Statewide Cmntys Dev Auth Rev CA Statewide Inland Regl Ctr Pj	5.00%	12/1/2017	Baa1	1,000	956,690
CA Statewide Cmntys Dev Auth Rev Daughters of Charity Hlth	5.25%	7/1/2035	BBB+	1,675	1,392,545
CA Statewide Cmntys Dev Auth Rev Front Porch Cmntys & Svcs A†	5.125%	4/1/2037	BBB	2,000	1,574,380
CA Statewide Cmntys Dev Auth Rev Vlycare Hlth Sys Ser A	5.125%	7/15/2031	NR	1,500	1,157,955
Rancho Mirage CA Jt Pwrs Fin Auth Rev Eisenhower Med Ctr Ser A	5.00%	7/1/2021	A3	1,000	952,300
Sierra View Loc Hlthcare Dist CA	5.25%	7/1/2032	A(c)	1,000	830,970
Torrance CA Hosp Rev Torrance Mem Med Ctr Ser A	5.50%	6/1/2031	A+	500	467,445
Torrance CA Hosp Rev Torrance Mem Med Ctr Ser A	6.00%	6/1/2022	A+	500	514,145
Total					16,053,407
Industrial 2.84%
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Ser A (FGIC)	5.00%	6/1/2035	A	2,500	2,109,400
Tob Securitization Auth Lease North CA Tob Sttlmnt Rev Asset Bkd Bds Ser A 1	5.375%	6/1/2038	BBB	1,000	748,500
Virgin Islands Pub Fin Auth Refinery Facs Rev Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	2,250	1,777,365
Total					4,635,265
Lease 9.96%
CA St Pub Wrk Bd Dept Forestry & Fire Ser E	5.00%	11/1/2024	A	2,050	1,906,028
CA St Pub Wrk Bd Lease Rev Dept Gen Svcs Teale Data (AMBAC)	5.25%	3/1/2020	AA	1,000	1,014,270

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease (continued)
Los Angeles CA Convtn & Exhibit Ctr Auth Rev Bds Ser A(e)	5.00%	8/15/2020	AA-	$1,000	$977,200
Los Angeles CA Muni Impt Corp Lease Rev Ser B 1 (FGIC)	5.00%	8/1/2027	AA-	2,000	1,839,260
Los Angeles CA Muni Impt Corp Rev Cap Equip Ser A	5.00%	9/1/2025	AA-	2,000	1,837,300
Palm Springs CA Fin Auth Convention Ctr Pj Ser A (MBIA)	5.50%	11/1/2035	AA	1,000	1,003,830
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	873,990
San Buenaventura CA Ser C COP (AMBAC)	5.25%	2/1/2031	AA	2,575	2,418,131
San Mateo Cnty CA Jt Pwrs Fin Auth Rev Youth Svcs Campus Ser A	5.00%	7/15/2024	AA	1,410	1,349,878
Santa Ana CA Unif Sch Dist Fin Pj COP (FSA)	Zero Coupon	4/1/2019	AAA	2,295	1,335,001
Turlock CA Hlth Fac Rev Emanuel Med Ctr Ser B COP	5.50%	10/15/2037	BBB+	2,000	1,712,640
Total					16,267,528
Miscellaneous 0.86%
Fontana CA Pub Fin Auth Tax North Fontana Redev Pj Ser A (AMBAC)	5.50%	9/1/2032	AA	1,000	998,630
Oakland CA Jt Pwrs Fin Auth Reassmt Rev	5.50%	9/2/2024	A-	405	411,792
Total					1,410,422
Power 5.14%
City of Riverside CA Issue D (FSA)	5.00%	10/1/2027	AAA	1,250	1,196,775
Northern CA Pwr Agy Rev Hydroelectronic No 1-C (AG)	5.00%	7/1/2024	AAA	1,760	1,685,059
Sacramento CA Muni Util Dist (FSA)(b)	5.00%	8/15/2023	AAA	1,920	1,858,973
Sacramento CA Muni Util Dist (FSA)(b)	5.00%	8/15/2024	AAA	1,540	1,491,051
Sacramento CA Muni Util Dist (FSA)(b)	5.00%	8/15/2025	AAA	1,540	1,491,051
Shasta CA Jt Pwrs Fin Auth Cnty Admin Bldg Pj Ser A (MBIA)	5.25%	4/1/2023	AA	675	662,918
Total					8,385,827

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded 12.97%
CA Edl Facs Auth Rev Pooled College/Univ Ser C ETM	6.50%	6/1/2020	Baa3	$3,000	$3,194,790
CA Edl Facs Auth Rev Scripps College	5.25%	8/1/2026	A1	1,145	1,219,746
CA St (AMBAC)(b)	5.00%	4/1/2031	AAA	10,000	10,804,600
CA Statewide Cmnty Dev Ref CHF Irvine LLC UCI East	5.00%	5/15/2038	Baa2	1,000	791,850
CSUCI Fin Auth Rev CA East Campus Cmnty Ser A (MBIA)	5.25%	9/1/2026	AA	2,000	2,137,180
El Monte CA City Sch Dist Ser A (FSA)	6.25%	5/1/2025	AAA	1,230	1,309,360
MSR Pub Pwr Agy CA San Juan Pj Rev Ser D ETM (MBIA)	6.75%	7/1/2020	AA	795	919,139
Puerto Rico Pub Fin Corp Approp E	5.50%	8/1/2029	Aaa	750	797,422
Total					21,174,087
Resource Recovery 2.16%
CA Pollutn Ctrl Fin Auth Rev Pacific Gas/Elec Ser A AMT (MBIA)	5.35%	12/1/2016	AA	2,000	1,968,720
CA Pollutn Ctrl Fin Auth Solid Wst Disp Rev Mgmt Inc Pj Ser B AMT	5.00%	7/1/2027	BBB	1,000	740,950
CA Pollutn Crtl Fin Auth Solid Wst Mgmt Inc Pj Ser A2 AMT	5.40%	4/1/2025	BBB	1,000	815,000
Total					3,524,670
Sales Tax 3.33%
Los Angeles Cnty CA Metro Trans Auth Sales Tax Rev Sr Ser A (FSA)	4.50%	7/1/2030	AAA	1,000	846,910
Los Angeles Cnty Metro Trans Auth Metro Trans Ser A (AG)	5.00%	7/1/2022	AAA	3,000	2,970,390
Los Angeles Cnty Metro Trans Auth Rev Prop A-1st Tier Sr Ser B	5.00%	7/1/2031	AAA	1,750	1,621,900
Total					5,439,200
Special Tax 6.48%
Apple Vly CA Redev Agy Tax Alloc Veda Pj Area	4.75%	6/1/2037	BBB+	1,500	1,150,770
City of San Diego CA Spl Tax Cmnty Facs Dist No 4 Ser A	6.00%	9/1/2037	NR	1,000	925,350
Dana Point Cmnty Facs Dist No 2006-1	5.625%	9/1/2033	NR	550	509,944
Dana Point Cmnty Facs Dist No 2006-1	5.625%	9/1/2037	NR	940	864,151
Jurupa CA Cmnty Svcs Dist Spl Tax Cmnty Facs Dist 18 Eastvale A	5.00%	9/1/2036	NR	1,710	1,301,379

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Tax (continued)
Los Angeles Cnty CA Pub Wks Fin Auth Los Angeles Regl Pk Open Space (FSA)	5.25%	10/1/2018	AAA	$1,000	$1,069,810
Redding CA Redev Agy Tax Alloc Shastec Redev Pj	5.00%	9/1/2029	BBB+	600	505,812
RNR Sch Fin Auth CA Spl Tax Cmnty Fac Dist No 92-1 Ser A (AMBAC)	5.625%	9/1/2030	AA	3,985	3,991,017
South Orange Cnty CA Pub Fin Auth Spl Tax Rev Ladera Ranch Ser A (AMBAC)	4.625%	8/15/2026	AA	310	262,167
Total					10,580,400
Tobacco 1.69%
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A1	5.125%	6/1/2047	BBB	370	244,452
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A1	5.75%	6/1/2047	BBB	1,500	1,105,095
Golden State Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A1(b)	5.75%	6/1/2047	BBB	1,400	1,031,422
Silicon Vly Tob Securitization Auth CA Cap Apprec Turbo Santa Clara A	Zero Coupon	6/1/2036	BBB+(c)	3,500	370,825
Total					2,751,794
Transportation 4.67%
Fresno CA Arpt Rev Ser A (FSA)	5.50%	7/1/2030	AAA	1,500	1,505,160
Los Angeles Dept of Arpts Rev Los Angeles Intl Arpt Ser A	5.50%	5/15/2021	AA	2,500	2,433,375
Palm Springs CA Ref Sub Palm Springs Intl Arpt	5.30%	7/1/2013	NR	200	191,252
Palm Springs CA Ref Sub Palm Springs Intl Arpt	6.00%	7/1/2018	NR	250	234,870
Palm Springs CA Ref Sub Palm Springs Intl Arpt	6.40%	7/1/2023	NR	300	275,061
Palm Springs CA Ref Sub Palm Springs Intl Arpt	6.50%	7/1/2027	NR	260	235,222
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser CC (FSA)	5.25%	7/1/2033	AAA	1,000	940,610
San Francisco CA City & Cnty Arpt Lease SFO Fuel Ser A AMT (FSA)	6.125%	1/1/2027	AAA	490	490,436
San Francisco CA City & Cnty Commn Intl Arpt Rev AMT (FSA)	5.75%	1/1/2014	AAA	500	506,825
San Jose CA Arpt Rev Ser A AMT (AMBAC)	5.00%	3/1/2037	AA	1,000	815,150
Total					7,627,961

See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIFORNIA TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer 10.73%
CA St Department of Wtr Res Central Vly Pj Ser AE	5.00%	12/1/2026	AAA	$4,000	$3,869,920
Chino Basin Desalter Auth Ser A (AG)	5.00%	6/1/2027	AAA	2,000	1,864,700
Eastern Muni Wtr Dist COP Ser H	5.00%	7/1/2033	AA	2,500	2,298,850
Fresno CA Rev Ser A (AG)	5.00%	9/1/2025	AAA	1,530	1,479,082
Imperial CA Ref Wtr Fac COP (FGIC)	5.00%	10/15/2020	NR	3,250	3,008,070
Los Angeles CA Wtr & Pwr Rev Pwr Sys Sub Ser A-1 (FSA)	5.00%	7/1/2015	AAA	1,000	1,075,060
Monterey Cnty Fin Auth Rev Salinas Vy Wtr Pj Ser A (AG)	5.00%	9/1/2028	AAA	1,300	1,221,441
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A (AG)	5.00%	7/1/2028	AAA	250	233,597
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2044	BBB-	1,000	962,940
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	1,550	1,495,734
Total					17,509,394
Total Municipal Bonds (cost $189,136,771)					174,410,537
				Shares (000)
SHORT-TERM INVESTMENT 0.87%
Money Market Mutual Fund
Dreyfus General CA Municipal Money Market Fund Class A (cost $1,424,282)				1,424	1,424,282
Total Investments in Securities 107.71% (cost $190,561,053)					175,834,819
Liabilities in Excess of Cash and Other Assets(f) (7.71%)					(12,591,492)
Net Assets 100.00%					$163,243,327
Open Futures Contracts at September 30, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2008	143	Short	$(16,755,578)	$(35,347)

See Notes to Financial Statements.

Schedule of Investments

CONNECTICUT TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 101.66%
Education 25.96%
CT St Higher Edl Ln Auth Rev Ref Sr Fam Ed Ln Pg Ser A AMT (MBIA)	4.80%	11/15/2022	A2	$2,160	$1,817,402
CT St Hlth & Edl Facs Auth (AG)(b)	5.00%	7/1/2028	AAA	4,050	3,793,129
CT St Hlth & Edl Facs Auth (AG)(b)	5.00%	7/1/2033	AAA	1,500	1,404,862
CT St Hlth & Edl Facs Auth (AG)(b)	5.00%	7/1/2038	AAA	4,610	4,317,611
CT St Hlth & Edl Facs Auth Fairfield Univ Facs Ser M	5.00%	7/1/2026	A-	450	417,546
CT St Hlth & Edl Facs Auth Rev Chase Collegiate Sch Ser A (RADIAN)	4.00%	7/1/2019	A3	100	85,333
CT St Hlth & Edl Facs Auth Rev Chase Collegiate Sch Ser A (RADIAN)	5.00%	7/1/2027	A3	100	85,610
CT St Hlth & Edl Facs Auth Rev CT College Ser E (MBIA)	5.25%	7/1/2022	AA	400	405,664
CT St Hlth & Edl Facs Auth Rev CT College Ser G (MBIA)	4.50%	7/1/2037	AA	695	569,837
CT St Hlth & Edl Facs Auth Rev Fairfield Univ Ser N	5.00%	7/1/2029	A-	2,000	1,822,620
CT St Hlth & Edl Facs Auth Rev Fairfield Univ Ser N	5.00%	7/1/2026	A-	2,000	1,852,960
CT St Hlth & Edl Facs Auth Rev Greenwich Academy Ser E (FSA)	5.25%	3/1/2032	AAA	1,000	992,410
CT St Hlth & Edl Facs Auth Rev Gunnery Sch (RADIAN)	5.35%	7/1/2031	BBB+	695	588,929
CT St Hlth & Edl Facs Auth Rev Loomis Chaffee Sch Ser F (AMBAC)	4.00%	7/1/2022	Aa3	95	82,616
CT St Hlth & Edl Facs Auth Rev Norwich Free Academy Ser A (AMBAC)	5.00%	7/1/2034	AA	1,250	1,180,788
CT St Hlth & Edl Facs Auth Rev Quinnipiac Univ Ser H (AMBAC)	5.00%	7/1/2036	AA	3,040	2,819,843
CT St Hlth & Edl Facs Auth Rev Quinnipiac Univ Ser I (MBIA)	5.00%	7/1/2026	AA	3,000	2,801,430
CT St Hlth & Edl Facs Auth Rev Quinnipiac Univ Ser I (MBIA)	5.00%	7/1/2027	AA	1,000	928,450
CT St Hlth & Edl Facs Auth Rev Renbrook Sch Ser A (AMBAC)	5.00%	7/1/2030	AA	465	441,899
CT St Hlth & Edl Facs Auth Rev Renbrook Sch Ser A (AMBAC)	5.00%	7/1/2037	AA	700	659,302
CT St Hlth & Edl Facs Auth Rev Sacrd Hrt Ser C	6.50%	7/1/2016	BBB	230	230,290

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
CT St Hlth & Edl Facs Auth Rev Trinity College Ser H (MBIA)	4.75%	7/1/2023	AA	$1,030	$952,719
CT St Hlth & Edl Facs Auth Rev Trinity College Ser J (MBIA)	4.25%	7/1/2031	AA	1,000	798,870
CT St Hlth & Edl Facs Auth Rev Univ CT Fndtn Ser A	5.375%	7/1/2029	AA-	215	215,626
CT St Hlth & Edl Facs Auth Rev Univ Hartford Ser E (RADIAN)	5.25%	7/1/2032	A3	2,900	2,465,058
Univ CT Ser A	5.00%	4/1/2018	AA	1,580	1,647,719
Total					33,378,523
General Obligation 18.43%
Bridgeport CT Ser C (FGIC)	4.75%	8/15/2021	A-	1,000	941,980
CT St Ser A	5.00%	4/15/2028	AA	2,555	2,486,628
CT St Ser B	4.75%	5/1/2022	AA	2,000	1,920,440
CT St Ser B	4.75%	5/1/2023	AA	2,000	1,881,340
CT St Ser B	4.75%	5/1/2024	AA	2,000	1,867,720
CT St Ser B	5.00%	5/1/2025	AA	2,500	2,463,900
Hartford CT Ser A (AMBAC)	5.00%	8/15/2024	AA	1,470	1,432,206
Hartford CT Ser A (AMBAC)	5.00%	8/15/2026	AA	1,000	966,680
Montville CT	6.70%	6/15/2009	Aa3	550	566,489
Montville CT	6.70%	6/15/2010	Aa3	575	611,254
New Haven CT (AMBAC)	5.00%	11/1/2020	AA	2,000	2,029,120
New Haven CT Ser A (AG)	4.75%	3/1/2028	AAA	1,145	1,030,546
New Haven CT Unrefunded Bal Ser B (FGIC)	5.00%	11/1/2019	A-	560	569,005
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	2,500	1,891,825
Puerto Rico Comwlth Pub Impt Bal Pub Impt	Zero Coupon	7/1/2018	BBB-	2,035	1,154,842
Puerto Rico Comwlth Ser A	5.375%	7/1/2033	BBB-	1,000	888,700
Puerto Rico Comwlth Unrefunded Bal Pub Impt (FSA)	5.125%	7/1/2030	AAA	945	890,011
Redding CT	6.60%	4/15/2010	Aaa	100	106,285
Total					23,698,971
Healthcare 11.59%
CT St Dev Auth Hlth Facs Rev Alzheimers Res Ctr CT Inc Pj	5.50%	8/15/2027	NR	1,380	1,101,254
CT St Dev Auth Rev Duncaster Inc Pj (RADIAN)	5.125%	8/1/2022	BBB+	235	211,862

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
CT St Hlth & Edl Facs Auth Rev Bridgeport Hosp Ser A (MBIA)	6.625%	7/1/2018	AA	$1,250	$1,253,312
CT St Hlth & Edl Facs Auth Rev Bristol Hosp Ser B (RADIAN)	5.50%	7/1/2021	BBB+	1,000	935,130
CT St Hlth & Edl Facs Auth Rev Catholic Hlth East Ser F (MBIA)	5.625%	11/15/2020	AA	325	332,979
CT St Hlth & Edl Facs Auth Rev Child Care Pg Ser C (AMBAC)	5.625%	7/1/2029	AA	970	963,453
CT St Hlth & Edl Facs Auth Rev Child Care Pg Ser F (AG)	5.00%	7/1/2031	AAA	1,750	1,637,457
CT St Hlth & Edl Facs Auth Rev CT College Ser E (MBIA)	5.00%	7/1/2032	AA	1,050	992,743
CT St Hlth & Edl Facs Auth Rev Hosp for Spl Care Ser C (RADIAN)	5.25%	7/1/2037	A3	1,345	1,103,411
CT St Hlth & Edl Facs Auth Rev Waterbury Hosp Issue Ser C (RADIAN)	5.75%	7/1/2029	BBB+	650	618,956
CT St Hlth & Edl Facs Auth Rev William W Backus Hosp Ser G (FSA)	5.00%	7/1/2035	AAA	1,000	927,190
CT St Hlth & Edl Facs Auth Rev Yale New Haven Hosp Ser J-1 (AMBAC)	5.00%	7/1/2024	AA	1,715	1,640,072
CT St Hlth & Edl Facs Auth Rev Yale New Haven Hosp Ser J-1 (AMBAC)	5.00%	7/1/2031	AA	3,500	3,183,355
Total					14,901,174
Housing 1.01%
CT St Hsg Fin Auth Hsg Mtg Fin Ser F AMT (AMBAC)	4.90%	11/15/2035	AAA	1,000	811,300
CT St Hsg Fin Auth Spl Oblig Grp Home Mtg (AMBAC)	5.85%	6/15/2030	AA	500	484,435
Total					1,295,735
Industrial 3.29%
CT St Dev Auth Govt Lease Rev (MBIA)	6.60%	6/15/2014	AA	500	500,925
New Haven CT Solid Wst Auth	5.375%	6/1/2028	A	1,500	1,379,340
Sprague CT Envr Impt Intl Paper Co Pj Ser A AMT	5.70%	10/1/2021	BBB	900	767,448
Virgin Islands Pub Fin Auth Refinery Facs Rev Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	2,000	1,579,880
Total					4,227,593

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease 1.41%
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	6.25%	10/1/2024	NR	$1,000	$914,150
Puerto Rico Pub Impt Bldgs Unrefunded Bal Govt Facs Ser D	5.25%	7/1/2036	BBB-	1,000	897,890
Total					1,812,040
Power 6.71%
CT St Dev Auth Lt & Pwr B	5.95%	9/1/2028	Baa1	2,550	2,299,845
CT St Dev Auth Solid Wst Disp Facs Rev PSEG Pwr LLC Pj Ser A AMT	5.75%	11/1/2037	Baa1	1,500	1,253,430
CT St Muni Elec Enrg Co Op Pwr Supply Sys Rev Ser A (AMBAC)	5.00%	1/1/2022	Aa3	1,650	1,630,992
Puerto Rico Elec Pwr Auth Ser TT	5.00%	7/1/2037	A3	1,500	1,299,000
Puerto Rico Elec Pwr Auth Ser WW	5.00%	7/1/2028	A3	1,500	1,325,610
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2031	BBB-	1,000	827,120
Total					8,635,997
Pre-Refunded 19.15%
Bridgeport CT Ser C (FGIC)	5.00%	8/15/2020	A-	500	527,535
CT St Hlth & Edl Facs Auth Rev CT St Univ Sys Ser E (FGIC)	5.00%	11/1/2033	AA	750	801,210
CT St Hlth & Edl Facs Auth Rev Fairfield Univ Ser I (MBIA)	5.25%	7/1/2019	AA	600	618,864
CT St Hlth & Edl Facs Auth Rev Fairfield Univ Ser I (MBIA)	5.50%	7/1/2029	AA	1,235	1,276,101
CT St Hlth & Edl Facs Auth Rev Loomis Chaffee Sch Ser D	5.25%	7/1/2031	NR	2,750	2,942,335
CT St Hlth & Edl Facs Auth Rev Miss Porters Sch Ser A	5.75%	7/1/2029	A1	3,200	3,312,352
CT St Ser A	5.625%	4/15/2020	Aa3	1,000	1,051,370
CT St Ser B	5.60%	6/15/2020	Aa3	250	261,445
New Haven CT EM Ser C (MBIA)	5.00%	11/1/2021	AA	10	10,115
New Haven CT Ser A (AMBAC)	5.00%	11/1/2021	AA	30	30,186
New Haven CT Unrefunded Bal Ser A (AMBAC)	5.00%	11/1/2021	AA	970	1,039,015
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser D	5.25%	7/1/2038	AAA	1,000	1,064,480
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D (FSA)	5.00%	7/1/2032	AAA	410	436,572

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Puerto Rico Elec Pwr Auth Pwr Rev Ser II (FSA)	5.125%	7/1/2026	AAA	$1,925	$2,075,323
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN (MBIA)	5.00%	7/1/2032	AAA	1,500	1,607,655
Puerto Rico Elec Pwr Auth Rev Ser II	5.25%	7/1/2031	A3	1,000	1,080,630
Puerto Rico Pub Fin Corp Approp E	5.50%	8/1/2029	Aaa	750	797,422
South Central CT Regl Wtr Auth Wtr Sys Rev 16th Ser (AMBAC)	5.375%	8/1/2025	AA	1,000	1,058,910
Univ CT Rev Student Fee Ser A	6.00%	11/15/2021	AA-	390	421,321
Univ CT Rev Student Fee Ser A (FGIC)	5.75%	11/15/2020	Aa3	205	220,414
Univ CT Rev Student Fee Ser A (FGIC)	6.00%	11/15/2025	Aa3	500	540,155
Univ CT Ser A (FGIC)	5.625%	3/1/2020	AA	1,000	1,053,120
Waterbury CT Ser A (FSA)	5.125%	4/1/2022	AAA	2,250	2,402,100
Total					24,628,630
Resource Recovery 0.92%
Naugatuck CT Incineration Facs Pj Ser A AMT COP (AMBAC)	5.00%	6/15/2022	Aa3	250	225,430
Stamford CT Wtr Pollutn Ctrl Sys & Fac Rev Ser A	5.00%	11/15/2032	AA+	1,000	964,640
Total					1,190,070
Sales Tax 0.68%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	872,270
Special Tax 2.70%
CT St Spl Tax Oblig Transn Infrastr Ser A (AMBAC)	5.00%	8/1/2023	AA	1,500	1,472,190
Georgetown Spl Taxing Dist CT Ser A	5.125%	10/1/2036	NR	1,000	700,820
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (FGIC)	5.00%	10/1/2025	BBB+	1,500	1,295,535
Total					3,468,545
Tobacco 0.43%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	635	553,364
Transportation 0.41%
Puerto Rico Comwlth Hwy & Transn Rev Unrefunded Bal Ser D (FSA)	5.00%	7/1/2032	AAA	590	533,224

See Notes to Financial Statements.

Schedule of Investments (concluded)

CONNECTICUT TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer 8.97%
CT St Dev Auth Wtr Fac Rev Aquarion Wtr Co of CT Pj AMT (XLCA)	4.70%	7/1/2036	BBB-	$2,000	$1,470,900
CT St Dev Auth Wtr Fac Rev Aquarion Wtr Co of CT Pj AMT (XLCA)	5.00%	7/1/2038	NR	3,700	2,945,755
CT St Dev Auth Wtr Fac Rev Bridgeport AMT TCRS (AMBAC)	6.15%	4/1/2035	AAA	500	507,060
CT St Dev Auth Wtr Fac Rev CT Wtr Pj Ser A AMT (FGIC)	5.00%	10/1/2040	A	500	393,620
CT St Revolving Fd Ser A	5.00%	7/1/2021	AAA	1,350	1,365,458
CT St Revolving Fd Ser A	5.00%	7/1/2022	AAA	2,000	2,006,220
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	1,000	964,990
South Central CT Regl Wtr Auth Wtr Sys Rev 22nd Ser (FSA)	5.00%	8/1/2038	AAA	2,000	1,879,120
Total					11,533,123
Total Municipal Bonds (cost $141,402,596)					130,729,259
				Shares (000)
SHORT-TERM INVESTMENT 0.86%
Money Market Mutual Fund
Dreyfus CT Municipal Cash Management (cost $1,098,696)				1,099	1,098,696
Total Investments in Securities 102.52% (cost $142,501,292)					131,827,955
Liabilities in Excess of Cash and Other Assets(f) (2.52%)					(3,238,545)
Net Assets 100.00%					$128,589,410
Open Futures Contracts at September 30, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2008	173	Short	$(20,270,734)	$(42,188)

See Notes to Financial Statements.

Schedule of Investments

HAWAII TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 100.50%
Education 5.42%
HI St Dept Bdgt & Fin Spl Purp Rev Chaminade Univ Honolulu (RADIAN)	4.75%	1/1/2036	BBB+	$1,000	$825,550
HI St Dept Bdgt & Fin Spl Purp Rev Chaminade Univ Honolulu (RADIAN)	5.00%	1/1/2026	BBB+	100	89,701
HI St Dept Bdgt & Fin Spl Purp Rev Mid Pacific Institute (RADIAN)	4.625%	1/1/2036	BBB+	500	392,090
HI St Dept Bdgt & Fin Spl Purp Rev Mid Pacific Institute (RADIAN)	5.00%	1/1/2026	BBB+	1,000	874,670
HI St Hsg Fin & Dev Corp Rev Univ of HI Faculty Hsg Pj (AMBAC)	5.65%	10/1/2016	AA	845	846,369
HI St Hsg Fin & Dev Corp Rev Univ of HI Faculty Hsg Pj (AMBAC)	5.70%	10/1/2025	AA	380	380,634
Univ of HI Ser A (MBIA)	4.125%	10/1/2026	AA	1,670	1,368,899
Univ of HI Ser A (MBIA) (FSA)	5.00%	7/15/2024	AAA	1,500	1,467,855
Total					6,245,768
General Obligation 30.75%
HI Cnty HI Ser A (FGIC)	5.60%	5/1/2013	A+	1,780	1,937,583
HI Cnty HI Ser A (FSA)	5.00%	7/15/2023	AAA	1,000	983,520
HI Cnty HI Ser A (MBIA)	5.00%	7/15/2024	AA	1,000	978,570
HI Cnty HI Ser A (MBIA)	5.25%	7/15/2023	AA	595	597,600
HI St Ser BZ	6.00%	10/1/2010	AA	500	531,730
HI St Ser BZ	6.00%	10/1/2012	AA	500	550,725
HI St Ser CA (FGIC)	8.00%	1/1/2013	AA	2,000	2,343,340
HI St Ser CZ (FSA)	5.25%	7/1/2018	AAA	1,000	1,038,420
HI St Ser DE (MBIA)	5.00%	10/1/2012	AA	2,000	2,123,180
HI St Ser DE (MBIA)	5.00%	10/1/2024	AA	1,000	983,780
HI St Ser DG (AMBAC)	5.00%	7/1/2016	AA	1,000	1,061,580
HI St Ser DI (FSA)	5.00%	3/1/2020	AAA	1,000	1,013,550
HI St Ser DK	5.00%	5/1/2026	AA	2,500	2,434,325
HI St Ser DK	5.00%	5/1/2027	AA	2,500	2,417,675
Honolulu HI City & Cnty Ser A (FSA)	5.00%	7/1/2021	AAA	1,070	1,072,921
Honolulu HI City & Cnty Ser A (FSA)	5.00%	7/1/2022	AAA	1,525	1,512,922
Honolulu HI City & Cnty Ser A (FSA)	5.00%	7/1/2028	AAA	3,295	3,116,609
Honolulu HI City & Cnty Ser B (MBIA)	5.00%	7/1/2018	AA	1,000	1,032,850
Honolulu HI City & Cnty Ser D (MBIA)	5.00%	7/1/2023	AA	2,000	1,967,080
Kauai Cnty HI Ser A (FGIC)	5.00%	8/1/2026	A+	250	234,343

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
Kauai Cnty HI Ser A (FGIC)	5.00%	8/1/2028	A+	$1,000	$929,320
Kauai Cnty HI Ser A (FGIC)	5.00%	8/1/2029	A+	1,000	925,300
Kauai Cnty HI Ser A (MBIA)	5.50%	8/1/2021	AA	1,630	1,652,836
Maui Cnty HI (MBIA)	5.00%	3/1/2025	AA	1,000	968,400
Maui Cnty HI Ser A (MBIA)	5.00%	7/1/2023	AA	1,040	1,017,630
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	1,000	756,730
Puerto Rico Comwlth Ser A	5.375%	7/1/2028	BBB-	1,330	1,227,590
Total					35,410,109
Healthcare 3.35%
HI St Dept Bdgt & Fin HI Kahala Nui Pj Ser A	8.00%	11/15/2033	NR	100	103,149
HI St Dept Bdgt & Fin Spl Purp Linked Ctfs	6.40%	7/1/2013	BBB+	1,505	1,624,256
HI St Dept Bdgt & Fin Spl Purp Rev Kahala Nui Pj Ser A	6.75%	11/15/2009	NR	1,000	1,017,320
Kuakini HI Hlth Sys Spl Purp Rev Ser A	6.30%	7/1/2022	BBB-	1,000	966,910
Puerto Rico Indl Tourist Ed & Mutuo Oblig Grp Ser A (MBIA)	6.25%	7/1/2024	AA	150	150,368
Total					3,862,003
Housing 1.56%
HI St Hsg Fin & Dev Corp Sing Fam Mtg Purp Rev Ser B (FNMA)	5.30%	7/1/2028	AAA	850	792,948
HI St Hsg Fin & Dev Corp Sing Fam Mtg Purp Rev Ser B (FNMA)	5.45%	7/1/2017	AAA	1,005	1,008,367
Total					1,801,315
Industrial 2.12%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	765	666,652
Virgin Islands Pub Fin Auth Refinery Facs Rev Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	2,250	1,777,365
Total					2,444,017
Lease 1.61%
HI St Dept Hawaiian Home Kapolei Office Fac Ser A COP (FSA)	5.00%	11/1/2031	Aaa	1,000	942,510
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	6.25%	10/1/2024	NR	1,000	914,150
Total					1,856,660

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Miscellaneous 0.86%
HI St Cap Dist Kapolei St Office Ser A COP (AMBAC)	5.00%	5/1/2018	AA	$475	$479,987
HI St Cap Dist St Office COP (MBIA)	5.50%	5/1/2020	AA	500	505,310
Total					985,297
Power 4.06%
HI St Dept Bdgt & Fin Spl Purp Rev Elec Co & Subsidiaries Ser A AMT (FGIC)	4.80%	1/1/2025	Baa1	1,000	842,770
HI St Dept Bdgt & Fin Spl Purp Rev Hawaiian Elec Co Ser A AMT (FGIC)	4.65%	3/1/2037	Baa1	1,000	769,130
HI St Dept Bdgt & Fin Spl Purp Rev Hawaiian Elec Co Ser B AMT (FGIC)	4.60%	5/1/2026	Baa1	1,500	1,213,590
Puerto Rico Elec Pwr Auth Ser WW	5.00%	7/1/2028	A3	1,000	883,740
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2027	BBB-	555	468,670
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2031	BBB-	600	496,272
Total					4,674,172
Pre-Refunded 22.99%
HI Cnty HI Ser A (FGIC)	5.50%	7/15/2017	A+	1,045	1,113,343
HI St Dept Bdgt & Fin Spl Purp Rev Kaiser Permanente Ser A	5.15%	3/1/2015	AAA	1,250	1,272,937
HI St Hwy Rev (FSA)	5.50%	7/1/2020	AAA	1,100	1,155,165
Hi St Second Ser CR (FSA)	6.90%	7/1/2012	AA	820	869,610
HI St Ser CT (FSA)	5.875%	9/1/2019	AAA	1,175	1,224,691
HI St Ser CU (MBIA)	5.25%	10/1/2020	AA	1,700	1,787,346
Honolulu HI City & Cnty Bd Wtr Supply Wtr Sys Rev (FSA)	5.25%	7/1/2031	AAA	100	106,206
Honolulu HI City & Cnty Ser A (FSA)	5.125%	9/1/2021	AAA	600	633,900
Honolulu HI City & Cnty Wtr ETM TCRS (FGIC)	6.00%	12/1/2015	Aaa	1,000	1,138,080
Kauai Cnty HI (FGIC)	6.125%	8/1/2024	A+	580	616,882
Kauai Cnty HI Ser A (MBIA)	5.50%	8/1/2021	AA	865	926,086
Maui Cnty HI Ser A (FGIC)	6.10%	3/1/2020	AA	500	530,195
Maui Cnty HI Ser A (MBIA)	5.00%	3/1/2022	AA	750	796,523
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser Y	5.50%	7/1/2036	Aaa	1,000	1,104,590
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser Y (IBC) (MBIA)	5.50%	7/1/2036	AA	250	275,270

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser D	5.25%	7/1/2038	AAA	$1,000	$1,064,480
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.75%	7/1/2041	AAA	3,000	3,245,730
Puerto Rico Comwlth Infrastr Fin Auth Spl Ser A	5.375%	10/1/2024	AAA	300	304,926
Puerto Rico Comwlth Infrastr Fin Auth Spl Ser A	5.50%	10/1/2032	AAA	200	202,582
Puerto Rico Comwlth Pub Impt	5.00%	7/1/2027	AAA	500	532,405
Puerto Rico Comwlth Pub Impt Ser A	5.375%	7/1/2028	AAA	670	713,778
Puerto Rico Elec Pwr Auth Pwr Rev Ser II (FSA)	5.125%	7/1/2026	AAA	1,330	1,433,860
Puerto Rico Pub Impt Bldgs Govt Facs Ser D	5.25%	7/1/2036	BBB-	1,465	1,551,523
Univ HI Univ Sys Rev (FGIC)	5.125%	7/15/2032	Aa3	1,100	1,174,833
Univ HI Univ Sys Rev Ser A (FGIC)	5.50%	7/15/2029	Aa3	2,500	2,703,225
Total					26,478,166
Sales Tax 1.84%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	872,270
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (FGIC)	4.25%	10/1/2029	BBB+	500	377,020
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts (FGIC)	5.00%	10/1/2025	BBB+	1,000	863,690
Total					2,112,980
Special Tax 1.94%
Puerto Rico Comwlth Infrastr Fin Auth Spl Ser B	5.00%	7/1/2046	BBB+	1,000	830,660
Puerto Rico Comwlth Infrastr Fin Auth Spl Ser C (AMBAC)	5.50%	7/1/2028	AA	1,500	1,399,545
Total					2,230,205
Transportation 9.40%
HI St Dept Trans Spl Fac Rev Continental Airlines Inc AMT	7.00%	6/1/2020	B	950	843,781
HI St Hbr Sys Rev Ser A AMT (FSA)	5.00%	1/1/2031	AAA	3,500	2,962,715
HI St Hbr Sys Rev Ser A AMT (FSA)	5.25%	1/1/2027	AAA	1,450	1,292,573
HI St Hwy Rev Ser A (FSA)	5.00%	7/1/2023	AAA	2,000	1,977,240

See Notes to Financial Statements.

Schedule of Investments (concluded)

HAWAII TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Transportation (continued)
Puerto Rico Comwlth Hwy & Trans Auth Rev (FSA) (AG)	5.50%	7/1/2025	AAA	$2,000	$1,948,600
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser CC (FSA)	5.25%	7/1/2033	AAA	1,000	940,610
Puerto Rico Comwlth Hwy & Transn Auth Rev St Infrastr Bk	5.00%	7/1/2022	BBB	20	18,003
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser M	5.00%	7/1/2046	BBB+	1,000	842,660
Total					10,826,182
Water/Sewer 14.60%
Honolulu HI City & Cnty Bd Wtr Supply Wtr Sys Rev Ser B AMT (MBIA)	5.25%	7/1/2021	AA	1,335	1,203,049
Honolulu HI City & Cnty Ser 2851 (FSA)(b)	5.00%	7/1/2032	NR	10,000	9,148,200
Honolulu HI City & Cnty Wst Sr Ser A (FGIC)	5.00%	7/1/2024	AA-	2,785	2,696,325
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A (AG)	5.00%	7/1/2028	AAA	1,000	934,390
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A (AG)	5.125%	7/1/2047	AAA	1,000	909,020
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A	6.00%	7/1/2038	BBB-	1,000	964,990
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A	6.00%	7/1/2044	BBB-	1,000	962,940
Total					16,818,914
Total Investments in Municipal Bonds 100.50% (cost $122,342,559)					115,745,788
Liabilities in Excess of Cash and Other Assets(f) (0.50%)					(579,113)
Net Assets 100.00%					$115,166,675
Open Futures Contracts at September 30, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2008	89	Short	$(10,428,297)	$(21,590)

See Notes to Financial Statements.

Schedule of Investments

MISSOURI TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 96.12%
Education 9.01%
Curators Univ MO Sys Facs Rev Ser A	5.00%	11/1/2023	AA	$2,000	$1,944,220
Lincoln Univ MO Auxiliary Sys (AG)	5.00%	6/1/2027	AAA	500	474,280
Lincoln Univ MO Auxiliary Sys (AG)	5.125%	6/1/2037	AAA	1,250	1,174,112
MO St Hlth & Edl Facs Auth Rev Washington Univ	5.00%	2/15/2033	AAA	3,000	2,865,630
MO St Hlth & Edl Facs Auth Rev Washington Univ Ser A	5.00%	2/15/2022	AAA	600	602,562
MO St Hlth & Edl Facs Auth Rev Washington Univ Ser B	5.00%	3/1/2030	AAA	1,800	1,731,276
MO St Hlth & Edl Facs Auth Rev Webster Univ (MBIA)	5.25%	4/1/2021	A2	2,000	2,006,480
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.25%	6/15/2025	NR	575	472,570
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.35%	6/15/2032	NR	1,000	775,300
Univ MO Univ Rev Sys Facs Ser B (IBC) (MBIA)	5.00%	11/1/2027	AA	1,500	1,448,070
Total					13,494,500
General Obligation 5.66%
Jackson Cnty MO Reorg Sch Dist No 7 Lee's Summit Sch Bldg (MBIA)	5.25%	3/1/2022	Aa2	1,000	1,004,210
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	2,500	1,864,625
Puerto Rico Comwlth Pub Impt Ser A (IBC) (MBIA)	5.50%	7/1/2029	AA	1,000	936,750
St. Louis Cnty MO Pkwy Sch Ser A	5.00%	3/1/2024	AA+	3,320	3,316,315
St. Louis Cnty MO Sch Dist No R-8 Lindbergh (MBIA)	Zero Coupon	3/1/2018	AAA	2,080	1,349,546
Total					8,471,446
Healthcare 13.89%
Boone Cnty MO Hosp Ctr	5.75%	8/1/2028	A3	1,500	1,433,295
Cape Girardeau Cnty MO Indl Dev Auth Hlthcare Facs Rev Unrefunded Bal Southeast MO Hosp	5.75%	6/1/2032	BBB+(c)	260	226,977
Cass Cnty MO Hosp Rev	5.625%	5/1/2038	BBB-(c)	1,500	1,260,000
Hannibal MO Indl Dev Auth Hlth Facs Rev	5.00%	3/1/2022	BBB+	835	763,090

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
Joplin MO Indl Dev Auth Hlth Facs Rev Freeman Hlth Pj	5.75%	2/15/2035	BBB+	$2,500	$2,218,900
MO St Hlth & Edl Facs Auth BJC Hlth Sys	5.25%	5/15/2032	AA	5,000	4,484,200
MO St Hlth & Edl Facs Auth MO SSM Hlthcare Ser A	5.00%	6/1/2028	AA-	2,000	1,794,440
MO St Hlth & Edl Facs Auth MO St. Lukes Hlth Ser 2005A (FSA)	5.50%	11/15/2028	AAA	1,850	1,808,079
MO St Hlth & Edl Facs Auth Rev Sr Living Facs Lutheran Ser A	5.375%	2/1/2035	A-(c)	3,680	3,096,131
MO St Hlth & Edl Facs Auth Rev Unrefunded Bal SSM Hlth B (AMBAC)	5.25%	6/1/2021	AA	1,705	1,709,927
St. Genevieve Cnty MO Hosp Rev Ser B	5.00%	3/1/2032	NR	1,510	1,140,745
St. Louis Cnty MO Indl Dev Auth Sr Living Facs Rev St. Andrews Resh For Srs Ser A	6.375%	12/1/2041	NR	1,000	854,380
Total					20,790,164
Housing 3.38%
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownrship Ln Pg A-1 AMT (GNMA/FNMA)	5.90%	9/1/2035	AAA	660	664,303
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownrship Ln Pg B AMT (GNMA/FNMA)	4.70%	9/1/2026	AAA	1,860	1,544,339
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Mtg Rev AMT (GNMA/FNMA)	5.375%	9/1/2022	AAA	535	529,811
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Ser E-1 AMT (GNMA/FNMA)	Zero Coupon	3/1/2029	AAA	500	152,775
MO St Hsg Dev Commn Rev Multi Fam Hsg Ashley Pk 2 AMT (FHA)	4.875%	7/1/2037	AA	1,500	1,197,150
MO St Hsg Dev Commn Rev Multi Fam Hsg Meadow Ridge 1 AMT (FHA)	4.875%	7/1/2030	AA	530	421,986
MO St Hsg Dev Commn Rev Multi Fam Hsg Met Vlg 5 AMT (FHA)	4.75%	7/1/2021	AA	615	542,239
Total					5,052,603

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial 2.45%
MO St Dev Fin Bd Solid Wst Disp Rev Procter & Gamble Paper Pj AMT	5.20%	3/15/2029	AA-	$1,150	$1,027,100
MO St Envr Impt & Enrg Res Auth MO KC Pwr & Lt Co Pj	4.90%	5/1/2038	A3	1,500	1,452,405
Virgin Islands Pub Fin Auth Refinery Facs Rev Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	1,500	1,184,910
Total					3,664,415
Lease 12.01%
Cape Girardeau Cnty MO Bldg Corp Reorg Sch Dist R-02 Leasehold Jackson R-II HS (MBIA)	5.25%	3/1/2026	AA	1,000	983,160
Grandview MO COP (FGIC)	5.00%	1/1/2027	A3	1,700	1,495,813
Jackson Cnty MO Pub Bldg Corp Leasehold Rev Cap Impts Pj	5.00%	12/1/2029	Aa3	1,500	1,406,610
Jackson Cnty MO Pub Bldg Corp Leasehold Rev Cap Impts Pj Ser A (MBIA)	5.00%	12/1/2018	Aa3	1,385	1,418,462
Jackson Cnty MO Pub Bldg Corp Leasehold Rev Cap Impts Pj Ser B	5.00%	12/1/2031	Aa3	1,000	929,980
Jackson Cnty MO Spl Oblig Harry S. Truman Sports Complex (AMBAC)	5.00%	12/1/2021	AA	2,000	1,969,560
Kansas City MO Spl Fac Rev MCI Overhaul Base Pj Ser G AMT	4.50%	9/1/2026	AA-	585	447,911
MO Dev Fin Bd Cultural Facs Nelson Gallery Fndtn Ser A (MBIA)	5.00%	12/1/2030	AA	3,300	3,146,748
MO St Dev Fin Bd Infrastr Facs Rev Branson Landing Pj Ser A	5.00%	6/1/2035	BBB+	1,220	948,587
Puerto Rico Pub Impt Bldgs Govt Facs I GTD	5.25%	7/1/2033	BBB-	2,465	2,199,248
Puerto Rico Pub Impt Bldgs Govt Facs Ser C GTD	5.75%	7/1/2018	BBB-	1,000	1,011,050
Springfield MO Spl Oblig Heers Garage Pj Ser B	4.50%	11/1/2027	A1	500	416,665
St. Louis MO Muni Fin Corp Police Cap Impts Sales Tax (FSA)	5.00%	2/15/2023	AAA	1,675	1,605,571
Total					17,979,365

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Miscellaneous 10.92%
Kansas City MO East Vlg Pj Ser B (AG)	5.00%	4/15/2024	AAA	$1,000	$952,310
Kansas City MO East Vlg Pj Ser B (AG)	5.00%	4/15/2025	AAA	1,860	1,761,885
Kansas City MO Muni Assistance Corp Rev Ser A	5.125%	3/1/2019	A2	1,100	1,113,849
MO Dev Fin Bd Cultural Facs Rev Ser B	5.00%	6/1/2037	AAA	2,000	1,864,600
MO St Bd of Pub Bldgs Ser A	5.00%	10/15/2027	AA+	7,500	7,267,125
MO St Dev Fin Bd Infrastr Facs Crackerneck Creek Pj Ser C	5.00%	3/1/2028	A+	1,000	878,890
MO St Dev Fin Bd Midwest Resh Instl Pj	4.50%	11/1/2027	Baa2	1,000	678,140
MO St Dev Fin Bd Midwest Resh Instl Pj	5.00%	11/1/2022	Baa2	1,000	805,750
St. Louis MO Indl Dev Auth Rev Convtn Ctr Hotel (AMBAC)	Zero Coupon	7/15/2020	AA	2,000	1,017,300
Total					16,339,849
Power 8.33%
MO Jt Muni Elec Util Cmnty Pwr Iatan 2 Pj Ser A (AMBAC)	5.00%	1/1/2034	Aa3	1,000	843,800
MO Jt Muni Elec Util Cmnty Pwr Pj Rev Plum Point Pj (MBIA)	5.00%	1/1/2034	AA	5,000	4,050,500
MO Jt Muni Elec Util Cmnty Pwr Pj Rev Ser A (AMBAC)	5.00%	1/1/2023	Aa3	3,000	2,673,750
MO St Envr Impt & Enrg Res Auth Rev Union Elec Co Pj	5.45%	10/1/2028	Baa1	2,475	2,093,008
Puerto Rico Elec Pwr Auth Pwr Rev Ser RR (XLCA)	5.00%	7/1/2025	A3	1,000	875,160
Puerto Rico Elec Pwr Auth Ser WW	5.00%	7/1/2028	A3	1,500	1,325,610
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2031	BBB-	730	603,798
Total					12,465,626
Pre-Refunded 9.70%
Boone Cnty MO Reorg Sch Dist No R-6	6.00%	3/1/2020	AA+	500	521,475
Bowling Green MO Sch Dist R-I Bldg Corp Leasehold Rev (MBIA)	5.85%	3/1/2020	A2	1,000	1,046,570
Cape Girardeau Cnty MO Indl Dev Hlthcare Southeast MO Hosp	5.75%	6/1/2032	NR	1,340	1,448,915
Franklin Cnty MO Reorg Sch Dist No R-XV MO Direct Deposit Pg	6.00%	3/1/2020	AA+	390	406,750

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Gladstone MO Ser A COP (AMBAC)	5.35%	6/15/2016	Aa3	$1,095	$1,148,075
MO St Bonne Terre Prison Pj Ser A COP (AMBAC)	5.15%	6/1/2018	AA	1,015	1,034,173
MO St Dev Fin Bd Infrastr Facs Rev Hartman Heritage Ctr Pj Ser A (AMBAC)	5.875%	4/1/2020	Aa3	1,000	1,017,720
MO St Hlth & Edl Facs Auth Washington Univ Ser A	6.00%	3/1/2030	Aaa	850	899,546
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.75%	7/1/2041	AAA	1,000	1,081,910
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN	5.125%	7/1/2029	AAA	1,185	1,276,494
Puerto Rico Pub Impt Bldgs Auth Rev Govt Facs I GTD	5.25%	7/1/2033	Baa3	35	37,335
St. Louis Cnty MO Pattonville No R-3 Sch Dist MO Direct Deposit Pg (FGIC)	6.00%	3/1/2019	AA-	845	894,255
St. Louis MO Arpt Rev Arpt Dev Pg Ser A (MBIA)	5.25%	7/1/2031	AAA	2,000	2,121,400
St. Louis MO Muni Fin Corp Leasehold Rev Carnahan Courthouse Ser A (FGIC)	5.125%	2/15/2027	NR	1,500	1,590,420
Total					14,525,038
Resource Recovery 1.03%
MO St Envr Impt & Enrg Unrefunded Bal St Revolving B	7.20%	7/1/2016	Aaa	1,085	1,088,201
MO St Envr Impt & Enrg Unrefunded Bal St Revolving D	5.625%	7/1/2016	Aaa	220	220,460
MO St Envr Impt & Enrg Unrefunded Bal St Revolving E	5.90%	1/1/2019	Aaa	240	240,540
Total					1,549,201
Sales Tax 2.84%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	800	697,816
St. Louis MO Muni Fin Corp Rec Sales Tax Leasehold Rev (AMBAC)	5.00%	2/15/2037	AA	4,000	3,551,000
Total					4,248,816

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Tax 3.41%
Branson Hills Infrastr Facs Cmnty Impt Dist MO Spl Ser A	5.50%	4/1/2027	NR	$1,375	$1,123,567
Howard Bend MO Levee Dist Impt	4.40%	3/1/2026	BBB	1,000	792,440
Kansas City MO Tax Inc Fing Comm Tax Inc Rev Kansas City MO Maincor Pj Ser A	5.25%	3/1/2018	NR	500	462,450
Osage Beach MO Tax Inc Prewitts Pt Pj	5.00%	5/1/2023	NR	1,000	840,010
Riverside Quindaro Bend Levee Dist MO lmpt Rev L 385 Pj (RADIAN)	5.00%	3/1/2017	BBB+	795	795,509
Stone Canyon Cmnty Impt Dist MO Rev Pub Infrastr Impt Pj	5.75%	4/1/2027	NR	1,300	1,085,734
Total					5,099,710
Tobacco 0.64%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	1,100	958,584
Transportation 3.90%
Bi St Dev Agy MO Met Dist Rev Metrolink Cross Cnty Pj B (FSA)	5.00%	10/1/2032	AAA	3,500	3,077,830
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser CC (FSA)	5.25%	7/1/2033	AAA	1,000	940,610
St. Louis MO Ref Lambert Intl Arpt Ser A (FSA)	5.00%	7/1/2025	AAA	2,000	1,814,840
Total					5,833,280
Water/Sewer 8.95%
Metro St. Louis MO Swr Dist Wst Wtr Sys Rev Ser A (MBIA)	5.00%	5/1/2034	AA	4,250	3,928,827
MO St Env Impt & Enrg Res Auth Wtr Fac American Wtr Co Pj AMT (AMBAC)	4.60%	12/1/2036	AA	1,000	775,060
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A (AG)	5.00%	7/1/2028	AAA	1,250	1,167,988
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A (AG)	5.125%	7/1/2047	AAA	1,000	909,020
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2044	BBB-	1,000	962,940
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	1,550	1,495,735

See Notes to Financial Statements.

Schedule of Investments (concluded)

MISSOURI TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer (continued)
St. Charles Cnty MO Pub Wtr Supply Dist No 2 COP (MBIA)	5.125%	12/1/2027	A2	$3,000	$2,961,960
St. Joseph MO Indl Dev Auth Spl Oblig Rev Sew Sys Impts Pj	5.00%	4/1/2027	A	1,325	1,201,788
Total					13,403,318
Total Investments in Municipal Bonds 96.12% (cost $157,233,652)					143,875,915
Cash and Other Assets in Excess of Liabilities(f) 3.88%					5,808,364
Net Assets 100.00%					$149,684,279
Open Futures Contracts at September 30, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2008	118	Short	$(13,826,281)	$(28,615)

See Notes to Financial Statements.

Schedule of Investments

NEW JERSEY TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 97.51%
Education 19.13%
Higher Ed Student Assist Auth NJ Student Ln Rev Ser A AMT (MBIA)	6.15%	6/1/2019	AA	$465	$442,448
NJ Econ Dev Auth Sch Facs Constr Ser 0	5.25%	3/1/2025	AA-	1,085	1,080,226
NJ Econ Dev Auth Sch Facs Constr Ser P	5.25%	9/1/2024	AA-	1,625	1,621,441
NJ Econ Dev Auth Sch Facs Constr Ser P	5.25%	9/1/2026	AA-	1,000	996,500
NJ St Edl Facs Auth City Univ Ser E (AG)	5.00%	7/1/2028	Aaa	5,000	4,841,100
NJ St Edl Facs Auth College of NJ (FSA)	5.00%	7/1/2028	AAA	3,000	2,729,580
NJ St Edl Facs Auth Kean Univ Ser D (FGIC)	5.00%	7/1/2032	A-	500	456,070
NJ St Edl Facs Auth Kean Univ Ser D (FGIC)	5.00%	7/1/2039	A-	1,000	900,670
NJ St Edl Facs Auth Ref Stevens Inst Technology Ser A	5.00%	7/1/2034	BBB+	1,000	843,160
NJ St Edl Facs Auth Rev Georgian Court Univ Ser D	5.25%	7/1/2037	BBB+	750	661,200
NJ St Edl Facs Auth Rev Richard Stockton College Ser F (MBIA)	5.00%	7/1/2031	A2	2,765	2,601,616
NJ St Edl Facs Auth Rev Rider Univ Ser C (RADIAN)	4.70%	7/1/2027	A3	1,000	832,090
NJ St Edl Facs Auth Rev William Paterson Ser E (XLCA)	5.00%	7/1/2027	A2	2,500	2,291,075
NJ St Edl Facs Auth Rowan Univ Ser B (AG)	5.00%	7/1/2027	AAA	1,725	1,655,931
Total					21,953,107
General Obligation 10.51%
Essex Cnty NJ Impt Auth Pj Rev Cons GTD (AMBAC)	5.25%	12/15/2018	Aa3	2,000	2,098,100
Gloucester Cnty Impt Auth Cnty Ln Cnty Cap Pg GTD	5.00%	4/1/2028	AA+	2,500	2,427,250
Irvington Twp NJ Gen Impt	5.00%	1/1/2021	A1	1,410	1,402,245
Millburn Twp NJ Sch Dist	5.35%	7/15/2018	Aa1	1,050	1,139,838
Millburn Twp NJ Sch Dist	5.35%	7/15/2019	Aa1	250	269,087

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
Montville Twp NJ Fire Dist No 23	5.25%	7/15/2016	A2	$410	$433,518
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	2,500	1,864,625
Pohatcong Twp NJ Sch Dist (FSA)	5.25%	7/15/2026	AAA	1,335	1,385,423
Puerto Rico Comwlth Pub Impt CR (FSA)	4.50%	7/1/2023	AAA	1,000	870,840
Puerto Rico Comwlth Unrefunded Pub Impt Ser A	5.25%	7/1/2030	BBB-	190	166,619
Rahway NJ (FSA)	4.125%	12/15/2026	Aaa	5	4,270
Total					12,061,815
Healthcare 21.70%
Camden Cnty NJ Impt Auth Hlthcare Redev Rev Cooper Hlth Sys Oblig Grp A	5.00%	2/15/2035	BBB	760	589,441
NJ Econ Dev Auth Rev Masonic Charity Fndtn Pj	6.00%	6/1/2025	A-	1,000	1,014,490
NJ Hlthcare Fac Fin Auth AHS Hosp Corp Ser A	5.00%	7/1/2027	A+	2,000	1,778,220
NJ Hlthcare Fac Fin Auth Rev Atlanticare Regl Med Ctr	5.00%	7/1/2037	A+	1,000	831,940
NJ Hlthcare Fac Fin Auth Rev Cap Hlth Sys Oblig Grp Ser A	5.375%	7/1/2033	Baa1	2,000	1,703,020
NJ Hlthcare Fac Fin Auth Rev Hackensack Univ Med Ctr (AG)	5.25%	1/1/2031	Aaa	2,100	2,061,990
NJ Hlthcare Fac Fin Auth Rev Holy Name Hosp	5.00%	7/1/2036	BBB	1,700	1,348,508
NJ Hlthcare Fac Fin Auth Rev Hunterdon Med Ctr Ser A	5.25%	7/1/2025	A-	600	570,054
NJ Hlthcare Fac Fin Auth Rev Robert Wood Johnson Univ Hosp	5.75%	7/1/2031	A2	3,000	3,013,500
NJ Hlthcare Fac Fin Auth Rev Somerset Med Ctr	5.50%	7/1/2033	Ba2	1,130	887,773
NJ Hlthcare Fac Fin Auth Rev South Jersey Hosp	5.00%	7/1/2046	A3	2,000	1,634,100
NJ Hlthcare Fac Fin Auth Rev St. Peters Univ Hosp Oblig	5.25%	7/1/2021	Baa2	1,000	937,130
NJ Hlthcare Fac Fin Auth Rev Trinitas Hosp Oblig Grp Ser A	4.75%	7/1/2024	BBB-	1,000	785,660
NJ Hlthcare Fac Fin Auth Rev Trinitas Hosp Oblig Grp Ser A	5.25%	7/1/2030	BBB-	1,000	778,130

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
NJ Hlthcare Facs Fing Auth Rev Hosp Asset Transformation Pg Ser A	5.00%	10/1/2028	AA-	$5,000	$4,507,300
Puerto Rico Indl Tourist Ed & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2025	Aa1	415	427,641
Puerto Rico Indl Tourist Ed & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2030	Aa1	1,000	1,024,210
Puerto Rico Indl Tourist Ed & Mutuo Oblig Grp Ser A (MBIA)	6.25%	7/1/2024	AA	1,000	1,002,450
Total					24,895,557
Housing 4.88%
Burlington Cnty NJ Bridge Commn Econ Dev Rev The Evergreens Pj	5.625%	1/1/2038	NR	1,000	800,620
NJ Econ Dev Auth Ref Cranes Mill Pj	5.00%	6/1/2015	BBB-(c)	815	774,323
NJ Econ Dev Auth Ret Cmty Rev Seabrook Vlg Inc Fac	5.25%	11/15/2036	NR	1,500	1,141,950
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	500	403,460
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	1,000	754,320
NJ St Hsg & Mtg Fin Agy Rev Sing Fam Hsg Ser T AMT	4.625%	10/1/2027	AA	2,000	1,629,400
Virgin Islands Hsg Fin Auth Sing Fam Rev Ser A AMT (GNMA)	6.50%	3/1/2025	NR	100	100,142
Total					5,604,215
Industrial 7.45%
Bayonne NJ Redev Agy Royal Caribbean Pj Ser A AMT	5.375%	11/1/2035	BB+	750	598,298
NJ Econ Dev Auth Amer Wtr Co Inc Ser B AMT (FGIC)	5.375%	5/1/2032	NR	5,000	4,303,700
NJ Econ Dev Auth Amer Wtr Middlesex Wtr Co Pj AMT (MBIA)	5.35%	2/1/2038	AA	2,500	2,195,950
NJ Econ Dev Auth Kapkowski Rd Landfill Pj	6.50%	4/1/2028	Baa3	675	666,103
Virgin Islands Pub Fin Auth Refinery Facs Rev Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	1,000	789,940
Total					8,553,991

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease 6.76%
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	$1,300	$1,024,933
Morris-Union Jointure Commn NJ COP (RADIAN)	5.00%	5/1/2027	A3	1,000	846,580
NJ Econ Dev Auth Rev Ser U (FSA)	5.00%	9/1/2023	AAA	2,030	2,004,726
NJ Econ Dev Auth Rev Ser U (FSA)	5.00%	9/1/2024	AAA	1,000	983,800
NJ Econ Dev Auth Sch Facs Constr Ser Y	5.00%	9/1/2033	AA-	1,000	927,870
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	873,990
Puerto Rico Pub Impt Bldgs Govt Facs I GTD	5.25%	7/1/2033	BBB-	1,230	1,097,394
Total					7,759,293
Miscellaneous 1.58%
Hudson Cnty NJ Impt Auth Hudson Regl Fire/Rescue Ser A (AMBAC)	5.625%	9/1/2019	Aa3	100	102,855
Monmouth Cnty NJ Impt Auth Rev Unrefunded Bal Govt Ln (MBIA)	6.40%	12/1/2009	AA	195	195,365
NJ Econ Dev Auth Motor Vehicle Surcharge Rev Ser A (MBIA)	5.00%	7/1/2034	AA	100	89,356
NJ Econ Dev Auth Muni Rehab (AMBAC)	5.00%	4/1/2028	AA	1,130	1,052,222
Rahway NJ COP (MBIA)	5.625%	2/15/2020	A2	365	377,636
Total					1,817,434
Power 1.49%
Puerto Rico Elec Pwr Auth Ser WW	5.00%	7/1/2028	A3	1,000	883,740
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2031	BBB-	1,000	827,120
Total					1,710,860
Pre-Refunded 2.68%
Carteret NJ Bd Ed COP (MBIA)	5.75%	1/15/2030	A2	80	84,014
Carteret NJ Bd Ed COP (MBIA)	6.00%	1/15/2024	A2	430	452,923
North Bergen Twp NJ Bd Ed COP (FSA)	6.125%	12/15/2022	Aaa	1,185	1,285,168
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	AAA	310	337,293
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN	5.125%	7/1/2029	AAA	790	850,996

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Puerto Rico Pub Impt Bldgs Auth Rev Govt Facs I GTD	5.25%	7/1/2033	Baa3	$20	$21,334
South Brunswick Twp NJ (FGIC)	5.625%	12/1/2023	AA	45	46,651
Total					3,078,379
Sales Tax 0.76%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	872,270
Special Tax 0.49%
NJ Econ Dev Auth Newark Downtown Dist Mgmt Corp	5.125%	6/15/2037	Baa3	700	559,454
Tobacco 2.33%
Tob Sttlmnt Fin Corp NJ Cap Apprec Asset Bkd 1C	Zero Coupon	6/1/2041	BBB-	25,000	1,413,750
Tob Sttlmnt Fin Corp NJ Ser 1A	4.75%	6/1/2034	BBB	1,000	624,370
Tob Sttlmnt Fin Corp NJ Ser 1A	5.00%	6/1/2041	BBB	1,000	634,770
Total					2,672,890
Transportation 15.17%
Delaware River Port Auth PA & NJ Ref Port Dist Pj Ser B (FSA)	5.20%	1/1/2025	AAA	1,700	1,586,117
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	320	203,302
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	1,000	759,410
NJ St Transn Tr Fd TCRS (AMBAC)	5.25%	12/15/2022	AA	1,500	1,476,300
NJ St Transn Tr Fd Trans Sys Ser A (MBIA)	5.25%	12/15/2021	AA	5,000	4,976,050
Port Auth NY & NJ (FSA)	5.00%	4/15/2032	AAA	2,650	2,540,317
Port Auth NY & NJ Cons 125th Ser (FSA)	5.00%	10/15/2027	AAA	5,000	4,874,100
Port Auth NY & NJ Cons 152nd	5.75%	11/1/2030	AA-	1,000	987,640
Total					17,403,236

See Notes to Financial Statements.

Schedule of Investments (concluded)

NEW JERSEY TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer 2.58%
North Hudson Swr Auth NJ Rev Ser C (MBIA)	5.00%	8/1/2022	A2	$1,025	$1,026,271
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	1,000	964,990
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2044	BBB-	1,000	962,940
Total					2,954,201
Total Municipal Bonds (cost $125,034,862)					111,896,702
				Shares (000)
SHORT-TERM INVESTMENT 0.11%
Money Market Mutual Fund
Dreyfus NJ Municipal Cash Management (cost $124,252)				124	124,252
Total Investments in Securities 97.62% (cost $125,159,114)					112,020,954
Cash and Other Assets in Excess of Liabilities(f) 2.38%					2,731,028
Net Assets 100.00%					$114,751,982
Open Futures Contracts at September 30, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2008	160	Short	$(18,747,500)	$(39,235)

See Notes to Financial Statements.

Schedule of Investments

NEW YORK TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 104.95%
Education 14.16%
Albany NY Indl Dev Agy Civic Fac Rev Albany College Pharmacy Ser A	5.625%	12/1/2034	BBB-	$700	$613,865
Albany NY Indl Dev Agy Civic Fac Rev Albany Law Sch Univ Ser A	5.00%	7/1/2031	BBB	1,000	831,270
Albany NY Indl Dev Agy Civic Fac Rev Brighter Choice Charter Ser A	5.00%	4/1/2027	BBB-(c)	1,000	826,800
Albany NY Indl Dev Agy Civic Fac Rev Brighter Choice Charter Ser A	5.00%	4/1/2037	BBB-(c)	1,000	764,480
Cattaraugus Cnty NY Indl Dev Agy Civic Fac Rev St. Bonaventure Univ	5.00%	5/1/2023	BBB-	500	446,915
Cattaraugus Cnty NY Indl Dev Agy Civic Fac Rev St. Bonaventure Univ	5.10%	5/1/2031	BBB-	1,075	887,015
Hempstead Twn NY Indl Dev Agy Civic Fac Rev Hofstra Univ Pj (MBIA)	5.80%	7/1/2015	AA	750	751,635
Nassau Cnty NY Ind Dev Agy Continuing Care Ret Amsterdam At Harborside Ser A	6.50%	1/1/2027	NR	1,000	954,720
New York City NY Indl Dev Agy Civic Fac Polytechnic Univ Pj (ACA)	5.25%	11/1/2037	BB+	1,000	834,180
New York City NY Indl Dev Agy Civic Rev NY Institute of Tech (MBIA)	5.25%	3/1/2023	AA	100	101,092
New York City NY Indl Dev Agy Fac Rev Vaughn College Aeronautics B	5.00%	12/1/2031	BB+	1,510	1,120,465
NY St Dorm Auth Lease Rev Cap Apprec Court Fac	Zero Coupon	8/1/2021	AA+	3,265	1,597,075
NY St Dorm Auth New York Univ Ser C	5.00%	7/1/2029	AA-	5,000	4,722,850
NY St Dorm Auth Rev Colgate Univ (MBIA)	6.00%	7/1/2016	AA	1,000	1,108,380
NY St Dorm Auth Rev Fordham Univ Ser B (AG)	5.00%	7/1/2023	AAA	1,000	971,480
NY St Dorm Auth Rev Fordham Univ Ser B (AG)	5.00%	7/1/2027	AAA	2,405	2,280,998
NY St Dorm Auth Rev Master Boces Pg	5.25%	8/15/2028	A+	3,375	3,134,126
NY St Dorm Auth Rev New York Univ Ser A (AMBAC)	5.75%	7/1/2015	AA	2,000	2,212,440
NY St Dorm Auth Rev Pratt Institute (RADIAN)	6.00%	7/1/2024	BBB+	1,000	1,003,640

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
NY St Dorm Auth Rev Pratt Institute (RADIAN)	6.00%	7/1/2028	BBB+	$2,000	$2,001,780
NY St Dorm Auth Rev Spl Act Sch Dist Pj (MBIA)	6.00%	7/1/2016	AA	1,400	1,403,220
NY St Dorm Auth Revs 4201 Schs Pg	6.25%	7/1/2020	AA-	1,685	1,774,103
NY St Dorm Auth Rev Univ Ser B	5.00%	7/1/2027	AA-	1,500	1,370,475
Oneida Cnty NY Indl Dev Agy Rev Hamilton College Civic Fac	5.00%	9/15/2027	Aa2	2,565	2,432,159
Rensselaer Cnty NY Indl Dev Agy Civic Fac Rev Polytech Inst Ser B TCRS (AMBAC)	5.50%	8/1/2022	AA	200	205,184
Seneca Cnty NY Indl Dev Agy Civic Fac Rev New York Chiropractic College	5.00%	10/1/2027	BBB	500	433,065
Syracuse NY Indl Dev Agy Sch Fac Rev Syracuse City Sch Dist Ser A (FSA)	5.00%	5/1/2027	AAA	1,000	957,930
Total					35,741,342
Gaming 0.70%
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.00%	12/1/2023	BB	1,000	815,670
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.25%	12/1/2016	BB	1,000	939,610
Total					1,755,280
General Obligation 14.64%
Erie Cnty NY Indl Dev Agy Sch Fac Rev City of Buffalo Pj (FSA)	5.75%	5/1/2023	AAA	1,250	1,300,637
New York NY Ser D	5.00%	2/1/2025	AA	2,000	1,872,560
New York NY Sub Ser C-1	5.00%	10/1/2026	AA	3,070	2,858,231
New York NY Sub Ser C-1	5.25%	8/15/2026	AA	2,500	2,421,000
New York NY Sub Ser I-1(b)	5.00%	4/1/2025	AA	10,000	9,360,600
New York NY Unrefunded Bal Ser J	5.50%	6/1/2022	AA	200	201,372
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	4,000	2,983,400
NY St Dorm Auth Revs Non St Supp Debt Sch Dist Fing Pg Ser C (FSA)	5.00%	10/1/2032	AAA	1,600	1,522,736
NY St Urban Dev Corp(b)	5.00%	12/15/2025	AAA	3,290	3,174,092
NY St Urban Dev Corp(b)	5.00%	12/15/2026	AAA	4,790	4,621,247
NY St Urban Dev Corp(b)	5.00%	12/15/2027	AAA	1,920	1,852,358

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
Puerto Rico Comwlth Pub Impt	5.25%	7/1/2018	BBB-	$2,000	$1,941,080
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2024	BBB-	1,500	1,350,255
Puerto Rico Comwlth Ser A	5.375%	7/1/2028	BBB-	1,090	1,006,070
Puerto Rico Comwlth Unrefunded Bal 07 Pub Impt (IBC) (MBIA)	5.00%	7/1/2028	NR	355	319,511
Puerto Rico Comwlth Unrefunded Pub Impt Ser A	5.25%	7/1/2030	BBB-	190	166,619
Total					36,951,768
Healthcare 12.40%
Albany NY Indl Dev Agy Civic Fac Rev St. Peters Hosp Pj Ser A	5.25%	11/15/2027	BBB+	1,500	1,344,675
Albany NY Indl Dev Agy Civic Fac Rev St. Peters Hosp Pj Ser E	5.50%	11/15/2027	BBB+	1,000	924,260
Cortland Cnty NY Indl Dev Agy Cortland Mem Hosp Pj (RADIAN)	5.625%	7/1/2024	BBB+	1,750	1,704,395
Genesee Cnty NY Indl Dev Agy Civic Fac Rev United Mem Med Ctr Pj	5.00%	12/1/2032	NR	1,000	745,180
Madison Cnty NY Indl Dev Agy Civic Fac Rev Oneida Hlth Sys Inc Pj	5.25%	2/1/2027	BBB-	750	650,355
Madison Cnty NY Indl Dev Agy Civic Fac Rev Oneida Hlth Sys Inc Pj	5.50%	2/1/2032	BBB-	750	642,900
New York City NY Hlth & Hosp Corp Rev Hlth Sys Ser A	5.50%	2/15/2023	A+	1,000	985,300
New York City NY Indl Dev Agy Rev Hrbr House Pj A (GNMA)	5.875%	5/20/2044	AA+	595	578,953
NY St Dorm Auth Lenox Revs Hill Hosp Oblig Grp	5.375%	7/1/2020	Ba1	2,000	1,923,200
NY St Dorm Auth Mem Sloan Kettering Sub Ser A2	5.00%	7/1/2026	AA	5,000	4,675,200
NY St Dorm Auth Muni Hlth Facs Lease Sub 2-4	5.00%	1/15/2028	AA-	1,000	921,310
NY St Dorm Auth Orange Regl Med Ctr	6.125%	12/1/2029	Ba1	2,000	1,832,740
NY St Dorm Auth Rev Mental Hlth Svc Fac (IBC) (MBIA)	6.00%	8/15/2012	AA	1,460	1,593,064
NY St Dorm Auth Rev Mtg Nursing Home A (FHA) (MBIA)	5.40%	2/1/2031	AA	285	275,649
NY St Dorm Auth Rev Mtg Nursing Home A (FHA) (MBIA)	5.50%	8/1/2030	Aaa	1,000	976,330

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
NY St Dorm Auth Rev Mtg Nursing Home A (FHA) (MBIA)	5.50%	8/1/2038	Aaa	$1,000	$965,830
NY St Dorm Auth Rev Non St Supp Debt NY Presbyterian Hosp (FHA) (FSA)	5.25%	2/15/2031	AAA	2,500	2,370,700
NY St Dorm Auth Rev Non St Supp Debt NYU Hosp Ctr Ser A	5.00%	7/1/2020	BB	1,935	1,801,175
NY St Dorm Auth Rev Non St Supp Debt NYU Hosp Ctr Ser A	5.00%	7/1/2036	BB	1,265	1,040,576
NY St Dorm Auth Rev St Supp Debt Unrefunded Bal 2007 Mental B (MBIA)	6.00%	2/15/2025	AA	5	5,239
NY St Dorm Auth Rev St Supp Debt Unrefunded Bal 2007 Mental B (MBIA)	6.00%	2/15/2030	AA	5	5,239
NY St Dorm Auth Rev Utd Cerebral Palsy Aff No 1-A (AMBAC)	5.75%	7/1/2018	AA	1,000	1,059,180
NY St Dorm Auth Revs Catholic Hlth Long Island Oblig Grp	5.00%	7/1/2027	Baa1	1,250	1,083,725
NY St Dorm Auth Revs Lenox Hill Hosp Oblig Grp	5.50%	7/1/2030	Ba1	1,500	1,362,090
Suffolk Cnty NY Indl Dev Agy Civic Fac Rev Eastern Long Island Hosp Assoc†	5.375%	1/1/2027	NR	1,305	1,065,076
Suffolk Cnty NY Indl Dev Agy Civic Fac Rev Eastern Long Island Hosp Assoc†	5.50%	1/1/2037	NR	1,000	768,430
Total					31,300,771
Housing 4.72%
New York City NY Hsg Dev Corp Multi Fam Hsg Rev Ser A AMT	5.50%	11/1/2034	AA	1,500	1,330,260
New York City NY Hsg Dev Corp Multi Fam Rev Hsg Ser L AMT	4.85%	11/1/2025	AA	3,205	2,702,712
New York City NY Hsg Dev Corp Ser B-2 AMT	5.30%	5/1/2036	AA	2,000	1,707,640
NY St Dorm Auth Rev Upstate Cmnty Colleges Ser B	5.25%	7/1/2021	AA-	1,000	1,004,840
NY St Hsg Fin Agy Multi Fam Hsg Rev Division St Ser A AMT (SONYMA)	5.00%	2/15/2026	Aa1	635	553,104
NY St Mtg Agy Hmownr Mtg Rev Ser 133 AMT	4.95%	10/1/2021	Aa1	2,000	1,795,640

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Housing (continued)
NY St Mtg Agy Hmownr Mtg Rev Ser 143 AMT	4.875%	10/1/2030	Aa1	$2,255	$1,813,426
NY St Mtg Agy Rev Hmownr Mtg Ser 70	5.40%	4/1/2022	Aa1	70	66,464
NY St Mtg Agy Rev Ser 156	5.20%	10/1/2028	Aa1	1,000	935,720
Total					11,909,806
Industrial 7.53%
Broome Cnty NY Indl Dev Agy Univ Plaza Phase II Pj Ser B (ACA)	5.10%	8/1/2036	NR	500	351,305
Essex Cnty NY Indl Dev Agy Intl Paper Co Pj Ser A AMT	4.60%	12/1/2030	BBB	1,400	947,660
Liberty NY Dev Corp Rev Goldman Sachs Headquarters(b)	5.25%	10/1/2035	AA-	10,001	8,268,980
New York City NY Indl Dev Agy Spl Fac Rev British Airways AMT	5.25%	12/1/2032	BB+	2,245	1,383,122
New York City NY Indl Dev Agy United Jewish Appeal Fed Pj A	5.00%	7/1/2027	Aa1	1,250	1,204,250
NY Indl Dev Agy Pkg Fac Rev Royal Charter NY Presbyterian (FSA)	5.75%	12/15/2029	AAA	1,000	1,062,470
TSASC Inc NY Ser 1	5.00%	6/1/2026	BBB	1,750	1,526,193
TSASC Inc NY Ser 1	5.125%	6/1/2042	BBB	2,820	2,291,024
Virgin Islands Pub Fin Auth Refinery Facs Rev Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	1,665	1,315,250
Yonkers NY Indl Dev Agy Rev Sacred Heart Assocs Pj Ser A AMT (SONYMA)	4.80%	10/1/2026	Aa1	750	642,398
Total					18,992,652
Lease 11.06%
New York City NY Edl Constr Fd Rev Ser A (FGIC)	5.00%	4/1/2031	AA-	10,215	9,335,488
New York City NY Indl Dev Agy Civic Fac Rev USTA Natl Tennis (FSA)	5.00%	11/15/2023	AAA	1,830	1,795,651
New York City NY Indl Dev Agy Queens Baseball Stadium Pilot (AMBAC)	5.00%	1/1/2031	AA	1,000	886,090
New York City Trans Fin Auth NY Fiscal 2007 Ser S1 (FGIC)	5.00%	7/15/2026	AA-	6,150	5,826,817
New York City Trans Fin Auth NY Fiscal 2008 Ser S1	5.00%	1/15/2028	AA-	5,000	4,625,350

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease (continued)
NY St Urban Dev Corp Rev St Fac	5.70%	4/1/2020	AA-	$4,150	$4,561,805
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	873,990
Total					27,905,191
Miscellaneous 2.61%
Broome Cnty NY Indl Dev Agy Civic Fac Rev Univ Plaza LLC Phase 1 Pj A (ACA)	5.20%	8/1/2030	NR	750	553,845
Broome Cnty NY Indl Dev Agy Univ Plaza LLC Phase 1 Pj A (ACA)	5.20%	8/1/2036	NR	1,000	714,000
New York City NY Tr for Cultural Res Rev Museum Modern Art Ser 1A	5.00%	4/1/2031	Aa2	2,500	2,367,550
Puerto Rico Pub Impt Bldgs Unrefunded Bal Govt Facs Ser D	5.25%	7/1/2027	BBB-	265	241,738
Ulster Cnty NY Indl Dev Agy Civic Fac Rev Ser A	6.00%	9/15/2027	NR	3,000	2,699,250
Total					6,576,383
Power 2.32%
NY St Enrg Res & Dev Auth Gas Fac Revs Bklyn Unif Gas Co Ser B RIBs AMT	10.585%#	7/1/2026	A	4,000	4,048,880
Puerto Rico Elec Pwr Auth Ser PP (FGIC)	5.00%	7/1/2025	A3	2,000	1,805,720
Total					5,854,600
Pre-Refunded 8.48%
Albany NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser A (FGIC)	6.375%	12/1/2017	NR	650	686,095
Buffalo NY Muni Wtr Fin Auth Wtr Sys Rev (FSA)	6.00%	7/1/2029	AAA	500	518,850
Metro Transn Auth NY Dedicated Tax Fd Ser A (FGIC)	4.75%	4/1/2028	AAA	2,500	2,647,825
New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser B	6.00%	6/15/2033	AAA	1,470	1,555,451
New York City Transn Fin Auth Fut Tax 2004 Ser C	5.50%	5/1/2025	AAA	5	5,144
New York City Transn Fin Auth Rev Fut Tax 2nd Ser B	6.00%	11/15/2029	AAA	2,000	2,132,020
New York City Transn Fin Auth Rev Unrefunded Bal 2005 Fut Tax C	5.00%	5/1/2029	AAA	535	507,314

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
New York NY Ser C	5.625%	3/15/2020	AAA	$1,000	$1,083,020
NY St Dorm Auth Lease Rev St Univ Dorm Facs Ser A	6.25%	7/1/2020	AA-	1,250	1,340,550
NY St Dorm Auth Rev Pace Univ (MBIA)	6.00%	7/1/2029	AA	1,610	1,719,802
NY St Dorm Auth Rev St Supp Debt 2007 Mental Hlth Ser B (MBIA)	6.00%	2/15/2025	AA	10	10,478
NY St Dorm Auth Rev St Supp Debt 2007 Mental Hlth Ser B (MBIA)	6.00%	2/15/2030	AA	10	10,478
NY St Dorm Auth Rev Supp Debt Mental Hlth Svcs Ser B (MBIA)	6.00%	2/15/2025	AA	100	104,781
NY St Dorm Auth Rev Supp Debt Mental Hlth Svcs Ser B (MBIA)	6.00%	2/15/2030	AA	100	104,781
Puerto Rico Comwlth Aqueduct & Swr Auth Rev ETM	10.25%	7/1/2009	AAA	160	165,875
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser B	6.50%	7/1/2027	BBB+	2,000	2,140,880
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser D	5.25%	7/1/2038	AAA	1,500	1,596,720
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	AAA	310	337,292
Puerto Rico Comwlth Pub Impt Ser A	5.375%	7/1/2028	AAA	555	591,264
Puerto Rico Pub Fin Corp Approp E	5.50%	8/1/2029	Aaa	1,000	1,063,230
Puerto Rico Pub Impt Bldgs Auth Rev Govt Facs Ser D	5.25%	7/1/2027	BBB-	735	778,409
Tompkins Cnty NY Indl Dev Agy Civic Fac Cornell Univ Lake	5.625%	7/1/2020	AA+	115	122,112
Tompkins Cnty NY Indl Dev Agy Civic Fac Cornell Univ Lake	5.75%	7/1/2030	AA+	1,500	1,595,940
Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys Rev (AMBAC)	5.75%	4/1/2020	Aa3	545	577,150
Total					21,395,461
Resource Recovery 0.56%
NY St Envr Facs Corp Solid Wst Mgmt Pj Ser A AMT	4.55%	5/1/2012	BBB	1,500	1,406,700
Sales Tax 0.35%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	872,270

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Tax 1.85%
NY St Urban Dev Corp Rev St Personal Income Tax Ser B	5.00%	3/15/2032	AAA	$5,000	$4,674,500
Transportation 17.39%
Metro Transn Auth NY Transn Ser A	5.00%	11/15/2021	A	5,000	4,873,000
Metro Transn Auth NY Transn Ser A	5.00%	11/15/2031	A	5,000	4,467,300
New York City NY Indl Dev Agy Spl Fac 1990 America Airlines Inc Pj AMT	5.40%	7/1/2019	CCC+	2,635	1,266,697
New York City NY Indl Dev Agy Spl Fac Rev JetBlue Airways Corp Pj AMT	5.125%	5/15/2030	B-	1,000	586,120
New York City NY Indl Dev Agy Spl Fac Rev Terminal One Grp Assoc Pj AMT	5.50%	1/1/2021	A3	1,250	1,204,537
New York City NY Indl Dev Agy Spl Fac Rev Terminal One Grp Assco Pj AMT	5.50%	1/1/2024	A3	2,000	1,847,480
Niagara NY Frontier Auth Arpt Buffalo Niagara Intl Ser B (MBIA)	5.50%	4/1/2019	AA	690	697,673
NY St Thruway Auth Gen Rev Ser G (FSA)	5.25%	1/1/2027	AAA	5,000	4,993,750
NY St Thruway Auth NY Ser H (FGIC)	5.00%	1/1/2030	AA-	5,000	4,700,700
NY St Thruway Auth Rev Triborough Bridge & Tunnel Auth Ser B	5.00%	4/1/2028	AA	2,000	1,887,660
Port Auth NY & NJ	5.00%	11/15/2031	AA-	5,250	4,967,655
Puerto Rico Comwlth Hwy & Transn Auth Sub PR St Infrastr	5.00%	7/1/2028	BBB	1,000	872,480
Triborough Bridge & Tunnel Auth NY Gen Ser A	5.00%	11/15/2027	Aa2	1,875	1,805,625
Triborough Bridge & Tunnel Auth Rev	4.75%	11/15/2030	Aa2	5,455	4,949,049
Triborough NY Bridge & Tunnel Auth Rev Ser C	5.00%	11/15/2029	Aa2	5,000	4,767,700
Total					43,887,426
Water/Sewer 6.18%
New York City NY Muni Wtr Fin Auth Wtr & Swr Rev Ser CC(b)	5.00%	6/15/2029	AA+	3,500	3,323,180
New York City NY Muni Wtr Fin Auth Wtr & Swr Rev Ser CC(b)	5.13%	6/15/2030	AA+	6,500	6,171,620
NY St Envr Facs Corp St Clean Wtr & Drinking Ser B	4.75%	6/15/2032	AA+	5,000	4,493,500

See Notes to Financial Statements.

Schedule of Investments (concluded)

NEW YORK TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer (continued)
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	$1,550	$1,495,735
Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys Unrefunded Bal (AMBAC)	5.75%	4/1/2020	Aa3	105	109,017
Total					15,593,052
Total Municipal Bonds (cost $290,024,926)					264,817,202
				Shares (000)
SHORT-TERM INVESTMENT 0.99%
Money Market Mutual Fund
Dreyfus NY Municipal Cash Management (cost $2,492,200)				2,492	2,492,200
Total Investments in Securities 105.94% (cost $292,517,126)					267,309,402
Liabilities in Excess of Cash and Other Assets(f) (5.94%)					(14,980,772)
Net Assets 100.00%					$252,328,630
Open Futures Contracts at September 30, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2008	262	Short	$(30,699,031)	$(64,239)

See Notes to Financial Statements.

Schedule of Investments

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 95.70%
Airlines 1.01%
Chicago IL OHare Intl Arpt Ser B (FSA)	5.00%	1/1/2020	AAA	$3,500	$3,408,720
San Jose CA Arpt Rev Ser A AMT (AMBAC)	5.50%	3/1/2018	AA	500	488,855
Total					3,897,575
Airport Passenger Facility Charge 0.93%
Oklahoma City OK Arpt Tr Ref Jr Lien 29th Ser B (AMBAC)	5.00%	7/1/2017	AA	350	363,282
RI St Econ Dev Ser C (AG)	5.00%	7/1/2014	AAA	1,985	2,067,239
Tulsa Muni Arpt Tr OK Ref American Ser B	5.65%	12/1/2035	B-	1,160	1,155,464
Total					3,585,985
Airport Special Facility 0.06%
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.625%	9/15/2012	B	250	233,110
Charter Schools 0.59%
MD St Hlth & Higher Edl Facs Auth Rev Washington Christian Academy	5.25%	7/1/2018	NR	250	226,497
Philadelphia PA Auth Indl Dev Rev First Philadelphia Charter Ser A	5.30%	8/15/2017	BBB-	240	225,886
Twp of Baytown MN St. Croix Prep Academy Pj Ser A	6.00%	8/1/2018	NR	1,900	1,838,269
Total					2,290,652
Correctional Facilities 1.03%
Baker FL Correctional Dev 1st Mtg Rev Detention Ctr Pj	7.50%	2/1/2030	NR	1,200	1,097,868
CA St Pub Wks Bd Dept Hlth Dept Corrections & Rehab F (FGIC)	5.25%	11/1/2017	A	250	263,267
Garza Cnty TX Pub Fac Corp Pj Rev	5.25%	10/1/2017	BBB	1,000	950,440
Garza Cnty TX Pub Fac Corp Pj Rev	5.50%	10/1/2019	BBB	1,600	1,504,144
Willacy Cnty TX Loc Govt Corp Rev Pj Ser A-2	6.00%	9/1/2010	NR	180	178,616
Total					3,994,335
Education 9.25%
Albany NY Indl Dev Agy Civic Fac Rev St. Peter's Hosp Pj Ser A	5.00%	11/15/2015	BBB+	250	245,588

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments	Interest Rate	Credit Maturity Date	Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
Allegheny Cnty Higher Ed Bldg Auth PA Duquesne Univ	5.00%	3/1/2015	A2	$1,100	$1,140,832
Allegheny Cnty PA Higher Ed Duquesne Univ Ser A (FGIC)	5.00%	3/1/2013	A-	150	155,514
Atlanta GA Dev Auth Edl Facs Science Park LLC Pj	5.00%	7/1/2021	A1	610	581,556
Bulloch Cnty GA Dev Auth Student Hsg Rev Southn Univ Hsg Fndtn Four (AG)	5.25%	7/1/2018	Aaa	500	537,865
CA Muni Fin Auth Rev Biola Univ	5.625%	10/1/2023	Baa1	1,015	967,102
CA Statewide Cmntys Dev Auth Rev Irvine LLC UCI East Campus	6.00%	5/15/2023	Baa2	2,000	2,004,040
CA Statewide Cmntys Dev Auth Rev Thomas Jefferson Sch Law Ser A	7.25%	10/1/2032	BB+	1,000	925,500
Carrollton TX Fmrs Bd Indpt Sch Ref Sch Bldg (PSF GTD)	4.50%	2/15/2019	AAA	500	494,670
CT St Hlth & Edl Fac Auth Fairfield Univ Facs Ser M	5.00%	7/1/2016	A-	1,000	1,037,620
CT St Hlth & Edl Facs Auth Rev Quinnipiac Univ Ser I (MBIA)	5.00%	7/1/2019	AA	500	507,395
Delaware Cnty PA Auth Univ Rev Villanova Univ (FGIC)	5.00%	8/1/2010	A2	200	207,924
Harris Cnty TX Cultural Ed Facs Fin Corp Rev Baylor College Medicine Pj Ser D	5.00%	11/15/2019	A	1,910	1,794,006
IL Edl Facs Auth Revs Northwestern Univ	5.50%	12/1/2013	AAA	300	324,168
IL Fin Auth Rev DePaul Univ	5.00%	10/1/2013	A-	1,225	1,278,827
Marietta GA Dev Auth Rev Life Univ Inc Pj	6.25%	6/15/2020	Ba3	3,000	2,787,990
MI Higher Ed Facs Auth Rev Creative Studies	5.00%	12/1/2016	Baa3	1,235	1,159,529
MI Higher Ed Facs Auth Rev Creative Studies	5.25%	12/1/2018	Baa3	1,120	1,040,570
Miami-Dade Cnty Edl Facs Auth FL Univ of Miami Ser A	5.25%	4/1/2016	A2	1,000	1,033,760
MN Higher Ed Facs Auth MN St. Benedict College Ser V	5.00%	3/1/2018	Baa1	500	504,085
NC Cap Facs Fin Agy Edl Facs Rev Meredith College	5.375%	6/1/2021	BBB	500	480,220
NY St Dorm Auth Montefiore Med Ctr (FGIC)	5.00%	2/1/2022	NR	2,500	2,326,775
OH St Ref Case Western Reserve Ser C	5.00%	12/1/2015	AA-	3,065	3,222,878
PA St Higher Edl Facs Auth Rev Edinboro Univ	5.00%	7/1/2018	BBB-	250	238,290

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments	Interest Rate	Credit Maturity Date	Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
PA St Higher Edl Facs Auth Rev Ser AG	5.25%	6/15/2018	Aa3	$1,000	$1,067,270
PA St Higher Edl Facs Auth Rev Ser AH	5.00%	6/15/2019	Aa3	2,455	2,534,861
PA St Higher Edl Facs Auth Temple Univ (MBIA)	5.00%	4/1/2010	AA	250	257,848
Pierce Cnty WA Sch Dist No 416 White River (FSA)	5.00%	12/1/2015	Aaa	250	267,187
TX St Univ Sys Fing Rev	5.25%	3/15/2019	AA-	5,000	5,169,200
Univ AR Univ Revs Facs Fayetteville Campus (AMBAC)	5.00%	11/1/2014	Aa3	350	373,768
Univ of MN Rev Stadium Debt	5.00%	8/1/2018	AA+	1,000	1,042,670
Total					35,709,508
Gaming 0.10%
Seminole Tribe FL Spl Oblig Rev Ser A†	5.75%	10/1/2022	BBB	150	144,015
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.25%	12/1/2016	BB	250	234,903
Total					378,918
General Obligation 16.46%
AL St Pub Sch & College Cap Impt	5.00%	12/1/2022	AA	500	492,490
Arlington TX (FSA)	5.00%	8/15/2011	AAA	325	342,534
CA St	5.00%	8/1/2018	A+	3,000	3,073,710
CA St (FSA)	5.00%	8/1/2016	AAA	2,000	2,113,460
Comwlth of Puerto Rico (FGIC)	5.50%	7/1/2012	BBB-	1,500	1,552,095
Comwlth of Puerto Rico Ser A (FSA)	5.00%	7/1/2018	AAA	3,000	2,990,610
Crawford Central Sch Dist Ser C	5.00%	2/1/2019	A1	1,775	1,802,441
FL St Bd Ed Lottery Rev Ser B (AMBAC)	5.00%	7/1/2016	AAA	1,000	1,029,680
Foothill De Anza CA Cmnty College Dist Ser A (AMBAC)	5.00%	8/1/2017	Aa1	500	521,625
Gloucester Cnty Impt Auth Cnty Ln Cnty Cap Pg GTD	5.00%	4/1/2017	AA+	1,000	1,054,470
Hancock Cnty MS Sch Dist (AMBAC)	5.00%	4/15/2010	Aa3	160	165,490
Hemet CA Univ Sch Dist 2002 Election Ser C (MBIA)	5.00%	8/1/2011	AA	200	210,260
IL St (MBIA)	5.375%	4/1/2016	AA	4,465	4,817,199
Iron Cnty Sch Dist UT Sch Bldg UT Sch Bd Pg GTD	5.00%	1/15/2021	Aaa	1,210	1,220,938
Jackson Pub Sch Dist (FSA)	5.00%	10/1/2018	Aaa	2,655	2,714,021
Jersey City NJ Pub Impt Ser A (MBIA)	5.25%	9/1/2015	AA	250	266,162

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments	Interest Rate	Credit Maturity Date	Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
KY St Property & Bldgs Commn KY Pj No 89 (FSA)	5.00%	11/1/2014	AAA	$2,000	$2,129,100
Los Angeles CA Unif Sch Dist Ser A (MBIA)	5.00%	7/1/2018	AA	500	517,485
Luzerne Cnty PA Ser B (FSA)	4.50%	12/15/2014	AAA	1,045	1,082,097
Luzerne Cnty PA Ser B (FSA)	4.50%	12/15/2015	AAA	1,090	1,121,000
Maricopa Cnty AZ Sch Dist No 006 Washington Elem Sch Impt Pj of 2001 Ser B (FSA)	5.00%	7/1/2017	AAA	400	424,396
Middlesex Cnty Impt Auth Ref Cnty Open Space Tr Fd GTD	5.00%	9/15/2014	AAA	1,005	1,075,290
Mobile City AL Ser B	5.00%	2/15/2018	AA-	1,000	1,027,040
MS Dev Bank Spl Oblig Rev Jackson Pub Sch Dist Pj (FSA)	5.25%	4/1/2014	Aaa	2,605	2,790,710
NC Infrastr Fin Corp Cap Impt Ser A (FSA)	5.00%	5/1/2017	AAA	2,000	2,115,660
New York City NY Ser G	5.00%	8/1/2015	AA	1,000	1,037,380
New York City NY Ser I	5.00%	8/1/2015	AA	2,500	2,581,400
NY St Dorm Auth Revs Non St Supp Debt Sch Dist Fing Pg Ser C (FSA)	5.00%	10/1/2020	AAA	475	486,053
NY St Urban Dev Corp(b)	5.00%	12/15/2025	AAA	1,320	1,272,894
NY St Urban Dev Corp(b)	5.00%	12/15/2026	AAA	1,920	1,851,483
NY St Urban Dev Corp(b)	5.00%	12/15/2027	AAA	770	742,522
Philadelphia PA (CIFG)	4.50%	8/1/2012	Baa1	250	256,528
Philadelphia PA Ser A (FSA)	5.00%	12/15/2015	AAA	1,315	1,368,100
Phoenix AZ Ser B	5.00%	7/1/2019	AAA	500	520,075
River Rouge MI Sch Dist (FGIC)	5.00%	5/1/2011	AA-	300	314,466
Three Rivers MI Cmnty Schs (FSA)	5.00%	5/1/2017	AAA	500	530,765
WA St Ser A	5.00%	7/1/2016	AA+	3,100	3,289,689
WA St Ser D (AMBAC)	5.00%	1/1/2017	AA+	3,000	3,114,600
Washoe Cnty NV Sch Dist Ser B (MBIA)	5.00%	6/1/2014	AA	300	318,480
WI St Ser 1 (AMBAC)	5.00%	5/1/2015	AA	4,000	4,255,400
WI St Ser 1 (MBIA)	5.50%	5/1/2014	AA	1,000	1,089,940
Williamson Cnty TX (MBIA)	5.25%	2/15/2018	AA	500	527,660
Worcester MA Ser A (FSA)	5.25%	10/1/2020	AAA	1,195	1,218,434
Worcester MA Ser A (FSA)	5.25%	10/1/2019	AAA	1,000	1,028,910
Yavapai Cnty Unif Sch Dist No 22 Humboldt AZ Sch Impt Pj of 2006 Ser B (AG)	5.00%	7/1/2018	Aaa	1,070	1,110,906
Total					63,565,648

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments	Interest Rate	Credit Maturity Date	Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare 14.02%
Allegheny Cnty PA Hosp Dev Auth Rev Hlth Sys West PA Ser A	5.00%	11/15/2017	BB	$250	$210,703
Allegheny Cnty PA Hosp Dev Auth Rev Univ Pittsburgh Med Ctr Ser A	5.00%	9/1/2014	AA-	750	776,325
Allegheny Cnty PA Hosp Dev Auth Rev Univ Pittsburgh Med Ctr Ser B	5.00%	6/15/2013	AA-	1,000	1,035,030
Alton IL St. Anthonys Hlth Ctr	6.00%	9/1/2010	BB+	945	937,251
CA Hlth Facs Fing Auth CA Catholic Hlthcare West Ser K	5.125%	7/1/2022	A	2,000	1,904,620
CA Hlth Facs Fing Auth Rev Scripps Hlth Ser A	5.50%	10/1/2020	A+	2,000	2,000,000
CA Statewide Cmntys Dev Auth Rev CA Statewide Inland Regl Ctr Pj	5.00%	12/1/2017	Baa1	250	239,173
CA Statewide Cmntys Dev Valleycare Hlth Sys Ser A	4.80%	7/15/2017	NR	250	225,288
Coffee Cnty Hosp Auth Ref Coffee Regl Med Ctr Inc Pj	5.00%	12/1/2019	BBB	550	487,586
CT St Hlth & Edl Fac Auth Quinnipiac Univ Hlth & Ed K1 (MBIA)	5.00%	7/1/2014	AA	1,500	1,580,145
Doylestown PA Hosp Auth Hosp Rev Ser A (AG)	5.00%	7/1/2022	AAA	1,000	888,130
Glynn-Brunswick Mem Hosp Auth Rev Southeast GA Hlth Ser A	4.75%	8/1/2019	A	3,840	3,561,216
Harris Cnty Hlth Facs Dev Corp Mem Hermann Hlthcare Sys A	5.25%	12/1/2014	A	1,415	1,468,374
HI St Dept Bdgt & Fin Spl Purp Linked Ctfs	6.40%	7/1/2013	BBB+	250	269,810
IL Fin Auth Edward Hosp A Rmkt (AMBAC)	6.00%	2/1/2028	AA	750	762,780
IL Fin Auth Hosp Sisters Svcs Inc Ser A	5.00%	3/15/2027	AAA	1,000	879,080
IL Fin Auth Rev Monarch Landing Inc Fac Ser A	5.00%	12/1/2008	NR	150	149,901
IL Hlth Facs Auth Rev Loyola Univ Hlth Sys Ser A	5.75%	7/1/2011	Baa2	160	161,075
IN Hlth & Edl Facs Fing Auth Ref St. Francis E Rmkt (FSA)	5.25%	11/1/2022	Aaa	1,000	972,810
IN Hlth Fac Fing Auth IN Ascension Hlth A3 Rmkt	5.00%	11/1/2027	Aa2	1,000	1,026,730
Iron River Hosp Fin Auth Iron Cnty Cmnty Hosps	6.00%	5/15/2020	NR	1,000	951,760
Kalamazoo Hosp Fin Auth MI Ref Bronson Hosp A Rmkt (FSA)	5.25%	5/15/2014	AAA	2,000	2,090,780

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments	Interest Rate	Credit Maturity Date	Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.375%	4/15/2022	Ba2	$250	$254,557
MD St Hlth & Higher Edl Facs Auth Rev Washington Cnty Hosp	5.75%	1/1/2033	BBB-	250	215,040
ME Hlth & Higher Edl Facs Auth Rev Ser A (MBIA)	5.375%	7/1/2018	Aa3	2,700	2,818,233
NJ Hlth Facs Fing Auth St. Joseph's Hlthcare Sys Pj	6.00%	7/1/2018	BBB-	3,000	2,774,280
NJ Hlthcare Facs Fin Auth Rev Hackensack Univ Med Ctr	5.125%	1/1/2021	A3	750	706,117
NJ Hlthcare Facs Fing Auth AHS Hosp Corp Ser A	5.125%	7/1/2019	A+	1,500	1,482,210
NJ Hlthcare Facs Fing Auth Rev Ser A	5.00%	10/1/2016	AA-	2,000	2,070,600
NJ Hlthcare Facs Fing Auth Rev Ser A	5.00%	10/1/2015	AA-	1,500	1,564,680
Northampton Cnty Gen Purp Auth St. Lukes Hosp Pj Ser A	5.00%	8/15/2019	BBB+	2,000	1,893,800
NY St Dorm Auth Good Samaritan Hosp Med Ctr A (MBIA)	5.75%	7/1/2014	AA	1,500	1,524,990
NY St Dorm Auth Lenox Revs Hill Hosp Oblig Grp	5.375%	7/1/2020	Ba1	1,000	961,600
NY St Dorm Auth Mem Sloan Kettering Sub Ser A2	5.00%	7/1/2014	AA	2,000	2,096,380
NY St Dorm Auth Orange Regl Med Ctr	6.50%	12/1/2021	Ba1	1,000	999,010
OH St Higher Edl Fac Commn Rev Cleveland Clinic Hlth Pj Ser A(e)	5.00%	1/1/2015	Aa2	1,000	1,025,250
Philadelphia Hosps & Higher Ed Facs Auth Rev Temple Univ Hosp Pj Ser A	6.625%	11/15/2023	BBB	2,000	1,761,040
SC Jobs Econ Dev Auth Hosp Facs Rev Tuomey (CIFG)	5.00%	11/1/2011	BBB+	250	256,655
Univ of AL Ser A	5.00%	9/1/2016	A+	2,320	2,322,900
Univ of AL Ser A	5.25%	9/1/2017	A+	1,180	1,188,295
WI Hlth & Edl Facs Auth Ministry Hlth Rmkt (FSA)	5.00%	8/1/2016	AAA	2,230	2,319,155
WI Hlth & Edl Facs Auth Wheaton Franciscan Hlthcare	5.25%	8/15/2018	A-	2,000	1,838,440
WV St Hosp Fin Auth WV Thomas Hlth Sys	6.00%	10/1/2020	NR	1,600	1,485,024
Total					54,136,823

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments	Interest Rate	Credit Maturity Date	Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Housing 0.32%
Garza Cnty TX Pub Fac Corp Pj Rev	5.50%	10/1/2018	BBB	$1,000	$947,670
LA St Citizens Ppty Corp Assmt Rev Ser B (AMBAC)	5.00%	6/1/2016	AA	300	302,067
Total					1,249,737
Industrial 4.28%
Allegheny Cnty PA Indl Dev Auth Rev	5.50%	11/1/2016	Baa3	1,500	1,409,490
Brazos River Auth TX Ref TXU Elec Co Pj Ser C AMT	5.75%	5/1/2036	CCC	2,050	1,896,824
Cnty of Nez Perce ID Potlatch Corp Pj	6.00%	10/1/2024	BB	1,000	907,350
Desoto Parish LA Intl Paper Co Pj Ser A AMT	5.00%	11/1/2018	BBB	2,000	1,638,560
Long Beach CA Bd Fin Auth Natural Gas Rev Ser A	5.25%	11/15/2020	A	500	463,340
MD Indl Dev Fing Auth Ref Synagro Baltimore Ser A	5.25%	12/1/2013	BBB+(c)	750	737,002
MD Indl Dev Fing Auth Ref Synagro Baltimore Ser A	5.375%	12/1/2014	BBB+(c)	1,000	978,670
MI St Strategic Fd Pollutn Ctrl Rev General Motors Corp	6.20%	9/1/2020	B-	400	240,664
Mission Econ Dev Corp Rev Wst Mgmt Inc Pj	6.00%	8/1/2020	BBB	2,000	1,936,120
OH St Wtr Dev Auth Solid Wst Allied Wst NA Pj Ser A AMT	5.15%	7/15/2015	B+	250	229,765
Port Corpus Cristi Auth TX Nueces Cnty Rev	5.65%	12/1/2022	NR	2,000	1,848,420
Tulsa OK Muni Arpt Tr Trustees Rev Ser B	6.00%	6/1/2035	B-	1,500	1,494,930
Virgin Islands Pub Fin Auth Refinery Facs Rev Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	1,000	789,940
Yavapai Cnty Indl Dev Auth AZ Wst Mgmt Inc Pj	4.00%	6/1/2027	BBB	2,000	1,966,520
Total					16,537,595
Lease 8.13%
CA St Pub Wks Brd Svcs Richmond Lab B (XLCA)	5.00%	11/1/2017	A	315	322,336
Gwinnett Cnty Dev Auth COP Pub Schs Pj (MBIA)	5.25%	1/1/2020	AA+	5,000	5,140,800
IN St Fin Auth Ser A1	5.00%	11/1/2015	AA+	1,000	1,045,400
Montgomery Cnty VA Indl Dev Auth Pub Facs Pjs	5.00%	2/1/2018	AA-	1,000	1,017,090

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments	Interest Rate	Credit Maturity Date	Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease (continued)
New York City NY Indl Dev Agy Civic Fac Rev USTA Natl Tennis (FSA)	5.00%	11/15/2018	AAA	$400	$417,912
NJ Econ Dev Auth Ref Sch Facs Constr Ser W	5.00%	3/1/2013	AA-	1,500	1,568,700
NJ Econ Dev Auth Ref Transn Pj Ser A	5.00%	5/1/2013	AA-	3,500	3,665,865
NJ Sports & Exposition Auth Rev Ser B	5.00%	9/1/2018	AA-	5,000	5,034,750
North Charleston SC COP Convention Ctr Pj	5.00%	10/1/2017	AA-	2,535	2,631,710
North Charleston SC COP Convention Ctr Pj	5.00%	10/1/2016	AA-	2,010	2,104,329
NY St Dorm Auth Revs St Mental Hlth Svcs Facs Pj Ser A (FSA)	5.00%	2/15/2016	AAA	2,775	2,923,268
PA Indl Dev Auth PA Econ Dev	5.00%	7/1/2013	A-	2,000	2,077,640
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	5.60%	10/1/2014	NR	230	221,952
VA Pub Bldg Auth Rev Fac Bldg Ser A	5.00%	8/1/2014	AA+	3,000	3,212,370
Total					31,384,122
Miscellaneous 2.95%
CA St Econ Recovery Ser A (FGIC)	5.25%	7/1/2014	AA+	200	215,576
Citizens Ppty Ins Corp FL Sr 2nd High Risk Acct A (MBIA)	5.00%	3/1/2012	AA	350	350,528
FL Hurricane Catastrophe Fd Rev Ser A	5.00%	7/1/2014	AA-	5,000	5,046,800
FL St Dept Envr Protn Preservation Rev FL Forever Ser B (MBIA)	5.00%	7/1/2012	AA	300	312,120
MI St Envr (MBIA) (IBC)	5.50%	12/1/2013	AA	100	108,724
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A (FGIC)	9.118%#	4/1/2014	A+	200	185,254
NJ Econ Dev Auth Rev	5.625%	6/15/2019	BBB	3,000	2,761,770
OR St Dept Admin Svcs (FSA)	5.00%	9/1/2012	AAA	100	106,489
VA Hsg Dev Auth Rev AMT Ser A-5	4.70%	7/1/2017	AAA	2,315	2,062,503
Valparaiso IN Econ Dev Rev Valparaiso Fam YMCA	5.00%	12/1/2012	NR	250	242,500
Total					11,392,264
Nursing Home 0.13%
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	5.50%	11/15/2013	NR	250	243,688
Tarrant Cnty TX Cultural Ed Facs Bruckner Ret Svcs Inc Pj	5.00%	11/15/2011	A-	250	252,065
Total					495,753

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments	Interest Rate	Credit Maturity Date	Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Power 11.36%
Burke Cnty GA Dev Auth Pollutn Ctrl Rev GA Pwr Co Vogtle 5th Ser	4.375%	10/1/2032	A	$500	$503,560
Enrg Northwest Ref Pj 3 Ser D	5.00%	7/1/2016	Aaa	2,500	2,632,600
Enrg Northwest WA Elec Rev Columbia Generating Ser C	5.00%	7/1/2024	Aaa	1,000	949,670
FL Muni Pwr Agy Rev Ser A	5.00%	10/1/2016	A1	2,170	2,211,512
GA St Muni Elec Auth Rev Pj Sub Ser A	5.00%	1/1/2014	A	1,145	1,194,762
Grand River Dam Auth Rev Ser A (BHAC)	5.00%	6/1/2016	AAA	1,000	1,057,260
Indianapolis IN Ser C (AG)	5.00%	6/1/2017	AAA	3,140	3,271,974
Intermountain Pwr Agy UT Ser A	5.25%	7/1/2020	A1	1,000	1,007,420
Long Island Pwr Rev Ser A (FGIC)	5.00%	12/1/2019	A-	3,000	2,979,540
Lower CO River Auth	5.50%	5/15/2014	A1	1,000	1,069,040
Lower CO River Auth	5.50%	5/15/2015	A1	1,200	1,282,104
MN St Muni Pwr Agy Elec Rev	5.25%	10/1/2022	A3	250	244,192
Monroe Cnty Dev Auth GA Oglethorpe Pwr Scherer B (AMBAC)	4.625%	1/1/2036	AA	1,500	1,509,135
NC Eastern Muni Pwr Agy NC Ref Ser A (AG)	5.00%	1/1/2013	AAA	1,500	1,571,655
NC Muni Pwr Agy No 1 Catawba NC Catawba Elec Ser A	5.25%	1/1/2015	A2	3,000	3,050,820
NE Pub Pwr Dist Gen Ser B (FSA)	5.00%	1/1/2018	AAA	3,000	3,107,250
Piedmont Muni Pwr Agy SC A3	5.25%	1/1/2019	Baa1	2,000	1,973,360
Pinal Cnty Elec Dist No 4	6.00%	12/1/2023	BBB-	525	501,601
Puerto Rico Elec Pwr Auth Ser WW	5.25%	7/1/2014	A3	1,500	1,546,335
Sabine River Auth TX Ref Southwestern Elec Co (MBIA)	4.95%	3/1/2018	AA	500	476,880
Sacramento CA Muni Util Dist (FSA)(b)	5.00%	8/15/2023	AAA	780	755,208
Sacramento CA Muni Util Dist (FSA)(b)	5.00%	8/15/2024	AAA	620	600,293
Sacramento CA Muni Util Dist (FSA)(b)	5.00%	8/15/2025	AAA	620	600,293
San Antonio TX Sys	5.00%	2/1/2018	Aa1	2,740	2,875,192
TN Enrg Acq Corp TN Ser A	5.25%	9/1/2021	AA-	2,000	1,673,160
Western Generation Agy OR Wauna Cogeneration Pj B AMT	5.00%	1/1/2016	NR	1,510	1,324,059
WI Pub Pwr Inc Sys (FSA)	5.00%	7/1/2016	AAA	2,795	2,954,594
WV Econ Dev Auth Rev Pollutn Ctrl Ser D	4.85%	5/1/2019	BBB	1,000	964,970
Total					43,888,439

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments	Interest Rate	Credit Maturity Date	Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded 1.84%
IL St Toll Hwy Auth Rev Ser A-1 (FSA)	5.00%	1/1/2026	AAA	$5,000	$5,340,150
Metro Transn Auth NY Transn Facs Svc Contract Ser 8 (MBIA) (IBC)	5.375%	7/1/2021	AAA	520	564,621
Milledgeville & Baldwin Cnty Dev Auth GA College & St Univ Fndtn	5.50%	9/1/2024	AAA	1,000	1,103,360
Willacy Cnty TX Loc Govt Corp Rev Pj	6.00%	3/1/2009	AAA	100	101,191
Total					7,109,322
Resource Recovery 0.73%
HI St Ser DG (AMBAC)	5.00%	7/1/2015	AA	240	255,509
MS Business Fin Corp Ref Sys Enrg Res Inc Pj	5.90%	5/1/2022	BBB	2,500	2,308,675
Philadelphia PA Sch Dist Ser B (AMBAC)	5.00%	4/1/2013	AA	260	271,687
Total					2,835,871
Sales Tax 6.06%
AL Pub Sch & College Auth AL Cap Impt	5.00%	12/1/2016	AA	3,500	3,713,920
Bay Area Infrastr Fing Auth CA St Acceleration Nts (FGIC)	5.00%	8/1/2017	A	500	509,580
Dallas Area Rapid Transit(b)	5.00%	12/1/2022	AAA	635	617,807
Dallas Area Rapid Transit(b)	5.00%	12/1/2023	AAA	390	379,441
Dallas Area Rapid Transit(b)	5.00%	12/1/2024	AAA	515	501,056
Dallas Area Rapid Transit(b)	5.00%	12/1/2028	AAA	460	447,545
FL St Dept of Envr Protection Rev Ser A (FGIC)	5.00%	7/1/2014	AA-	4,000	4,214,840
MI St Trunk Line (FGIC)	5.00%	11/1/2012	AA+	350	371,284
NY New York City Trans Fin Auth Rev Ser B	5.00%	11/1/2016	AAA	5,000	5,313,700
NY Loc Govt Assistance Corp Rev Ser C	5.00%	4/1/2016	AAA	5,000	5,341,050
Virgin Islands Pub Fin Auth Gross Rcpts Taxes Ln Nts (FGIC)	5.00%	10/1/2018	BBB+	1,000	948,550
Volusia Cnty FL Sub Lien Sales Tax (FSA)	5.00%	10/1/2015	Aaa	1,000	1,056,740
Total					23,415,513
Special Tax 1.57%
Goodyear AZ Pub Impt Corp Muni Facs Rev Ser A (MBIA)	5.00%	7/1/2022	AA	500	486,400
Kansas City MO Tax Inc Fing Comm Tax Inc Rev Kansas City MO Maincor Pj Ser A	5.25%	3/1/2018	NR	120	110,988

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments	Interest Rate	Credit Maturity Date	Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Tax (continued)
Legends Bay Cmnty Dev Dist FL Cap Impt Rev Ser B	5.50%	5/1/2014	NR	$250	$224,060
Miami-Dade Cnty FL GTD (FGIC)	5.00%	8/1/2014	A+	1,000	1,038,820
Orange Cnty FL (AMBAC)	5.00%	10/1/2013	AA	1,265	1,325,834
Sparks Loc Impt Dists Ltd Oblig Dist No 3	6.50%	9/1/2020	NR	500	472,660
Sparks Tourism Impt Dist No 1 Rev Ser A†	6.50%	6/15/2020	Ba2	2,000	1,876,760
Tempe AZ Pier Town Lake Impt Dist Ser A	5.00%	1/1/2018	Aa3	500	516,030
Total					6,051,552
Tobacco 1.49%
Buckeye OH Tob Sttlmnt Asset Bkd Sr Turbo Ser A-2	5.125%	6/1/2024	BBB	485	412,813
Golden St Tob Securitization Corp CA Asset Bkd Sr Ser A1	5.00%	6/1/2014	BBB	2,500	2,426,750
Tob Sttlmnt Fing Auth Asset Bkd Ser A1	5.50%	6/1/2019	AA-	1,000	1,023,820
Tob Sttlmnt Rev Mgmt Auth SC	5.00%	6/1/2018	BBB	2,000	1,906,800
Total					5,770,183
Toll Roads 3.05%
Camino Real Regl Mobility Auth TX Pass-Thru Toll Transn Rev St Spur 601	5.25%	8/15/2018	A	500	506,985
E-470 Pub Hwy Auth CO Ser D2 (MBIA)	5.00%	9/1/2039	AA	2,000	1,989,600
KY Tpk Auth Rev Revitalization Pj Ser A	5.00%	7/1/2019	AA+	4,040	4,139,950
Maine Tpk Auth (FSA)	5.00%	7/1/2013	AAA	1,000	1,068,150
North TX Twy Auth Rev Ser H	5.00%	1/1/2043	A2	3,000	3,022,560
Triborough NY Bridge & Tunnel Auth Rev Sub Ser D	5.00%	11/15/2014	Aa3	1,000	1,069,410
Total					11,796,655
Transportation 4.06%
Alliance Arpt Auth Inc TX Spl Facs Rev FedEx Corp Pj AMT	4.85%	4/1/2021	BBB	3,000	2,388,360
Clark Cnty NV Arpt Rev Sub Lien Ser A (AMBAC)	5.00%	7/1/2016	AA	250	256,600
FL St Tpk Auth Tpk Rev Dept Transn Ser A	5.00%	7/1/2020	Aa2	500	508,845
Metro Transn Auth NY Ser B	5.00%	11/15/2021	A	500	487,300
Metro WA Arpts Ser A	5.50%	10/1/2014	AA-	3,000	3,072,180
MI St Grant Antic Bds (FSA)	5.25%	9/15/2018	AAA	500	521,745
NJ Econ Dev Auth Rev Transn Pj Ser A	5.00%	5/1/2019	AA-	3,000	3,044,220

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments	Interest Rate	Credit Maturity Date	Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Transportation (continued)
NJ St Transn Tr Fd Grant Antic Bds Ser A (FGIC)	5.00%	6/15/2017	A1	$300	$307,101
North TX Twy Auth Rev Ref Sys First Tier Ser A	5.00%	1/1/2012	A2	500	515,195
North TX Twy Auth Rev Ref Sys First Tier Ser G	5.00%	1/1/2038	A2	2,500	2,518,700
WI St Rev Ser A	5.00%	7/1/2019	AA+	2,000	2,057,360
Total					15,677,606
Water/Sewer 6.28%
CA St Dept of Wtr Res Ser K Pwr Sply	5.00%	5/1/2018	Aa3	4,050	4,209,206
Cape Fear Pub Util Auth NC Wtr & Swr Sys Rev	5.00%	8/1/2018	AA	1,000	1,044,150
Chicago IL Ref Second Lien (FSA)	5.00%	11/1/2013	AAA	1,000	1,061,550
Dallas TX Wtrwrks & Swr Sys Rev (AMBAC)	5.00%	10/1/2014	AAA	1,000	1,064,340
Dist of Columbia Wtr & Swr Auth Ref Sub Lien Ser A (AG)	5.00%	10/1/2018	AAA	1,000	1,045,630
Fulton Cnty GA (FGIC)	5.00%	1/1/2018	AA-	3,000	3,045,360
Indianapolis IN Loc Pub Impt Bd Bk Wtrwrks Pj Ser 2007 L (MBIA)	5.00%	7/1/2019	AA	500	515,650
Lansing MI Sew Disp Sys (FGIC)	5.00%	5/1/2014	AA-	150	158,889
Metro Govt Nashville & Davidson Cnty TN Wtr & Swr Rev Ser A (FSA)	5.25%	1/1/2019	AAA	500	531,320
Miami-Dade FL Rev Ser B (FSA)	5.25%	10/1/2018	AAA	3,000	3,106,170
Northwest Subn Muni Jt Action Wtr Agy IL Wtr Supply Sys Rev	5.00%	5/1/2018	AA-	500	521,240
NY St Envr Facs Rev Fing Pg Ser A	4.375%	10/15/2014	AAA	1,000	1,025,490
Onslow NC Wtr & Swr Auth Combined Entrprse Sys Rev Ser A (MBIA)	5.00%	6/1/2019	AA	500	510,340
Pima Cnty AZ Swr Rev (FSA)	5.00%	7/1/2014	AAA	200	214,082
Portland OR Ref First Lien Ser A (FSA)	5.00%	6/15/2014	AAA	1,000	1,070,980
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	350	337,747
Tuscon AZ Rev (FGIC)	5.50%	7/1/2018	AA-	4,100	4,309,428
Yuma AZ Muni Ppty Corp Util Sys Rev Sr Lien (XLCA)	5.00%	7/1/2024	A	500	469,265
Total					24,240,837
Total Municipal Bonds (cost $382,971,143)					369,638,003

See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERMEDIATE TAX FREE FUND September 30, 2008

Investments				Shares (000)	Value
SHORT-TERM INVESTMENT 1.82%
Money Market Mutual Fund
Dreyfus Municipal Cash Management Plus (cost $7,011,224)				7,011	$7,011,224
Total Investments in Securities 97.52% (cost $389,982,367)					376,649,227
Cash and Other Assets in Excess of Liabilities(f) 2.48%					9,589,112
Net Assets 100.00%					$386,238,339
Open Futures Contracts at September 30, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation/ (Depreciaton)
U.S. 10-Year Treasury Note	December 2008	160	Short	$(18,340,000)	$360,023
U.S. 30-Year Treasury Bond	December 2008	20	Short	(2,343,438)	(4,904)
Total					$355,119

See Notes to Financial Statements.

Schedule of Investments

GEORGIA TAX FREE TRUST September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 104.71%
Education 23.41%
Americus-Sumter GA Payroll Dev Auth Rev GSW Fndtn Student Hsg Pj (CIFG)	5.00%	6/1/2036	A2	$2,285	$2,024,190
Athens GA Hsg Auth Student Hsg Lease Rev Univ of GA East Campus (AMBAC)	5.00%	12/1/2027	Aa2	2,000	1,921,220
Athens-Clarke Cnty GA Univ Govt Dev Auth Edl Facs Rev UGA Cert Precint LLC	5.00%	6/15/2031	Aa2	2,500	2,326,425
Athens-Clarke Cnty GA Univ Govt UGA Rev CCRC Bldg LLC Pj (AMBAC)	5.00%	12/15/2032	AA	1,050	945,966
Atlanta GA Dev Auth Edl Facs Rev Science Park LLC Pj	4.75%	7/1/2027	A1	3,080	2,654,590
Atlanta GA Dev Auth Edl Facs Rev Science Park LLC Pj	5.25%	7/1/2027	A1	2,000	1,846,000
Bulloch Cnty GA Dev Auth GA South Univ Pj (AMBAC)	5.00%	8/1/2021	Aa3	400	400,524
Bullock Cnty GA Dev Auth Student Hsg Rev Southn Univ Hsg Fndtn Four (AG)	5.25%	7/1/2028	Aaa	2,465	2,429,060
Carrollton Payroll Dev Auth Rev Univ of West GA Evergreen Complex	5.25%	7/1/2029	A2	1,175	1,077,922
Dahlonega GA Downtown Dev Auth Pkg & Rec Ctr LLC A (CIFG)	5.00%	7/1/2032	A+	1,000	869,720
Fulton Cnty GA Dev Auth Rev GA Tech Athletic Assoc (AMBAC)	5.50%	10/1/2017	AA	1,000	1,035,270
Fulton Cnty GA Dev Auth Rev GA Tech Fndtn Sac II Pj Ser A	5.125%	11/1/2021	AA+	750	758,580
Fulton Cnty GA Dev Auth Rev GA Tech Fndtn Sac Ser A	5.00%	11/1/2031	AA+	1,400	1,333,654
Fulton Cnty GA Dev Auth Rev Tuff Morehouse Pj Ser A (AMBAC)	5.50%	2/1/2022	AA	1,000	1,013,860
Gainesville GA Redev Auth Edl Riverside Military Academy	5.125%	3/1/2037	BBB-(c)	1,800	1,386,018
Marietta GA Dev Auth Rev Life Univ Inc Pj	7.00%	6/15/2030	Ba3	2,000	1,871,080
Marietta GA Dev Auth Rev Ser Student Hsg SPSU Student Hsg I	5.125%	9/15/2023	A2	1,000	935,940
Peach Cnty GA Dev Auth Student Fort Vly St Univ Fndtn Ppty (AMBAC)	5.00%	6/1/2023	AA	1,115	1,090,002
Peach Cnty GA Dev Auth Student Fort Vly St Univ Fndtn Ppty LLC (AMBAC)	5.00%	6/1/2034	AA	1,000	926,990
Private Colleges & Univs Auth GA Rev Spelman College	5.25%	6/1/2021	Aa3	1,340	1,361,467

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
Richmond Cnty GA Dev Auth Student Hsg Facs Rev ASU Jaguar Student Hsg LLC (XLCA)	5.00%	7/1/2034	A2	$1,000	$885,650
Total					29,094,128
General Obligation 11.85%
Barnesville-Lamar Cnty GA Indl Dev Auth Student Hsg Facs Rev Gordon College Pptys A	5.00%	8/1/2030	A3	145	123,383
Gwinnett Cnty Sch Dist(b)	5.00%	2/1/2028	AAA	10,000	9,793,150
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	2,500	1,891,825
Paulding Cnty GA Sch Dist	4.75%	2/1/2027	AA+	1,000	923,490
Puerto Rico Comwlth Pub Impt Ser A	5.125%	7/1/2031	BBB-	665	595,508
Puerto Rico Comwlth Ser A	5.375%	7/1/2028	BBB-	1,155	1,066,065
Puerto Rico Comwlth Unrefunded Pub Impt Ser A	5.25%	7/1/2030	BBB-	380	333,237
Total					14,726,658
Healthcare 9.10%
Clarke Cnty GA Hosp Auth Rev Ctfs Athens Regl Med Ctr Pj (MBIA)	5.125%	1/1/2032	AA	500	476,155
Cobb Cnty GA Hosp Auth Rev Ref & Impt Rev Antic Ctfs (AMBAC)	5.25%	4/1/2024	AA	1,000	993,710
Coffee Cnty GA Hosp Auth Rev Ref Coffee Regl Med Ctr Inc Pj	5.00%	12/1/2026	BBB	1,010	797,920
Coffee Cnty GA Hosp Auth Rev Ref Coffee Regl Med Ctr Inc Pj	5.25%	12/1/2022	BBB	1,000	862,840
Fulton Cnty GA Resdl Care Facs First Mtg Lenbrook Pj Ser A	5.00%	7/1/2027	NR	1,500	1,167,075
Glynn-Brunswick Mem Hosp Auth GA Rev 2005 Antic Ctfs (MBIA)	6.00%	8/1/2016	AA	100	100,172
Glynn-Brunswick Mem Hosp Auth GA Rev Antic Ctfs Southeast GA Ser A	5.50%	8/1/2028	A	1,840	1,654,602
Houston Cnty GA Hosp Auth Rev Antic Ctfs Houston Hlthcare Pj	5.00%	10/1/2038	A2	1,500	1,232,115
Houston Cnty GA Hosp Auth Rev Antic Ctfs Houston Hlthcare Pj	5.25%	10/1/2035	A2	1,500	1,293,555
Med Ctr Hosp Auth GA Rev Spring Harbor Green Isl Pj	5.25%	7/1/2037	NR	1,300	964,054
Puerto Rico Indl Tourist Edl & Med Envr Ctrl Fac Hosp de la Concepcion	6.50%	11/15/2020	Aa1	410	427,298

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
Ware Cnty GA Hosp Auth Rev Antic Ctfs GTD (MBIA)	5.50%	3/1/2021	A2	$500	$504,255
Wayne Cnty GA Hosp Auth Rev GTD (XLCA)	5.00%	3/1/2023	NR	1,000	841,310
Total					11,315,061
Housing 7.65%
Albany-Dougherty GA Inner City Albany St Univ Student Hsg A (XLCA)	5.00%	7/1/2031	BBB-	1,000	792,370
East Point GA Hsg Auth Multi Fam Rev Hsg Laurel Ridge WA Rd Apts AMT (FNMA)	5.00%#	10/1/2032	AAA	3,500	3,029,425
GA St Hsg & Fin Auth Rev Sing Fam Mtg Ser B AMT	5.05%	12/1/2031	AAA	1,000	833,790
GA St Hsg & Fin Auth Rev Sing Fam Mtg Sub Ser A-2 AMT	4.85%	12/1/2037	AAA	100	78,315
GA St Hsg & Fin Auth Rev Sing Fam Mtg Sub Ser A-2 AMT	4.90%	12/1/2031	AAA	2,000	1,588,660
GA St Hsg & Fin Auth Rev Sub Ser A-2 AMT	4.875%	12/1/2024	AAA	100	86,658
Richmond Cnty GA Dev Auth ASU Jaguar Student Hsg LLC A	5.25%	2/1/2030	A3	2,000	1,780,340
Savannah GA Econ Dev Auth Multi Fam Hsg Rev AMT (GNMA)	5.15%	11/20/2022	AAA	500	466,375
Tift Cnty GA Dev Auth Student Hsg Facs Rev Second ABAC LLC Pj (CIFG)	5.00%	8/1/2037	A3	1,000	858,130
Total					9,514,063
Industrial 4.36%
Albany Dougherty GA Payroll Dev Auth Procter & Gamble AMT	5.20%	5/15/2028	AA-	1,035	938,362
De Kalb Cnty GA Dev Auth Pollutn Ctrl Rev Ref General Motors Corp Pj	6.00%	3/15/2021	B-	1,500	901,305
Fulton Cnty GA Dev Auth Loc Dist Cooling Fac Rev Sr Maxon Atlantic Station A AMT	5.125%#	3/1/2026	BBB	1,500	1,297,875
Richmond Cnty GA Dev Auth Envr Impt Rev Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	1,000	706,360
Virgin Islands Pub Fin Auth Refinery Facs Rev Sr Secd Hovensa Refinery AMT	4.70%	7/1/2022	BBB	2,000	1,579,880
Total					5,423,782

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease 4.54%
Assoc Cnty GA Commnrs Leasing Pj Unrefunded Bal Pub Purp Pj (AMBAC)	5.625%	7/1/2020	AAA	$10	$10,296
Atlanta GA Dev Auth Rev Tuff ATDC Pj Ser A	5.00%	1/1/2035	A3	1,275	1,100,401
Atlanta GA Dev Auth Rev Tuff ATDC Pj Ser C	4.625%	1/1/2035	A3	1,170	942,026
Fayette Cnty GA Pub Fac Auth Rev Criminal Justice Ctr Pj	5.00%	6/1/2026	AA	1,040	1,020,791
GA Muni Assoc Inc Ctfs City Court Atlanta Pj (AMBAC)	5.25%	12/1/2026	AA	750	753,330
GA Sch Bds Assoc Inc Dekalb Cnty Pub Schs Pj (MBIA)	5.00%	12/1/2023	AA	1,000	943,130
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	6.50%	10/1/2037	NR	1,000	873,990
Total					5,643,964
Miscellaneous 1.17%
Cobb Marietta GA Coliseum & Exhibit Hall Auth Rev (MBIA)	5.625%	10/1/2026	AA	1,000	971,580
George L Smith II GA World Congress Ctr Auth Rev AMT (MBIA)	5.75%	7/1/2015	AA	500	481,640
Total					1,453,220
Power 6.18%
Appling Cnty GA Dev Auth Pollutn Ctrl Rev GA Pwr Co Plant Hatch Pj (AMBAC)	4.40%	7/1/2016	AA	1,000	978,250
Main Str Nat Gas Inc GA Gas Pj Ser B	5.00%	3/15/2019	A	1,000	831,020
Monroe Cnty Dev Auth GA Oglethorpe Pwr Scherer B (AMBAC)	4.625%	1/1/2036	AA	1,500	1,509,135
Muni Elec Auth GA Combustion Cycle Pj Ser A	5.00%	11/1/2023	A1	1,000	952,000
Muni Elec Auth GA Combustion Cycle Pj Ser A (MBIA)	5.00%	11/1/2020	AA	1,000	993,690
Muni Elec Auth GA Combustion Turbine Pj Ser A (MBIA)	5.25%	11/1/2022	AA	1,445	1,419,568
Muni Electric Auth of GA Rev Gen Resolution Pjs Sub Ser A	5.25%	1/1/2021	A	1,000	992,790
Total					7,676,453

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded 11.04%
Assoc Cnty GA Commnrs Leasing Pj Pub Purp Pj (AMBAC)	5.625%	7/1/2020	AAA	$15	$15,914
Athens-Clarke Cnty GA Univ Govt Dev Auth Rev Catholic Hlth East Issue	5.50%	11/15/2032	A1	1,000	1,088,020
Atlanta GA Arpt Facs Rev Gen Ser A (FGIC)	5.60%	1/1/2030	A+	1,500	1,571,670
Atlanta GA ETM	5.60%	12/1/2015	AA-	95	99,103
Cobb Cnty GA Kennestone Hosp Auth Rev Ctfs Ser 86 A ETM (MBIA)	Zero Coupon	8/1/2015	AA	305	200,241
Fayette Cnty GA Pub Fac Auth Rev Criminal Justice Ctr Pj	6.00%	6/1/2030	AA	1,000	1,066,670
Private Colleges & Univs Auth GA Rev Emory Univ Pj Ser A	5.50%	11/1/2020	AA	1,000	1,066,900
Private Colleges & Univs Auth GA Rev Mercer Univ Pj	5.75%	10/1/2031	Baa2	500	548,550
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser C	6.00%	7/1/2029	AAA	250	267,050
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.75%	7/1/2041	AAA	2,500	2,704,775
Puerto Rico Comwlth Pub Impt	5.00%	7/1/2027	AAA	370	393,980
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	AAA	620	674,585
Puerto Rico Comwlth Pub Impt Ser A (MBIA)	5.75%	7/1/2026	AA	1,240	1,296,606
Puerto Rico Pub Impt Bldgs Govt Facs Ser D	5.25%	7/1/2036	BBB-	915	969,040
Puerto Rico Pub Impt Bldgs Govt Facs Ser D	5.375%	7/1/2033	BBB-	1,185	1,260,129
Savannah GA Econ Dev Auth Rev Sub Ser C ETM	Zero Coupon	12/1/2021	Aaa	1,000	494,050
Total					13,717,283
Resource Recovery 1.81%
Atlanta GA Wtr & Wst Wtr Rev Ser A Unrefunded Bal (FGIC)	5.00%	11/1/2029	A	2,090	1,898,138
Cobb Cnty GA Dev Auth Solid Wst Disp GA Wst Mgt Pj Ser A AMT	5.00%	4/1/2033	BBB	500	355,830
Total					2,253,968

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Sales Tax 0.95%
Metro Atlanta Rapid Transn Auth GA Sales Tax Ser N (MBIA) (IBC)	6.25%	7/1/2018	AAA	$465	$520,633
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	750	654,202
Total					1,174,835
Special Tax 0.91%
Atlanta GA Dev Auth Rev Opportunity Pj (AMBAC)	5.00%	12/1/2018	AA	1,105	1,133,675
Tobacco 0.53%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	750	653,580
Transportation 3.63%
Atlanta GA Arpt Fac Rev AMT (MBIA)	Zero Coupon	1/1/2010	AA	355	331,740
Atlanta GA Arpt Facs Rev Gen Ser A AMT (FSA)	5.125%	1/1/2030	AAA	100	86,821
Augusta GA Arpt Rev Gen Passenger Fac Charge A	5.15%	1/1/2035	Baa2	1,020	791,602
College Park GA Business Indl Dev Auth Rev Civic Ctr Pj (AMBAC)	5.25%	9/1/2026	AA	1,000	972,800
Macon Bibb Cnty GA Indl Auth Arpt Impt Rev Atlantic AMT (AMBAC)	5.00%	4/1/2018	AA	465	451,659
Metro Atlanta Rapid Transit Auth Ref Third Indenture Ser B (FSA)	5.00%	7/1/2029	AAA	2,000	1,876,580
Total					4,511,202
Water/Sewer 17.58%
Augusta GA Wtr & Swr Rev (FSA)	5.00%	10/1/2024	AAA	2,000	1,965,440
Carroll Cnty GA Wtr Auth Wtr & Swr Rev (AMBAC)	5.25%	7/1/2021	Aa3	500	507,500
Cherokee Cnty GA Wtr & Swr Auth Rev Ser 2006 (FSA)	5.00%	8/1/2031	AAA	3,000	2,818,530
De Kalb Cnty GA Wtr & Swr Rev Ser A(b)	5.00%	10/1/2035	AA	12,540	11,730,292
Elberton GA Combined Util Sys Rev Ref & Impt (AMBAC)	5.50%	1/1/2019	Aa3	550	567,732
Forsyth Cnty GA Wtr & Swr Auth Rev (FSA)	5.00%	4/1/2019	AAA	500	516,060
Glynn Cnty GA Wtr & Swr Rev Ref & Impt (AMBAC)	5.00%	4/1/2023	Aa3	750	715,628

See Notes to Financial Statements.

Schedule of Investments (concluded)

GEORGIA TAX FREE TRUST September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer (continued)
Puerto Rico Comwlth Aqueduct & Swr Auth Sr Lien Ser A	6.00%	7/1/2038	BBB-	$1,000	$964,990
Walton Cnty GA Wtr & Swr Auth Walton Hard Labor Creek Pj GTD (FSA)	5.00%	2/1/2033	AAA	2,150	2,062,237
Total					21,848,409
Total Investments in Municipal Bonds 104.71% (cost $141,866,604)					130,140,281
Liabilities in Excess of Cash and Other Assets(f) (4.71%)					(5,851,863)
Net Assets 100.00%					$124,288,418
Open Futures Contracts at September 30, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2008	188	Short	$(22,028,313)	$(46,101)

See Notes to Financial Statements.

Schedule of Investments

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 108.67%
Acute Care Hospital 0.12%
Fulton Cnty PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Pj	5.875%	7/1/2031	NR	$1,500	$1,257,075
Airlines 3.74%
Alliance Arpt Auth Inc TX Spl Facs Rev American Airlines Inc Pj AMT	5.25%	12/1/2029	CCC+	27,000	12,171,060
Houston TX Arpt Sys Rev Spl Facs Rev Continental Airlines C AMT	6.125%	7/15/2027	B-	3,120	2,331,670
New York City NY Indl Dev Agy Spl Fac Rev American Airlines JFK Intl Arpt AMT	7.625%	8/1/2025	B-	23,300	20,526,834
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	3,955	2,512,691
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.25%	9/15/2019	B	3,325	2,740,598
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	7.20%	11/15/2030	B	755	622,346
Total					40,905,199
Airport Passenger Facility Charge 0.32%
Augusta GA Arpt Rev Gen Ser C AMT	5.45%	1/1/2031	Baa2	2,410	1,938,604
Phoenix AZ Indl Dev Auth Arpt Fac Rev America West Airlines Inc Pj AMT	6.25%	6/1/2019	Caa3	1,955	1,536,728
Total					3,475,332
Airport Special Facility 0.70%
Greater Orlando Aviation Auth Orlando FL Spl Arpt Facs JetBlue Airways Corp AMT	6.375%	11/15/2026	NR	2,305	1,664,279
Greater Orlando Aviation Auth Orlando FL Spl Arpt Facs JetBlue Airways Corp AMT	6.50%	11/15/2036	NR	5,000	3,447,300
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.625%	9/15/2012	B	2,760	2,573,535
Total					7,685,114
Charter Schools 9.20%
CA Muni Fin Auth High Tech High Chula Vista B†	6.125%	7/1/2038	BB+(c)	1,250	1,126,662
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR	1,640	1,303,488

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Charter Schools (continued)
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR	$1,500	$1,143,030
CA Statewide Cmntys Dev Auth Rev Windrush Sch	5.50%	7/1/2037	NR	1,000	785,690
Charyl Stockwell Academy MI COP	5.75%	10/1/2025	NR	4,130	3,658,973
Chester Cnty PA Indl Dev Auth Rev Renaissance Academy Pj A	5.625%	10/1/2015	NR	1,870	1,790,301
CO Edl & Cultural Facs Auth CO New Vision Charter Pj Sch†	6.75%	4/1/2040	NR	930	868,332
CO Edl & Cultural Facs Auth Rev Charter Sch Cmnty Leadership	6.50%	7/1/2038	NR	1,065	941,013
Conner Creek Academy East MI Pub Sch Academy Rev	5.25%	11/1/2036	BB+	1,000	759,500
Detroit Cmnty High Sch MI Pub Sch Academy Rev	5.65%	11/1/2025	BB	1,000	844,640
Detroit Cmnty High Sch MI Pub Sch Academy Rev	5.75%	11/1/2030	BB	1,255	1,031,334
Doctor Charles Drew Academy MI COP	5.70%	11/1/2036	NR	1,665	1,074,291
FL Dev Fin Corp Rev Palm Bay Academy Inc Pj A	6.00%	5/15/2036	BB-	2,000	1,646,200
FL Dev Fin Corp Rev Palm Bay Academy Inc Pj A	6.125%	5/15/2037	BB-	1,855	1,546,680
Kansas City MO Indl Dev Auth Allen Vlg Sch Pj Ser A†	6.125%	8/1/2026	NR	1,550	1,382,538
Kansas City MO Indl Dev Auth Allen Vlg Sch Pj Ser A†	6.25%	8/1/2036	NR	2,815	2,408,824
Kansas City MO Indl Dev Auth Derrick Thomas Ser A†	5.875%	1/1/2037	NR	6,570	5,422,287
La Vernia Higher Ed Fin Corp Rev Bd Ser A	7.125%	2/15/2038	NR	5,015	4,567,612
La Vernia TX Higher Ed Fin Corp Ed Rev Amigos Por Vida Friends Life	6.25%	2/15/2026	NR	1,000	899,280
La Vernia TX Higher Ed Fin Corp Ed Rev Amigos Por Vida Friends Life	6.375%	2/15/2037	NR	1,000	868,470
Lee Cnty FL Indl Dev Auth Indl Dev Rev Lee Charter Fndtn Ser A	5.375%	6/15/2037	BB	3,500	2,612,155
MD St Hlth & Higher Edl Facs Auth Rev Washington Christian Academy	5.25%	7/1/2018	NR	250	226,497
MD St Hlth & Higher Edl Facs Auth Rev Washington Christian Academy	5.50%	7/1/2038	NR	2,300	1,759,408

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Charter Schools (continued)
MI Pub Edl Facs Auth Rev Ltd Oblig Bradford Academy†	6.50%	9/1/2037	BBB-	$5,000	$4,455,050
MI Pub Edl Facs Auth Rev Ltd Oblig Crescent	7.00%	10/1/2036	NR	745	700,829
MI Pub Edl Facs Auth Rev Ltd Oblig David Ellis West Pj	5.875%	6/1/2037	NR	3,390	2,744,137
MI Pub Edl Facs Auth Rev Ltd Oblig Old Redford Pj Ser A	5.875%	12/1/2030	BBB-	3,720	3,320,769
Milwaukee WI Redev Auth Rev Academy of Learning Ser A	5.65%	8/1/2037	NR	1,000	807,520
Milwaukee WI Redev Auth Rev Science Ed Consortium Pj Ser A	5.625%	8/1/2025	BBB-	1,715	1,580,750
Palm Bay FL Edl Facs Rev Patriot Charter Sch Pj Ser A	6.75%	7/1/2022	NR	1,460	1,320,497
Palm Bay FL Edl Facs Rev Patriot Charter Sch Pj Ser A	7.00%	7/1/2036	NR	5,000	4,385,250
Palm Beach Cnty FL Rev G Star Sch of Arts Ser A	6.75%	5/15/2035	BB	2,455	2,297,193
Pima Cnty AZ Indl Dev Auth Edl Rev American Charter Schs Fdtn A	5.625%	7/1/2038	BBB(c)	9,000	7,469,100
Pima Cnty AZ Indl Dev Auth Edl Rev Ref Horizon Cmnty Learning Ctr	5.25%	6/1/2035	BBB	10,000	8,051,000
Pima Cnty AZ Indl Dev Auth Edl Rev Ref Paradise Ed Ctr Pj	5.875%	6/1/2022	BB	250	221,470
Pima Cnty AZ Indl Dev Auth Edl Rev Ref Paradise Ed Ctr Pj	6.00%	6/1/2036	BB	1,800	1,479,600
Plymouth MI Edl Ctr Charter Sch Pub Sch Academy Rev	5.375%	11/1/2030	BBB-	1,500	1,249,935
Provo UT Charter Sch Rev Freedom Academy Fndtn	5.50%	6/15/2037	NR	3,000	2,369,310
Spanish Fork City UT Charter Sch Rev American Leadership Academy	5.55%	11/15/2021	NR	1,225	1,097,306
Spanish Fork City UT Charter Sch Rev American Leadership Academy	5.55%	11/15/2026	NR	800	683,320
Spanish Fork City UT Charter Sch Rev American Leadership Academy	5.70%	11/15/2036	NR	1,750	1,433,355
Star Intl Academy MI COP	6.125%	3/1/2037	BB+	1,460	1,212,019
Summit Academy MI Pub Sch Academy Rev	6.375%	11/1/2035	BB+	3,795	3,407,417
Twp of Baytown MN Rev St. Croix Prep Academy Ser A	6.75%	8/1/2028	NR	1,000	938,730

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Charter Schools (continued)
Twp of Baytown MN Rev St. Croix Prep Academy Ser A	7.00%	8/1/2038	NR	$1,500	$1,397,475
TX St Pub Fin Auth Charter Sch Fin Corp Rev Cosmos Fndtn Ser A	5.375%	2/15/2037	NR	2,870	2,061,722
UT Cnty UT Charter Sch Rev Lakeview Academy Ser A	5.625%	7/15/2037	NR	1,000	812,760
UT Cnty UT Charter Sch Rev Lincoln Academy Ser A†	5.875%	6/15/2037	NR	1,750	1,470,035
UT St Charter Sch Fin Auth Rev Noah Webster Academy Ser A (AMBAC)	6.50%	6/15/2038	NR	1,500	1,312,680
West Vly City UT Charter Sch Rev Monticello Academy†	6.375%	6/1/2037	NR	4,200	3,551,184
Total					100,497,618
Correctional Facilities 2.57%
Baker FL Correctional Dev 1st Mtg Rev Detention Ctr Pj	7.50%	2/1/2030	NR	6,800	6,221,252
IAH Pub Fac Corp Pj Rev	6.00%	5/1/2016	NR	1,000	957,150
IAH Pub Fac Corp Pj Rev	6.00%	5/1/2021	NR	2,000	1,779,180
IAH Pub Fac Corp Pj Rev	6.125%	5/1/2026	NR	1,500	1,262,955
Madison Cnty FL Rev First Mtg Twin Oaks Pj Ser A	6.00%	7/1/2025	NR	1,185	1,055,148
Maverick Cnty TX Pub Fac Corp Pj Ser A-1	6.25%	2/1/2024	NR	4,810	4,122,507
Otero Cnty NM Jail Pj	5.75%	4/1/2018	NR	1,925	1,786,554
Otero Cnty NM Jail Pj	6.00%	4/1/2023	NR	1,350	1,210,167
Otero Cnty NM Jail Pj	6.00%	4/1/2028	NR	1,900	1,613,879
Rivers Auth Inc Mont Pj Rev Sr Lien	7.375%	11/1/2027	NR	2,615	1,732,124
San Luis AZ Fac Dev Corp Rev Sr Lien Pj Regl Detention Ctr	7.00%	5/1/2020	NR	1,000	921,150
San Luis AZ Fac Dev Corp Rev Sr Lien Pj Regl Detention Ctr	7.25%	5/1/2027	NR	1,200	1,071,216
Willacy Cnty TX Loc Govt Corp Rev Pj Ser A-2	6.00%	9/1/2010	NR	4,315	4,281,817
Total					28,015,099
Dirt Bonds, Tax Increment/Allocation 0.71%
Allegheny Cnty PA Redev Auth Rev Pittsburgh Mills Pj	5.60%	7/1/2023	NR	500	459,450

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Dirt Bonds, Tax Increment/Allocation (continued)
Atlanta GA Tax Alloc Eastside Pj Ser A AMT	5.625%	1/1/2016	NR	$1,500	$1,456,470
Atlanta GA Tax Alloc Eastside Pj Ser B	5.60%	1/1/2030	NR	1,000	822,420
Branson MO Indl Dev Auth Tax Rev Branson Landing Retail Pj	5.50%	6/1/2029	NR	6,220	5,045,602
Total					7,783,942
Education 2.46%
CA Statewide Cmntys Dev Auth Rev Thomas Jefferson Sch Law Ser A	7.25%	10/1/2032	BB+	3,500	3,239,250
CA Statewide Cmntys Dev Auth Sonoma Country Day Sch COP	6.00%	1/1/2029	NR	6,715	5,505,360
Charyl Stockwell Academy MI COP	5.90%	10/1/2035	NR	3,000	2,535,450
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	4,500	3,988,485
IA Higher Ed Ln Auth Rev Ref Private College Grand View	5.00%	10/1/2031	NR	6,000	4,914,960
IA Higher Ed Ln Auth Rev Ref Private College Grand View	5.10%	10/1/2036	NR	3,895	3,161,922
IA Higher Ed Ln Auth Rev Ref Private College Waldorf A	5.00%	10/1/2034	NR	1,000	799,260
Lee Cnty FL Indl Dev Auth Lee Charter Fndtn Ser A	5.25%	6/15/2027	BB	3,500	2,761,885
Total					26,906,572
Gaming 0.35%
Mohegan Tribe Indians CT Gaming Pub Impt Priority Dist†	5.125%	1/1/2023	BB	3,350	2,734,069
Mohegan Tribe Indians CT Gaming Pub Impt Priority Dist†	5.25%	1/1/2033	BB	1,500	1,125,315
Total					3,859,384
General Airport 1.72%
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev A Sub Ser 2 AMT	9.00%	5/1/2029	CCC+	7,500	5,481,000
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev A Sub Ser 3 AMT	9.125%	5/1/2029	CCC+	1,500	1,051,560
Metro WA Arpts Auth(b)	5.00%	10/1/2022	AA-	3,250	2,882,311
Metro WA Arpts Auth(b)	5.25%	10/1/2027	AA-	4,540	4,026,367
Metro WA Arpts Auth(b)	5.375%	10/1/2028	AA-	2,500	2,217,163

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Airport (continued)
Susquehanna Area Regl Arpt Auth PA Ser A AMT	6.50%	1/1/2038	Baa3	$3,500	$3,125,395
Total					18,783,796
General Obligation 1.87%
Fort Bend TX Indpt Sch Dist (PSF GTD)(b)	5.00%	8/15/2029	AAA	10,000	9,536,400
NY St Urban Dev Corp(b)	5.00%	12/15/2025	AAA	3,730	3,599,201
NY St Urban Dev Corp(b)	5.00%	12/15/2026	AAA	5,420	5,229,938
NY St Urban Dev Corp(b)	5.00%	12/15/2027	AAA	2,160	2,084,256
Total					20,449,795
Healthcare 18.19%
Allegheny Cnty PA Hosp Dev Auth Rev West PA Hlth Sys Ser A	5.00%	11/15/2028	BB	11,000	7,767,870
Alton IL St. Anthony's Hlth Ctr	6.00%	9/1/2010	BB+	685	679,383
CA Statewide Cmntys Dev Auth Rev Vlycare Hlth Sys Ser A	5.125%	7/15/2031	NR	1,500	1,157,955
Cuyahoga Cnty OH Hlthcare & Indpt Living Fac Rev Fac Eliza Jennings Sr Care Ser A	6.00%	5/15/2037	NR	4,300	3,535,546
Cuyahoga Cnty OH Hlthcare & Indpt Living Fac Rev Fac Eliza Jennings Sr Care Ser A	6.00%	5/15/2042	NR	2,500	2,023,900
Denver CO Hlth & Hosp Auth Hlthcare Rev Ser A	4.75%	12/1/2036	BBB	4,270	3,066,458
Hillsborough Cnty FL Indl Dev Auth Hosp Rev Tampa Gen Hosp Pj(b)	5.25%	10/1/2041	A3	5,000	4,123,500
Hillsdale MI Hosp Fin Auth Hosp Rev Hillsdale Cmnty Hlth Ctr	5.75%	5/15/2018	BBB-	2,360	2,338,052
Holmes Cnty Hosp Corp FL Hosp Rev Doctors Mem Hosp	5.75%	11/1/2026	NR	6,820	5,896,367
Holmes Cnty Hosp Corp FL Hosp Rev Doctors Mem Hosp	6.00%	11/1/2038	NR	7,115	5,897,695
IL Fin Auth Rev Bds Edward Hosp A Rmkt	6.25%	2/1/2033	AA	500	514,535
IL Fin Auth Rev Kewannee Hosp Pj	5.10%	8/15/2031	NR	1,215	915,430
IL Fin Auth Rev Landing at Plymouth Pj A	6.00%	5/15/2025	NR	3,000	2,646,150
IN Hlth & Edl Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.50%	3/1/2037	BBB	5,000	4,148,900

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
IN Hlth & Edl Facs Fing Auth Hsg Rev Clarian Hlth Oblig Group B	5.00%	2/15/2033	A+	$15,150	$12,269,076
Iron River MI Hosp Fin Auth	6.50%	5/15/2033	NR	3,000	2,733,540
Jacksonville FL Hlth Facs Auth Brooks Hlth Sys	5.25%	11/1/2038	A	5,000	4,070,150
Johnston Mem Hosp Auth (FHA)(FSA)(b)	5.25%	10/1/2036	AAA	7,000	6,682,025
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.375%	4/15/2022	Ba2	4,215	4,291,839
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.50%	4/15/2031	Ba2	6,830	6,885,323
Louisville & Jefferson Cnty KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc	5.25%	10/1/2036	A-	12,585	10,428,812
MD St Hlth & Higher Edl Facs Auth Rev Washington Cnty Hosp	5.75%	1/1/2033	BBB-	1,035	890,266
MD St Hlth & Higher Edl Facs Auth Rev Washington Cnty Hosp	6.00%	1/1/2028	BBB-	2,280	2,062,921
NJ Hlthcare Fac Fin Auth Rev Holy Name Hosp	5.25%	7/1/2030	BBB	17,000	14,368,230
Northhampton Cnty Gen Purp St. Luke's Hosp Pj Ser A	5.25%	8/15/2024	BBB+	1,210	1,101,705
Northhampton Cnty Gen Purp St. Luke's Hosp Pj Ser A	5.375%	8/15/2028	BBB+	1,675	1,495,423
NY St Dorm Auth Orange Regl Med Ctr	6.125%	12/1/2029	Ba1	4,250	3,894,573
OH St Higher Edl Fac Commn Rev Hosp Cleveland Clinic Hlth Ser A(e)	5.25%	1/1/2033	Aa2	7,000	6,194,720
Philadelphia Hosps & Higher Ed Facs Auth Rev Temple Univ Hosp Pj Ser A	6.625%	11/15/2023	BBB	7,000	6,163,640
Sayre Mem Hosp Auth OK Hosp & Sales Tax Rev	6.00%	7/1/2037	NR	4,000	3,394,640
SC Jobs Econ Dev Hosp Rev Ref & Impt Hampton Regl Med	5.25%	11/1/2028	NR	12,000	9,502,560
St. Paul MN Hsg & Redev Auth Hlthcare Fac Rev Healthpartners Oblig Grp Pj	5.25%	5/15/2036	Baa1	7,750	6,402,585
St. Paul MN Hsg & Redev Auth Hosp Rev Hltheast Pj	6.00%	11/15/2030	Baa3	2,500	2,312,925
Sylacauga AL Hlthcare Auth Rev Coosa Vly Med Ctr Ser A	6.00%	8/1/2035	NR	3,000	2,488,830
Univ of AL at Birmingham Hosp Rev Ser A (IBC)(MBIA)	5.00%	9/1/2041	AA	3,500	3,062,710

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
Vigo Cnty IN Hosp Auth Rev Union Hosp Inc†	5.70%	9/1/2037	NR	$3,000	$2,391,930
Vigo Cnty IN Hosp Auth Rev Union Hosp Inc†	5.75%	9/1/2042	NR	7,000	5,507,670
Washington Cnty IA Hosp Rev Washington Cnty Hosp Pj	5.375%	7/1/2026	NR	1,000	871,040
Washington Cnty IA Hosp Rev Washington Cnty Hosp Pj	5.50%	7/1/2032	NR	2,540	2,185,289
Western IL Econ Dev Auth Rev Carthage Mem Hosp Pj Ser B	7.00%	6/1/2033	NR	2,890	2,700,705
WI Hlth & Edl Facs Auth Rev Wheaton Hlthcare Ser B(b)	5.125%	8/15/2030	A-	26,150	19,936,498
Wilson Cnty KS Hosp Rev	5.60%	9/1/2036	NR	3,530	2,938,407
WV St Hosp Fin Auth WV Thomas Hlth Sys	6.50%	10/1/2028	NR	7,425	6,776,278
Total					198,716,051
Healthcare System 3.02%
Alton IL St. Anthonys Hlth Ctr	6.00%	9/1/2014	BB+	1,620	1,550,826
Lubbock TX Hlth Facs Dev Corp Rev 1st Mtg Carillon Pj A	6.30%	7/1/2019	NR	4,010	3,849,520
MA St Hlth & Edl Facs Auth Rev UMass Mem Issue Ser D	5.25%	7/1/2025	BBB	8,560	7,367,335
NJ Hlthcare Fac Fin Auth Rev Somerset Med Ctr	5.50%	7/1/2033	Ba2	1,700	1,335,588
Orange Cnty FL Hlth Facs Auth Ref Hlthcare Orlando Lutheran	5.375%	7/1/2020	NR	1,100	967,648
Orange Cnty FL Hlth Facs Auth Ref Hlthcare Orlando Lutheran	5.70%	7/1/2026	NR	1,920	1,625,280
RI St Hlth & Edl Bldg Corp Rev Hosp Fin St. Joseph Hlth Svcs	5.50%	10/1/2029	BB	15,470	12,306,385
St. Paul MN Port Auth Lease Rev Hltheast Midway Campus 03 A	5.75%	5/1/2025	BB	1,520	1,361,266
Sylacauga AL Hlthcare Auth Coosa Vly Med Ctr Ser A	6.00%	8/1/2025	NR	3,000	2,654,370
Total					33,018,218
Hotel Convention 2.65%
AK Indl Dev & Expt Auth Sports Facs Rev Anchorage Sportsplex Pj Ser A	6.15%	8/1/2031	NR	3,285	2,763,013

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Hotel Convention (continued)
Baltimore MD Convtn Ctr Hotel Rev Sub Ser B	5.875%	9/1/2039	Ba1	$4,000	$3,329,240
Denver CO Convtn Ctr Hotel Auth Rev Sr (XLCA)	5.00%	12/1/2035	BBB-	3,000	2,285,250
Lombard Pub Facs Corp Rev Bds First Tier Ser A 1	7.125%	1/1/2036	NR	8,500	8,130,760
MD St Econ Dev Corp Rev Sr Lien Pj Chesapeake Bay A	5.00%	12/1/2031	NR	10,000	7,168,900
MD St Econ Dev Corp Rev Sr Lien Pj Chesapeake Bay B	5.25%	12/1/2031	NR	1,000	743,890
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	5,755	4,537,300
Total					28,958,353
Housing 0.79%
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Grp A(b)	5.125%	1/1/2036	BBB-(c)	10,700	8,658,012
Industrial 9.06%
Ascension Parish LA Pollutn Ctrl Rev Ref Borden Inc Pj	10.00%	12/1/2009	B3	16,500	17,017,605
Butler AL Ind Dev Bd Solid Wst Disp Rev GA Pacific Corp Pj AMT	5.75%	9/1/2028	B	2,500	1,833,750
Cnty of Nez Perce ID Potlatch Corp Pj	6.00%	10/1/2024	BB	5,000	4,536,750
Coshocton Cnty OH Envr Rev Smurfit Stone Container†	5.125%	8/1/2013	B-	3,100	2,685,623
De Kalb Cnty GA Dev Auth Pollutn Ctrl Rev Ref General Motors Corp Pj	6.00%	3/15/2021	B-	5,155	3,097,485
IL Fin Auth Sports Fac Rev Leafs Hockey Club Pj Ser A	5.875%	3/1/2027	NR	1,500	1,178,430
IL Fin Auth Sports Fac Rev Leafs Hockey Club Pj Ser A	6.00%	3/1/2037	NR	1,450	1,097,085
IL Fin Auth Sports Fac Rev United Sports Org of Barrington Ser A†	6.125%	10/1/2027	NR	1,475	1,303,900
IL Fin Auth Sports Fac Rev United Sports Org of Barrington Ser A†	6.25%	10/1/2037	NR	6,525	5,545,858
Jacksonville FL Econ Dev Gerdau Ameristeel US Inc AMT	5.30%	5/1/2037	BB+	6,400	4,774,976
LA Loc Govt Envr Fac Cmnty Dev Rev Auth	6.75%	11/1/2032	BB+	12,500	11,436,625

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial (continued)
Matagorda Cnty TX Nav Dist No 1 Rev Houston Ltg & Pwr Co AMT (AMBAC)	5.125%	11/1/2028	AA	$12,500	$10,263,375
MI St Strategic Fd Pollutn Ctrl Rev General Motors Corp	6.20%	9/1/2020	B-	5,000	3,008,300
Mobile Cnty AL Indl Dev Auth Rev IPSCO Inc Pj AMT	6.875%	5/1/2030	NR	3,000	3,174,390
New York City NY Indl Dev Agy Spl Fac Rev British Airways AMT	5.25%	12/1/2032	BB+	1,380	850,204
NJ Econ Dev Auth Glimcher Pptys LP Pj AMT	6.00%	11/1/2028	NR	5,035	4,207,196
OH St Wtr Dev Auth Solid Wst Allied Wst NA Pj Ser A AMT	5.15%	7/15/2015	B+	1,750	1,608,355
OR St Econ Dev Rev Ref Georgia Pacific Corp Pj Ser 183 AMT	5.70%	12/1/2025	B2	1,780	1,326,171
PA Econ Dev Fin Auth Exempt Reliant Enrg Seward Ser A AMT	6.75%	12/1/2036	Ba3	6,500	5,758,935
Port Corpus Christi Auth TX Celanese Pj Ser A	6.45%	11/1/2030	B+	6,700	6,032,345
Port of Corpus Christi Auth of Nueces Cnty TX Rev Bds Celanese Ser B AMT	6.70%	11/1/2030	B+	1,500	1,317,435
Richmond Cnty GA Dev Auth Envr Impt Rev Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	3,000	2,119,080
Rockdale Cnty GA Dev Auth Visy Paper Pj Ser A AMT	6.125%	1/1/2034	NR	2,500	2,198,950
Rumford ME Rev Bds Ref Boise Cascade Corp Pj	6.875%	10/1/2026	Ba3	1,500	1,322,985
Tob Sttlmnt Fin Corp RI Asset Bkd Ser A	6.125%	6/1/2032	BBB	1,490	1,324,476
Total					99,020,284
Lease 0.90%
Puerto Rico Pub Bldgs Auth Rev Govt Facs M-3 (MBIA)	6.00%	7/1/2025	AA	10,000	9,853,700
Miscellaneous 2.37%
Beauregard Parish LA Rev Ref Boise Cascade Corp Pj	6.80%	2/1/2027	Ba3	4,750	4,372,375
Maverick Cnty TX Pub Fac Corp Pj Ser A-1	6.375%	2/1/2029	NR	1,560	1,292,757
Red River Auth TX Pollutn Ctrl Celanese Pj Ser A	6.45%	11/1/2030	B+	2,495	2,246,373

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Miscellaneous (continued)
St. John Baptist Parish LA Rev Marathon Oil Corp Ser A(b)	5.125%	6/1/2037	BBB+	$23,500	$17,946,480
Total					25,857,985
Multi-Family Housing 2.53%
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A	5.60%	12/1/2009	B3	160	160,355
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A	6.375%	12/1/2029	B3	3,280	2,694,126
El Paso Cnty TX Hsg Fin Corp Multi Fam Hsg Rev Las Lomas Apts Ser A	6.45%	12/1/2019	B3	1,515	1,381,029
Harrisonburg VA Redev & Hsg Auth Multi Fam Hsg Rev Brooke Ridge Apts Pj Ser E AMT	6.475%	12/1/2038	NR	12,235	11,092,006
LA Pub Facs Auth Rev Susla Facs Inc Pj Ser A†	5.75%	7/1/2039	NR	5,100	4,226,778
Metro Govt Nashville & Davidson Cnty TN Facs Bd Rev Multi Fam Hsg Rev Prestige A	7.50%	12/20/2040	NR	3,985	3,547,527
MuniMae TE Bond Subsidiary LLC Purp Sub Pfd Shs Ser B 3†(d)	5.90%	9/30/2015	Baa3	2,000	1,809,880
MuniMae TE Bond Subsidiary LLC Purp Sub Pfd Shs Ser D†(d)	5.30%	9/30/2015	Baa1	2,000	1,921,440
Stillwater MN Multi Fam Rev Hsg Orleans Homes LP Pj AMT	5.50%	2/1/2042	NR	1,000	788,200
Total					27,621,341
Nursing Home 6.74%
CO Hlth Facs Auth Rev Christian Living Cmntys Pj A	5.75%	1/1/2026	NR	1,000	864,150
CO Hlth Facs Auth Rev Christian Living Cmntys Pj A	5.75%	1/1/2037	NR	2,055	1,673,695
CO Hlth Facs Auth Rev Hlth & Resdl Care Facs Volunteers of America Care A	5.30%	7/1/2037	NR	1,500	1,128,285
Director of the St of NV Dept of Business & Industry Las Ventanas Ret Bds Pj B	6.75%	11/15/2023	NR	4,700	3,157,648
HFDC Cent TX Inc Ret Fac Rev Ser A	5.625%	11/1/2026	NR	1,850	1,511,136
HFDC Cent TX Inc Ret Fac Rev Ser A	5.75%	11/1/2036	NR	3,750	2,924,437
Huntsville-Redstone Vlg AL Spl Care Facs Fin Redstone Vlg Pj	5.50%	1/1/2028	NR	4,500	3,602,025

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Nursing Home (continued)
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	5.20%	5/15/2012	NR	$1,000	$973,320
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	5.30%	5/15/2013	NR	1,000	958,090
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	6.125%	5/15/2038	NR	5,000	4,105,650
IL Fin Auth Rev Montgomery Place Pj Ser A	5.50%	5/15/2026	NR	2,400	1,930,704
IL Fin Auth Rev Montgomery Place Pj Ser A	5.75%	5/15/2038	NR	4,600	3,607,182
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	6.00%	11/15/2037	NR	3,750	3,141,187
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	6.00%	11/15/2042	NR	3,750	3,056,587
Lexington VA Indl Dev Auth Resdl Care Fac Rev Mtg Kendal at Lexington Ser A	5.50%	1/1/2037	NR	1,750	1,371,790
Louisville & Jefferson Cnty KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc(b)	5.25%	10/1/2036	A-	25,000	20,716,750
NH Hlth & Edl Facs Auth Rev Havenwood Heritage Heights A	5.35%	1/1/2026	NR	1,035	833,496
NH Hlth & Edl Facs Auth Rev Havenwood Heritage Heights A	5.40%	1/1/2030	NR	750	576,660
Sarasota Cnty FL Hlth Fac Auth Rev Hlthcare Sarasota Manatee	5.75%	7/1/2037	NR	2,565	2,008,549
Sarasota Cnty FL Hlth Fac Auth Rev Hlthcare Sarasota Manatee	5.75%	7/1/2045	NR	6,435	4,905,980
SC Jobs Econ Dev Auth Hlth Facs Rev First Mtg Wesley Commons	5.125%	10/1/2026	NR	1,400	1,110,102
SC Jobs Econ Dev Auth Rev Woodlands At Furman Pj Ser A	6.00%	11/15/2042	NR	4,600	3,716,432
WA St Hsg Fin Commn Nonprofit Rev Skyline at First Hill Pj Ser A	5.625%	1/1/2038	NR	7,350	5,746,230
Total					73,620,085
Nursing Home Continuing Care Retirement Communities 7.00%
AZ Hlth Facs Auth Hlthcare Beautitudes Campus Pj	5.20%	10/1/2037	NR	8,000	5,844,080
Bremer Cnty IA Ret Fac Rev Bartels Lutheran Ser A	5.00%	11/15/2017	NR	1,140	1,005,013

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Nursing Home Continuing Care Retirement Communities (continued)
Bremer Cnty IA Ret Fac Rev Bartels Lutheran Ser A	5.375%	11/15/2027	NR	$1,400	$1,124,452
Bucks Cnty PA Indl Dev Auth Ret Cmnty Ann's Choice Inc Fac Ser A	6.125%	1/1/2025	NR	3,500	3,259,620
Carlton MN Hlthcare & Hsg Facs Ref Inter Faith Care Ctr Pj	5.50%	4/1/2024	NR	1,080	923,702
Cottage Grove MN Sr Hsg Rev PHS/Cottage Grove Inc Pj B	6.00%	12/1/2046	NR	2,325	1,917,334
Director St NV Dept Business & Industry Las Ventanas Ret Pj A	7.00%	11/15/2034	NR	6,000	4,003,320
Director St NV Dept Business & Industry Las Ventanas Ret Pj B	6.00%	11/15/2014	NR	4,655	3,199,056
East Rochester NY Hsg Auth Rev Ref Sr Living Woodland Vlg Pj	5.50%	8/1/2033	NR	1,700	1,361,139
Fulton Cnty GA Resdl Care Facs First Mtg Lenbrook Pj Ser A	5.125%	7/1/2042	NR	8,000	5,662,240
IA Fin Auth Sr Hsg Rev Ref Bethany Life Cmntys Pj A	5.55%	11/1/2041	NR	1,000	756,900
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	6.00%	5/15/2025	NR	4,000	3,434,960
IL Fin Auth Rev Clare at Wtr Tower Pj Ser C	5.125%	5/15/2012	NR	5,000	4,854,550
IL Fin Auth Rev Clare Oaks Pj Ser A	6.00%	11/15/2027	NR	8,000	7,033,360
IL Fin Auth Rev Friendship Vlg Schaumburg A	5.375%	2/15/2025	BB-(c)	4,000	3,126,960
IL Fin Auth Rev Friendship Vlg Schaumburg A	5.625%	2/15/2037	BB-(c)	8,000	5,901,760
IL Fin Auth Rev Smith Vlg Pj Ser A	5.25%	11/15/2016	NR	4,290	3,900,039
IL Fin Auth Rev Three Crowns Pk Plaza A	5.875%	2/15/2038	NR	4,500	3,686,535
MD St Hlth & Higher Edl Facs Auth Rev King Farm Presbyterian Cmnty A	5.30%	1/1/2037	NR	1,600	1,193,584
Mesquite TX Hlth Facs Dev Ret Fac Christian Care	5.50%	2/15/2025	BBB-	2,000	1,758,020
Mesquite TX Hlth Facs Dev Ret Fac Christian Care	5.625%	2/15/2035	BBB-	1,750	1,435,140
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	1,250	1,008,650
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	3,655	2,757,040

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Nursing Home Continuing Care Retirement Communities (continued)
Olathe KS Sr Living Fac Rev Catholic Care Campus Inc A	6.00%	11/15/2026	NR	$2,855	$2,556,081
St. Joseph Cnty Indl Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	5.70%	5/15/2028	NR	265	218,023
St. Joseph Cnty Indl Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	6.00%	5/15/2026	NR	250	218,045
St. Joseph Cnty Indl Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	6.00%	5/15/2038	NR	475	385,463
Virginia Beach VA Dev Auth Resdl Care Fac Mtg Rev Ref Westminster Canterbury	5.375%	11/1/2032	NR	2,300	1,918,959
VT Econ Dev Auth Mtg Wake Robin Corp Pj Ser A	5.25%	5/1/2026	NR	750	611,858
Westmoreland Cnty PA Indl Dev Auth Rev Ret Cmnty Redstone A	5.75%	1/1/2026	NR	1,200	1,025,328
WI Hlth & Edl Facs Auth Hlth Facs Three Pillars Sr Living A	5.50%	8/15/2034	A-(c)	500	428,645
Total					76,509,856
Port Facilities 1.33%
Los Angeles CA Hrbr Dept Rev Los Angeles Hrbr Dept AMT	5.00%	8/1/2029	AA	4,900	4,050,634
Los Angeles CA Hrbr Dept Rev Los Angeles Hrbr Dept AMT	5.00%	8/1/2030	AA	4,575	3,754,153
Los Angeles CA Hrbr Dept Rev Los Angeles Hrbr Dept AMT	5.00%	8/1/2031	AA	4,575	3,737,135
Port of Bay City Auth TX Rev Matagorda Cnty Rev Hoechst Celanese Corp Pj AMT	6.50%	5/1/2026	B+	3,340	2,977,710
Total					14,519,632
Power 2.92%
Brazos River Auth TX Pollutn Ctrl Rev TXU Enrg Co LLC Pj AMT	5.00%	3/1/2041	Caa1	6,000	3,510,540
MS Business Fin Corp Sys Enrg Res Inc Pj	5.875%	4/1/2022	BBB	10,000	9,216,300
Pinal Cnty AZ Elec Dist No 4	6.00%	12/1/2038	BBB-	1,150	1,047,788
Sabine River Auth TX Pollutn Ctrl Rev Ref TXU Elec Co Pj Ser B AMT	5.75%	5/1/2030	Caa1	5,040	4,663,411
TN Enrg Acq Corp TN Ser A(b)	5.25%	9/1/2021	AA-	900	709,304

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Power (continued)
TN Enrg Acq Corp TN Ser A(b)	5.25%	9/1/2026	AA-	$5,100	$4,019,386
TN Enrg Acq Corp TN Ser C	5.00%	2/1/2025	AA-	9,875	7,424,321
Western Generation Agy OR Wauna Cogeneration Pj B AMT	5.00%	1/1/2016	NR	1,500	1,315,290
Total					31,906,340
Resource Recovery 3.12%
Burlington KS Pollutn Ctrl Rev Ref KS Gas & Elec Co Pj A (MBIA)	5.30%	6/1/2031	AA	8,015	7,116,438
Gaston Cnty NC Facs & Pollutn Exempt Facs Natl Gypsum Co Pj AMT	5.75%	8/1/2035	NR	4,890	3,626,620
IA Fin Auth Child Svcs	5.55%	6/1/2036	NR	5,960	4,468,570
Madre Metro Dist No 2 CO Ltd Tax Conv Unltd Tax Ser A	5.50%	12/1/2036	NR	2,520	1,737,439
Moraine OH Solid Wst Disp Rev General Motors Corp Pj AMT	6.75%	7/1/2014	B-	525	361,064
MS Business Fin Corp Ref Sys Enrg Res Inc Pj	5.90%	5/1/2022	BBB	2,450	2,262,501
Niagara Cnty NY Indl Dev Agy Solid Wst Disp Ser B AMT	5.55%	11/15/2024	Baa2	750	709,988
OH St Pollutn Ctrl Rev Ref General Motors Corp Pj	5.625%	3/1/2015	B-	2,965	2,004,814
PA Econ Dev Fin Auth Exempt Facs Rev Reliant Enrg A AMT	6.75%	12/1/2036	Ba3	1,500	1,328,985
PA Econ Dev Fin Auth Exempt Facs Rev Reliant Enrg B AMT	6.75%	12/1/2036	Ba3	4,500	3,986,955
Sullivan Cnty TN Hlth Edl & Hsg Facs Bd Hosp Rev Wellmont Hlth Sys Pj Ser C(b)	5.25%	9/1/2036	BBB+	8,000	6,483,440
Total					34,086,814
Sales Tax 2.08%
Southwestern IL Dev Auth Rev Loc Govt Pg Collinsville Ltd	5.35%	3/1/2031	NR	1,000	833,340
Sparks Tourism Impt Dist No 1 Sr Sales Tax Antic Ser A†	6.75%	6/15/2028	Ba2	7,000	6,349,910
UT Transit Auth(b)	5.00%	6/15/2028	AAA	16,237	15,568,875
Total					22,752,125

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Secondary Schools 0.26%
CO Edl & Cultural Facs Auth Rev Indpt Sch Vail Christian High Sch†	5.50%	6/1/2037	NR	$3,500	$2,839,410
Single-Family Housing 3.04%
CA Hsg Fin Agy Rev Bds Hm Mtg Ser G AMT	5.50%	8/1/2042	Aa2	7,370	7,090,677
LA St Gas & Fuels Tax Rev Ser A (FGIC)(b)	5.00%	5/1/2041	AA-	14,000	12,708,920
Middlesex Cnty NJ Impt Auth Rev Sub Heldrich Ctr Hotel Ser B	6.125%	1/1/2025	NR	2,790	2,358,778
Montgomery Cnty Hsg Opportunities Commn Hsg Ser B AMT	6.75%	7/1/2039	Aa2	3,900	4,024,254
MT Brd of Hsg MT Sing Fam Mtg Ser A 2 AMT	5.50%	6/1/2037	AA+	7,110	7,068,477
Total					33,251,106
Special Assessment 4.67%
Amelia Walk Cmnty Dev Dist FL Spl Assmnt Ser A	5.50%	5/1/2037	NR	985	729,747
Arborwood Cmnty Dev Dist FL Cap Impt Rev Master Infrastr Pj A	5.35%	5/1/2036	NR	6,905	5,022,766
Arborwood Cmnty Dev Dist FL Centex Homes Pj Ser A 1	5.50%	5/1/2036	NR	2,875	2,124,711
Arborwood Cmnty Dev Dist FL Centex Homes Pj Ser A 2	5.10%	5/1/2016	NR	3,700	3,141,892
Cypress Creek Hillsborough Cnty Cmnty Dev Dist FL Cap	5.35%	5/1/2037	NR	6,900	4,987,734
Durbin Crossing Cmnty Dev Dist FL Spl Assmnt Ser A	5.50%	5/1/2037	NR	5,900	4,297,796
East Homestead Cmnty Dev Dist FL Spl Assmnt Rev Ser B	5.00%	5/1/2011	NR	995	932,972
Grandview MO Indl Dev Auth Tax Inc Grandview Crossing Pj 1	5.75%	12/1/2028	NR	1,000	581,790
Henderson NV Loc Impt Dist No T-18	5.25%	9/1/2026	NR	8,155	5,584,707
IA Fin Auth Child Svcs	5.375%	6/1/2026	NR	1,795	1,418,858
IA Fin Auth Child Svcs	5.50%	6/1/2031	NR	4,260	3,269,507
Lake Elsinore CA Unif Sch Cmnty Dist Spl Tax No 2004-03	5.25%	9/1/2029	NR	1,650	1,273,949
Mariposa East Pub Impt Dist NM	5.75%	9/1/2021	NR	350	301,431
Mariposa East Pub Impt Dist NM	6.00%	9/1/2032	NR	1,000	813,540

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Assessment (continued)
Mediterranea Cmnty Dev Dist FL Spl Assmnt Ser A	5.60%	5/1/2037	NR	$1,480	$950,204
Panther Trace II FL Cmnty Dev Dist Rev Spl Assmnt Ser A	5.60%	5/1/2035	NR	1,735	1,344,417
Roseville CA Spl Tax Cmnty Facs Dist No 1 Westpark	5.15%	9/1/2030	NR	2,000	1,549,480
Shingle Creek Cmnty Dev Dist FL Cap Impt Rev	6.10%	5/1/2025	NR	5,000	4,191,900
Tern Bay Cmnty Dev Dist FL Cap Impt Rev Ser A	5.375%	5/1/2037	NR	13,145	7,673,262
Tracy CA Cmnty Facs Dist No 1 Spl Tax NEI Phase II	5.70%	9/1/2026	NR	920	789,691
Total					50,980,354
Special Tax 3.11%
Altoona IA Tax Alloc Annual Appropriation	5.75%	6/1/2031	BBB+	1,000	896,260
Annawan IL Tax Inc Rev Patriot Renewable Fuels LLC Pj	5.625%	1/1/2018	NR	1,300	1,140,165
Atlanta GA Tax Alloc Princeton Lakes Pj	5.50%	1/1/2031	NR	1,225	1,017,975
Aurora City IL Tax Alloc East River Area No 6 Ser A	6.75%	12/30/2027	NR	1,650	1,543,823
Aurora City IL Tax Alloc River City No 3 Ser B	6.50%	12/30/2023	NR	2,000	1,869,680
Baltimore MD Spl Oblig Ser A	7.00%	9/1/2038	NR	6,000	5,504,400
Cap Reg Cmnty Dev Dist Spl Assmnt Cap Impt Ser A	7.00%	5/1/2039	NR	1,500	1,405,305
Crosscreek Cmnty Dev Dist FL Spl Assmnt Rev A	5.60%	5/1/2039	NR	1,750	1,144,465
Crosscreek Cmnty Dev Dist FL Spl Assmnt Rev B	5.50%	5/1/2017	NR	1,490	1,097,147
Dardenne Town Square Transn Dev Dist MO Sales Tax Ser A	5.00%	5/1/2036	NR	3,110	2,157,687
Legends Bay Cmnty Dev Dist FL Corp Impt Rev Ser A	5.875%	5/1/2038	NR	1,000	766,760
Magnolia West Cmnty Dev Dist FL Spl Assmnt	5.35%	5/1/2037	NR	3,945	2,756,963
Millsboro DE Spl Oblig Plantation Lakes Spl Dev Ser A	5.45%	7/1/2036	NR	5,000	3,862,100
Orange Grove Cmnty Dev Dist LA Spl Assmnt	5.30%	11/1/2021	NR	2,605	2,058,731

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Tax (continued)
Pine Ridge Plantation Cmnty Dev Dist FL Cap Impt Rev Ser B	5.00%	5/1/2011	NR	$985	$927,742
Sparks Loc Impt Dist Ltd Oblig Dist No 3	6.75%	9/1/2027	NR	1,000	919,100
Stone Canyon Cmnty Impt Dist MO Pub Infrastr Impt Pj	5.70%	4/1/2022	NR	1,485	1,287,792
Whispering Spr Dev Dist LA Spl Assmnt	5.20%	10/1/2021	NR	2,290	1,924,676
Whiting IN Redev Dist Tax Inc Rev Standard Ave Pj	5.35%	1/15/2027	NR	2,110	1,709,016
Total					33,989,787
Tobacco 4.97%
Badger Tob Asst Securitization Corp WI Asset Bkd	6.375%	6/1/2032	BBB	3,340	3,164,015
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2030	BBB	7,000	5,736,640
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2(b)	5.875%	6/1/2047	BBB	18,124	13,725,124
Buckeye OH Tob Sttlmnt Fing Auth Asset Bkd Sr Turbo Ser A-2	5.875%	6/1/2047	BBB	1,130	855,738
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Ser A(b)	5.00%	6/1/2045	A	15,000	11,830,350
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A-1(b)	5.75%	6/1/2047	BBB	6,600	4,862,418
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A-2 (5.30% after 12/1/2012)**	Zero Coupon	6/1/2037	BBB	10,000	5,299,600
Tob Sttlmnt Auth IA Rev Asset Bkd Ser C	5.625%	6/1/2046	BBB	3,100	2,346,545
Tob Sttlmnt Fin Corp RI Asset Bkd Ser A	6.00%	6/1/2023	BBB	4,045	3,873,654
Tob Sttlmnt Fin Corp RI Asset Bkd Ser A	6.25%	6/1/2042	BBB	2,960	2,581,889
Total					54,275,973
Toll Roads 0.86%
North TX Twy Auth Rev Toll 2nd Tier Ser F	5.75%	1/1/2033	A3	8,750	7,899,850
Santa Rosa Bay Bridge Auth FL Rev Cap Apprec	Zero Coupon	7/1/2017	B2	2,800	1,474,480
Total					9,374,330

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Transportation 0.74%
Augusta GA Arpt Rev Gen Arpt Passenger B AMT	5.35%	1/1/2028	Baa2	$500	$408,885
Director St NV Dept Business & Industry Las Vegas Monorail Pj Secd Tier	7.25%	1/1/2023	NR	5,000	1,437,500
Director St NV Dept Business & Industry Las Vegas Monorail Pj Secd Tier	7.375%	1/1/2030	NR	5,000	1,437,500
Santa Rosa Bay Bridge Auth FL Rev	6.25%	7/1/2028	B2	4,835	3,895,656
St. Paul MN Port Auth Lease Rev Hltheast Midway Campus 03 A	5.875%	5/1/2030	BB	1,000	870,640
Total					8,050,181
Universities 1.88%
CA Muni Fin Auth Rev Biola Univ	5.875%	10/1/2034	Baa1	1,500	1,385,115
MA Dev Fin Agy Boston Architectural College	5.00%	1/1/2037	NR	2,710	2,033,042
MA St Dev Fin Agy Rev Eastern Nazarene College	5.625%	4/1/2029	BB+	1,000	816,950
Marietta GA Dev Auth Rev Life Univ Inc Pj	7.00%	6/15/2030	Ba3	5,000	4,677,700
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	5.875%	12/1/2028	Baa3	2,360	2,150,951
MI Higher Ed Facs Auth Rev Ltd Oblig Creative Studies	6.125%	12/1/2033	Baa3	3,075	2,805,538
NC Cap Facs Fin Agy Edl Facs Rev Meredith College	6.00%	6/1/2031	BBB	2,125	2,058,360
New York City NY Indl Dev Agy Fac Rev Vaughn College Aeronautics B	5.00%	12/1/2031	BB+	1,510	1,120,465
New York City NY Indl Dev Agy Fac Rev Vaughn College Aeronautics B	5.25%	12/1/2036	BB+	3,640	2,742,412
PA St Higher Edl Facs Auth Rev Edinboro Univ	5.75%	7/1/2028	BBB-	855	775,340
Total					20,565,873
Water/Sewer 2.68%
New York City NY Muni Wtr Fin Auth Wtr & Swr Rev Ser CC(b)	5.00%	6/15/2029	AA+	11,000	10,444,280
New York City NY Muni Wtr Fin Auth Wtr & Swr Rev Ser CC(b)	5.125%	6/15/2030	AA+	1,000	949,480
Pima Cnty AZ Indl Dev Auth Wtr & Swr Global Wtr Res LLC Pj AMT	5.60%	12/1/2022	NR	2,000	1,628,020

See Notes to Financial Statements.

Schedule of Investments (concluded)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer (continued)
Pima Cnty AZ Indl Dev Auth Wtr & Swr Global Wtr Res LLC Pjs AMT	5.75%	12/1/2032	NR	$5,000	$3,757,550
Pima Cnty AZ Indl Dev Auth Wtr & Wst Wtr Rev Global Wtr Res LLC Pj AMT	6.55%	12/1/2037	NR	7,000	5,920,810
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2044	BBB-	5,895	5,676,531
Western Generation Agy OR Cogeneration Pj Rev Sub Lien Wauna Cogeneration C	5.00%	1/1/2021	NR	1,005	887,063
Total					29,263,734
Total Municipal Bonds (cost $1,436,581,740)					1,187,308,470
				Shares (000)
SHORT-TERM INVESTMENTS 0.85%
Money Market Mutual Funds
Dreyfus Municipal Cash Management Plus				2,306	2,305,635
SSgA Tax Free Money Market Fund				7,017	7,017,424
Total Short-Term Investments (cost $9,323,059)					9,323,059
Total Investments in Securities 109.52% (cost $1,445,904,799)					1,196,631,529
Liabilities in Excess of Cash and Other Assets(f) (9.52%)					(104,015,638)
Net Assets 100.00%					$1,092,615,891
Open Futures Contracts at September 30, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2008	1,168	Short	$(136,856,750)	$(310,788)

See Notes to Financial Statements.

Schedule of Investments

PENNSYLVANIA TAX FREE TRUST September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 103.66%
Education 22.34%
Allegheny Cnty Higher Ed Bldg Auth PA Duquesne Univ	5.00%	3/1/2028	A2	$1,515	$1,349,804
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science A	5.40%	9/1/2016	NR	230	221,941
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	1,000	886,330
Lehigh Cnty PA Gen Purp Auth Rev DeSales Univ Pj (RADIAN)	5.125%	12/15/2023	BBB+	1,000	860,610
New Wilmington PA Muni Auth Rev Westminster College Pj GG4 (RADIAN)	5.125%	5/1/2033	BBB+	1,000	831,600
PA St Higher Edl Facs Auth College & Univ Revs Moravian College Pj (RADIAN)	5.375%	7/1/2031	BBB+	1,000	836,520
PA St Higher Edl Facs Auth College & Univ Revs Univ of the Arts (RADIAN)	5.625%	3/15/2025	BBB+	1,000	944,870
PA St Higher Edl Facs Auth College & Univ Revs Univ of the Arts (RADIAN)	5.75%	3/15/2030	BBB+	500	471,505
PA St Higher Edl Facs Auth Rev Assn Indpt Colleges & Univ GG5 Gwynedd Mercy (RADIAN)	5.125%	5/1/2032	A3	1,020	852,679
PA St Higher Edl Facs Auth Rev Drexel Univ Ser A	5.20%	5/1/2032	A+	600	556,200
PA St Higher Edl Facs Auth Rev Edinboro Univ	5.75%	7/1/2028	BBB-	1,000	906,830
PA St Higher Edl Facs Auth Rev Philadelphia Univ	5.00%	6/1/2030	BBB	1,530	1,264,576
PA St Higher Edl Facs Auth Rev York College PA Pj Ser EE 1 (XCLA)	5.00%	11/1/2033	A	1,000	868,730
PA St Univ Ser A	5.00%	8/15/2029	AA	1,000	953,840
Philadelphia PA Auth Indl Dev Please Touch Museum Pj	5.25%	9/1/2036	BBB-	1,000	804,100
Philadelphia PA Auth Indl Dev Rev Ed Cmnty Fgn Med Grads (MBIA)	5.00%	6/1/2015	AA	250	250,273
Philadelphia PA Auth Indl Dev Revs First Philadelphia Charter Sch	5.85%	8/15/2037	BBB-	1,000	844,140
Philadelphia PA Auth Indl Dev Revs Russell Byers Charter Sch A	5.25%	5/1/2037	BBB-	1,000	782,900
Philadelphia PA Auth Indl Dev Revs Ser A	5.50%	9/15/2037	BBB-	1,370	1,110,686
Snyder Cnty PA Higher Ed Auth Rev Susquehanna Univ Pj	5.00%	1/1/2029	A2	1,300	1,144,377

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX FREE TRUST September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
St Pub Sch Bldg Auth PA College Rev (AMBAC)	Zero Coupon	7/15/2014	AA	$295	$231,180
St Pub Sch Bldg Auth PA College Rev (AMBAC)	Zero Coupon	7/15/2015	AA	295	218,279
St Pub Sch Bldg Auth PA College Rev (AMBAC)	Zero Coupon	7/15/2016	AA	295	205,645
St Pub Sch Bldg Auth PA College Rev Delaware Cnty Cmnty College Pj (FSA)	5.00%	10/1/2029	Aaa	675	635,681
St Pub Sch Bldg Auth PA Sch Jefferson Cnty Dubois Tech Sch (FGIC)	5.00%	2/1/2029	A	1,000	927,510
Wilkes-Barre PA Fin Auth Wilkes Univ Pj	5.00%	3/1/2037	BBB	570	458,337
Total					19,419,143
General Obligation 24.20%
Allentown PA Sch Dist Ser A	5.00%	2/15/2023	A	1,000	932,390
Delaware Vly PA Regl Fin Auth Loc Govt Rev Ser C (AMBAC)	7.75%	7/1/2027	AA	1,000	1,226,180
Gateway PA Sch Dist Allegheny (FSA)(b)	5.00%	7/15/2027	Aaa	11,380	10,792,564
Luzerne Cnty PA Ser B (FSA)	5.00%	12/15/2027	AAA	1,500	1,378,440
Montgomery Cnty PA	5.00%	9/15/2022	Aaa	625	627,875
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	1,690	1,260,487
Philadelphia PA Ser A (FSA)	5.25%	12/15/2027	AAA	2,500	2,272,625
Puerto Rico Comwlth Ser A	5.375%	7/1/2028	BBB-	1,825	1,684,475
Somerset PA Area Sch Dist Ser C (FSA)	4.25%	3/15/2027	Aaa	1,000	856,610
Total					21,031,646
Healthcare 12.17%
Allegheny Cnty PA Hosp Dev Auth Rev OH Vly Gen Hosp Pj A	5.125%	4/1/2035	Baa2	500	395,225
Allegheny Cnty PA Hosp Dev Auth Rev West PA Hlth Sys Ser A	5.00%	11/15/2028	BB	1,000	706,170
Allegheny Cnty PA Hosp Dev Auth Univ Pittsburgh Med Ctr Ser A	5.00%	9/1/2018	AA-	1,000	1,000,730
Allegheny Cnty PA Hosp Dev Catholic Hlth East Issue	5.50%	11/15/2032	A1	1,500	1,357,830

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX FREE TRUST September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
Bucks Cnty PA Indl Dev Auth Rev Lutheran Cmnty Telford Ctr	5.75%	1/1/2037	NR	$1,000	$796,670
Delaware Cnty PA Auth Hosp Rev Crozer Chester Med Ctr (ACA)	5.375%	12/1/2018	BBB-	1,000	927,010
Lancaster Cnty PA Hosp Auth Rev Brethren Vlg Pj Ser A	6.25%	7/1/2026	NR	1,000	933,930
Lehigh Cnty PA Lehigh Vly Hlth Network Ser A (FSA)	5.00%	7/1/2025	AAA	1,000	924,830
Monroe Cnty PA Hosp Auth Rev Hosp Pocono Med Ctr	5.125%	1/1/2037	A-	1,000	815,980
Northampton Cnty PA Gen Purp St. Luke's Hosp Pj Ser A	5.25%	8/15/2023	BBB+	1,250	1,145,875
Philadelphia PA Hosps & Higher Ed Facs Auth Hosp Rev Ref Temple Univ Hlth Sys A	5.50%	7/1/2030	BBB	1,000	720,070
Puerto Rico Indl Tourist Ed & Mutuo Oblig Grp Ser A (MBIA)	6.25%	7/1/2024	AA	850	852,082
Total					10,576,402
Housing 3.98%
Allegheny Cnty PA Resdl Fin Auth Mtg Rev Sing Fam Mtg Ser VV AMT (GNMA/FNMA)	4.95%	11/1/2037	Aaa	990	800,742
PA Hsg Fin Agy Sing Fam Mtg Ser 93 A AMT	4.85%	10/1/2021	AA+	3,000	2,658,240
Total					3,458,982
Industrial 4.38%
Allegheny Cnty PA Indl Dev Auth Rev Envr Impt USX Pj	6.10%	7/15/2020	BBB+	1,000	1,010,760
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	650	566,436
PA Econ Dev Fing Auth Rev USG Corp Pj	6.00%	6/1/2031	BB+	1,000	747,140
York Cnty PA Indl Dev Auth Pollutn Ctrl Rev Svc Elec & Gas Ser A (MBIA)	6.45%	10/1/2019	AA	1,475	1,477,994
Total					3,802,330

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX FREE TRUST September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease 2.51%
Puerto Rico Comwlth Infrastr Fin Auth Mepsi Campus Pj Ser A	5.60%	10/1/2014	NR	$685	$661,032
York PA Gen Auth Rev York City Recreation Corp (AMBAC)	5.50%	5/1/2018	AA	1,475	1,524,250
Total					2,185,282
Miscellaneous 0.12%
Washington Cnty PA Auth Rev Cap Fdg Rev Pj & Equip Pg (AMBAC)	6.15%	12/1/2029	AA	105	105,572
Pre-Refunded 21.32%
Allegheny Cnty PA Port Auth Spl Rev Transn (MBIA)	6.125%	3/1/2029	AAA	500	512,610
Allegheny Cnty PA Redev Auth Tax Inc Rev Wtrfrnt Pj Ser A	6.30%	12/15/2018	A-(c)	1,000	1,084,870
Bucks Cnty PA Wtr & Swr Auth Neshaminy Interceptor Swr Sys (AMBAC)	5.50%	6/1/2017	Aa3	465	474,691
Bucks Cnty PA Wtr & Swr Auth Rev Ser A (AMBAC)	5.00%	6/1/2024	AA	1,000	1,064,530
PA Conv Ctr Auth Rev Ser A ETM (FGIC)	6.70%	9/1/2016	AAA	855	949,212
PA St Higher Edl Facs Auth Rev Drexel Univ	6.00%	5/1/2029	A+	800	815,944
Philadelphia PA Auth For Indl Dev Lease Rev Ser B (FSA)	5.125%	10/1/2026	AAA	1,000	1,070,170
Philadelphia PA Gas Wks Rev 12th Ser B ETM (MBIA)	7.00%	5/15/2020	Aaa	1,935	2,249,437
Philadelphia PA Sch Dist (FGIC)	5.25%	6/1/2034	A+	3,000	3,264,150
Philadelphia PA Sch Dist Ser A (FSA)	5.75%	2/1/2019	AAA	450	479,902
Philadelphia PA Sch Dist Ser A (FSA)	5.75%	2/1/2020	AAA	250	266,613
Philadelphia PA Sch Dist Ser A (FSA)	5.75%	2/1/2021	AAA	500	533,225
Philadelphia PA Sch Dist Ser B (FGIC)	5.625%	8/1/2022	Aa3	1,000	1,086,660
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.375%	7/1/2034	BBB-	1,000	1,073,060
Quaker Vly PA Sch Dist (FSA)	5.50%	4/1/2025	Aaa	800	880,608
St Pub Sch Bldg Auth PA Northhampton Area Cmnty College (AMBAC)	5.75%	3/1/2020	AA	1,775	1,880,595
St Pub Sch Bldg Auth PA Rev Del Cnty Cmnty College Pj (MBIA)	5.50%	10/1/2020	AA	800	845,768
Total					18,532,045

See Notes to Financial Statements.

Schedule of Investments (concluded)

PENNSYLVANIA TAX FREE TRUST September 30, 2008

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Sales Tax 0.75%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	$750	$654,203
Transportation 7.04%
Delaware River Port Auth PA & NJ Ref Port Dist Pj Ser A (FSA)	5.20%	1/1/2027	AAA	1,000	922,280
Delaware River Port Auth PA & NJ Rev (FSA)	6.00%	1/1/2019	AAA	1,000	1,030,240
PA Tpk Commn Oil Franchise Tax Rev Rmk 2003 PA Tpk Ser C (MBIA)	5.00%	12/1/2029	AA	1,000	931,460
PA Tpk Commn Rev Sub Ser B-1	5.625%	6/1/2029	A2	3,310	3,232,712
Total					6,116,692
Water/Sewer 4.85%
Allegheny Cnty PA San Auth Swr Rev (FGIC)	5.00%	12/1/2037	A	1,000	862,890
Delaware Cnty PA Indl Dev Auth Wtr Facs Aqua PA Inc Pj Ser A AMT (FGIC)	5.00%	11/1/2036	AA-	1,000	796,730
Luzerne Cnty PA Indl Dev Auth PA American Wtr Co Ser A AMT (AMBAC)	5.10%	9/1/2034	AA	1,000	815,400
North Huntingdon Twp PA GTD (AMBAC)	5.25%	4/1/2019	AA	760	776,545
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Sr Lien Ser A	6.00%	7/1/2038	BBB-	1,000	964,990
Total					4,216,555
Total Municipal Bonds (cost $96,959,399)					90,098,852
				Shares (000)
SHORT-TERM INVESTMENT 2.30%
Money Market Mutual Fund
Dreyfus PA Municipal Money Market Fund (cost $2,003,150)				2,003	2,003,150
Total Investments in Securities 105.96% (cost $98,962,549)					92,102,002
Liabilities in Excess of Cash and Other Assets(f) (5.96%)					(5,184,143)
Net Assets 100.00%					$86,917,859
Open Futures Contracts at September 30, 2008:
Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 30-Year Treasury Bond	December 2008	33	Short	$(3,866,672)	$(7,858)

See Notes to Financial Statements.

Schedule of Investments

September 30, 2008

AMT    Income from this security may be subject to Alternative Minimum Tax.

COP    Certificates of Participation.

CR    Custodial Receipt.

ETM    Escrow to Maturity.

GTD    Guaranteed.

NR    Not Rated.

Pre-Refunded Bonds  A second bond has been issued in order to pay off the first bond issue. Proceeds from the sale of the second bond are held in an "escrow fund" consisting of U.S. Government debt until the first bond issue reaches maturity.

PSF    Permanent School Fund.

RIBs    Residual Interest Bonds. The interest rate is subject to change periodically and inversely to the prevailing market rate. The interest rate shown is the rate in effect at September 30, 2008.

TCRS    Transferable Custodial Receipts.

  **  Deferred interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  #  Variable Rate Security. The interest rate represents the rate at September 30, 2008.

  (a)  Unaudited.

  (b)  Municipal Bonds Held in Trust - Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2(h) for details of Municipal Bonds Held in Trust.

  (c)  This investment has been rated by Fitch IBCA.

  (d)  Effective Maturity date. Average life of sinking fund due to mandatory or expected principal payments prior to maturity.

  (e)  Security purchased on a when-issued basis (See Note 2(g)).

  (f)  Cash and Other Assets in Excess of Liabilities (Liabilities in Excess of Cash and Other Assets) include net unrealized appreciation (depreciation) on financial futures contracts.

Insured or guaranteed by the indicated municipal bond insurance corporation or Federal agency:

ACA    American Capital Access Holding Ltd.

AMBAC  AMBAC Assurance Corporation

AG    Assured Guaranty

BHAC    Berkshire Hathaway Assurance Corp.

CIFG    CIFG Guaranty

FHLMC    Federal Home Loan Mortgage Corporation

FHA    Federal Housing Administration

FNMA    Federal National Mortgage Association

FGIC    Financial Guaranty Insurance Company

FSA    Financial Security Assurance, Inc.

GNMA    Government National Mortgage Association

IBC    Insurance Bond Certificate

MBIA    Municipal Bond Investors Assurance

RADIAN  Radian Asset Assurance, Inc.

SONYMA  State of New York Mortgage Agency

VA    Department of Veterans Affairs

XLCA    XL Capital Assurance, Inc.

Industry classifications have not been audited by Deloitte & Touche LLP

See Notes to Financial Statements.

Statements of Assets and Liabilities

September 30, 2008

	National	California	Connecticut
ASSETS:
Investments in securities, at cost	$1,001,901,826	$190,561,053	$142,501,292
Investments in securities, at value	$911,034,661	$175,834,819	$131,827,955
Cash	2,102,400	670,600	228,000
Deposits with broker for futures collateral	990,000	357,500	432,500
Receivables:
Interest	15,418,936	2,385,475	1,999,961
Investment securities sold	11,463,304	2,110,220	23,971
Capital shares sold	1,068,926	79,283	200,692
From advisor (See Note 3)	272	10	44,314
Variation margin	981,413	313,911	374,008
Prepaid expenses	94,137	22,409	17,041
Total assets	943,154,049	181,774,227	135,148,442
LIABILITIES:
Payables:
Investment securities purchased	6,255,591	986,760	–
Trust certificates	88,963,000	15,700,000	5,080,000
Capital shares reacquired	1,717,060	725,438	789,722
Management fee	320,974	61,986	50,368
12b-1 distribution fees	278,541	42,975	35,045
Interest expense and fees (See Note 2(h))	678,073	139,032	49,828
Fund administration	30,528	5,987	4,269
Directors' fees	351,683	143,103	26,224
Distributions payable	3,406,195	619,547	468,646
Accrued expenses and other liabilities	311,829	106,072	54,930
Total liabilities	102,313,474	18,530,900	6,559,032
NET ASSETS	$840,840,575	$163,243,327	$128,589,410
COMPOSITION OF NET ASSETS:
Paid-in capital	$945,397,361	$181,083,593	$141,998,463
Distributions in excess of net investment income	(1,433,638)	(434,770)	(478,340)
Accumulated net realized loss on investments and futures contracts	(12,154,275)	(2,643,915)	(2,215,188)
Net unrealized depreciation on investments and futures contracts	(90,968,873)	(14,761,581)	(10,715,525)
Net Assets	$840,840,575	$163,243,327	$128,589,410
Net assets by class:
Class A Shares	$740,197,662	$144,165,261	$128,252,075
Class B Shares	$18,031,525	–	–
Class C Shares	$80,301,415	$18,792,602	–
Class F Shares	$2,309,973	$285,464	$337,335
Outstanding shares by class*:
Class A Shares	76,232,246	15,372,330	13,857,497
Class B Shares	1,848,572	–	–
Class C Shares	8,254,443	2,001,357	–
Class F Shares	237,990	30,438	36,492
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$9.71	$9.38	$9.26
Class A Shares–Maximum offering price (Net asset value plus sales charge of 3.25%)	$10.04	$9.70	$9.57
Class B Shares–Net asset value	$9.75	–	–
Class C Shares–Net asset value	$9.73	$9.39	–
Class F Shares–Net asset value	$9.71	$9.38	$9.24

*  Lord Abbett Municipal Income Fund, Inc. has 1,020,000,000 authorized shares of capital stock (par value $.001)
of which 935,000,000 are issued and allocated as follows: 215,000,000 to National, 140,000,000 to each of California, New Jersey, and New York, and 100,000,000 to each of Connecticut, Hawaii, and Missouri.
The Lord Abbett Municipal Income Trust has an unlimited number of shares of beneficial interest authorized.

See Notes to Financial Statements.

	Hawaii	Missouri	New Jersey
ASSETS:
Investments in securities, at cost	$122,342,559	$157,233,652	$125,159,114
Investments in securities, at value	$115,745,788	$143,875,915	$112,020,954
Cash	2,836,202	854,715	766,949
Deposits with broker for futures collateral	222,500	295,000	400,000
Receivables:
Interest	1,792,584	2,268,176	1,792,624
Investment securities sold	80,000	2,917,510	–
Capital shares sold	573	68,693	187,637
From advisor (See Note 3)	14,917	5,136	1,379
Variation margin	208,745	261,674	345,591
Prepaid expenses	15,760	19,709	16,919
Total assets	120,917,069	150,566,528	115,532,053
LIABILITIES:
Payables:
Investment securities purchased	–	–	–
Trust certificates	5,000,000	–	–
Capital shares reacquired	146,742	149,239	152,406
Management fee	43,059	57,231	44,762
12b-1 distribution fees	34,704	30,749	36,941
Interest expense and fees (See Note 2(h))	54,185	–	–
Fund administration	3,970	5,431	4,319
Directors' fees	20,163	32,421	41,128
Distributions payable	395,235	537,699	428,909
Accrued expenses and other liabilities	52,336	69,479	71,606
Total liabilities	5,750,394	882,249	780,071
NET ASSETS	$115,166,675	$149,684,279	$114,751,982
COMPOSITION OF NET ASSETS:
Paid-in capital	$124,793,494	$164,211,014	$130,362,356
Distributions in excess of net investment income	(393,646)	(532,053)	(402,345)
Accumulated net realized loss on investments and futures contracts	(2,614,812)	(608,330)	(2,030,634)
Net unrealized depreciation on investments and futures contracts	(6,618,361)	(13,386,352)	(13,177,395)
Net Assets	$115,166,675	$149,684,279	$114,751,982
Net assets by class:
Class A Shares	$115,157,089	$149,609,487	$114,704,027
Class B Shares	–	–	–
Class C Shares	–	–	–
Class F Shares	$9,586	$74,792	$47,955
Outstanding shares by class*:
Class A Shares	25,428,189	32,104,200	25,912,522
Class B Shares	–	–	–
Class C Shares	–	–	–
Class F Shares	2,116	16,049	10,827
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$4.53	$4.66	$4.43
Class A Shares–Maximum offering price (Net asset value plus sales charge of 3.25%)	$4.68	$4.82	$4.58
Class B Shares–Net asset value	–	–	–
Class C Shares–Net asset value	–	–	–
Class F Shares–Net asset value	$4.53	$4.66	$4.43

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

September 30, 2008

	New York	Intermediate	Georgia
ASSETS:
Investments in securities, at cost	$292,517,126	$389,982,367	$141,866,604
Investments in securities, at value	$267,309,402	$376,649,227	$130,140,281
Cash	835,187	3,425,870	1,855,460
Deposits with broker for futures collateral	655,000	370,000	470,000
Receivables:
Interest	4,474,847	4,740,813	2,158,246
Investment securities sold	–	20,000	–
Capital shares sold	422,327	18,043,368	1,406,932
From advisor (See Note 3)	–	140,187	2,112
Variation margin	565,336	276,924	406,792
Prepaid expenses	24,376	61,936	16,239
Total assets	274,286,475	403,728,325	136,456,062
LIABILITIES:
Payables:
Investment securities purchased	–	10,594,590	–
Trust certificates	19,991,430	3,985,000	11,270,000
Capital shares reacquired	453,216	2,063,795	189,254
Management fee	96,689	110,402	46,321
12b-1 distribution fees	77,370	156,813	46,935
Interest expense and fees (See Note 2(h))	181,025	26,469	103,115
Fund administration	9,175	11,041	4,324
Directors'/Trustees' fees	124,101	4,653	8,844
Distributions payable	939,026	477,599	440,551
Accrued expenses and other liabilities	85,813	59,624	58,300
Total liabilities	21,957,845	17,489,986	12,167,644
NET ASSETS	$252,328,630	$386,238,339	$124,288,418
COMPOSITION OF NET ASSETS:
Paid-in capital	$280,097,523	$400,048,557	$137,873,030
Undistributed (distributions in excess of) net investment income	(1,013,960)	2,669	(109,622)
Accumulated net realized loss on investments and futures contracts	(1,482,970)	(834,866)	(1,702,566)
Net unrealized depreciation on investments and futures contracts	(25,271,963)	(12,978,021)	(11,772,424)
Net Assets	$252,328,630	$386,238,339	$124,288,418
Net assets by class:
Class A Shares	$221,057,471	$338,400,073	$124,125,701
Class B Shares	–	$1,965,712	–
Class C Shares	$31,261,898	$44,401,861	–
Class F Shares	$9,261	$1,459,552	$162,717
Class P Shares	–	$11,141	–
Outstanding shares by class*:
Class A Shares	22,773,998	35,920,837	25,173,748
Class B Shares	–	208,848	–
Class C Shares	3,222,803	4,718,767	–
Class F Shares	953	154,989	33,019
Class P Shares	–	1,183	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$9.71	$9.42	$4.93
Class A Shares–Maximum offering price	$10.04	$9.64	$5.10
(Net asset value plus sales charge of 3.25%)** Class B Shares–Net asset value	–	$9.41	–
Class C Shares–Net asset value	$9.70	$9.41	–
Class F Shares–Net asset value	$9.72	$9.42	$4.93
Class P Shares–Net asset value	–	$9.42	–

*  Lord Abbett Municipal Income Fund, Inc. has 1,020,000,000 authorized shares of capital stock (par value $.001)
of which 935,000,000 are issued and allocated as follows: 215,000,000 to National, 140,000,000 to each of California, New Jersey, and New York, and 100,000,000 to each of Connecticut, Hawaii, and Missouri.
The Lord Abbett Municipal Income Trust has an unlimited number of shares of benefical interest authorized.

**  Effective April 1, 2008, the maximum sales charge on Class A purchases of Intermediate Fund was reduced from 3.25% to 2.25%.

See Notes to Financial Statements.

	High Yield	Pennsylvania
ASSETS:
Investments in securities, at cost	$1,445,904,799	$98,962,549
Investments in securities, at value	$1,196,631,529	$92,102,002
Cash	2,601,967	625,101
Deposits with broker for futures collateral	2,920,000	82,500
Receivables:
Interest	25,059,528	1,408,502
Investment securities sold	4,135,987	868,635
Capital shares sold	2,727,993	13,142
From advisor (See Note 3)	46,822	–
Variation margin	2,520,752	74,816
Prepaid expenses	79,224	16,273
Total assets	1,236,723,802	95,190,971
LIABILITIES:
Payables:
Investment securities purchased	16,176,224	2,009,063
Trust certificates	112,474,226	5,690,000
Capital shares reacquired	8,017,107	59,571
Management fee	445,069	33,372
12b-1 distribution fees	112,304	41,844
Interest expense and fees (See Note 2(h))	1,322,189	39,205
Fund administration	36,266	3,184
Directors'/Trustees' fees	47,188	21,603
Distributions payable	5,240,994	321,052
Accrued expenses and other liabilities	236,344	54,218
Total liabilities	144,107,911	8,273,112
NET ASSETS	$1,092,615,891	$86,917,859
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,441,742,508	$94,191,815
Undistributed (distributions in excess of) net investment income	290,123	(214,474)
Accumulated net realized loss on investments and futures contracts	(99,832,682)	(191,077)
Net unrealized depreciation on investments and futures contracts	(249,584,058)	(6,868,405)
Net Assets	$1,092,615,891	$86,917,859
Net assets by class:
Class A Shares	$695,723,489	$86,908,456
Class B Shares	$9,628	–
Class C Shares	$392,360,136	–
Class F Shares	$4,512,979	$9,403
Class P Shares	$9,659	–
Outstanding shares by class*:
Class A Shares	58,500,323	18,798,829
Class B Shares	808.731	–
Class C Shares	32,985,326	–
Class F Shares	379,236	2,033.774
Class P Shares	812	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$11.89	$4.62
Class A Shares–Maximum offering price	$12.29	$4.78
(Net asset value plus sales charge of 3.25%)** Class B Shares–Net asset value	$11.91	–
Class C Shares–Net asset value	$11.89	–
Class F Shares–Net asset value	$11.90	$4.62
Class P Shares–Net asset value	$11.90	–

See Notes to Financial Statements.

Statements of Operations

For the Year Ended September 30, 2008

	National	California	Connecticut
Investment income:
Interest	$49,341,205	$9,219,969	$6,612,925
Dividends	148,433	20,413	39,582
Total investment income	49,489,638	9,240,382	6,652,507
Expenses:
Management fee	3,827,615	744,550	599,373
12b-1 distribution plan–Class A	1,510,922	297,655	266,192
12b-1 distribution plan–Class B	214,644	–	–
12b-1 distribution plan–Class C	601,263	134,997	–
12b-1 distribution plan–Class F	625	65	92
Interest expense and fees (See Note 2(h))	2,226,175	615,058	177,818
Shareholder servicing	402,179	64,012	45,632
Professional	140,458	47,193	42,322
Reports to shareholders	99,615	19,799	14,804
Fund administration	340,232	66,182	53,278
Custody	29,670	8,308	7,532
Directors' fees	22,310	4,234	3,423
Registration	179,520	41,136	32,568
Other	18,980	4,860	4,230
Gross expenses	9,614,208	2,048,049	1,247,264
Expense reductions (See Note 7)	(36,919)	(8,481)	(6,981)
Expenses assumed by advisor (See Note 3)	(19,326)	(14)	(210,606)
Net expenses	9,557,963	2,039,554	1,029,677
Net investment income	39,931,675	7,200,828	5,622,830
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments and futures contracts	(2,378,882)	(1,367,721)	(566,575)
Net change in unrealized appreciation on investments and futures contracts	(111,917,713)	(18,510,181)	(13,529,733)
Net realized and unrealized loss	(114,296,595)	(19,877,902)	(14,096,308)
Net Decrease in Net Assets Resulting From Operations	$(74,364,920)	$(12,677,074)	$(8,473,478)

See Notes to Financial Statements.

	Hawaii	Missouri	New Jersey
Investment income:
Interest	$5,526,870	$8,085,427	$6,549,819
Dividends	–	–	28,502
Total investment income	5,526,870	8,085,427	6,578,321
Expenses:
Management fee	512,512	720,513	566,302
12b-1 distribution plan–Class A	227,755	320,172	251,643
12b-1 distribution plan–Class B	–	–	–
12b-1 distribution plan–Class C	–	–	–
12b-1 distribution plan–Class F	11	22	18
Interest expense and fees (See Note 2(h))	181,970	184,158	96,238
Shareholder servicing	38,058	76,379	56,762
Professional	42,554	44,127	42,788
Reports to shareholders	11,361	22,164	15,000
Fund administration	45,557	64,046	50,338
Custody	3,000	5,484	12,029
Directors' fees	2,876	4,118	3,261
Registration	31,602	36,115	32,297
Other	3,659	4,084	3,994
Gross expenses	1,100,915	1,481,382	1,130,670
Expense reductions (See Note 7)	(5,075)	(8,223)	(6,477)
Expenses assumed by advisor (See Note 3)	(160,083)	(66,108)	(1,381)
Net expenses	935,757	1,407,051	1,122,812
Net investment income	4,591,113	6,678,376	5,455,509
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments and futures contracts	(629,400)	25,538	791,140
Net change in unrealized appreciation on investments and futures contracts	(8,960,399)	(17,210,647)	(15,724,006)
Net realized and unrealized loss	(9,589,799)	(17,185,109)	(14,932,866)
Net Decrease in Net Assets Resulting From Operations	$(4,998,686)	$(10,506,733)	$(9,477,357)

See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended September 30, 2008

	New York	Intermediate	Georgia
Investment income:
Interest	$14,350,202	$4,959,402	$6,585,272
Dividends	55,927	54,030	–
Total investment income	14,406,129	5,013,432	6,585,272
Expenses:
Management fee	1,212,053	485,589	585,530
12b-1 distribution plan–Class A	476,219	203,919	260,128
12b-1 distribution plan–Class B	–	12,270	–
12b-1 distribution plan–Class C	261,133	148,811	–
12b-1 distribution plan–Class F	4	297	48
12b-1 distribution plan–Class P	–	51	–
Interest expense and fees (See Note 2(h))	570,592	35,765	232,381
Shareholder servicing	106,389	36,571	63,941
Professional	48,191	37,041	43,146
Reports to shareholders	29,001	12,000	18,993
Fund administration	107,738	48,559	52,047
Custody	17,771	5,698	7,082
Directors'/Trustees' fees	6,994	1,964	3,424
Registration	44,998	67,317	32,680
Other	7,513	4,746	3,637
Gross expenses	2,888,596	1,100,598	1,303,037
Expense reductions (See Note 7)	(10,902)	(6,886)	(9,487)
Expenses assumed by advisor (See Note 3)	(11,200)	(620,067)	(161,349)
Net expenses	2,866,494	473,645	1,132,201
Net investment income	11,539,635	4,539,787	5,453,071
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments and futures contracts	(720,160)	(514,744)	(761,978)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(31,180,494)	(13,202,699)	(13,577,713)
Net realized and unrealized loss	(31,900,654)	(13,717,443)	(14,339,691)
Net Decrease in Net Assets Resulting From Operations	$(20,361,019)	$(9,177,656)	$(8,886,620)

See Notes to Financial Statements.

	High Yield	Pennsylvania
Investment income:
Interest	$85,131,463	$4,968,413
Dividends	261,800	20,131
Total investment income	85,393,263	4,988,544
Expenses:
Management fee	6,184,721	417,962
12b-1 distribution plan–Class A	1,606,298	185,741
12b-1 distribution plan–Class B	107	–
12b-1 distribution plan–Class C	3,817,025	–
12b-1 distribution plan–Class F	1,752	3
12b-1 distribution plan–Class P	49	–
Interest expense and fees (See Note 2(h))	5,986,273	170,786
Shareholder servicing	560,590	45,419
Professional	111,266	40,534
Reports to shareholders	162,516	13,082
Fund administration	505,309	37,152
Custody	93,735	3,556
Directors'/Trustees' fees	35,262	2,403
Registration	150,239	32,062
Other	39,313	3,169
Gross expenses	19,254,455	951,869
Expense reductions (See Note 7)	(72,969)	(5,170)
Expenses assumed by advisor (See Note 3)	(897,365)	(395)
Net expenses	18,284,121	946,304
Net investment income	67,109,142	4,042,240
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments and futures contracts	(79,017,884)	524,287
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(212,898,586)	(10,069,048)
Net realized and unrealized loss	(291,916,470)	(9,544,761)
Net Decrease in Net Assets Resulting From Operations	$(224,807,328)	$(5,502,521)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	National		California
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Operations:
Net investment income	$39,931,675	$24,739,275	$7,200,828	$6,793,698
Net realized gain (loss) on investments and futures contracts	(2,378,882)	2,889,614	(1,367,721)	(167,095)
Net change in unrealized appreciation on investments and futures contracts	(111,917,713)	(23,375,683)	(18,510,181)	(5,115,782)
Net increase (decrease) in net assets resulting from operations	(74,364,920)	4,253,206	(12,677,074)	1,510,821
Distributions to shareholders from:
Net investment income
Class A	(36,017,548)	(22,029,132)	(6,687,528)	(6,263,625)
Class B	(827,352)	(925,070)	–	–
Class C	(3,051,442)	(1,716,265)	(642,468)	(542,496)
Class F	(32,167)	–	(3,339)	–
Total distributions to shareholders	(39,928,509)	(24,670,467)	(7,333,335)	(6,806,121)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	271,142,139	115,362,488	42,418,367	19,128,203
Net proceeds from reorganizations (See Note 13)	272,039,008	–	–	–
Reinvestment of distributions	26,059,036	16,824,889	4,656,181	4,294,679
Cost of shares reacquired	(214,374,558)	(83,600,775)	(26,969,184)	(30,447,527)
Net increase (decrease) in net assets resulting from capital share transactions	354,865,625	48,586,602	20,105,364	(7,024,645)
Net increase (decrease) in net assets	240,572,196	28,169,341	94,955	(12,319,945)
NET ASSETS:
Beginning of year	$600,268,379	$572,099,038	$163,148,372	$175,468,317
End of year	$840,840,575	$600,268,379	$163,243,327	$163,148,372
Distributions in excess of net investment income	$(1,433,638)	$(1,648,215)	$(434,770)	$(300,037)

See Notes to Financial Statements.

	Connecticut		Hawaii
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Operations:
Net investment income	$5,622,830	$4,862,264	$4,591,113	$3,883,181
Net realized gain (loss) on investments and futures contracts	(566,575)	(339,055)	(629,400)	54,106
Net change in unrealized appreciation on investments and futures contracts	(13,529,733)	(2,445,669)	(8,960,399)	(1,804,595)
Net increase (decrease) in net assets resulting from operations	(8,473,478)	2,077,540	(4,998,686)	2,132,692
Distributions to shareholders from:
Net investment income
Class A	(5,716,113)	(5,002,339)	(4,759,615)	(3,959,084)
Class B	–	–	–	–
Class C	–	–	–	–
Class F	(4,316)	–	(593)	–
Total distributions to shareholders	(5,720,429)	(5,002,339)	(4,760,208)	(3,959,084)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	46,125,664	56,786,772	27,469,605	22,147,362
Net proceeds from reorganizations (See Note 13)	–	–	–	–
Reinvestment of distributions	3,524,732	2,870,395	3,129,218	2,674,811
Cost of shares reacquired	(43,200,827)	(16,928,364)	(9,672,012)	(10,353,689)
Net increase (decrease) in net assets resulting from capital share transactions	6,449,569	42,728,803	20,926,811	14,468,484
Net increase (decrease) in net assets	(7,744,338)	39,804,004	11,167,917	12,642,092
NET ASSETS:
Beginning of year	$136,333,748	$96,529,744	$103,998,758	$91,356,666
End of year	$128,589,410	$136,333,748	$115,166,675	$103,998,758
Distributions in excess of net investment income	$(478,340)	$(430,872)	$(393,646)	$(293,669)

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Missouri		New Jersey
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Operations:
Net investment income	$6,678,376	$6,486,909	$5,455,509	$5,364,948
Net realized gain (loss) on investments and futures contracts	25,538	238,102	791,140	1,613,343
Net change in unrealized appreciation on investments and futures contracts	(17,210,647)	(3,968,199)	(15,724,006)	(5,968,672)
Net increase (decrease) in net assets resulting from operations	(10,506,733)	2,756,812	(9,477,357)	1,009,619
Distributions to shareholders from:
Net investment income
Class A	(6,851,445)	(6,551,621)	(5,578,056)	(5,377,981)
Class B	–	–	–	–
Class C	–	–	–	–
Class F	(1,238)	–	(1,057)	–
Class P	–	–	–	–
Total distributions to shareholders	(6,852,683)	(6,551,621)	(5,579,113)	(5,377,981)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	25,053,207	16,602,435	21,332,752	16,084,714
Reinvestment of distributions	5,759,335	5,472,262	3,367,855	2,863,768
Cost of shares reacquired	(22,756,012)	(18,822,721)	(24,008,559)	(16,205,959)
Net increase in net assets resulting from capital share transactions	8,056,530	3,251,976	692,048	2,742,523
Net increase (decrease) in net assets	(9,302,886)	(542,833)	(14,364,422)	(1,625,839)
NET ASSETS:
Beginning of year	$158,987,165	$159,529,998	$129,116,404	$130,742,243
End of year	$149,684,279	$158,987,165	$114,751,982	$129,116,404
Undistributed (distributions in excess of) net investment income	$(532,053)	$(458,170)	$(402,345)	$(385,745)

See Notes to Financial Statements.

	New York		Intermediate
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Operations:
Net investment income	$11,539,635	$10,708,133	$4,539,787	$507,322
Net realized gain (loss) on investments and futures contracts	(720,160)	837,476	(514,744)	(25,504)
Net change in unrealized appreciation on investments and futures contracts	(31,180,494)	(8,000,695)	(13,202,699)	47,806
Net increase (decrease) in net assets resulting from operations	(20,361,019)	3,544,914	(9,177,656)	529,624
Distributions to shareholders from:
Net investment income
Class A	(10,553,686)	(10,111,504)	(3,925,358)	(389,194)
Class B	–	–	(38,815)	(24,755)
Class C	(1,199,725)	(735,071)	(562,575)	(92,847)
Class F	(450)	–	(12,157)	–
Class P	–	–	(422)	(380)
Total distributions to shareholders	(11,753,861)	(10,846,575)	(4,539,327)	(507,176)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	72,729,237	55,221,522	443,992,535	15,921,264
Reinvestment of distributions	6,637,415	6,394,420	2,455,571	271,368
Cost of shares reacquired	(63,771,702)	(35,188,659)	(68,610,436)	(4,974,218)
Net increase in net assets resulting from capital share transactions	15,594,950	26,427,283	377,837,670	11,218,414
Net increase (decrease) in net assets	(16,519,930)	19,125,622	364,120,687	11,240,862
NET ASSETS:
Beginning of year	$268,848,560	$249,722,938	$22,117,652	$10,876,790
End of year	$252,328,630	$268,848,560	$386,238,339	$22,117,652
Undistributed (distributions in excess of) net investment income	$(1,013,960)	$(894,502)	$2,669	$2,209

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Georgia		High Yield
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Operations:
Net investment income	$5,453,071	$5,237,370	$67,109,142	$64,589,107
Net realized gain (loss) on investments and futures contracts	(761,978)	(159,148)	(79,017,884)	(13,696,367)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(13,577,713)	(2,846,275)	(212,898,586)	(66,744,191)
Net increase (decrease) in net assets resulting from operations	(8,886,620)	2,231,947	(224,807,328)	(15,851,451)
Distributions to shareholders from:
Net investment income
Class A	(5,530,699)	(5,293,542)	(44,351,346)	(44,400,582)
Class B	–	–	(539)	(536)
Class C	–	–	(22,886,895)	(20,888,280)
Class F	(2,393)	–	(104,811)	–
Class P	–	–	(594)	(569)
Total distributions to shareholders	(5,533,092)	(5,293,542)	(67,344,185)	(65,289,967)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	27,835,905	34,381,109	523,404,854	844,943,337
Reinvestment of distributions	4,204,886	4,150,091	39,074,666	36,445,227
Cost of shares reacquired	(26,941,193)	(20,679,856)	(675,334,052)	(384,285,176)
Net increase (decrease) in net assets resulting from capital share transactions	5,099,598	17,851,344	(112,854,532)	497,103,388
Net increase (decrease) in net assets	(9,320,114)	14,789,749	(405,006,045)	415,961,970
NET ASSETS:
Beginning of year	$133,608,532	$118,818,783	$1,497,621,936	$1,081,659,966
End of year	$124,288,418	$133,608,532	$1,092,615,891	$1,497,621,936
Undistributed (distributions in excess of) net investment income	$(109,622)	$(32,460)	$290,123	$566,767

See Notes to Financial Statements.

	Pennsylvania
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Operations:
Net investment income	$4,042,240	$4,005,691
Net realized gain (loss) on investments and futures contracts	524,287	685,749
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(10,069,048)	(2,689,211)
Net increase (decrease) in net assets resulting from operations	(5,502,521)	2,002,229
Distributions to shareholders from:
Net investment income
Class A	(4,053,944)	(3,977,593)
Class B	–	–
Class C	–	–
Class F	(447)	–
Class P	–	–
Total distributions to shareholders	(4,054,391)	(3,977,593)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	8,760,886	10,184,874
Reinvestment of distributions	2,389,327	2,372,379
Cost of shares reacquired	(8,823,444)	(10,204,037)
Net increase (decrease) in net assets resulting from capital share transactions	2,326,769	2,353,216
Net increase (decrease) in net assets	(7,230,143)	377,852
NET ASSETS:
Beginning of year	$94,148,002	$93,770,150
End of year	$86,917,859	$94,148,002
Undistributed (distributions in excess of) net investment income	$(214,474)	$(197,796)

See Notes to Financial Statements.

Statements of Cash Flows

September 30, 2008

INCREASE IN CASH	California	High Yield
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(12,677,074)	$(224,807,328)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(96,283,529)	(675,383,923)
Proceeds from disposition of long-term portfolio investments and futures contracts	88,566,242	894,252,744
Sales of short-term portfolio investments, net	1,476,487	11,725,200
Decrease (Increase) in deposits with broker for futures collateral	(178,700)	303,200
Decrease (Increase) in interest receivable	(22,616)	2,629,524
Decrease in receivable for investment securities sold	19,471,784	6,447,418
Increase (Decrease) in receivable from advisor	(10)	78,710
Increase in prepaid expenses	(6,475)	(23,247)
Increase in variation margin receivable and payments for futures variation margins	(312,411)	(2,501,436)
Decrease in payable for investment securities purchased	(25,597,554)	(2,520,758)
Increase (Decrease) in management fee payable	2,305	(110,898)
Decrease in interest expense and fees payable	(177,456)	(1,566,738)
Decrease in 12b-1 distribution fees payable	(3,861)	(520,894)
Increase (Decrease) in fund administration payable	205	(9,816)
Increase (Decrease) in Directors'/Trustees' fees payable	(2,304)	15,477
Increase (Decrease) in accrued expenses and other liabilities	4,491	(46,400)
Net premium amortization on investments	86,521	1,504,972
Net change in unrealized appreciation (depreciation) on investments	18,465,545	212,423,119
Net realized loss on investments and futures contracts	1,367,721	79,017,884
Net cash provided by (used for) operating activities	(5,820,689)	300,906,810
Cash flows provided by (used for) financing activities*:
Proceeds from sales of shares	42,626,423	533,444,604
Payment on shares reacquired	(26,509,253)	(671,575,586)
Cash dividends paid	(2,550,383)	(28,116,196)
Proceeds from trust certificates	4,000,000	86,749,226
Repayment of trust certificates	(11,200,000)	(219,020,000)
Net cash provided by (used for) financing activities	6,366,787	(298,517,952)
Net increase in cash	546,098	2,388,858
Cash at beginning of year	124,502	213,109
Cash at end of year	$670,600	$2,601,967

*  Non cash financing activities not included herein consist of reinvestment of distributions of $4,656,181 for California and $39,074,666 for High Yield.

See Notes to Financial Statements.

Financial Highlights

NATIONAL TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.12	$11.52	$11.55	$11.49	$11.50
Investment operations:
Net investment income(a)	.51	.49	.46	.47	.47
Net realized and unrealized gain (loss)	(1.41)	(.40)	(.02)	.05	(.01)
Total from investment operations	(.90)	.09	.44	.52	.46
Distributions to shareholders from:
Net investment income	(.51)	(.49)	(.47)	(.46)	(.47)
Net asset value, end of year	$9.71	$11.12	$11.52	$11.55	$11.49
Total Return(b)	(8.41)%	.79%	3.94%	4.53%	4.10%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.05%	1.18%	1.20%	1.13%	1.06%
Expenses, excluding interest expense, including expense reductions and expenses assumed(c)	.79%	.77%	.92%	.93%	.96%
Expenses, excluding expense reductions and expenses assumed	1.06%	1.27%	1.20%	1.14%	1.10%
Net investment income	4.77%	4.34%	4.04%	4.03%	4.07%
Supplemental Data:
Net assets, end of year (000)	$740,198	$525,513	$499,778	$497,310	$500,519
Portfolio turnover rate	88.15%	49.43%	72.24%	118.31%	168.36%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

NATIONAL TAX FREE FUND

	Class B Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.16	$11.56	$11.58	$11.52	$11.53
Investment operations:
Net investment income(a)	.42	.41	.39	.39	.39
Net realized and unrealized gain (loss)	(1.41)	(.40)	(.02)	.05	(.01)
Total from investment operations	(.99)	.01	.37	.44	.38
Distributions to shareholders from:
Net investment income	(.42)	(.41)	(.39)	(.38)	(.39)
Net asset value, end of year	$9.75	$11.16	$11.56	$11.58	$11.52
Total Return(b)	(9.08)%	.08%	3.32%	3.83%	3.40%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.85%	1.90%	1.86%	1.78%	1.71%
Expenses, excluding interest expense, including expense reductions and expenses assumed(c)	1.58%	1.49%	1.58%	1.58%	1.61%
Expenses, excluding expense reductions and expenses assumed	1.86%	1.99%	1.86%	1.79%	1.75%
Net investment income	3.94%	3.61%	3.39%	3.38%	3.42%
Supplemental Data:
Net assets, end of year (000)	$18,032	$23,502	$27,871	$31,209	$34,263
Portfolio turnover rate	88.15%	49.43%	72.24%	118.31%	168.36%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

NATIONAL TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.15	$11.54	$11.57	$11.50	$11.52
Investment operations:
Net investment income(a)	.44	.42	.39	.39	.39
Net realized and unrealized gain (loss)	(1.41)	(.39)	(.02)	.06	(.02)
Total from investment operations	(.97)	.03	.37	.45	.37
Distributions to shareholders from:
Net investment income	(.45)	(.42)	(.40)	(.38)	(.39)
Net asset value, end of year	$9.73	$11.15	$11.54	$11.57	$11.50
Total Return(b)	(9.01)%	.23%	3.26%	3.93%	3.32%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.67%	1.82%	1.86%	1.78%	1.71%
Expenses, excluding interest expense, including expense reductions and expenses assumed(c)	1.41%	1.41%	1.58%	1.58%	1.61%
Expenses, excluding expense reductions and expenses assumed	1.68%	1.91%	1.86%	1.79%	1.75%
Net investment income	4.13%	3.70%	3.39%	3.38%	3.42%
Supplemental Data:
Net assets, end of year (000)	$80,301	$51,244	$44,450	$41,322	$43,409
Portfolio turnover rate	88.15%	49.43%	72.24%	118.31%	168.36%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

NATIONAL TAX FREE FUND

	Class F Shares
	Year Ended 9/30/2008	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$11.12	$11.12
Investment operations:
Net investment income(b)	.52	–	(c)
Net realized and unrealized gain (loss)	(1.41)	–	(c)
Total from investment operations	(.89)	–	(c)
Distributions to shareholders from:
Net investment income	(.52)	–
Net asset value, end of period	$9.71	$11.12
Total Return(d)	(8.32)%	.00%
Ratios to Average Net Assets:
Expenses excluding expense reductions and including expenses assumed	.95%	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.69%	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.97%	.00	%(e)(f)
Net investment income	5.00%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$2,310	$10
Portfolio turnover rate	88.15%	49.43%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

CALIFORNIA TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.57	$10.91	$10.96	$10.86	$10.80
Investment operations:
Net investment income(a)	.45	.44	.41	.44	.43
Net realized and unrealized gain (loss)	(1.18)	(.34)	(.03)	.08	.07
Total from investment operations	(.73)	.10	.38	.52	.50
Distributions to shareholders from:
Net investment income	(.46)	(.44)	(.43)	(.42)	(.44)
Net asset value, end of year	$9.38	$10.57	$10.91	$10.96	$10.86
Total Return(b)	(7.16)%	.87%	3.52%	4.88%	4.73%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.18%	1.29%	1.07%	1.01%	1.03%
Expenses, excluding interest expense, including expense reductions and expenses assumed(c)	.80%	.87%	.93%	.94%	.99%
Expenses, excluding expense reductions and expenses assumed	1.18%	1.30%	1.07%	1.01%	1.03%
Net investment income	4.41%	4.03%	3.79%	4.01%	3.97%
Supplemental Data:
Net assets, end of year (000)	$144,165	$147,893	$160,416	$166,227	$165,270
Portfolio turnover rate	49.17%	50.77%	47.86%	42.23%	28.04%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

CALIFORNIA TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.58	$10.92	$10.97	$10.87	$10.80
Investment operations:
Net investment income(a)	.39	.37	.34	.37	.36
Net realized and unrealized gain (loss)	(1.18)	(.34)	(.03)	.08	.08
Total from investment operations	(.79)	.03	.31	.45	.44
Distributions to shareholders from:
Net investment income	(.40)	(.37)	(.36)	(.35)	(.37)
Net asset value, end of year	$9.39	$10.58	$10.92	$10.97	$10.87
Total Return(b)	(7.73)%	.23%	2.87%	4.20%	4.14%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.79%	1.92%	1.72%	1.65%	1.67%
Expenses, excluding interest expense, including expense reductions and expenses assumed(c)	1.41%	1.50%	1.58%	1.58%	1.63%
Expenses, excluding expense reductions and expenses assumed	1.79%	1.92%	1.72%	1.65%	1.67%
Net investment income	3.79%	3.40%	3.14%	3.37%	3.32%
Supplemental Data:
Net assets, end of year (000)	$18,793	$15,245	$15,052	$13,953	$13,953
Portfolio turnover rate	49.17%	50.77%	47.86%	42.23%	28.04%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

CALIFORNIA TAX FREE FUND

	Class F Shares
	Year Ended 9/30/2008	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$10.57	$10.57
Investment operations:
Net investment income(b)	.45	–	(c)
Net realized and unrealized gain (loss)	(1.17)	–	(c)
Total from investment operations	(.72)	–	(c)
Distributions to shareholders from:
Net investment income	(.47)	–
Net asset value, end of period	$9.38	$10.57
Total Return(d)	(7.07)%	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.05%	.00	%(e)(f)
Expenses, excluding interest expense, including expenses reductions and expenses assumed(g)	.67%	.00	%(e)(f)
Expenses, excluding expenses reductions and expenses assumed	1.07%	.00	%(e)(f)
Net investment income	4.48%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$285	$10
Portfolio turnover rate	49.17%	50.77%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

CONNECTICUT TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.26	$10.51	$10.56	$10.61	$10.55
Investment operations:
Net investment income(a)	.42	.44	.45	.44	.43
Net realized and unrealized gain (loss)	(.99)	(.24)	(.04)	(.05)	.08
Total from investment operations	(.57)	.20	.41	.39	.51
Distributions to shareholders from:
Net investment income	(.43)	(.45)	(.46)	(.44)	(.45)
Net asset value, end of year	$9.26	$10.26	$10.51	$10.56	$10.61
Total Return(b)	(5.77)%	1.93%	3.96%	3.74%	4.92%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.78%	.91%	.76%	.92%	1.07%
Expenses, excluding interest expense, including expense reductions and expenses assumed(c)	.64%	.59%	.52%	.79%	1.00%
Expenses, excluding expense reductions and expenses assumed	.94%	1.20%	1.20%	1.09%	1.07%
Net investment income	4.22%	4.20%	4.34%	4.11%	4.09%
Supplemental Data:
Net assets, end of year (000)	$128,252	$136,324	$96,530	$91,078	$89,985
Portfolio turnover rate	34.10%	9.97%	31.96%	9.72%	19.20%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

CONNECTICUT TAX FREE FUND

	Class F Shares
	Year Ended 9/30/2008	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$10.26	$10.26
Investment operations:
Net investment income(b)	.44	–	(c)
Net realized and unrealized gain (loss)	(1.02)	–	(c)
Total from investment operations	(.58)	–	(c)
Distributions to shareholders from:
Net investment income	(.44)	–
Net asset value, end of period	$9.24	$10.26
Total Return(d)	(5.77)%	.00%
Ratios to Average Net Assets:
Expenses excluding expense reductions and including expenses assumed	.62%	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.49%	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.83%	.00	%(e)(f)
Net investment income	4.43%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$337	$10
Portfolio turnover rate	34.10%	9.97%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

HAWAII TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$4.92	$5.01	$5.04	$5.08	$5.08
Investment operations:
Net investment income(a)	.20	.20	.20	.20	.21
Net realized and unrealized gain (loss)	(.39)	(.09)	(.02)	(.04)	– (b)
Total from investment operations	(.19)	.11	.18	.16	.21
Distributions to shareholders from:
Net investment income	(.20)	(.20)	(.21)	(.20)	(.21)
Net asset value, end of year	$4.53	$4.92	$5.01	$5.04	$5.08
Total Return(c)	(3.99)%	2.31%	3.60%	3.28%	4.18%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.83%	.95%	.90%	1.05%	1.06%
Expenses, excluding interest expense, including expense reductions and expenses assumed(d)	.66%	.65%	.71%	.95%	1.01%
Expenses, excluding expense reductions and expenses assumed	.97%	1.19%	1.14%	1.05%	1.06%
Net investment income	4.03%	4.02%	4.01%	3.98%	4.13%
Supplemental Data:
Net assets, end of year (000)	$115,157	$103,989	$91,357	$78,217	$69,598
Portfolio turnover rate	20.85%	10.01%	38.26%	18.22%	6.12%

(a) Calculated using average shares outstanding during the period.

(b) Amount is less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

HAWAII TAX FREE FUND

	Class F Shares
	Year Ended 9/30/2008	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$4.92	$4.92
Investment operations:
Net investment income(b)	.20	–	(c)
Net realized and unrealized gain (loss)	(.38)	–	(c)
Total from investment operations	(.18)	–	(c)
Distributions to shareholders from:
Net investment income	(.21)	–
Net asset value, end of period	$4.53	$4.92
Total Return(d)	(3.89)%	.00%
Ratio to Average Net Assets:
Expenses excluding expense reductions and including expenses assumed	.66%	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.50%	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.80%	.00	%(e)(f)
Net investment income	4.06%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$10	$10
Portfolio turnover rate	20.85%	10.01%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

MISSOURI TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$5.20	$5.33	$5.35	$5.34	$5.36
Investment operations:
Net investment income(a)	.21	.21	.22	.22	.20
Net realized and unrealized gain (loss)	(.53)	(.12)	(.02)	– (b)	– (b)
Total from investment operations	(.32)	.09	.20	.22	.20
Distributions to shareholders from:
Net investment income	(.22)	(.22)	(.21)	(.21)	(.22)
Net realized gain	–	–	(.01)	–	–
Total distributions	(.22)	(.22)	(.22)	(.21)	(.22)
Net asset value, end of year	$4.66	$5.20	$5.33	$5.35	$5.34
Total Return(c)	(6.45)%	1.64%	3.92%	4.26%	3.77%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.88%	1.12%	.78%	.81%	1.07%
Expenses, excluding interest expense, including expense reductions and expenses assumed(d)	.76%	.77%	.57%	.67%	1.01%
Expenses, excluding expense reductions and expenses assumed	.93%	1.24%	1.16%	1.09%	1.07%
Net investment income	4.17%	4.06%	4.14%	4.02%	3.85%
Supplemental Data:
Net assets, end of year (000)	$149,609	$158,977	$159,530	$161,624	$155,906
Portfolio turnover rate	28.12%	21.48%	27.30%	25.49%	40.33%

(a) Calculated using average shares outstanding during the period.

(b) Amount is less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

MISSOURI TAX FREE FUND

	Class F Shares
	Year Ended 9/30/2008	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$5.20	$5.20
Investment operations:
Net investment income(b)	.22	–	(c)
Net realized and unrealized gain (loss)	(.54)	–	(c)
Total from investment operations	(.32)	–	(c)
Distributions to shareholders from:
Net investments income	(.22)	–
Net asset value, end of period	$4.66	$5.20
Total Return(d)	(6.36)%	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.75%	.00	%(e)(f)
Expenses, excluding interest expense, including expenses reductions and expenses assumed(g)	.63%	.00	%(e)(f)
Expenses, excluding expenses reductions and expenses assumed	.81%	.00	%(e)(f)
Net investment income	4.34%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$75	$10
Portfolio turnover rate	28.12%	21.48%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

NEW JERSEY TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$5.00	$5.17	$5.20	$5.18	$5.20
Investment operations:
Net investment income(a)	.21	.21	.21	.21	.22
Net realized and unrealized gain (loss)	(.56)	(.17)	(.03)	.02	(.02)
Total from investment operations	(.35)	.04	.18	.23	.20
Distributions to shareholders from:
Net investment income	(.22)	(.21)	(.21)	(.21)	(.22)
Net asset value, end of year	$4.43	$5.00	$5.17	$5.20	$5.18
Total Return(b)	(7.36)%	.78%	3.51%	4.42%	3.89%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.90%	1.14%	1.10%	1.10%	1.05%
Expenses, excluding interest expense, including expense reductions and expenses assumed(c)	.82%	.81%	.86%	.95%	1.00%
Expenses, excluding expense reductions and expenses assumed	.90%	1.21%	1.22%	1.10%	1.05%
Net investment income	4.34%	4.11%	4.03%	4.02%	4.18%
Supplemental Data:
Net assets, end of year (000)	$114,704	$129,106	$130,742	$137,319	$139,462
Portfolio turnover rate	32.16%	37.64%	28.99%	28.46%	31.47%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

NEW JERSEY TAX FREE FUND

	Class F Shares
	Year Ended 9/30/2008	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$5.00	$5.00
Investment operations:
Net investment income(b)	.21	–	(c)
Net realized and unrealized gain (loss)	(.56)	–	(c)
Total from investment operations	(.35)	–	(c)
Distributions to shareholders from:
Net investment income	(.22)	–
Net asset value, end of period	$4.43	$5.00
Total Return(d)	(7.27)%	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.74%	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.66%	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.77%	.00	%(e)(f)
Net investment income	4.41%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$48	$10
Portfolio turnover rate	32.16%	37.64%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

NEW YORK TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.96	$11.27	$11.32	$11.41	$11.42
Investment operations:
Net investment income(a)	.46	.47	.48	.48	.48
Net realized and unrealized gain (loss)	(1.24)	(.31)	(.05)	(.09)	– (b)
Total from investment operations	(.78)	.16	.43	.39	.48
Distributions to shareholders from:
Net investment income	(.47)	(.47)	(.48)	(.48)	(.49)
Net asset value, end of year	$9.71	$10.96	$11.27	$11.32	$11.41
Total Return(c)	(7.37)%	1.47%	3.92%	3.43%	4.33%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.99%	1.01%	.80%	.86%	1.00%
Expenses, excluding interest expense, including expense reductions and expenses assumed(d)	.78%	.70%	.62%	.76%	.94%
Expenses, excluding expense reductions and expenses assumed	1.00%	1.16%	1.11%	1.04%	1.05%
Net investment income	4.36%	4.20%	4.27%	4.16%	4.27%
Supplemental Data:
Net assets, end of year (000)	$221,057	$243,416	$233,101	$229,598	$237,349
Portfolio turnover rate	44.67%	25.38%	69.19%	57.03%	46.33%

(a) Calculated using average shares outstanding during the period.

(b) Amount is less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

NEW YORK TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.96	$11.27	$11.32	$11.40	$11.42
Investment operations:
Net investment income(a)	.40	.39	.40	.40	.41
Net realized and unrealized loss	(1.25)	(.30)	(.04)	(.08)	(.01)
Total from investment operations	(.85)	.09	.36	.32	.40
Distributions to shareholders from:
Net investment income	(.41)	(.40)	(.41)	(.40)	(.42)
Net asset value, end of year	$9.70	$10.96	$11.27	$11.32	$11.40
Total Return(b)	(8.02)%	.84%	3.25%	2.87%	3.57%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.63%	1.67%	1.46%	1.51%	1.65%
Expenses, excluding interest expense, including expense reductions and expenses assumed(c)	1.41%	1.36%	1.28%	1.41%	1.59%
Expenses, excluding expense reductions and expenses assumed	1.63%	1.81%	1.77%	1.69%	1.70%
Net investment income	3.72%	3.53%	3.61%	3.51%	3.62%
Supplemental Data:
Net assets, end of year (000)	$31,262	$25,423	$16,622	$14,502	$12,317
Portfolio turnover rate	44.67%	25.38%	69.19%	57.03%	46.33%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

NEW YORK TAX FREE FUND

	Class F Shares
	Year Ended 9/30/2008	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$10.96	$10.96
Investment operations:
Net investment income(b)	.48	–	(c)
Net realized and unrealized gain (loss)	(1.24)	–	(c)
Total from investment operations	(.76)	–	(c)
Distributions to shareholders from:
Net investment income	(.48)	–
Net asset value, end of period	$9.72	$10.96
Total Return(d)	(7.18)%	.00%
Ratio to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.82%	.00	%(e)(f)
Expenses, excluding interest expense, including expenses reductions and expenses assumed(g)	.61%	.00	%(e)(f)
Expenses, excluding expenses reductions and expenses assumed	.83%	.00	%(e)(f)
Net investment income	4.53%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$9	$10
Portfolio turnover rate	44.67%	25.38%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

INTERMEDIATE TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.75	$9.81	$9.80	$9.95	$9.94
Investment operations:
Net investment income(a)	.37	.36	.32	.30	.27
Net realized and unrealized gain (loss)	(.32)	(.06)	.03	(.17)	.01
Total from investment operations	.05	.30	.35	.13	.28
Distributions to shareholders from:
Net investment income	(.38)	(.36)	(.34)	(.28)	(.27)
Net asset value, end of year	$9.42	$9.75	$9.81	$9.80	$9.95
Total Return(b)	.43%	3.11%	3.67%	1.36%	2.84%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.27%	.27%	.27%	.27%	.26	%†
Expenses, excluding interest expense, including expense reductions and expenses assumed(c)	.24%	.25%	.25%	.25%	.25	%†
Expenses, excluding expense reductions and expenses assumed	.79%	1.37%	1.66%	1.42%	2.35	%†
Net investment income	3.80%	3.68%	3.34%	3.01%	2.70	%†
Supplemental Data:
Net assets, end of year (000)	$338,400	$17,046	$7,234	$7,941	$6,360
Portfolio turnover rate	29.73%	30.70%	100.82%	42.10%	60.08%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND

	Class B Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.74	$9.80	$9.79	$9.94	$9.93
Investment operations:
Net investment income(a)	.31	.29	.26	.21	.20
Net realized and unrealized gain (loss)	(.33)	(.06)	.02	(.16)	–	(b)
Total from investment operations	(.02)	.23	.28	.05	.20
Distributions to shareholders from:
Net investment income	(.31)	(.29)	(.27)	(.20)	(.19)
Net asset value, end of year	$9.41	$9.74	$9.80	$9.79	$9.94
Total Return(c)	(.29)%	2.35%	2.92%	.55%	2.09%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.02%	1.02%	1.02%	1.02%	1.01	%†
Expenses, excluding interest expense, including expense reductions and expenses assumed(d)	1.00%	1.00%	1.00%	1.00%	1.00	%†
Expenses, excluding expense reductions and expenses assumed	1.67%	2.12%	2.32%	2.11%	3.00	%†
Net investment income	3.15%	2.95%	2.67%	2.15%	1.95	%†
Supplemental Data:
Net assets, end of year (000)	$1,966	$802	$848	$775	$311
Portfolio turnover rate	29.73%	30.70%	100.82%	42.10%	60.08%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during the period.

(b) Amount is less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.74	$9.80	$9.79	$9.94	$9.93
Investment operations:
Net investment income(a)	.30	.29	.25	.23	.20
Net realized and unrealized gain (loss)	(.32)	(.06)	.03	(.17)	–	(b)
Total from investment operations	(.02)	.23	.28	.06	.20
Distributions to shareholders from:
Net investment income	(.31)	(.29)	(.27)	(.21)	(.19)
Net asset value, end of year	$9.41	$9.74	$9.80	$9.79	$9.94
Total Return(c)	(.31)%	2.35%	2.90%	.61%	2.05%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.02%	1.02%	1.02%	1.02%	1.01	%†
Expenses, excluding interest expense, including expense reductions and expenses assumed(d)	0.98%	1.00%	1.00%	1.00%	1.00	%†
Expenses, excluding expense reductions and expenses assumed	1.45%	2.02%	2.31%	2.06%	3.00	%†
Net investment income	3.11%	2.95%	2.59%	2.28%	1.95	%†
Supplemental Data:
Net assets, end of year (000)	$44,402	$4,249	$2,784	$3,775	$3,297
Portfolio turnover rate	29.73%	30.70%	100.82%	42.10%	60.08%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during period.

(b) Amount is less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND

	Class F Shares
	Year Ended 9/30/2008	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$9.75	$9.75
Investment operations:
Net investment income(b)	.39	–	(c)
Net realized and unrealized gain (loss)	(.33)	–	(c)
Total from investment operations	.06	–	(c)
Distributions to shareholders from:
Net investment income	(.39)	–
Net asset value, end of period	$9.42	$9.75
Total Return(d)	.57%	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.13%	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.10%	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.67%	.00	%(e)(f)
Net investment income	3.97%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$1,460	$10
Portfolio turnover rate	29.73%	30.70%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERMEDIATE TAX FREE FUND

	Class P Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.75	$9.81	$9.80	$9.95	$9.94
Investment operations:
Net investment income(a)	.36	.34	.31	.28	.25
Net realized and unrealized gain (loss)	(.33)	(.06)	.02	(.17)	.01
Total from investment operations	.03	.28	.33	.11	.26
Distributions to shareholders from:
Net investment income	(.36)	(.34)	(.32)	(.26)	(.25)
Net asset value, end of year	$9.42	$9.75	$9.81	$9.80	$9.95
Total Return(b)	.29%	2.91%	3.46%	1.16%	2.65%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.46%	.47%	.47%	.47%	.46	%†
Expenses, excluding interest expense, including expense reductions and expenses assumed(c)	.43%	.45%	.45%	.45%	.45	%†
Expenses, excluding expense reductions and expenses assumed	1.13%	1.57%	1.77%	1.50%	2.45	%†
Net investment income	3.73%	3.49%	3.15%	2.83%	2.50	%†
Supplemental Data:
Net assets, end of year (000)	$11	$11	$11	$10	$10
Portfolio turnover rate	29.73%	30.70%	100.82%	42.10%	60.08%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

GEORGIA TAX FREE TRUST

	Class A Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$5.51	$5.64	$5.66	$5.65	$5.63
Investment operations:
Net investment income(a)	.23	.23	.22	.23	.23
Net realized and unrealized gain (loss)	(.58)	(.13)	(.01)	.01	.02
Total from investment operations	(.35)	.10	.21	.24	.25
Distributions to shareholders from:
Net investment income	(.23)	(.23)	(.23)	(.23)	(.23)
Net asset value, end of year	$4.93	$5.51	$5.64	$5.66	$5.65
Total Return(b)	(6.62)%	1.76%	3.77%	4.24%	4.54%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.88%	.88%	.63%	.72%	.75%
Expenses, excluding interest expense, including expense reductions and expenses assumed(c)	.69%	.60%	.44%	.61%	.67%
Expenses, excluding expense reductions and expenses assumed	1.00%	1.13%	1.08%	.72%	.75%
Net investment income	4.19%	4.04%	3.99%	3.98%	4.14%
Supplemental Data:
Net assets, end of year (000)	$124,126	$133,599	$118,819	$103,887	$89,480
Portfolio turnover rate	37.84%	13.29%	36.93%	24.38%	20.25%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

GEORGIA TAX FREE TRUST

	Class F Shares
	Year Ended 9/30/2008	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$5.51	$5.51
Investment operations:
Net investment income(b)	.23	–	(c)
Net realized and unrealized gain (loss)	(.58)	–	(c)
Total from investment operations	(.35)	–	(c)
Distributions to shareholders from:
Net investment income	(.23)	–
Net asset value, end of period	$4.93	$5.51
Total Return(d)	(6.53)%	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.81%	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.63%	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.89%	.00	%(e)(f)
Net investment income	4.39%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$163	$10
Portfolio turnover rate	37.84%	13.29%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not Annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

HIGH YIELD MUNICIPAL BOND FUND

	Class A Shares
	Year Ended 9/30			12/1/2004(a) to
	2008	2007	2006	9/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.03	$15.81	$15.41	$15.00
Investment operations:
Net investment income(b)				.03
Net realized and unrealized gain				.17
Total from investment operations				.20
Distributions to shareholders from:
Net investment income				(.03)
Net asset value on SEC Effective Date, December 30, 2004				$15.17
Investment operations:
Net investment income(b)	.75	.75	.82	.56
Net realized and unrealized gain (loss)	(3.13)	(.77)	.37	.31
Total from investment operations	(2.38)	(.02)	1.19	.87
Distributions to shareholders from:
Net investment income	(.76)	(.76)	(.79)	(.63)
Net asset value, end of period	$11.89	$15.03	$15.81	$15.41
Total Return(c)				1.36	%(d)(e)
Total Return(c)	(16.33)%	(.23)%	7.97%	5.79	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.27%	1.31%	.49%	.15	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.79%	.67%	.16%	.00	%(d)(h)
Expenses, excluding expense reductions and expenses assumed	1.30%	1.52%	1.34%	1.00	%(i)
Net investment income	5.50%	4.75%	5.28%	4.80	%(i)
Supplemental Data:
Net assets, end of period (000)	$695,723	$959,170	$731,726	$312,948
Portfolio turnover rate	47.95%	24.92%	62.27%	70.93	%(d)

(a) Commencement of investment operations was 12/1/2004, SEC effective date was 12/30/2004 and date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 12/30/2004.

(f) Total return for the period 12/30/2004 through 9/30/2005.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(h) Amount is less than .01%.

(i) Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class B Shares
	Year Ended 9/30			12/1/2004(a) to
	2008	2007	2006	9/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.03	$15.81	$15.41	$15.00
Investment operations:
Net investment income(b)				.02
Net realized and unrealized gain				.17
Total from investment operations				.19
Distributions to shareholders from:
Net investment income				(.02)
Net asset value on SEC Effective Date, December 30, 2004				$15.17
Investment operations:
Net investment income(b)	.70	.68	.77	.58
Net realized and unrealized gain (loss)	(3.14)	(.78)	.37	.29
Total from investment operations	(2.44)	(.10)	1.14	.87
Distributions to shareholders from:
Net investment income	(.68)	(.68)	(.74)	(.63)
Net asset value, end of period	$11.91	$15.03	$15.81	$15.41
Total Return(c)				1.29	%(d)(e)
Total Return(c)	(16.70)%	(.74)%	7.62%	5.80	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.74%	1.77%	.80%	.22	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	1.26%	1.13%	.47%	.07	%(d)
Expenses, excluding expense reductions and expenses assumed	2.07%	2.24%	1.96%	1.85	%(h)
Net investment income	5.10%	4.29%	4.99%	4.74	%(h)
Supplemental Data:
Net assets, end of period (000)	$10	$11	$11	$10
Portfolio turnover rate	47.95%	24.92%	62.27%	70.93	%(d)

(a) Commencement of investment operations was 12/1/2004, SEC effective date was 12/30/2004 and date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 12/30/2004.

(f) Total return for the period 12/30/2004 through 9/30/2005.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(h) Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class C Shares
	Year Ended 9/30			12/1/2004(a) to
	2008	2007	2006	9/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.03	$15.81	$15.41	$15.00
Investment operations:
Net investment income(b)				.02
Net realized and unrealized gain				.17
Total from investment operations				.19
Distributions to shareholders from:
Net investment income				(.02)
Net asset value on SEC Effective Date, December 30, 2004				$15.17
Investment operations:
Net investment income(b)	.68	.67	.76	.56
Net realized and unrealized gain (loss)	(3.14)	(.77)	.38	.31
Total from investment operations	(2.46)	(.10)	1.14	.87
Distributions to shareholders from:
Net investment income	(.68)	(.68)	(.74)	(.63)
Net asset value, end of period	$11.89	$15.03	$15.81	$15.41
Total Return(c)				1.29	%(d)(e)
Total Return(c)	(16.77)%	(.74)%	7.62%	5.79	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.78%	1.81%	.88%	.15	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	1.30%	1.17%	.54%	.00	%(d)(h)
Expenses, excluding expense reductions and expenses assumed	1.93%	2.17%	1.98%	1.78	%(i)
Net investment income	5.00%	4.25%	4.98%	4.79	%(i)
Supplemental Data:
Net assets, end of period (000)	$392,360	$538,419	$349,911	$125,319
Portfolio turnover rate	47.95%	24.92%	62.27%	70.93	%(d)

(a) Commencement of investment operations was 12/1/2004, SEC effective date was 12/30/2004 and date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 12/30/2004.

(f) Total return for the period 12/30/2004 through 9/30/2005.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(h) Amount is less than .01%.

(i) Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class F Shares
	Year Ended 9/30/2008	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$15.03	$15.03
Investment operations:
Net investment income(b)	.76	–	(c)
Net realized and unrealized gain (loss)	(3.13)	–	(c)
Total from investment operations	(2.37)	–	(c)
Distributions to shareholders from:
Net investment income	(.76)	–
Net asset value, end of period	$11.90	$15.03
Total Return(d)	(16.19)%	.00%
Ratio to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.20%	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.72%	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	1.20%	.00	%(e)(f)
Net investment income	5.90%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$4,513	$10
Portfolio turnover rate	47.95%	24.92%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

HIGH YIELD MUNICIPAL BOND FUND

	Class P Shares
	Year Ended 9/30			12/1/2004(a) to
	2008	2007	2006	9/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.04	$15.82	$15.42	$15.00
Investment operations:
Net investment income(b)				.03
Net realized and unrealized gain				.17
Total from investment operations				.20
Distributions to shareholders from:
Net investment income				(.03)
Net asset value on SEC Effective Date, December 30, 2004				$15.17
Investment operations:
Net investment income(b)	.74	.75	.83	.58
Net realized and unrealized gain (loss)	(3.13)	(.77)	.36	.30
Total from investment operations	(2.39)	(.02)	1.19	.88
Distributions to shareholders from:
Net investment income	(.75)	(.76)	(.79)	(.63)
Net asset value, end of period	$11.90	$15.04	$15.82	$15.42
Total Return(c)				1.34	%(d)(e)
Total Return(c)	(16.34)%	(.25)%	7.94%	5.86	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.35%	1.32%	.47%	.18	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.87%	.66%	.13%	.03	%(d)
Expenses, excluding expense reductions and expenses assumed	1.51%	1.73%	1.45%	1.34	%(h)
Net investment income	5.46%	4.77%	5.41%	4.80	%(h)
Supplemental Data:
Net assets, end of period (000)	$10	$12	$12	$11
Portfolio turnover rate	47.95%	24.92%	62.27%	70.93	%(d)

(a) Commencement of investment operations was 12/1/2004, SEC effective date was 12/30/2004 and date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 12/30/2004.

(f) Total return for the period 12/30/2004 through 9/30/2005.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(h) Annualized.

See Notes to Financial Statements.

Financial Highlights

PENNSYLVANIA TAX FREE TRUST

	Class A Shares
	Year Ended 9/30
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$5.13	$5.24	$5.30	$5.28	$5.27
Investment operations:
Net investment income(a)	.22	.22	.22	.22	.22
Net realized and unrealized gain (loss)	(.51)	(.11)	(.06)	.02	.01
Total from investment operations	(.29)	.11	.16	.24	.23
Distributions to shareholders from:
Net investment income	(.22)	(.22)	(.22)	(.22)	(.22)
Net asset value, end of year	$4.62	$5.13	$5.24	$5.30	$5.28
Total Return(b)	(5.90)%	2.10%	3.10%	4.57%	4.48%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.02%	1.11%	.86%	.96%	1.02%
Expenses, excluding interest expense, including expense reductions and expenses assumed(c)	.84%	.77%	.67%	.88%	.97%
Expenses, excluding expense reductions and expenses assumed	1.02%	1.24%	1.12%	1.00%	1.02%
Net investment income	4.35%	4.23%	4.19%	4.06%	4.20%
Supplemental Data:
Net assets, end of year (000)	$86,908	$94,138	$93,770	$97,069	$95,954
Portfolio turnover rate	44.84%	32.18%	42.20%	20.59%	27.03%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

PENNSYLVANIA TAX FREE TRUST

	Class F Shares
	Year Ended 9/30/2008	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$5.13	$5.13
Investment operations:
Net investment income(b)	.23	–	(c)
Net realized and unrealized gain (loss)	(.52)	–	(c)
Total from investment operations	(.29)	–	(c)
Distributions to shareholders from:
Net investment income	(.22)	–
Net asset value, end of period	$4.62	$5.13
Total Return(d)	(5.81)%	.00%
Ratios to Average Net Assets:
Expenses excluding expense reductions and including expenses assumed	.80%	.00	%(e)(f)
Expenses, excluding interest expense, including expense reductions and expenses assumed(g)	.61%	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed	.83%	.00	%(e)(f)
Net investment income	4.57%	.00	%(e)(f)
Supplemental Data:
Net assets, end of period (000)	$9	$10
Portfolio turnover rate	44.84%	32.18%

(a) Commencement of investment operation was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Amount is less than .01%.

(g) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Municipal Income Fund, Inc. (the "Company") and Lord Abbett Municipal Income Trust (the "Trust") are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. The Company was organized as a Maryland corporation on December 27, 1983. The Trust was organized as a Massachusetts business trust on September 11, 1991 and was reorganized as a Delaware statutory trust on July 22, 2002.

The Company consists of the following seven portfolios and their respective classes (separately, a "Fund" and collectively, the "Funds"):

Funds	Classes Offered
Lord Abbett National Tax-Free Income Fund ("National")	A,B,C,F,I and P
Lord Abbett California Tax-Free Income Fund ("California")	A,C,F and P
Lord Abbett Connecticut Tax-Free Income Fund ("Connecticut")	A,F and P
Lord Abbett Hawaii Tax-Free Income Fund ("Hawaii")	A,F and P
Lord Abbett Missouri Tax-Free Income Fund ("Missouri")	A,F and P
Lord Abbett New Jersey Tax-Free Income Fund ("New Jersey")	A,F and P
Lord Abbett New York Tax-Free Income Fund ("New York")	A,C,F and P

The Trust consists of the following four portfolios and their respective classes (separately, a "Fund" and collectively, the "Funds"):

Funds	Classes Offered
Lord Abbett Intermediate Tax-Free Fund ("Intermediate")	A,B,C,F and P
Georgia Series ("Georgia")	A,F and P
Lord Abbett High Yield Municipal Bond Fund ("High Yield")	A,B,C,F,I and P
Pennsylvania Series ("Pennsylvania")	A,F and P

Each Fund is non-diversified as defined under the Act, except for National and Intermediate. As of the date of this report, only Intermediate and High Yield have issued Class P shares, and National and High Yield have been authorized to issue but have not issued Class I shares.

The investment objective of each Fund (except for High Yield) is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. Each Fund (except for National, Intermediate and High Yield) also seeks as high a level of interest income exempt from the personal income tax of its corresponding state as is consistent with reasonable risk. The investment objective of High Yield is to seek a high level of income exempt from federal income tax. New York also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk.

Each class has different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, F, I and P shares, although there may be a contingent deferred sales charge ("CDSC") as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or the next business day thereafter) following the eighth anniversary of the original purchase of Class B shares. As of October 1, 2007, the Funds' Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Funds' Prospectus.

Notes to Financial Statements (continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors/Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company and Trust that do not specifically relate to an individual Fund are generally allocated to the Funds within the Company and Trust on a pro-rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F and P shares bear their class specific share of all expenses and fees relating to the Funds' 12b-1 Distribution Plan.

(f)  Futures Contracts–Each Fund may purchase and sell futures contracts for bona fide hedging purposes including hedging against changes in interest rates and securities prices. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called "initial margin." Subsequent payments called "variation margin" are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. Generally, open futures contracts are marked to market for federal income tax purposes at fiscal year-end. As of September 30, 2008, each Fund had open futures contracts.

Notes to Financial Statements (continued)

(g)  When-Issued Municipal Bonds–Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment normally taking place approximately one month after the purchase date.

(h)  Municipal Bonds Held in Trust–Each Fund may invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (trust certificates), which are sold to third party investors, and residual certificates, which are generally issued to a Fund which made the transfer or to affiliates of the Fund. Each Fund's transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standard No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in a Fund's Schedule of Investments and the proceeds from the transactions are reported as a liability for trust certificates on the Statement of Assets and Liabilities. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by a Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At September 30, 2008, the aggregate value of the underlying municipal securities transferred to TOBs, the liability for trust certificates and the range of interest rates for such certificates were:

Fund	Liability for Trust Certificates	Interest Rate or Range of Interest Rates	Underlying Municipal Bonds Transferred to TOBs
National	$88,963,000	4.33% - 8.51%	$160,616,544
California	15,700,000	8.00% - 8.40%	30,704,077
Connecticut	5,080,000	8.46%	9,515,602
Hawaii	5,000,000	8.46%	9,148,200
New York	19,991,430	4.33% - 8.00%	36,772,077
Intermediate	3,985,000	7.96% - 8.00%	7,768,542
Georgia	11,270,000	7.99% - 8.24%	21,523,442
High Yield	112,474,226	7.46% - 8.51%	188,940,478
Pennsylvania	5,690,000	8.46%	10,792,564

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, a Fund's investment in TOB Residuals likely will adversely affect a Fund's net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect a Fund's net asset value per share.

Notes to Financial Statements (continued)

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company and Trust each have a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett"), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolio.

The management fee is based on each Fund's average daily net assets at the following annual rates, for all Funds, other than Intermediate and High Yield:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

The management fee for Intermediate is based on the Fund's average daily net assets at the following annual rates:

First $2 billion	.40%
Next $3 billion	.375%
Over $5 billion	.35%

The management fee for High Yield is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.50%
Next $1 billion	.45%
Over $2 billion	.40%

For the year ended September 30, 2008, the effective management fee paid to Lord Abbett was at the following annualized rates of each Fund's average daily net assets:

Effective Management Fee Rate
National	0.45%
California	0.45%
Connecticut	0.45%
Hawaii	0.45%
Missouri	0.45%
New Jersey	0.45%
New York	0.45%
Intermediate	0.40%
Georgia	0.45%
High Yield	0.49%
Pennsylvania	0.45%

Notes to Financial Statements (continued)

Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

For the period from October 1, 2007 through January 31, 2009, Lord Abbett has contractually agreed to reimburse expenses for each Fund, other than Intermediate and High Yield, to the extent necessary so that each class' total annual operating expenses (excluding interest expense) do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	0.95%
B	1.60%
C	1.60%
F	0.70%
I	0.75%
P	1.05%

For the fiscal year ended September 30, 2008, Lord Abbett is voluntarily reimbursing approximately an additional $19,000, $210,000, $160,000, $66,000, $11,000, $160,000, and $390, of expenses for National, Connecticut, Hawaii, Missouri , New York, Georgia, and Pennsylvania, respectively. Lord Abbett may stop the voluntary reimbursements at any time.

For the period from October 1, 2007 through January 31, 2009, Lord Abbett has contractually agreed to reimburse expenses for Intermediate to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates:

Class	% of Average Daily Net Assets(1)
A	0.25%
B	1.00%
C	1.00%
F	0.10%
P	0.45%

(1)  For the period May 20, 2008 through June 4, 2008, Lord Abbett voluntarily reimbursed all expenses for Class A and Class F shares, and voluntarily reimbursed expenses at an annualized rate of average daily net assets of 0.75% for Class B and Class C shares and 0.20% for Class P shares.

For the fiscal year ended September 30, 2008, Lord Abbett has voluntarily agreed to reimburse expenses for High Yield to the extent necessary so that each class' total annual operating expenses (excluding interest expense) do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	N/A(1)
B	1.33%(2)
C	1.33%(2)
F	N/A(3)
I	N/A(4)
P	N/A(5)

(1)  For the period October 1, 2007 through January 27, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.75% of average daily net assets. For the period January 28, 2008 through April 14, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.80% of average daily net assets.

(2)  For the period October 1, 2007 through January 27, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 1.25% of average daily net assets. For the period January 28, 2008 through April 14, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 1.30% of average daily net assets.

(3)  For the period October 1, 2007 through January 27, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.65% of average daily net assets. For the period January 28, 2008 through April 14, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.70% of average daily net assets.

Notes to Financial Statements (continued)

(4)  For the period October 1, 2007 through January 27, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.55% of average daily net assets. For the period January 28, 2008 through April 14, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.60% of average daily net assets.

(5)  For the period October 1, 2007 through January 27, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.75% of average daily net assets. For the period January 28, 2008 through April 14, 2008, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.80% of average daily net assets.

Effective November 4, 2008, Lord Abbett is no longer voluntarily reimbursing expenses for any Class of shares of High Yield Fund.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F and P shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee	Class A	Class B	Class C(1)	Class F	Class P
Service	.15%	.25%	.25%	-	.20%
Distribution	.05%	.75%	.75%	.10%	.25%

(1) The Rule 12b-1 fee each Fund pays on Class C shares is at a blended rate calculated based on 1.00% of each Fund's average daily net assets attributable to Class C shares held for less than one year and 0.80% of each Fund's average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended September 30, 2008:

	Distributor Commissions	Dealers' Concessions
National	$195,754	$925,286
California	37,807	175,771
Connecticut	51,264	243,718
Hawaii	49,860	234,984
Missouri	64,385	306,315
New Jersey	23,790	109,743
New York	36,385	169,013
Intermediate	72,391	447,714
Georgia	56,620	273,609
High Yield	376,698	1,770,990
Pennsylvania	24,202	111,816

Distributor received the following amount of CDSCs for the year ended September 30, 2008:

	Class A	Class C
National	$42,398	$20,058
California	1,311	3,485
Connecticut	7,723	-
Hawaii	4,190	-
Missouri	16	-
New Jersey	-	3,295
New York	19,528	9,197
Intermediate	61,265	10,309
Georgia	3,221	-
High Yield	201,231	159,171

Two Directors/Trustees and certain of the Company's and Trust's officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of the distributions paid during the fiscal years ended September 30, 2008 and 2007 was as follows:

	National		California
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Distributions paid from:
Tax-exempt income	$39,554,659	$24,670,467	$7,333,335	$6,806,121
Ordinary Income	373,850	-	-	-
Total distributions paid	$39,928,509	$24,670,467	$7,333,335	$6,806,121
	Connecticut		Hawaii
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Distributions paid from:
Tax-exempt income	$5,720,429	$5,002,339	$4,760,208	$3,959,084
Total distributions paid	$5,720,429	$5,002,339	$4,760,208	$3,959,084
	Missouri		New Jersey
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Distributions paid from:
Tax-exempt income	$6,852,683	$6,551,621	$5,579,113	$5,377,981
Total distributions paid	$6,852,683	$6,551,621	$5,579,113	$5,377,981
	New York		Intermediate
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Distributions paid from:
Tax-exempt income	$11,753,861	$10,846,575	$4,539,327	$507,176
Total distributions paid	$11,753,861	$10,846,575	$4,539,327	$507,176
	Georgia		High Yield
	9/30/2008	9/30/2007	9/30/2008	9/30/2007
Distributions paid from:
Tax-exempt income	$5,533,092	$5,293,542	$67,344,185	$65,289,967
Total distributions paid	$5,533,092	$5,293,542	$67,344,185	$65,289,967

Notes to Financial Statements (continued)

	Pennsylvania
	9/30/2008	9/30/2007
Distributions paid from:
Tax-exempt income	$4,054,391	$3,977,593
Total distributions paid	$4,054,391	$3,977,593

As of September 30, 2008, the components of accumulated losses on a tax-basis were as follows:

	National	California
Capital loss carryforwards*	$(10,515,003)	$(1,245,129)
Temporary differences	(3,482,770)	(1,872,551)
Unrealized losses - net	(90,559,013)	(14,722,586)
Total accumulated losses - net	$(104,556,786)	$(17,840,266)
	Connecticut	Hawaii
Capital loss carryforwards*	$(1,640,570)	$(1,911,290)
Temporary differences	(1,124,554)	(1,098,146)
Unrealized losses - net	(10,643,929)	(6,617,383)
Total accumulated losses - net	$(13,409,053)	$(9,626,819)
	Missouri	New Jersey
Capital loss carryforwards*	$(302,654)	$(2,069,868)
Temporary differences	(723,804)	(470,039)
Unrealized losses - net	(13,500,277)	(13,070,467)
Total accumulated losses - net	$(14,526,735)	$(15,610,374)
	New York	Intermediate
Capital loss carryforwards*	$(562,562)	$(320,122)
Temporary differences	(2,047,794)	(173,803)
Unrealized losses - net	(25,158,537)	(13,316,293)
Total accumulated losses - net	$(27,768,893)	$(13,810,218)
	Georgia	High Yield
Capital loss carryforwards*	$(1,098,614)	$(27,750,501)
Temporary differences	(741,352)	(72,171,659)
Unrealized losses - net	(11,744,646)	(249,204,457)
Total accumulated losses - net	$(13,584,612)	$(349,126,617)

Pennsylvania
Capital loss carryforwards*	$(198,935)
Temporary differences	(225,889)
Unrealized losses - net	(6,849,132)
Total accumulated losses - net	$(7,273,956)

* As of September 30, 2008, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2009	2010	2011	2012	2013	2014	2015	2016	Total
National	$216,704	$806,580	$1,807,613	$4,214,676	$112,599	$1,000,976	$1,179,825	$1,176,030	$10,515,003
California	-	-	34,990	777,657	-	-	429,137	3,345	1,245,129
Connecticut	518,107	-	-	457,625	-	99,211	349,983	215,644	1,640,570
Hawaii	268,000	-	-	1,593,681	-	-	49,609	-	1,911,290
Missouri	-	-	-	-	-	-	302,654	-	302,654
New Jersey	-	-	405,467	1,576,989	-	87,412	-	-	2,069,868

Notes to Financial Statements (continued)

	2009	2010	2011	2012	2013	2014	2015	2016	Total
New York	$-	$-	$-	$-	$-	$562,562	$-	$-	$562,562
Intermediate	-	-	-	74,668	63,298	16,132	140,520	25,504	320,122
Georgia	-	-	-	37,356	-	4,081	820,773	236,404	1,098,614
High Yield	-	-	-	-	-	1,759,893	9,152,078	16,838,530	27,750,501
Pennsylvania	-	-	-	186,056	-	12,879	-	-	198,935

On December 14, 2007, National acquired the net assets of Florida Series ("Florida") and Michigan Series ("Michigan") of the Trust and Lord Abbett Minnesota Tax-Free Income Fund ("Minnesota"), Lord Abbett Texas Tax-Free Income Fund ("Texas") and Lord Abbett Washington Tax-Free Income Fund ("Washington") of the Company (collectively, the "Acquired Funds"). As of December 14, 2007, the cumulative capital loss carryforwards of the Acquired Funds transferred into National were $6,120,844.

Capital losses incurred after October 31 ("Post-October losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The following Funds incurred and will elect to defer net capital losses during fiscal 2008 as follows:

Post-October Losses
National	$1,675,850
California	1,429,975
Connecticut	629,685
Hawaii	682,749
Missouri	153,685
New York	984,668
Intermediate	157,959
Georgia	609,688
High Yield	71,945,112

As of September 30, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Loss
National	$912,630,674	$7,935,873	$(98,494,886)	$(90,559,013)
California	174,857,405	1,438,518	(16,161,104)	(14,722,586)
Connecticut	137,391,884	1,638,601	(12,282,530)	(10,643,929)
Hawaii	117,363,171	2,102,789	(8,720,172)	(6,617,383)
Missouri	157,376,192	1,115,468	(14,615,745)	(13,500,277)
New Jersey	125,091,421	560,130	(13,630,597)	(13,070,467)
New York	272,476,509	2,483,875	(27,642,412)	(25,158,537)
Intermediate	385,980,520	306,340	(13,622,633)	(13,316,293)
Georgia	130,614,927	950,219	(12,694,865)	(11,744,646)
High Yield	1,333,361,760	21,598	(249,226,055)	(249,204,457)
Pennsylvania	93,261,134	1,591,490	(8,440,622)	(6,849,132)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to tax treatment of accretion, tender option bond trusts, and other temporary adjustments.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended September 30, 2008 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
National	$139,532	$11,327,917	$(11,467,449)
California	(2,226)	1,878,332	(1,876,106)
Connecticut	50,131	618,167	(668,298)
Hawaii	69,118	367,369	(436,487)
Missouri	100,424	(29,654)	(70,770)
New Jersey	107,004	1,290,206	(1,397,210)
New York	94,768	8,512	(103,280)
Georgia	2,859	(2,859)	-
High Yield	(41,601)	41,601	-
Pennsylvania	(4,527)	4,527	-

The permanent differences are attributable to the tax treatment of accretion, certain distributions, and the expiration of capital loss carryforwards.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended September 30, 2008 were as follows:

	Purchases	Sales
National	$885,202,322	$812,749,500
California	96,283,529	89,413,517
Connecticut	47,456,849	46,173,479
Hawaii	39,754,672	24,059,281
Missouri	45,093,843	56,192,633
New Jersey	40,487,633	54,957,829
New York	138,069,635	126,018,646
Intermediate	400,218,073	38,577,958
Georgia	51,358,445	51,371,653
High Yield	675,383,923	913,816,687
Pennsylvania	43,685,267	45,819,352

There were no purchases or sales of U.S. Government securities for the fiscal year ended September 30, 2008.

6. DIRECTORS'/TRUSTEES' REMUNERATION

The Company's and Trust's officers and the two Directors/Trustees who are associated with Lord Abbett do not receive any compensation from the Company or Trust for serving in such capacities. Outside Directors'/Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors/Trustees under which outside Directors/Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors'/Trustees' fees. The deferred

Notes to Financial Statements (continued)

amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors'/Trustees' fees on the Statements of Operations and in Directors'/Trustees' fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company and Trust have entered into agreements with the Funds' transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8. LINE OF CREDIT

High Yield, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of .08% of the available amount. As of September 30, 2008, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended September 30, 2008.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's and Trust's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

10. INVESTMENT RISKS

Each Fund's performance and the value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund's investments typically will lose value. This risk is usually greater for long-term bonds and particularly for inverse floaters than for short-term bonds. As a result, the Funds, which tend to invest in longer-term bonds and inverse floaters to a greater degree than some municipal bond funds, normally will have greater market risk than those funds.

Additional risks that could reduce each Fund's performance or increase volatility include call risk, governmental risk, legislative risk, management risk and credit risk. Credit risk varies among states based upon the economic and fiscal conditions of each state and the municipalities within the state.

There is the risk that an issuer of a municipal bond may fail to make timely payments of principal or interest to a Fund, a risk that is greater with municipal bonds rated below investment grade (sometimes called "lower rated bonds" or "junk bonds"). High Yield invests a significant portion of its assets in such bonds. The National Fund may invest up to 35% and all other Funds may invest up to 20% in such bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of

Notes to Financial Statements (continued)

an issuer, may result in losses to the Fund. Junk bonds are considered predominantly speculative by traditional investment standards. In addition, the market for lower rated municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations which could result in losses.

Each Fund (except National and Intermediate) is non-diversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

Because each Fund other than National, Intermediate and High Yield, focuses on a particular state or territory, each Fund's performance may be more affected by local, state and regional factors than a fund that invests in municipal bonds issued in many states, such as National, Intermediate and High Yield. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of each Fund, and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies.

Each Fund (except High Yield) may invest up to 20% of its net assets in private activity bonds (sometimes called "AMT paper"). High Yield may invest up to 100% of its net assets in AMT paper. The credit quality of such bonds usually is directly related to the credit standing of the private user of the facilities.

Each Fund may invest no more than 20% of its net assets in TOB Residuals, except High Yield, which may invest up to 100% in TOB Residuals. A TOB Residual, sometimes referred to as an inverse floater or a residual interest bond ("RIB"), is a type of "derivative" debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest paid on the TOB Residual, with the result that when interest rates rise, TOB Residuals' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, not only do TOB Residuals generally provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values generally also rise faster than such similar securities.

In addition, loss may result from a Fund's investments in certain derivative transactions such as futures contracts, swap transactions, interest rate caps, inverse floaters and similar transactions. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase a Fund's interest rate risk.

Each Fund may purchase securities on a forward commitment or when-issued basis. Delivery and payment for such securities can take place a month or more after the transaction date. During this period such securities are subject to market fluctuations.

Notes to Financial Statements (continued)

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock or shares of beneficial interest were as follows:

National	Year Ended September 30, 2008		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	19,487,991	$210,159,471	8,453,803	$95,526,810
Converted from Class B*	174,389	1,852,365	250,400	2,859,901
Reinvestment of distributions	2,278,434	24,407,450	1,361,298	15,544,207
Shares reacquired	(17,432,758)	(187,167,156)	(6,196,381)	(70,281,620)
Shares issued in reorganizations (See Note 13)	24,469,961	266,120,610	-	-
Increase	28,978,017	$315,372,740	3,869,120	$43,649,298
Class B Shares
Shares sold	388,572	$4,182,160	396,931	$4,544,848
Reinvestment of distributions	42,993	464,097	42,214	484,110
Shares reacquired	(514,652)	(5,530,861)	(494,724)	(5,671,420)
Converted to Class A*	(173,684)	(1,852,365)	(249,465)	(2,859,901)
Decrease	(256,771)	$(2,736,969)	(305,044)	$(3,502,363)
Class C Shares
Shares sold	5,018,011	$54,283,446	1,349,224	$15,280,830
Reinvestment of distributions	109,539	1,176,085	69,623	796,572
Shares reacquired	(2,013,447)	(21,623,338)	(671,860)	(7,647,735)
Shares issued in reorganizations (See Note 13)	542,967	5,918,398	-	-
Increase	3,657,070	$39,754,591	746,987	$8,429,667
			Period Ended September 30, 2007†
Class F Shares
Shares sold	241,107	$2,517,062	899	$10,000
Reinvestment of distributions	1,088	11,404	-	-
Shares reacquired	(5,104)	(53,203)	-	-
Increase	237,091	$2,475,263	899	$10,000
California	Year Ended September 30, 2008		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,178,432	$32,527,728	1,394,748	$15,046,766
Reinvestment of distributions	427,316	4,388,744	380,078	4,112,677
Shares reacquired	(2,226,767)	(22,812,202)	(2,489,292)	(26,931,490)
Increase (decrease)	1,378,981	$14,104,270	(714,466)	$(7,772,047)
Class C Shares
Shares sold	940,205	$9,598,220	376,919	$4,071,437
Reinvestment of distributions	25,972	266,449	16,818	182,002
Shares reacquired	(405,588)	(4,156,982)	(331,490)	(3,516,037)
Increase	560,589	$5,707,687	62,247	$737,402

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Period Ended September 30, 2007†
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	29,394	$292,419	946	$10,000
Reinvestment of distributions	98	988	-	-
Increase	29,492	$293,407	946	$10,000
Connecticut	Year Ended September 30, 2008		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,562,253	$45,778,685	5,451,585	$56,776,772
Reinvestment of distributions	350,219	3,522,571	276,232	2,870,395
Shares reacquired	(4,341,227)	(43,200,827)	(1,625,593)	(16,928,364)
Increase	571,245	$6,100,429	4,102,224	$42,718,803
			Period Ended September 30, 2007†
Class F Shares
Shares sold	35,299	$346,979	975	$10,000
Reinvestment of distributions	218	2,161	-	-
Increase	35,517	$349,140	975	$10,000
Hawaii	Year Ended September 30, 2008		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,632,268	$27,429,595	4,459,633	$22,137,362
Reinvestment of distributions	644,272	3,128,697	537,418	2,674,811
Shares reacquired	(1,992,651)	(9,633,169)	(2,081,102)	(10,353,689)
Increase	4,283,889	$20,925,123	2,915,949	$14,458,484
			Period Ended September 30, 2007†
Class F Shares
Shares sold	8,067	$40,010	2,032	$10,000
Reinvestment of distributions	108	521	-	-
Shares reacquired	(8,091)	(38,843)	-	-
Increase	84	$1,688	2,032	$10,000
Missouri	Year Ended September 30, 2008		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,902,746	$24,983,520	3,141,867	$16,592,435
Reinvestment of distributions	1,133,162	5,758,679	1,034,675	5,472,262
Shares reacquired	(4,499,601)	(22,756,012)	(3,562,677)	(18,822,721)
Increase	1,536,307	$7,986,187	613,865	$3,241,976
			Period Ended September 30, 2007†
Class F Shares
Shares sold	13,996	$69,687	1,923	$10,000
Reinvestment of distributions	130	656	-	-
Increase	14,126	$70,343	1,923	$10,000

Notes to Financial Statements (continued)

New Jersey	Year Ended September 30, 2008		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,356,945	$21,290,725	3,146,283	$16,074,714
Reinvestment of distributions	691,213	3,367,440	559,288	2,863,768
Shares reacquired	(4,946,493)	(24,008,559)	(3,176,536)	(16,205,959)
Increase	101,665	$649,606	529,035	$2,732,523
			Period Ended September 30, 2007†
Class F Shares
Shares sold	8,742	$42,027	2,000	$10,000
Reinvestment of distributions	85	415	-	-
Increase	8,827	$42,442	2,000	$10,000
New York	Year Ended September 30, 2008		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,228,053	$55,945,433	3,710,029	$41,336,282
Reinvestment of distributions	574,998	6,145,012	544,993	6,091,641
Shares reacquired	(5,239,735)	(56,196,282)	(2,731,193)	(30,441,302)
Increase	563,316	$5,894,163	1,523,829	$16,986,621
Class C Shares
Shares sold	1,569,460	$16,783,782	1,245,365	$13,875,240
Reinvestment of distributions	46,157	491,989	27,137	302,779
Shares reacquired	(713,188)	(7,575,420)	(427,155)	(4,747,357)
Increase	902,429	$9,700,351	845,347	$9,430,662
			Period Ended September 30, 2007†
Class F Shares
Shares sold	2	$22	912	$10,000
Reinvestment of distributions	39	414	-	-
Increase	41	$436	912	$10,000
Intermediate	Year Ended September 30, 2008		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	40,195,207	$392,148,963	1,371,763	$13,284,726
Converted from Class B*	11,598	112,817	2,164	21,139
Reinvestment of distributions	229,991	2,222,027	23,696	231,140
Shares reacquired	(6,264,088)	(61,068,096)	(386,523)	(3,759,425)
Increase	34,172,708	$333,415,711	1,011,100	$9,777,580
Class B Shares
Shares sold	178,271	$1,736,644	21,048	$204,846
Reinvestment of distributions	1,832	17,783	925	9,020
Shares reacquired	(41,961)	(412,071)	(24,013)	(233,675)
Converted to Class A*	(11,612)	(112,817)	(2,166)	(21,139)
Increase (decrease)	126,530	$1,229,539	(4,206)	$(40,948)

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	4,981,219	$48,535,052	249,723	$2,421,642
Reinvestment of distributions	21,203	205,123	3,167	30,836
Shares reacquired	(719,844)	(7,038,416)	(100,685)	(981,118)
Increase	4,282,578	$41,701,759	152,205	$1,471,360
			Period Ended September 30, 2007†
Class F Shares
Shares sold	162,412	$1,571,876	1,026	$10,000
Reinvestment of distributions	1,053	10,185	-	-
Shares reaquired	(9,502)	(91,853)	-	-
Increase	153,963	$1,490,208	1,026	$10,000
			Year Ended September 30, 2007
Class P Shares
Shares sold	-	$-	5	$50
Reinvestment of distributions	47	453	38	372
Increase	47	$453	43	$422
Georgia	Year Ended September 30, 2008		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,156,781	$27,672,041	6,132,708	$34,371,109
Reinvestment of distributions	778,143	4,203,091	740,144	4,150,091
Shares reacquired	(4,986,583)	(26,940,704)	(3,708,747)	(20,679,856)
Increase	948,341	$4,934,428	3,164,105	$17,841,344
			Period Ended September 30, 2007†
Class F Shares
Shares sold	30,959	$163,864	1,815	$10,000
Reinvestment of distributions	338	1,795	-	-
Shares reacquired	(93)	(489)	-	-
Increase	31,204	$165,170	1,815	$10,000
High Yield	Year Ended September 30, 2008		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	25,601,338	$351,719,516	34,630,314	$544,824,022
Reinvestment of distributions	2,095,556	28,683,721	1,733,048	27,289,077
Shares reacquired	(32,996,018)	(457,973,062)	(18,841,823)	(292,617,103)
Increase (decrease)	(5,299,124)	$(77,569,825)	17,521,539	$279,495,996
Class B Shares
Shares sold	7.919	$129	3.000	$73
Reinvestment of distributions	38.577	527	32.235	504
Increase	46.496	$656	35.235	$577

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	11,975,251	$164,961,402	19,041,903	$300,109,186
Reinvestment of distributions	756,289	10,345,476	581,858	9,155,082
Shares reacquired	(15,565,412)	(215,601,930)	(5,937,759)	(91,668,073)
Increase (decrease)	(2,833,872)	$(40,295,052)	13,686,002	$217,596,195
			Period Ended September 30, 2007†
Class F Shares
Shares sold	510,281	$6,723,803	665.336	$10,000
Reinvestment of distributions	3,425	44,354	-	-
Shares reacquired	(135,135)	(1,759,060)	-	-
Increase	378,571	$5,009,097	665.336	$10,000
			Year Ended September 30, 2007
Class P Shares
Shares sold	- (a)	$4	4	$56
Reinvestment of distributions	43	588	36	564
Increase	43	$592	40	$620
Pennsylvania	Year Ended September 30, 2008		Year Ended September 30, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,741,319	$8,760,876	1,954,754	$10,174,874
Reinvestment of distributions	473,523	2,388,915	455,533	2,372,379
Shares reacquired	(1,752,804)	(8,823,444)	(1,961,825)	(10,204,037)
Increase	462,038	$2,326,347	448,462	$2,343,216
			Period Ended September 30, 2007†
Class F Shares
Shares sold	2.000	$10	1,950	$10,000
Reinvestment of distributions	81.774	412	-	-
Increase	83.774	$422	1,950	$10,000

* Automatic conversion of Class B shares occurs on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

† For the period September 28, 2007 (commencement of investment operations) to September 30, 2007.

(a) Value is less than 1 share.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective March 31, 2008, the Funds adopted FIN 48. The adoption of FIN 48 did not result in a material impact on the Funds' net assets, results of operations and financial statement disclosures. The Funds file U.S. federal and various state tax returns. No income tax returns are currently under examination. The Funds' U.S. federal tax returns remain open for the years ended September 30, 2005 through September 30, 2008.

Notes to Financial Statements (concluded)

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on each Fund's financial statements and disclosures.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund's financial statements and disclosures.

13. REORGANIZATIONS

On December 14, 2007, National acquired the net assets of Florida, Michigan, Minnesota, Texas and Washington, pursuant to a plan of reorganization approved by each Acquired Fund's shareholders on December 7, 2007. The acquisition was accomplished by a tax-free exchange of 25,012,928 shares (valued at $272,039,008) of National and 48,464,295 shares of the Acquired Funds outstanding on December 14, 2007. The Acquired Funds' net assets at the date of the acquisition, including $9,763,815 of unrealized appreciation, $71,879 of undistributed (distributions in excess of) net investment income, and $6,172,997 of accumulated net realized losses, were combined with those of National. Net unrealized appreciation, undistributed (distributions in excess) of net investment income and accumulated net realized losses were as follows:

Acquired Fund	Net Unrealized Appreciation	Undistributed (Distributions in excess of) Net Investment Income	Accumulated Net Realized Loss
Florida	$2,215,977	$5,294	$1,222,409
Michigan	2,543,473	36,665	705,755
Minnesota	96,548	4,182	1,171,794
Texas	2,955,039	(9,352)	1,519,516
Washington	1,952,778	35,090	1,553,523

Total shares issued by National and total net assets of the Acquired Funds were as follows:

Acquired Fund	Shares Issued by National	Shares Exchanged	Total Net Assets of the Acquired Funds
Florida - Class A	4,603,214	10,928,209	$50,061,794
Florida - Class C	542,967	1,289,781	5,918,398
Michigan - Class A	5,868,887	12,391,978	63,826,490
Minnesota - Class A	4,248,857	9,290,026	46,208,019
Texas - Class A	6,254,984	6,985,424	68,025,455
Washington - Class A	3,494,019	7,578,877	37,998,852

The total net assets of National immediately before the transfer were $631,591,891. Total net assets of the Acquired Funds immediately before the transfer were $272,039,008. Total net assets of National immediately after the transfer were $903,630,899.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Municipal Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Municipal Income Fund, Inc. (the "Funds") comprising Lord Abbett National Tax-Free Income Fund, Lord Abbett California Tax-Free Income Fund, Lord Abbett Connecticut Tax-Free Income Fund, Lord Abbett Hawaii Tax-Free Income Fund, Lord Abbett Missouri Tax-Free Income Fund, Lord Abbett New Jersey Tax-Free Income Fund and Lord Abbett New York Tax-Free Income Fund as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the statement of cash flows of Lord Abbett California Tax-Free Income Fund for the year ended September 30, 2008. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Lord Abbett Municipal Income Fund, Inc. as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the cash flows of Lord Abbett California Tax-Free Income Fund for the year ended September 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 21, 2008

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders,
Lord Abbett Municipal Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Municipal Income Trust (the "Funds") comprising Lord Abbett Intermediate Tax-Free Fund, Georgia Series, Lord Abbett High Yield Municipal Bond Fund and Pennsylvania Series as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the statement of cash flows of Lord Abbett High Yield Municipal Bond Fund for the year ended September 30, 2008. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Lord Abbett Municipal Trust as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the cash flows of Lord Abbett High Yield Municipal Bond Fund for the year ended September 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 21, 2008

Basic Information About Management

The Company's Board of Directors and the Trust's Board of Trustees (the "Board") are responsible for the management of the business and affairs of the Company and the Trust in accordance with the laws of the States of Maryland and Delaware, respectively. Each Board appoints officers who are responsible for the day-to-day operations of the Company and the Trust and who execute policies authorized by the Board. Each Board also approves an investment adviser to the Company and the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director and Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's and the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's and the Trust's investment adviser.

Interested and Directors and Trustees

The following Directors and Trustees are Partners of Lord Abbett and are "interested persons" of the Company and the Trust as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company and Trust	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989, Trustee since 1991 and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director/Trustee since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors and Trustees

The following independent or outside Directors and Trustees ("Independent Trustees/Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52 portfolios or series.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company and Trust	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director/Trustee since 1994	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director/Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush - O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director/Trustee since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director/Trustee since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2000	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company and Trust	Principal Occupation During Past Five Years	Other Directorships
Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982 and Trustee since 1991	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company or the Trust. All the officers of the Company or the Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company and Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Daniel S. Solender (1965)	Executive Vice President	Elected in 2006	Partner and Director of Municipal Bond Management, joined Lord Abbett in 2006, formerly a Vice President and Portfolio Manager at Nuveen Investments (1992 - 1999 and 2003 - 2006) prior thereto Principal and Portfolio Manager at Vanguard Group from (1999 - 2003).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company and Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Peter Scott Smith (1966)	Vice President	Elected in 2000	Portfolio Manager, joined Lord Abbett in 1992.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Daniel T. Vande Velde (1967)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007, formerly a Portfolio Manager at McDonnell Investment Management (2001 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors and the Trust's Trustees. It is available free upon request.

Householding

The Company and Trust have adopted a policy that allows them to send only one copy of the Funds' Prospectuses, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the income distributions paid by each Fund, other than National, during the fiscal year ended September 30, 2008, is tax-exempt dividend income.

99.96% of the income distributions paid by National during the fiscal year ended September 30, 2008, is tax-exempt dividend income.

This page is intentionally left blank.

This report, when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett National Tax-Free Income Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Lord Abbett Intermediate Tax-Free Fund

Georgia Series

High Yield Municipal Bond Fund

Pennsylvania Series

LATFI-2-0908

(11/08)

Item 2:	Code of Ethics.

(a)

In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”).  The Code of Ethics was in effect during the fiscal year ended September 30, 2008 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)

See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, Franklin W. Hobbs and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:

Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended September 30, 2008 and 2007 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2008	2007
Audit Fees (a)	$134,500	$191,000
Audit-Related Fees	0	0
Total audit and audit-related fees	134,500	191,000

Tax Fees (b)	42,400	41,014
All Other Fees	-0-	-0-

Total Fees	$176,900	$232,014

(a) Consists of fees for audits of the Registrant’s annual financial statements.

(b) Fees for the fiscal year ended September 30, 2008 and 2007 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended September 30, 2008 and 2007 were:

	Fiscal year ended:
	2008	2007
All Other Fees (a)	$120,000	$197,700

(a) Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended September 30, 2008 and 2007 were:

	Fiscal year ended:
	2008		2007
All Other Fees	$	- 0 -	$	- 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:

Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)

Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MUNICIPAL INCOME TRUST

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman
Date: November 21, 2008

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: November 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: November 21, 2008

	By:	/s/ Joan A Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: November 21, 2008